As filed with the Securities and Exchange Commission on July 29, 2025
Registration Nos. 033-59692 and 811-07584

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 225	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 226	☒
(Check appropriate box or boxes)
RYDEX SERIES FUNDS
(Exact Name of Registrant as Specified in Charter)

c/o Guggenheim Investments

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of Principal Executive Offices) (Zip Code)
(301) 296-5100
(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

1209 Orange Street
Wilmington, Delaware, 19801
County of New Castle
(Name and Address of Agent for Service)

Copies to:
Amy J. Lee Guggenheim Investments 702 King Farm Boulevard Suite 200 Rockville, MD 20850	Laura E. Flores W. John McGuire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004
It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On August 1, 2025 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Front Cover

Mutual Funds	|	|	8.1.2025
Rydex Funds Prospectus
Class A and Class C

Ticker Symbol		Fund Name
Rydex Domestic Equity - Broad Market Funds
Class A	Class C
RYANX	RYNCX	Nova Fund*
RYSOX	RYSYX	S&P 500® Fund
RYARX	RYUCX	Inverse S&P 500® Strategy Fund*
RMQAX	RMQCX	Monthly Rebalance NASDAQ-100® 2x Strategy Fund*
RYATX	RYCOX	NASDAQ-100® Fund
RYAPX	RYACX	Inverse NASDAQ-100® Strategy Fund*
RYAHX	RYDCX	Mid-Cap 1.5x Strategy Fund*
RYAGX	RYCLX	Inverse Mid-Cap Strategy Fund*
RYAKX	RYCMX	Russell 2000® 1.5x Strategy Fund*
RYRRX	RYROX	Russell 2000® Fund
RYAFX	RYCQX	Inverse Russell 2000® Strategy Fund*
RYDAX	RYDKX	Dow Jones Industrial Average® Fund
Rydex Domestic Equity - Style Box Funds
Class A	Class C
RYLGX	RYGRX	S&P 500® Pure Growth Fund
RYLVX	RYVVX	S&P 500® Pure Value Fund
RYMGX	RYCKX	S&P MidCap 400® Pure Growth Fund
RYMVX	RYMMX	S&P MidCap 400® Pure Value Fund
RYSGX	RYWCX	S&P SmallCap 600® Pure Growth Fund
RYSVX	RYYCX	S&P SmallCap 600® Pure Value Fund
Rydex Sector Funds
Class A	Class C
RYBKX	RYKCX	Banking Fund
RYBMX	RYBCX	Basic Materials Fund
RYBOX	RYCFX	Biotechnology Fund
RYPDX	RYCPX	Consumer Products Fund
RYELX	RYSCX	Electronics Fund
RYENX	RYECX	Energy Fund
RYESX	RYVCX	Energy Services Fund
RYFNX	RYFCX	Financial Services Fund
Ticker Symbol		Fund Name
Rydex Sector Funds (continued)
Class A	Class C
RYHEX	RYHCX	Health Care Fund
RYINX	RYICX	Internet Fund
RYLSX	RYLCX	Leisure Fund
RYMNX	RYZCX	Precious Metals Fund
RYREX	RYCRX	Real Estate Fund
RYRTX	RYRCX	Retailing Fund
RYTHX	RYCHX	Technology Fund
RYTLX	RYCSX	Telecommunications Fund
RYTSX	RYCNX	Transportation Fund
RYUTX	RYCUX	Utilities Fund
Rydex International Equity Funds
Class A	Class C
RYAEX	RYCEX	Europe 1.25x Strategy Fund*
RYJSX	RYJTX	Japan 2x Strategy Fund*
RYWTX	RYWUX	Emerging Markets 2x Strategy Fund*
RYWWX	RYWZX	Inverse Emerging Markets 2x Strategy Fund*
Rydex Specialty Funds
Class A	Class C
RYSDX	RYSJX	Strengthening Dollar 2x Strategy Fund*
RYWDX	RYWJX	Weakening Dollar 2x Strategy Fund*
Rydex Fixed Income Funds
Class A	Class C
RYABX	RYCGX	Government Long Bond 1.2x Strategy Fund*
RYAQX	RYJCX	Inverse Government Long Bond Strategy Fund*
RYHDX	RYHHX	High Yield Strategy Fund
RYILX	RYIYX	Inverse High Yield Strategy Fund*
RYIEX	RYFTX	Emerging Markets Bond Strategy Fund

Rydex Money Market Fund
Money Market Class
RYFXX	U.S. Government Money Market Fund
*
For important information regarding the Funds' investment objectives and their use of leverage, please see the following page.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
SERACI-1-0825x0826	guggenheiminvestments.com

*
The Funds are very different from most mutual funds in that they seek to provide leveraged, leveraged inverse or inverse investment results and are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. Certain of the Funds seek to provide such investment results on a daily basis and the Monthly Rebalance NASDAQ-100® 2x Strategy Fund seeks to provide such investment results on a calendar month basis. The Inverse Funds pursue investment goals which are inverse to the performance of their respective underlying index and the Leveraged Inverse Funds pursue investment goals which are inverse to 200% of the performance of their respective underlying index, a result opposite of most other mutual funds. Investors should note that the pursuit of such leveraged, leveraged inverse and inverse investment goals has the following implications: • The Leveraged Funds and Leveraged Inverse Funds are riskier than alternatives that do not use leverage because the performance of an investment in a Leveraged Fund or Leveraged Inverse Fund is magnified. • The effect of leverage on a Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (e.g., 200% of the performance of its underlying index) over a period of time greater than one day or full calendar month, as applicable. This means that the return of a Fund for a period of longer than a single trading day or full calendar month, as applicable, will be the result of each day’s or month's compounded returns over the period, which will very likely differ from the return of the Fund’s benchmark for that period. As a consequence, especially during periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day or different than a full calendar month (whether for a period shorter or longer than a full calendar month), as applicable, will not be the product of the return of a Fund’s stated investment goal (e.g., 2x) and the cumulative performance of the Fund’s benchmark. For the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, which seeks to provide investment results on a calendar month basis, an investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the exposure to the underlying index from that point until the end of the calendar month. In addition, for Funds that seek to provide investment results on a daily basis, as a result of compounding, a Fund’s performance for periods greater than one day is likely to be either greater than or less than the performance of the Fund’s underlying index times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should: (a) for each Leveraged Fund and Leveraged Inverse Fund, understand the risks associated with the use of leverage, (b) for each Leveraged Fund and Leveraged Inverse Fund, understand the consequences of seeking daily leveraged investment results, (c) for each Inverse Fund and Leveraged Inverse Fund, understand the risks of shorting, and (d) intend to actively manage and monitor their investments. Investors who do not understand the Funds or do not actively manage and monitor their investments should not buy shares of the Funds.

Each Leveraged Fund (except for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Europe 1.25x Strategy Fund and Japan 2x Strategy Fund) seeks daily exposure to its underlying index equal to or in excess of 120% of its net assets (please see each Leveraged Fund's Summary Section for the specific daily exposure sought, which may be in excess of 120%) while each Leveraged Inverse Fund seeks daily exposure to its underlying index equal to -200% of its net assets. As a consequence, for each Fund the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Leveraged Fund and a gain in the value of the underlying index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

The Monthly Rebalance NASDAQ-100® 2x Strategy Fund does not seek to provide investment results on a daily basis or for periods different than a full calendar month that match the performance of its benchmark, but rather seeks to provide investment results that match the performance of its benchmark on a full calendar month basis. The Fund seeks exposure to its underlying index equal to 200% of its net assets. As a consequence, the risk of total loss of your investment exists in the event of a decline in the value of the Fund’s underlying index in excess of 50%. In short, the risk of total loss of your investment exists.

The Europe 1.25x Strategy Fund and the Japan 2x Strategy Fund do not seek to provide investment results on a daily basis that match the performance of a specific benchmark, but rather seek to provide investment results that correlate to the performance of a specific benchmark over time. However, similar to the Leveraged Funds and Leveraged Inverse Funds discussed above, each of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund seeks exposure to its underlying index equal to 125% and 200% of its net assets, respectively. As a consequence, for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of the Fund). In short, the risk of total loss of your investment exists.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

Table of Contents

FUND SUMMARIES
(Includes Important Information About the Fund (if applicable); Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Nova Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Nova Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from 150% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.5x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.  The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”).  The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
1 | PROSPECTUS

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.62%	0.61%
Short Sales Dividend and Interest Expense	0.02%	0.02%
Remaining Other Expenses	0.60%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.63%	2.37%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.57%	2.31%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$627	$959	$1,314	$2,311
Class C	$334	$734	$1,260	$2,702
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$234	$734	$1,260	$2,702
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating
PROSPECTUS | 2

Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 180% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund’s benchmark. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. Certain of the companies included in the S&P 500® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
3 | PROSPECTUS

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
PROSPECTUS | 4

Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.5x	10%	25%	50%	75%	100%
-60%	-90%	-75%	-75%	-77%	-79%	-83%
-50%	-75%	-65%	-65%	-68%	-72%	-76%
-40%	-60%	-54%	-55%	-58%	-62%	-68%
-30%	-45%	-42%	-43%	-47%	-52%	-60%
-20%	-30%	-29%	-31%	-34%	-42%	-51%
-10%	-15%	-15%	-17%	-23%	-32%	-41%
0%	0%	0%	-2%	-9%	-19%	-32%
10%	15%	14%	13%	5%	-6%	-21%
20%	30%	31%	29%	19%	9%	-9%
30%	45%	47%	45%	35%	20%	2%
40%	60%	65%	62%	50%	35%	13%
50%	75%	83%	79%	68%	49%	25%
60%	90%	102%	98%	85%	63%	38%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 16.30%. The underlying index’s highest one-year volatility rate during the five-year period is 20.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 16.64%.
5 | PROSPECTUS

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
PROSPECTUS | 6

underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to
7 | PROSPECTUS

negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain
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information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
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Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject
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to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
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Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of the Fund's underlying index. The underlying index also serves as a broad-based securities market index representing the overall domestic equity market. For additional information about the Fund's underlying index, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	5.64%
Highest Quarter	June 30, 2020	30.77%
Lowest Quarter	March 31, 2020	-31.86%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	30.81%	15.43%	14.40%
Return After Taxes on Distributions	30.34%	11.89%	12.47%
Return After Taxes on Distributions and Sale of Fund Shares	18.26%	10.40%	10.99%
Class A—Before Taxes	26.51%	15.17%	14.70%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
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•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 14

S&P 500® Fund

INVESTMENT OBJECTIVE
The S&P 500® Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.66%	0.66%
Total Annual Fund Operating Expenses	1.66%	2.41%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.61%	2.36%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$631	$969	$1,330	$2,343
Class C	$339	$747	$1,281	$2,743
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$239	$747	$1,281	$2,743
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. Certain of the companies included in the S&P 500® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the
PROSPECTUS | 16

Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
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Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more
PROSPECTUS | 18

volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs
19 | PROSPECTUS

derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and
PROSPECTUS | 20

custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of the Fund's underlying index. The underlying index also serves as a broad-based securities market index representing the overall domestic equity market. For additional information about the Fund's underlying index, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the
21 | PROSPECTUS

bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	4.92%
Highest Quarter	June 30, 2020	19.72%
Lowest Quarter	March 31, 2020	-20.12%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	21.07%	11.76%	10.37%
Return After Taxes on Distributions	20.45%	10.34%	9.17%
Return After Taxes on Distributions and Sale of Fund Shares	12.48%	8.72%	7.92%
Class A—Before Taxes	17.15%	11.51%	10.67%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PROSPECTUS | 22

PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
23 | PROSPECTUS

Inverse S&P 500® Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse S&P 500® Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period  of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
PROSPECTUS | 24

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.62%	0.60%
Short Sales Dividend and Interest Expense	0.03%	0.03%
Remaining Other Expenses	0.59%	0.57%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses[2]	1.83%	2.56%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.13%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.70%	2.43%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$640	$1,011	$1,407	$2,511
Class C	$346	$784	$1,349	$2,885
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$246	$784	$1,349	$2,885
25 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. Certain of the companies included in the S&P 500® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”);
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(ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the
27 | PROSPECTUS

Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 16.30%. The underlying index’s highest one-year volatility rate during the five-year period is 20.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 16.64%.
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Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
29 | PROSPECTUS

underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to
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negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain
31 | PROSPECTUS

information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
PROSPECTUS | 32

Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
33 | PROSPECTUS

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
PROSPECTUS | 34

Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of the Fund's underlying index. The underlying index also serves as a broad-based securities market index representing the overall domestic equity market. For additional information about the Fund's underlying index, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-5.25%
Highest Quarter	June 30, 2022	16.45%
Lowest Quarter	June 30, 2020	-19.38%
35 | PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-14.75%	-13.91%	-12.89%
Return After Taxes on Distributions	-17.72%	-14.79%	-13.37%
Return After Taxes on Distributions and Sale of Fund Shares	-8.78%	-10.05%	-8.20%
Class A—Before Taxes	-17.41%	-14.10%	-12.65%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
PROSPECTUS | 36

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
37 | PROSPECTUS

Monthly Rebalance NASDAQ-100® 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Monthly Rebalance NASDAQ-100® 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks calendar month leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time longer than a full calendar month. This means that the return of the Fund for a period longer than a full calendar month will be the result of each calendar month's compounded return over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period different than a full calendar month (whether for a period shorter than or longer than a full calendar month) will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark for the full calendar month.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
PROSPECTUS | 38

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.67%	0.66%
Short Sales Dividend and Interest Expense	0.06%	0.06%
Remaining Other Expenses	0.61%	0.60%
Total Annual Fund Operating Expenses	1.82%	2.56%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.56%	-0.55%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.26%	2.01%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep net operating expenses for Class A shares and Class C shares (including Rule 12b-1 fees (if any), but exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles) (“Excluded Expenses”)) from exceeding 1.35% and 2.10%, respectively, of the Fund’s Class A shares and Class C shares average daily net assets. The Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) includes Excluded Expenses and, thus, from time to time may be higher than 1.35% and 2.10%, respectively. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
3
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$597	$968	$1,364	$2,467
Class C	$304	$744	$1,311	$2,854
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$204	$744	$1,311	$2,854
39 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1036% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies included in the underlying index or common stock with the same characteristics as those included in the Fund's benchmark and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or providing exposure in the same proportion that those securities are represented in the Fund's benchmark. The Fund also may purchase options contracts designed to protect the value of the Fund's portfolio or particular instruments held by the Fund in the event of an extreme intra-month movement in the value of the underlying index. The Fund is not obligated to engage in such protective investment measures nor is there any guarantee that such measures will be successful in protecting the value of the Fund. Such protective measures also may adversely affect the Fund's ability to realize extreme gains in the value of the Fund's benchmark. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to international companies included in the Fund's benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and securities and financial instruments with economic characteristics that should perform similarly to the securities of companies in the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $18.4 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry and Software Industry, separate industries within the Information Technology Sector. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Consumer Staples Sector, Health Care Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. Depending on the effect on the Fund's portfolio of the underlying index's movements during any calendar month it may be necessary for the Advisor to rebalance the Fund's portfolio on the last trading day of each calendar month. Generally, the Fund's portfolio would be rebalanced at the end of a given month to increase the portfolio's exposure in response
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to that calendar month's gains or to reduce the portfolio's exposure in response to that calendar month's losses. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the
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underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a full calendar month, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting monthly returns over periods greater than a single month. The Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s monthly returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a monthly basis.
Fund performance for periods different than a full calendar month can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-85%	-86%	-89%	-93%	-97%
-50%	-100%	-76%	-78%	-82%	-88%	-94%
-40%	-80%	-65%	-67%	-73%	-82%	-90%
-30%	-60%	-52%	-54%	-62%	-74%	-86%
-20%	-40%	-37%	-40%	-50%	-65%	-80%
-10%	-20%	-20%	-24%	-36%	-54%	-74%
0%	0%	-1%	-5%	-20%	-42%	-66%
10%	20%	20%	15%	-3%	-29%	-58%
20%	40%	42%	36%	16%	-14%	-48%
30%	60%	67%	60%	36%	1%	-37%
40%	80%	93%	85%	57%	19%	-28%
50%	100%	120%	111%	81%	36%	-15%
60%	120%	149%	140%	105%	56%	-2%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 20.64%. The underlying index’s highest one-year volatility rate during the five-year period is 26.55%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 18.36%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a full calendar month. The risk of the Fund not achieving its calendar monthly investment objective will be more acute when the underlying index has an extreme intra-month movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a full calendar month is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The
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successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the underlying index
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components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Software Industry. As a result of the Fund's concentration in the Software Industry, the Fund is subject to the risks associated with that Industry. The Software Industry includes companies engaged in developing and producing software designed for specialized applications for the business and consumer markets, including enterprise & technical software, cloud-based software and companies engaged in bitcoin mining, and in developing and producing software for operating systems & platforms, database management software and firewalls. The prices of the securities of issuers in the Software Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, challenges related to bringing products to market, and rapid obsolescence of products. In addition, many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. Legislative or regulatory changes and increased government supervision also may affect companies in the Software Industry. The Software Industry is a separate industry within the Information Technology Sector.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Intra-Calendar Month Investment Risk—The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for a period different than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index
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from the end of the prior calendar month until the point of purchase. If the underlying index moves in a direction favorable to the Fund, the investor will receive less than 200% exposure to the underlying index. Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive greater than 200% exposure to the underlying index. Only on the last trading day of a calendar month, could an investor receive 200% exposure to the underlying index.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Further, purchasing shares intra-calendar month may result in greater than 200% exposure to the performance of the underlying index if the underlying index declines between the end of the last calendar month and the time the investor purchased Fund shares. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
47 | PROSPECTUS

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and, except in response to extreme intra-month movements in the Fund's underlying index, the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
PROSPECTUS | 48

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes
49 | PROSPECTUS

companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a calendar month or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund's underlying index (NASDAQ-100 Index®).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
PROSPECTUS | 50

The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.99%
Highest Quarter	June 30, 2020	64.75%
Lowest Quarter	June 30, 2022	-42.32%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	43.14%	30.61%	30.14%
Return After Taxes on Distributions	30.53%	26.97%	28.31%
Return After Taxes on Distributions and Sale of Fund Shares	26.00%	23.79%	25.91%
Class A—Before Taxes	38.34%	30.33%	30.51%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	18.53%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 52

NASDAQ-100® Fund

INVESTMENT OBJECTIVE
The NASDAQ-100® Fund (the “Fund”) seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter ("OTC") securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.58%	0.58%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.59%	2.34%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.50%	2.25%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund's average daily net assets in excess of $500,000.000. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund's expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund's Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$620	$945	$1,291	$2,267
Class C	$328	$722	$1,242	$2,669
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$228	$722	$1,242	$2,669
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the OTC market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to international companies included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $18.4 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
PROSPECTUS | 54

On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity
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interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
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Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
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Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic
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growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correspond to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in
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comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (NASDAQ-100 Index®). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	7.14%
Highest Quarter	June 30, 2020	29.63%
Lowest Quarter	June 30, 2022	-22.82%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	22.15%	17.46%	15.85%
Return After Taxes on Distributions	18.79%	15.37%	14.22%
Return After Taxes on Distributions and Sale of Fund Shares	14.50%	13.46%	12.72%
Class A—Before Taxes	18.20%	17.20%	16.14%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	18.53%
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse NASDAQ-100® Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse NASDAQ-100® Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.61%	0.59%
Short Sales Dividend and Interest Expense	0.05%	0.04%
Remaining Other Expenses	0.56%	0.55%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.79%	2.52%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.11%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.68%	2.41%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$638	$1,001	$1,389	$2,472
Class C	$344	$774	$1,331	$2,847
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$244	$774	$1,331	$2,847
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain inverse exposure to international companies included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $18.4 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”);
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(ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the
67 | PROSPECTUS

Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 20.64%. The underlying index’s highest one-year volatility rate during the five-year period is 26.55%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 18.36%.
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Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain
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risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
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High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income
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instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
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OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel.
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The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in
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comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (NASDAQ-100 Index®). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-8.70%
Highest Quarter	June 30, 2022	23.86%
Lowest Quarter	June 30, 2020	-25.15%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-17.32%	-19.88%	-18.23%
Return After Taxes on Distributions	-19.78%	-20.74%	-18.70%
Return After Taxes on Distributions and Sale of Fund Shares	-10.30%	-13.55%	-10.30%
Class A—Before Taxes	-19.89%	-20.05%	-17.90%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	18.53%
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Mid-Cap 1.5x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Mid-Cap 1.5x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from 150% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.5x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.62%	0.63%
Short Sales Dividend and Interest Expense	0.03%	0.03%
Remaining Other Expenses	0.59%	0.60%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.79%	2.55%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.67%	2.43%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$637	$1,000	$1,388	$2,471
Class C	$346	$782	$1,345	$2,876
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$246	$782	$1,345	$2,876
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 150% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $1.7 billion to $24.2 billion as of June 30, 2025. Certain of the companies included in the S&P MidCap 400® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, Information Technology Sector, and Real Estate Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the
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portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
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The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.5x	10%	25%	50%	75%	100%
-60%	-90%	-75%	-75%	-77%	-79%	-83%
-50%	-75%	-65%	-65%	-68%	-72%	-76%
-40%	-60%	-54%	-55%	-58%	-62%	-68%
-30%	-45%	-42%	-43%	-47%	-52%	-60%
-20%	-30%	-29%	-31%	-34%	-42%	-51%
-10%	-15%	-15%	-17%	-23%	-32%	-41%
0%	0%	0%	-2%	-9%	-19%	-32%
10%	15%	14%	13%	5%	-6%	-21%
20%	30%	31%	29%	19%	9%	-9%
30%	45%	47%	45%	35%	20%	2%
40%	60%	65%	62%	50%	35%	13%
50%	75%	83%	79%	68%	49%	25%
60%	90%	102%	98%	85%	63%	38%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 19.15%. The underlying index’s highest one-year volatility rate during the five-year period is 24.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 13.44%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or
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irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction,
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development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
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Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Index).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-3.22%
Highest Quarter	December 31, 2020	37.14%
Lowest Quarter	March 31, 2020	-44.47%
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AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	13.60%	8.57%	9.07%
Return After Taxes on Distributions	13.22%	6.76%	8.05%
Return After Taxes on Distributions and Sale of Fund Shares	8.07%	5.93%	6.94%
Class A—Before Taxes	9.98%	8.32%	9.35%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.93%	10.34%	9.68%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Mid-Cap Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Mid-Cap Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.64%	0.65%
Short Sales Dividend and Interest Expense	0.02%	0.01%
Remaining Other Expenses	0.62%	0.64%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses[2]	1.85%	2.61%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.12%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.73%	2.50%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$642	$1,018	$1,418	$2,532
Class C	$353	$801	$1,375	$2,936
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$253	$801	$1,375	$2,936
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by Standard & Poor's Corporation for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $1.7 billion to $24.2 billion as of June 30, 2025. Certain of the companies included in the S&P MidCap 400® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating
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organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
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The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 19.15%. The underlying index’s highest one-year volatility rate during the five-year period is 24.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 13.44%.
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Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
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underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to
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negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain
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information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
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Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
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Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	0.85%
Highest Quarter	March 31, 2020	29.23%
Lowest Quarter	June 30, 2020	-23.20%
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AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-6.48%	-11.97%	-11.05%
Return After Taxes on Distributions	-14.70%	-14.18%	-12.21%
Return After Taxes on Distributions and Sale of Fund Shares	-4.10%	-9.28%	-7.49%
Class A—Before Taxes	-10.78%	-12.78%	-11.10%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.93%	10.34%	9.68%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
105 | PROSPECTUS

Russell 2000® 1.5x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Russell 2000® 1.5x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from 150% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.5x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.65%	0.58%
Short Sales Dividend and Interest Expense	0.02%	0.01%
Remaining Other Expenses	0.63%	0.57%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	1.84%	2.52%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.12%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.72%	2.39%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$642	$1,015	$1,413	$2,522
Class C	$342	$772	$1,329	$2,846
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$772	$1,329	$2,846
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index, exchange-traded funds (“ETFs”) and derivative instruments, which primarily consist of equity index swaps and swaps on ETFs, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 150% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of capitalizations ranging from $0.1 million to $15.8 billion as of June 30, 2025. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. Certain of the companies included in the Russell 2000® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt
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securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
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The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.5x	10%	25%	50%	75%	100%
-60%	-90%	-75%	-75%	-77%	-79%	-83%
-50%	-75%	-65%	-65%	-68%	-72%	-76%
-40%	-60%	-54%	-55%	-58%	-62%	-68%
-30%	-45%	-42%	-43%	-47%	-52%	-60%
-20%	-30%	-29%	-31%	-34%	-42%	-51%
-10%	-15%	-15%	-17%	-23%	-32%	-41%
0%	0%	0%	-2%	-9%	-19%	-32%
10%	15%	14%	13%	5%	-6%	-21%
20%	30%	31%	29%	19%	9%	-9%
30%	45%	47%	45%	35%	20%	2%
40%	60%	65%	62%	50%	35%	13%
50%	75%	83%	79%	68%	49%	25%
60%	90%	102%	98%	85%	63%	38%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.77%. The underlying index’s highest one-year volatility rate during the five-year period is 24.44%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 10.04%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or
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irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions,
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overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased
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competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Russell 2000® Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-6.14%
Highest Quarter	December 31, 2020	48.85%
Lowest Quarter	March 31, 2020	-44.90%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
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	1 Year	5 Years	10 Years
Class C
Return Before Taxes	9.16%	4.29%	6.25%
Return After Taxes on Distributions	8.43%	0.05%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares	5.46%	1.78%	3.77%
Class A—Before Taxes	5.75%	4.06%	6.53%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	8.52%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Russell 2000® Fund

INVESTMENT OBJECTIVE
The Russell 2000® Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.68%	0.66%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.69%	2.42%
Fee Waiver (and/or expense reimbursement)[3]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.64%	2.37%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$340	$750	$1,286	$2,753
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$240	$750	$1,286	$2,753
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index, exchange-traded funds (“ETFs”) and derivative instruments, which primarily consist of equity index swaps and swaps on ETFs, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of capitalizations ranging from $0.1 million to $15.8 billion as of June 30, 2025. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. Certain of the companies included in the Russell 2000® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
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On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
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underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest
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rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
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Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and
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custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
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Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Russell 2000® Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

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During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-2.94%
Highest Quarter	December 31, 2020	30.55%
Lowest Quarter	March 31, 2020	-31.11%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	7.94%	4.87%	5.23%
Return After Taxes on Distributions	7.44%	3.59%	4.18%
Return After Taxes on Distributions and Sale of Fund Shares	4.72%	3.25%	3.68%
Class A—Before Taxes	4.52%	4.64%	5.51%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	8.52%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
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There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Russell 2000® Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Russell 2000® Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.62%	0.66%
Short Sales Dividend and Interest Expense	0.01%	0.00%
Remaining Other Expenses	0.61%	0.66%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[2]	1.87%	2.66%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.15%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.72%	2.49%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$642	$1,021	$1,425	$2,550
Class C	$352	$810	$1,395	$2,980
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$252	$810	$1,395	$2,980
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of capitalizations ranging from $0.1 million to $15.8 billion as of June 30, 2025. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. Certain of the companies included in the Russell 2000® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating
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organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
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The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.77%. The underlying index’s highest one-year volatility rate during the five-year period is 24.44%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 10.04%.
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Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
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underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to
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negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain
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information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments
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tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the
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securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
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Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Russell 2000® Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	1.72%
Highest Quarter	March 31, 2020	30.18%
Lowest Quarter	December 31, 2020	-25.32%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-7.12%	-11.50%	-10.85%
Return After Taxes on Distributions	-9.81%	-12.63%	-11.46%
Return After Taxes on Distributions and Sale of Fund Shares	-4.30%	-8.59%	-7.24%
Class A—Before Taxes	-10.19%	-11.72%	-10.63%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	8.52%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Dow Jones Industrial Average® Fund

INVESTMENT OBJECTIVE
The Dow Jones Industrial Average® Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrial Average® (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.66%	0.66%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.67%	2.42%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.61%	2.36%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$631	$971	$1,334	$2,353
Class C	$339	$749	$1,285	$2,752
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$239	$749	$1,285	$2,752
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 327% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in substantially all of the securities in the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Dow Jones Industrial Average® is a price-weighted index of 30 “blue chip” U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $60.6 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
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On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity
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interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations
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of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk
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of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent
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from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
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Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the
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Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Dow Jones Industrial Average®). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	3.26%
Highest Quarter	June 30, 2020	17.92%
Lowest Quarter	March 31, 2020	-23.66%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
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	Inception	1 Year	5 Years	Since Inception
Class C	12/1/2015
Return Before Taxes		11.26%	7.77%	9.72%
Return After Taxes on Distributions		10.45%	6.76%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares		6.68%	5.63%	7.39%
Class A—Before Taxes	12/1/2015	7.74%	7.52%	9.96%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	14.01%
Dow Jones Industrial Average® (reflects no deduction for fees, expenses or taxes)		14.99%	10.55%	12.47%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P 500® Pure Growth Fund

INVESTMENT OBJECTIVE
The S&P 500® Pure Growth Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.59%	2.34%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.54%	2.29%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$624	$948	$1,295	$2,270
Class C	$332	$726	$1,246	$2,672
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$232	$726	$1,246	$2,672
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1148% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Pure Growth Index is composed of those constituents of the S&P 500® that exhibit the strongest growth characteristics as measured using three factors: sales growth, ratio of earnings change to price, and momentum. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. As of June 30, 2025, the S&P 500® Pure Growth Index included companies with capitalizations ranging from $8.9 billion to $3.8 trillion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the
159 | PROSPECTUS

degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to
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sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments
161 | PROSPECTUS

they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P 500® Pure Growth Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of
PROSPECTUS | 162

dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	9.94%
Highest Quarter	June 30, 2020	28.69%
Lowest Quarter	March 31, 2020	-21.16%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	24.73%	8.70%	8.47%
Return After Taxes on Distributions	24.73%	8.15%	7.51%
Return After Taxes on Distributions and Sale of Fund Shares	14.64%	6.66%	6.48%
Class A—Before Taxes	20.67%	8.46%	8.76%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Pure Growth Index (reflects no deduction for fees, expenses or taxes)	28.76%	11.29%	11.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
163 | PROSPECTUS

PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 164

S&P 500® Pure Value Fund

INVESTMENT OBJECTIVE
The S&P 500® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.59%	2.34%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.54%	2.29%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$624	$948	$1,295	$2,270
Class C	$332	$726	$1,246	$2,672
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$232	$726	$1,246	$2,672
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2642% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Pure Value Index is composed of those constituents of the S&P 500® that exhibit the strongest value characteristics as measured using three factors: the ratios of book value, earnings, and sales to price. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. As of June 30, 2025, the S&P 500® Pure Value Index included companies with capitalizations ranging from $6 billion to $464.6 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Consumer Staples Sector, Financials Sector, and Health Care Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PROSPECTUS | 166

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the
167 | PROSPECTUS

degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
PROSPECTUS | 168

Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
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Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P 500® Pure Value Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
PROSPECTUS | 170

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	4.54%
Highest Quarter	December 31, 2020	24.86%
Lowest Quarter	March 31, 2020	-41.79%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	8.88%	5.57%	5.20%
Return After Taxes on Distributions	8.38%	4.69%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares	5.27%	3.92%	3.55%
Class A—Before Taxes	5.44%	5.33%	5.48%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Pure Value Index (reflects no deduction for fees, expenses or taxes)	12.71%	8.28%	7.83%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P MidCap 400® Pure Growth Fund

INVESTMENT OBJECTIVE
The S&P MidCap 400® Pure Growth Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.59%	2.33%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.54%	2.28%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$624	$948	$1,295	$2,270
Class C	$331	$723	$1,241	$2,662
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$231	$723	$1,241	$2,662
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 716% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Pure Growth Index is composed of those constituents of the S&P MidCap 400® that exhibit the strongest growth characteristics as measured using three factors: sales growth, ratio of earnings change to price, and momentum. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by the Standard & Poor’s Corporation for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $1.7 billion to $24.2 billion as of June 30, 2025. As of June 30, 2025, the S&P MidCap 400® Pure Growth Index included companies with capitalizations ranging from $1.7 billion to $24.2 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the
175 | PROSPECTUS

degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
PROSPECTUS | 176

Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely
177 | PROSPECTUS

affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Pure Growth Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales
PROSPECTUS | 178

charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-0.03%
Highest Quarter	June 30, 2020	33.44%
Lowest Quarter	March 31, 2020	-27.21%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	14.29%	7.89%	5.58%
Return After Taxes on Distributions	6.59%	4.62%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares	8.77%	5.04%	3.53%
Class A—Before Taxes	10.58%	7.65%	5.86%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Pure Growth Index (reflects no deduction for fees, expenses or taxes)	18.12%	10.41%	8.04%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
179 | PROSPECTUS

PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P MidCap 400® Pure Value Fund

INVESTMENT OBJECTIVE
The S&P MidCap 400® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.60%	0.59%
Total Annual Fund Operating Expenses	1.60%	2.34%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.55%	2.29%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$625	$951	$1,300	$2,281
Class C	$332	$726	$1,246	$2,672
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$232	$726	$1,246	$2,672
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3996% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Pure Value Index is composed of those constituents of the S&P MidCap 400® that exhibit the strongest value characteristics as measured using three factors: the ratios of book value, earnings, and sales to price. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by the Standard & Poor’s Corporation for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $1.7 billion to $24.2 billion as of June 30, 2025. As of June 30, 2025, the S&P MidCap 400® Pure Value Index included companies with capitalizations ranging from $1.9 billion to $18.9 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Energy Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the
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degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
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Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and
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demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to
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purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Pure Value Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-0.41%
Highest Quarter	December 31, 2020	34.53%
Lowest Quarter	March 31, 2020	-43.55%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
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	1 Year	5 Years	10 Years
Class C
Return Before Taxes	2.61%	11.15%	7.45%
Return After Taxes on Distributions	-0.47%	8.42%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares	1.62%	7.51%	5.21%
Class A—Before Taxes	-0.60%	10.90%	7.74%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Pure Value Index (reflects no deduction for fees, expenses or taxes)	6.18%	14.36%	10.49%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P SmallCap 600® Pure Growth Fund

INVESTMENT OBJECTIVE
The S&P SmallCap 600® Pure Growth Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.60%	0.59%
Total Annual Fund Operating Expenses	1.60%	2.34%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.55%	2.29%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$625	$951	$1,300	$2,281
Class C	$332	$726	$1,246	$2,672
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$232	$726	$1,246	$2,672
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3105% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P SmallCap 600® Pure Growth Index is composed of those constituents of the S&P SmallCap 600® that exhibit the strongest growth characteristics as measured using three factors: sales growth, ratio of earnings change to price, and momentum. The S&P SmallCap 600® Index is a modified capitalization-weighted index composed of 600 small-cap stocks chosen by the Standard & Poor’s Corporation for market size, liquidity and industry group representation. The S&P SmallCap 600® Index generally represents small-capitalization companies with capitalizations ranging from $62.1 million to $9.5 billion as of June 30, 2025. As of June 30, 2025, the S&P SmallCap 600® Pure Growth Index included companies with capitalizations ranging from $717.2 million to $8 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the
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degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
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Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
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Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P SmallCap 600® Pure Growth Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the
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reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	1.01%
Highest Quarter	June 30, 2020	31.09%
Lowest Quarter	March 31, 2020	-35.38%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	6.40%	3.54%	4.85%
Return After Taxes on Distributions	1.19%	-0.89%	2.26%
Return After Taxes on Distributions and Sale of Fund Shares	4.02%	1.11%	2.94%
Class A—Before Taxes	3.03%	3.32%	5.12%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P SmallCap 600® Pure Growth Index (reflects no deduction for fees, expenses or taxes)	10.21%	6.11%	7.51%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
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PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P SmallCap 600® Pure Value Fund

INVESTMENT OBJECTIVE
The S&P SmallCap 600® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.60%	0.60%
Total Annual Fund Operating Expenses	1.60%	2.35%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.55%	2.30%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$625	$951	$1,300	$2,281
Class C	$333	$729	$1,251	$2,682
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$233	$729	$1,251	$2,682
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1587% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P SmallCap 600® Pure Value Index is composed of those constituents of the S&P SmallCap 600® that exhibit the strongest value characteristics as measured using three factors: the ratios of book value, earnings, and sales to price. The S&P SmallCap 600® Index is a modified capitalization-weighted index composed of 600 small-cap stocks chosen by the Standard & Poor's Corporation for market size, liquidity and industry group representation. The S&P SmallCap 600® Index generally represents small-capitalization companies with capitalizations ranging from $62.1 million to $9.5 billion as of June 30, 2025. As of June 30, 2025, the S&P SmallCap 600® Pure Value Index included companies with capitalizations ranging from $337.5 million to $7.4 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Consumer Staples Sector, Energy Sector, Financials Sector, and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the
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degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
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OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. The performance of companies operating in the Energy
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Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P SmallCap 600® Pure Value Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-6.24%
Highest Quarter	June 30, 2020	34.82%
Lowest Quarter	March 31, 2020	-50.86%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who
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hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	1.73%	8.03%	4.26%
Return After Taxes on Distributions	1.73%	7.92%	4.20%
Return After Taxes on Distributions and Sale of Fund Shares	1.03%	6.28%	3.35%
Class A—Before Taxes	-1.41%	7.77%	4.53%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P SmallCap 600® Pure Value Index (reflects no deduction for fees, expenses or taxes)	5.55%	11.33%	7.32%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Banking Fund

INVESTMENT OBJECTIVE
The Banking Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 280% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Banking Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies may be engaged in a variety of activities, including accepting deposits and making commercial and consumer loans, and include state-chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, companies that are commonly considered banks or to be engaged in banking activities, and companies that may be significantly involved in multiple sectors, including the banking sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Banking Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Financials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Banks Industry, a separate industry within the Financials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each
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principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally
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represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Banks Industry. As a result of the Fund’s concentration in the Banks Industry, the Fund is subject to the risks associated with that Industry. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry also includes regional banks, including commercial banks, savings banks and thrifts whose businesses are derived primarily from conventional banking operations such as retail banking, corporate lending and originating various residential and commercial mortgage loans funded mainly through deposits. Such regional banks tend to operate in limited geographic regions. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. Companies in the Banks Industry also may experience losses on their investments due to changes in interest rates and other adverse market conditions, which may in turn negatively affect the performance of such companies. In addition, the prices of the securities of companies in the Banks Industry may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision also may affect companies in the Banks Industry. The Banks Industry is a separate industry within the Financials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and may fluctuate significantly when interest rates change or due to increased competition.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Financials Index). The S&P 500® Financials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in
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the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	6.91%
Highest Quarter	December 31, 2020	39.19%
Lowest Quarter	March 31, 2020	-40.51%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	21.13%	4.27%	5.19%
Return After Taxes on Distributions	19.10%	3.05%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	12.57%	2.73%	3.72%
Class A—Before Taxes	17.24%	4.04%	5.47%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	30.56%	11.70%	11.43%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
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PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Basic Materials Fund

INVESTMENT OBJECTIVE
The Basic Materials Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.69%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.38%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$341	$753	$1,291	$2,763
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Basic Materials Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrials sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Basic Materials Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Materials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Chemicals Industry and Metals & Mining Industry, separate industries within the Materials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
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Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Chemicals Industry. As a result of the Fund's concentration in the Chemicals Industry, the Fund is subject to the risks associated with that Industry. The Chemicals Industry includes companies that manufacture and produce industrial and basic chemicals (e.g., plastics, synthetic fibers & filaments, and films), fertilizers, pesticides, potash (including potash miners) and other agricultural chemicals, industrial gases, specialty chemicals (e.g., advanced polymers and adhesives) and other diversified chemicals. The prices of securities of companies in the Chemicals Industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, companies in the Chemicals Industry may be subject to risks associated with the production, handling, and disposal of hazardous chemicals. Legislative or regulatory changes and increased government supervision also may affect companies in the Chemicals Industry. The Chemicals Industry is a separate industry within the Materials Sector.
Metals & Mining Industry. As a result of the Fund's concentration in the Metals & Mining Industry, the Fund is subject to the risks associated with that Industry. The Metals & Mining Industry includes producers of aluminum, gold, iron and steel, and related products, as well as companies engaged in the production, extraction or mining of copper ore and basic copper products, silver, iron and other metals (including precious metals) and minerals. The prices of the securities of companies in the Metals & Mining Industry may fluctuate widely due to events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes. Investments in companies in the Metals & Mining Industry may be speculative and may be subject to greater price volatility than investments in other types of companies. Legislative or regulatory changes and increased government supervision also may affect companies in the Metals & Mining Industry. The Metals & Mining Industry is a separate industry within the Materials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
217 | PROSPECTUS

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) an additional index (S&P 500® Materials Index). The S&P 500® Materials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
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Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	9.66%
Highest Quarter	June 30, 2020	29.24%
Lowest Quarter	March 31, 2020	-29.85%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-3.79%	6.66%	5.76%
Return After Taxes on Distributions	-6.83%	5.14%	4.55%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	4.90%	4.21%
Class A—Before Taxes	-6.86%	6.42%	6.04%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)	-0.04%	8.69%	7.87%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
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•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 220

Biotechnology Fund

INVESTMENT OBJECTIVE
The Biotechnology Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.69%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.38%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$341	$753	$1,291	$2,763
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Biotechnology Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies may be engaged in a variety of activities, including the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. Biotechnology Companies also may include companies that are significantly involved in multiple industries, including the biotechnology industry. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Biotechnology Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Health Care Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Biotechnology Industry, a separate industry within the Health Care Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
PROSPECTUS | 222

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
223 | PROSPECTUS

Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Biotechnology Industry. As a result of the Fund’s concentration in the Biotechnology Industry, the Fund is subject to the risks associated with that Industry. The Biotechnology Industry includes companies primarily engaged in the research, development, manufacturing and/or marketing of products based on genetic analysis and genetic engineering. The prices of the securities of companies in the Biotechnology Industry may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. Legislative or regulatory changes and increased government supervision also may affect companies in the Biotechnology Industry. The Biotechnology Industry is a separate industry within the Health Care Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the
PROSPECTUS | 224

market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Health Care Index). The S&P 500® Health Care Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
225 | PROSPECTUS

The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-1.97%
Highest Quarter	June 30, 2020	27.97%
Lowest Quarter	March 31, 2016	-22.69%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-2.52%	1.59%	2.90%
Return After Taxes on Distributions	-7.32%	-1.53%	0.52%
Return After Taxes on Distributions and Sale of Fund Shares	1.24%	0.76%	1.83%
Class A—Before Taxes	-5.68%	1.37%	3.17%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)	2.58%	7.99%	9.14%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
PROSPECTUS | 226

•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
227 | PROSPECTUS

Consumer Products Fund

INVESTMENT OBJECTIVE
The Consumer Products Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.69%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.38%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$341	$753	$1,291	$2,763
PROSPECTUS | 228

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Consumer Products Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Consumer Products Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Consumer Staples Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Beverages Industry and Food Products Industry, separate industries within the Consumer Staples Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
229 | PROSPECTUS

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
PROSPECTUS | 230

Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Beverages Industry and Food Products Industry. As a result of the Fund’s concentration in the Beverages Industry and Food Products Industry, the Fund is subject to the risks associated with those Industries. The Beverages Industry includes producers of alcoholic (e.g., beers, malt liquors and wine) and non-alcoholic (e.g., sodas and mineral and natural bottled waters) beverages. The Food Products Industry includes producers of agricultural products and packaged foods, including dairy products, coffee, tea, fruit juices, meats, poultry, and pet and fish foods. The Beverages Industry and Food Products Industry are highly competitive and can be significantly affected by demographic and product trends, competitive pricing, fads, marketing campaigns, environmental factors, consumer preferences, nutritional and health concerns, federal, state and local food inspection and processing controls, consumer product liability claims, possible product tampering and the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the Beverages Industry and Food Products Industry. The Beverages Industry and Food Products Industry are separate industries within the Consumer Staples Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer
231 | PROSPECTUS

Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Consumer Staples Index). The S&P 500® Consumer Staples Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
PROSPECTUS | 232

The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	2.60%
Highest Quarter	December 31, 2022	12.55%
Lowest Quarter	March 31, 2020	-17.29%
233 | PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	2.96%	3.05%	4.21%
Return After Taxes on Distributions	-0.06%	-0.60%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares	3.07%	1.84%	2.78%
Class A—Before Taxes	-0.28%	2.82%	4.49%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Consumer Staples Index (reflects no deduction for fees, expenses or taxes)	14.87%	8.56%	8.43%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
PROSPECTUS | 234

The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
235 | PROSPECTUS

Electronics Fund

INVESTMENT OBJECTIVE
The Electronics Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
PROSPECTUS | 236

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Electronics Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. Electronics Companies also include companies involved in all aspects of the electronics business and in new technologies or specialty areas and may include companies that are significantly involved in multiple sectors, including the electronics sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Electronics Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Information Technology Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry, a separate industry within the Information Technology Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each
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principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally
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represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Information Technology Index). The S&P 500® Information Technology Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains
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distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	9.45%
Highest Quarter	June 30, 2020	32.07%
Lowest Quarter	June 30, 2022	-24.84%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	14.52%	20.48%	18.97%
Return After Taxes on Distributions	13.48%	19.73%	18.05%
Return After Taxes on Distributions and Sale of Fund Shares	8.60%	16.43%	15.77%
Class A—Before Taxes	10.87%	20.21%	19.28%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	36.61%	24.55%	22.35%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
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PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Energy Fund

INVESTMENT OBJECTIVE
The Energy Fund (the “Fund”) seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 534% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Energy Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Energy Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Energy Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Oil, Gas & Consumable Fuels Industry, a separate industry within the Energy Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
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Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Oil, Gas & Consumable Fuels Industry. As a result of the Fund’s concentration in the Oil, Gas & Consumable Fuels Industry, the Fund is subject to the risks associated with that Industry. The Oil, Gas & Consumable Fuels Industry includes companies engaged in oil and gas exploration and production (including integrated oil and gas exploration), oil and gas refining and marketing, oil and gas storage and transportation, and production and mining of coal and consumable fuels. The prices of the securities of companies in the Oil, Gas & Consumable Fuels Industry may fluctuate widely due to supply and demand for a specific product or service, the price of oil and gas, exploration and production spending, world events, and economic conditions. Natural disasters and changes in exchange rates and interest rates also may affect companies in the Oil, Gas & Consumable Fuels Industry. In addition, the policies of the Organization of Petroleum Exporting Countries (“OPEC”), changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of the key energy consuming countries also may affect the prices of the securities in the Oil, Gas & Consumable Fuels Industry. Legislative or regulatory changes and increased government supervision also may affect companies in the Oil, Gas & Consumable Fuels Industry. The Oil, Gas & Consumable Fuels Industry is a separate industry within the Energy Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
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Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Energy Index). The S&P 500® Energy Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
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Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-2.52%
Highest Quarter	June 30, 2020	35.94%
Lowest Quarter	March 31, 2020	-55.93%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-1.43%	7.62%	-0.64%
Return After Taxes on Distributions	-3.35%	6.31%	-1.45%
Return After Taxes on Distributions and Sale of Fund Shares	-0.81%	5.37%	-0.84%
Class A—Before Taxes	-4.49%	7.39%	-0.36%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)	5.72%	12.14%	4.91%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
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•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Energy Services Fund

INVESTMENT OBJECTIVE
The Energy Services Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 431% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Energy Services Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Energy Services Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Energy Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Energy Equipment & Services Industry, a separate industry within the Energy Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in
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alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity
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securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Energy Equipment & Services Industry. As a result of the Fund’s concentration in the Energy Equipment & Services Industry, the Fund is subject to the risks associated with that Industry. The Energy Equipment & Services Industry includes drilling contractors or owners of drilling rigs that contract their services for drilling wells and manufacturers of equipment, including drilling rigs and equipment, and providers of supplies and services to companies involved in the drilling, evaluation and completion of oil and gas wells. The prices of securities of companies in the Energy Equipment & Services Industry may fluctuate widely due to supply and demand for a specific product or service, the price of oil and gas, exploration and production spending, world events and economic conditions. Natural disasters also may affect companies in the Energy Equipment & Services Industry. In addition, companies involved in the Energy Equipment & Services Industry are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in energy services may significantly impact companies in the Energy Equipment & Services Industry. Legislative or regulatory changes and increased government supervision also may affect companies in the Energy Equipment & Services Industry. The Energy Equipment & Services Industry is a separate industry within the Energy Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market
PROSPECTUS | 254

(S&P 500® Index) and an additional index (S&P 500® Energy Index). The S&P 500® Energy Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-18.73%
Highest Quarter	December 31, 2020	52.25%
Lowest Quarter	March 31, 2020	-66.80%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-9.57%	-0.65%	-10.18%
Return After Taxes on Distributions	-9.57%	-0.80%	-10.44%
Return After Taxes on Distributions and Sale of Fund Shares	-5.67%	-0.57%	-6.78%
Class A—Before Taxes	-12.34%	-0.86%	-9.95%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
255 | PROSPECTUS

	1 Year	5 Years	10 Years
S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)	5.72%	12.14%	4.91%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PROSPECTUS | 256

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
257 | PROSPECTUS

Financial Services Fund

INVESTMENT OBJECTIVE
The Financial Services Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PROSPECTUS | 258

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 299% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Financial Services Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Services Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. Financial Services Companies also may include companies that are significantly involved in multiple sectors, including the financial services sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Financial Services Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Financials Sector and Real Estate Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund's investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Capital Markets Industry, a separate industry within the Financials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
259 | PROSPECTUS

securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
PROSPECTUS | 260

Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Capital Markets Industry. As a result of the Fund’s concentration in the Capital Markets Industry, the Fund is subject to the risks associated with that Industry. The Capital Markets Industry includes financial institutions primarily engaged in: (i) investment management and/or related custody and securities fee-based services; (ii) investment banking and brokerage services, including equity and debt underwriting, mergers and acquisitions, securities lending and advisory services; and (iii) diversified capital markets activities, including a significant presence in at least two of the following areas: large/major corporate lending, investment banking, brokerage and asset management. The Capital Markets Industry also includes financial exchanges for securities, commodities, derivatives, cryptocurrencies and other financial instruments, and providers of financial decision support tools and products including ratings agencies. The prices of securities of companies in the Capital Markets Industry may fluctuate widely and be significantly affected by stock and bank trading activity, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuations in interest rates and other factors which could adversely affect financial markets. Legislative or regulatory changes and increased government supervision also may affect companies in the Capital Markets Industry. The Capital Markets Industry is a separate industry within the Financials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental
261 | PROSPECTUS

income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and may fluctuate significantly when interest rates change or due to increased competition.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
PROSPECTUS | 262

Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Financials Index). The S&P 500® Financials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	7.43%
Highest Quarter	December 31, 2020	20.78%
Lowest Quarter	March 31, 2020	-30.25%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who
263 | PROSPECTUS

hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	20.65%	8.36%	7.56%
Return After Taxes on Distributions	20.15%	5.78%	5.97%
Return After Taxes on Distributions and Sale of Fund Shares	12.24%	5.22%	5.28%
Class A—Before Taxes	16.75%	8.12%	7.85%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	30.56%	11.70%	11.43%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
PROSPECTUS | 264

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
265 | PROSPECTUS

Health Care Fund

INVESTMENT OBJECTIVE
The Health Care Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.69%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.38%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$341	$753	$1,291	$2,763
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
PROSPECTUS | 266

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 236% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Health Care Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. Health Care Companies may include companies that are significantly involved in multiple industries, including the health care industry. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Health Care Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Health Care Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Biotechnology Industry, a separate industry within the Health Care Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
267 | PROSPECTUS

securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
PROSPECTUS | 268

Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Biotechnology Industry. As a result of the Fund’s concentration in the Biotechnology Industry, the Fund is subject to the risks associated with that Industry. The Biotechnology Industry includes companies primarily engaged in the research, development, manufacturing and/or marketing of products based on genetic analysis and genetic engineering. The prices of the securities of companies in the Biotechnology Industry may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. Legislative or regulatory changes and increased government supervision also may affect companies in the Biotechnology Industry. The Biotechnology Industry is a separate industry within the Health Care Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the
269 | PROSPECTUS

market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Health Care Index). The S&P 500® Health Care Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
PROSPECTUS | 270

The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-0.44%
Highest Quarter	June 30, 2020	18.40%
Lowest Quarter	September 30, 2015	-14.96%
271 | PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-1.41%	4.90%	5.80%
Return After Taxes on Distributions	-1.41%	3.47%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	-0.84%	3.22%	3.83%
Class A—Before Taxes	-4.43%	4.66%	6.06%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)	2.58%	7.99%	9.14%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
PROSPECTUS | 272

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
273 | PROSPECTUS

Internet Fund

INVESTMENT OBJECTIVE
The Internet Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PROSPECTUS | 274

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Internet Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies also may include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Internet Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
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securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
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Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Information Technology Index).  The S&P 500® Information Technology Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the
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Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	11.20%
Highest Quarter	June 30, 2020	39.52%
Lowest Quarter	June 30, 2022	-29.11%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	21.84%	8.35%	10.29%
Return After Taxes on Distributions	21.84%	5.62%	8.04%
Return After Taxes on Distributions and Sale of Fund Shares	12.93%	5.46%	7.40%
Class A—Before Taxes	17.90%	8.11%	10.57%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	36.61%	24.55%	22.35%
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Leisure Fund

INVESTMENT OBJECTIVE
The Leisure Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 263% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Leisure Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Leisure Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Consumer Staples Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Hotels, Restaurants & Leisure Industry, a separate industry within the Consumer Discretionary Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
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securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Hotels, Restaurants & Leisure Industry. As a result of the Fund's concentration in the Hotels, Restaurants & Leisure Industry, the Fund is subject to the risks associated with that Industry. The Hotels, Restaurants & Leisure Industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks) and restaurants, bars, pubs, fast-food or take-out facilities. The Hotels, Restaurants & Leisure Industry also includes travel agencies, tour operators and companies (including online marketplaces) that offer travel arrangement and reservation services. The Hotels, Restaurants & Leisure Industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the Hotels, Restaurants & Leisure Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the Hotels, Restaurants and Leisure Industry may be affected by the availability and expense of liability insurance. In addition, restaurants may be affected by nutritional and health concerns, and federal, state and local food inspection and processing controls. Legislative or regulatory changes and increased government supervision also may affect companies in the Hotels, Restaurants & Leisure Industry. The Hotels, Restaurants & Leisure Industry is a separate industry within the Consumer Discretionary Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
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Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt
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trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Consumer Discretionary Index). The S&P 500® Consumer Discretionary Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.78%
Highest Quarter	June 30, 2020	25.57%
Lowest Quarter	March 31, 2020	-30.98%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
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	1 Year	5 Years	10 Years
Class C
Return Before Taxes	14.84%	4.11%	5.74%
Return After Taxes on Distributions	14.58%	3.42%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	8.79%	2.89%	4.01%
Class A—Before Taxes	11.18%	3.88%	6.02%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	30.14%	14.12%	13.62%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Precious Metals Fund

INVESTMENT OBJECTIVE
The Precious Metals Fund (the “Fund”) seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.59%	2.33%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.54%	2.28%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$624	$948	$1,295	$2,270
Class C	$331	$723	$1,241	$2,662
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$231	$723	$1,241	$2,662
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 452% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Precious Metals Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies that provide services to Precious Metals Companies. Precious Metals Companies may include companies that are significantly involved in multiple sectors, including the precious metals sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Precious Metals Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Materials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Metals & Mining Industry, a separate industry within the Materials Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each
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principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally
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represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Metals & Mining Industry. As a result of the Fund's concentration in the Metals & Mining Industry, the Fund is subject to the risks associated with that Industry. The Metals & Mining Industry includes producers of aluminum, gold, iron and steel, and related products, as well as companies engaged in the production, extraction or mining of copper ore and basic copper products, silver, iron and other metals (including precious metals) and minerals. The prices of the securities of companies in the Metals & Mining Industry may fluctuate widely due to events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes. Investments in companies in the Metals & Mining Industry may be speculative and may be subject to greater price volatility than investments in other types of companies. Legislative or regulatory changes and increased government supervision also may affect companies in the Metals & Mining Industry. The Metals & Mining Industry is a separate industry within the Materials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Materials Index). The S&P 500® Materials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	48.46%
Highest Quarter	June 30, 2020	63.09%
Lowest Quarter	June 30, 2022	-30.97%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	8.05%	3.62%	5.90%
Return After Taxes on Distributions	8.05%	1.64%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	4.76%	1.91%	3.82%
Class A—Before Taxes	4.63%	3.38%	6.16%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)	-0.04%	8.69%	7.87%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
PROSPECTUS | 294

•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Real Estate Fund

INVESTMENT OBJECTIVE
The Real Estate Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.60%	0.58%
Total Annual Fund Operating Expenses	1.70%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.65%	2.38%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$635	$981	$1,350	$2,384
Class C	$341	$753	$1,291	$2,763
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 344% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Real Estate Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies also may include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies, as well as companies that are significantly involved in multiple industries, including the real estate industry. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Real Estate Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Real Estate Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Specialized REITs Industry, a separate industry within the Real Estate Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
297 | PROSPECTUS

securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
PROSPECTUS | 298

Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Specialized REITs Industry. As a result of the Fund's concentration in the Specialized REITs Industry, the Fund is subject to the risks associated with that Industry. The Specialized REITs Industry is a separate industry within the Real Estate Sector that includes companies or trusts engaged in the acquisition, development, ownership, leasing, management and operation of various sub-industries, including self-storage properties, telecom towers and related structures that support wireless telecommunications, timberland and timber-related properties, data center properties, and other REITs that manage and own properties such as natural gas and crude oil pipeline, gas stations, fiber optic cables, prisons, automobile parking, and automobile dealerships. For information regarding the Fund’s investments in the Specialized REITs Industry and real estate investment trusts, see “Sector Risk” and “Real Estate Investment Trusts (“REITs”) Risk” below.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the
299 | PROSPECTUS

risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (MSCI U.S. REIT Index). The MSCI U.S. REIT Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an
PROSPECTUS | 300

index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-0.62%
Highest Quarter	December 31, 2023	16.94%
Lowest Quarter	March 31, 2020	-29.61%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	3.92%	0.81%	2.68%
Return After Taxes on Distributions	3.52%	-0.70%	1.41%
Return After Taxes on Distributions and Sale of Fund Shares	2.33%	-0.06%	1.48%
Class A—Before Taxes	0.66%	0.44%	2.88%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
MSCI U.S. REIT Index (reflects no deduction for fees, expenses or taxes)	8.75%	4.31%	5.66%
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 302

Retailing Fund

INVESTMENT OBJECTIVE
The Retailing Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
303 | PROSPECTUS

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 296% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Retailing Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Retailing Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector and Consumer Staples Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Broadline Retail Industry and Specialty Retail Industry, separate industries within the Consumer Discretionary Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
PROSPECTUS | 304

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
305 | PROSPECTUS

Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Broadline Retail Industry. As a result of the Fund’s concentration in the Broadline Retail Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Broadline Retail Industry offer a wide range of consumer discretionary merchandise and include discount merchandise retailers, department stores and on-line retailers and marketplaces. The Broadline Retail Industry relies heavily on consumer spending for success. The prices of securities of issuers in the Broadline Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. Legislative or regulatory changes and increased government supervision also may affect companies in the Broadline Retail Industry. The Broadline Retail Industry is a separate industry within the Consumer Discretionary Sector.
Specialty Retail Industry. As a result of the Fund's concentration in the Specialty Retail Industry, the Fund is subject to the risks associated with that Industry. The Specialty Retail Industry includes retailers of apparel, footwear, luggage and other accessories, consumer electronics, computers, smartphones, home improvement, automotive, home furnishings and other specialty retail stores. The Specialty Retail Industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the Specialty Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. In addition, many companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results. Legislative or regulatory changes and increased government supervision also may affect companies in the Specialty Retail Industry. The Specialty Retail Industry is a separate industry within the Consumer Discretionary Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
PROSPECTUS | 306

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
307 | PROSPECTUS

PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Consumer Discretionary Index). The S&P 500® Consumer Discretionary Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	2.54%
Highest Quarter	June 30, 2020	38.23%
Lowest Quarter	June 30, 2022	-20.77%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	13.72%	9.23%	7.27%
Return After Taxes on Distributions	13.72%	8.33%	6.81%
PROSPECTUS | 308

	1 Year	5 Years	10 Years
Return After Taxes on Distributions and Sale of Fund Shares	8.12%	6.92%	5.70%
Class A—Before Taxes	10.10%	8.99%	7.57%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	30.14%	14.12%	13.62%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
309 | PROSPECTUS

TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 310

Technology Fund

INVESTMENT OBJECTIVE
The Technology Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
311 | PROSPECTUS

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Technology Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. Technology Companies also may include companies that are significantly involved in multiple sectors, including the technology sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Technology Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry and Software Industry, separate industries within the Information Technology Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each
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principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally
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represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Software Industry. As a result of the Fund's concentration in the Software Industry, the Fund is subject to the risks associated with that Industry. The Software Industry includes companies engaged in developing and producing software designed for specialized applications for the business and consumer markets, including enterprise & technical software, cloud-based software and companies engaged in bitcoin mining, and in developing and producing software for operating systems & platforms, database management software and firewalls. The prices of the securities of issuers in the Software Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, challenges related to bringing products to market, and rapid obsolescence of products. In addition, many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. Legislative or regulatory changes and increased government supervision also may affect companies in the Software Industry. The Software Industry is a separate industry within the Information Technology Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the
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Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
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Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Information Technology Index). The S&P 500® Information Technology Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

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During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.03%
Highest Quarter	June 30, 2020	32.36%
Lowest Quarter	June 30, 2022	-23.87%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	22.22%	15.44%	15.04%
Return After Taxes on Distributions	19.45%	13.48%	13.73%
Return After Taxes on Distributions and Sale of Fund Shares	13.23%	11.66%	12.11%
Class A—Before Taxes	18.25%	15.19%	15.34%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	36.61%	24.55%	22.35%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
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Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Telecommunications Fund

INVESTMENT OBJECTIVE
The Telecommunications Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.60%	0.58%
Total Annual Fund Operating Expenses	1.70%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.65%	2.38%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$635	$981	$1,350	$2,384
Class C	$341	$753	$1,291	$2,763
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Telecommunications Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Telecommunications Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Communications Equipment Industry, a separate industry within the Information Technology Sector, and Diversified Telecommunication Services Industry, a separate industry within the Communication Services Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
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Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Communications Equipment Industry. As a result of the Fund's concentration in the Communications Equipment Industry, the Fund is subject to the risks associated with that Industry. The Communications Equipment Industry includes manufacturers of communication equipment and products, including LANs (Local Area Networks), WANs (Wide Area Networks), routers, telephone apparatus and modems, switchboards and exchanges, and fiber optic cables and coaxial cables used by the telecommunications industry. The Communications Equipment Industry also includes manufacturers of radio and television broadcasting equipment. The prices of the securities of companies in the Communications Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Communications Equipment Industry. The Communications Equipment Industry is a separate industry within the Information Technology Sector.
Diversified Telecommunication Services Industry. As a result of the Fund's concentration in the Diversified Telecommunication Services Industry, the Fund is subject to the risks associated with that Industry. The Diversified Telecommunication Services Industry includes providers of communications and high-density data transmission services, primarily through a high bandwidth/fiber-optic cable network, and operators and companies providing fixed-line telecommunications networks and other fixed-line telecommunications services. The prices of the securities of companies in the Diversified Telecommunication Services Industry may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets. Legislative or regulatory changes and increased government supervision also may affect companies in the Diversified Telecommunication Services Industry. The Diversified Telecommunication Services Industry is a separate industry within the Communication Services Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
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Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Telecommunication Services Index). The S&P 500® Telecommunication Services Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	11.11%
Highest Quarter	September 30, 2024	16.47%
Lowest Quarter	June 30, 2022	-13.68%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who
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hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	13.86%	1.02%	2.22%
Return After Taxes on Distributions	13.76%	0.41%	1.22%
Return After Taxes on Distributions and Sale of Fund Shares	8.21%	0.51%	1.25%
Class A—Before Taxes	10.20%	0.79%	2.49%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Telecommunication Services Index (reflects no deduction for fees, expenses or taxes)	29.57%	1.30%	4.75%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Transportation Fund

INVESTMENT OBJECTIVE
The Transportation Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.58%	0.58%
Total Annual Fund Operating Expenses	1.68%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.63%	2.38%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$633	$975	$1,340	$2,364
Class C	$341	$753	$1,291	$2,763
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Transportation Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Transportation Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Automobiles Industry, a separate industry within the Consumer Discretionary Sector, and Ground Transportation Industry, a separate industry within the Industrials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
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Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Automobiles Industry. As a result of the Fund’s concentration in the Automobiles Industry, the Fund is subject to the risks associated with that Industry. The Automobiles Industry is composed of companies that produce passenger automobiles, light trucks, motorcycles, scooters and three-wheelers. The Automobiles Industry can be highly cyclical and companies in the Industry may suffer periodic operating losses. The Automobiles Industry also can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the Automobiles Industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the Automobiles Industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. Legislative or regulatory changes and increased government supervision also may affect companies in the Automobiles Industry. The Automobiles Industry is a separate industry within the Consumer Discretionary Sector.
Ground Transportation Industry. As a result of the Fund’s concentration in the Ground Transportation Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Ground Transportation Industry provide rail, cargo ground, and passenger ground transportation services, including goods and passenger rail transportation, ground transportation services for goods and freight, and passenger ground transportation and related services, including bus, taxi, vehicle rental, ride sharing and on-demand ride sharing platforms, and other passenger logistics. The prices of the securities of companies in the Ground Transportation Industry may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures. Legislative or regulatory changes and increased government supervision also may affect companies in the Ground Transportation Industry. The Ground Transportation Industry is a separate industry within the Industrials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
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Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
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Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Industrials Index). The S&P 500® Industrials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-3.96%
Highest Quarter	June 30, 2020	30.71%
Lowest Quarter	March 31, 2020	-29.88%
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AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	0.21%	6.48%	4.51%
Return After Taxes on Distributions	-0.29%	4.15%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares	0.33%	4.13%	2.77%
Class A—Before Taxes	-2.87%	6.24%	4.78%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Industrials Index (reflects no deduction for fees, expenses or taxes)	17.47%	12.03%	10.75%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Utilities Fund

INVESTMENT OBJECTIVE
The Utilities Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.69%	2.44%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%	2.39%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$634	$978	$1,345	$2,374
Class C	$342	$756	$1,296	$2,772
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$242	$756	$1,296	$2,772
335 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 475% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Utilities Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Utilities Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Utilities Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Electric Utilities Industry and Multi-Utilities Industry, separate industries within the Utilities Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
PROSPECTUS | 336

securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
337 | PROSPECTUS

Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the Electric Utilities Industry and Multi-Utilities Industry. As a result of the Fund's concentration in the Electric Utilities Industry and Multi-Utilities Industry, the Fund is subject to the risks associated with those Industries. The Electric Utilities Industry includes companies that produce or distribute electricity, including both nuclear and non-nuclear. The Multi-Utilities Industry includes utility companies engaged in Electric Utility, Gas Utility and/or Water Utility core operations as well as other diversified activities. The prices of securities in the Electric Utilities Industry and Multi-Utilities Industry may fluctuate significantly due to supply and demand, governmental regulation and environmental issues, economic conditions generally affecting electric and utilities companies, competitive pressures due to deregulation in the electric and utilities industries, increased sensitivity to the cost of energy production; and environmental factors such as conservation of natural resources or pollution control. Legislative or regulatory changes and increased government supervision also may affect companies in the Electric Utilities Industry and Multi-Utilities Industry. The Electric Utilities Industry and Multi-Utilities Industry are separate industries within the Utilities Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Utilities Sector Risk. The Fund's investments are exposed to issuers conducting business in the Utilities Sector. The Utilities Sector includes utility companies such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of
PROSPECTUS | 338

electricity using renewable sources. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Utilities Sector. The prices of the securities of companies operating in the Utilities Sector are closely tied to government regulation and market competition.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Utilities Index). The S&P 500® Utilities Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
339 | PROSPECTUS

The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.16%
Highest Quarter	September 30, 2024	17.87%
Lowest Quarter	March 31, 2020	-16.03%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	18.03%	3.48%	5.40%
Return After Taxes on Distributions	17.58%	2.40%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	10.68%	2.18%	3.76%
Class A—Before Taxes	14.23%	3.25%	5.68%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Utilities Index (reflects no deduction for fees, expenses or taxes)	23.43%	6.61%	8.43%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
PROSPECTUS | 340

•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Europe 1.25x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Europe 1.25x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below). This means the return of the Fund for a given period will be the result of each day’s compounded returns over the period, which will very likely differ from 125% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day (as measured by the underlying index) will not be the product of the return of the Fund’s stated investment goal (i.e., 1.25x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.59%	0.60%
Total Annual Fund Operating Expenses	1.74%	2.50%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.13%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.61%	2.36%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
3
The Advisor has contractually agreed, through May 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.10% of the Fund’s average daily net assets. This agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$631	$985	$1,362	$2,419
Class C	$339	$765	$1,318	$2,825
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$239	$765	$1,318	$2,825
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4585% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts (including currency futures), and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 125% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund also has 125% exposure to the foreign currencies in which the securities included in the underlying index are denominated. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The STOXX Europe 50® Index is a capitalization-weighted index composed of 50 European blue-chip stocks consisting of capitalizations ranging from $8.3 million to $353.5 billion as of June 30, 2025. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. The Fund’s investment in instruments denominated in foreign currencies exposes the Fund to the risk of fluctuations in the value of such currency in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Staples Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations
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(“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the
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Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day (as measured by the underlying index), before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 125% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 125% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.25x	10%	25%	50%	75%	100%
-60%	-75%	-68%	-68%	-69%	-71%	-73%
-50%	-63%	-58%	-58%	-60%	-62%	-64%
-40%	-50%	-47%	-48%	-49%	-52%	-54%
-30%	-38%	-36%	-37%	-39%	-41%	-45%
-20%	-25%	-25%	-26%	-27%	-31%	-36%
-10%	-13%	-12%	-13%	-16%	-20%	-25%
0%	0%	0%	-1%	-4%	-8%	-15%
10%	13%	12%	12%	9%	4%	-4%
20%	25%	25%	25%	20%	17%	8%
30%	38%	38%	38%	33%	27%	18%
40%	50%	52%	51%	46%	40%	29%
50%	63%	65%	64%	60%	53%	41%
60%	75%	80%	78%	73%	65%	54%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 17.96%. The underlying index’s highest one-year volatility rate during the five-year period is 21.98%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 12.49%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns on a daily basis that match the performance of the Fund's benchmark. The risk of the Fund not achieving a high degree of correlation with its benchmark will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day (as measured by the underlying index) is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund will have direct and indirect exposure to the euro. The price of the euro has fluctuated widely over the past several years and its volatility has increased due, in part, to concern over the sovereign debt levels of certain European Union (“EU”) members and the potential effect of this debt on the EU members’ participation in the European Monetary Union (the “EMU”) and the value of the euro. Moreover, investing in euro-denominated securities carries the risk of exposure to a currency that may not fully reflect the strengths and weaknesses of disparate European economies. The risk of exposure to the euro also may be heightened by the withdrawal of member nations from the EU, such as the United Kingdom’s formal withdrawal from the EU in January 2020. These and other factors may adversely affect the long-term value of the euro in terms of purchasing power in the future. A decline in the price of the euro may adversely affect the Fund’s performance. The Fund also may incur transaction costs in connection with conversions between foreign currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
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underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Geographic Concentration in Europe Risk—Because a significant portion of the Fund’s investments are concentrated in issuers located in Europe, the Fund is susceptible to loss due to adverse market, political, regulatory, and geographic events affecting the various countries and regions in Europe. The European economy is diverse and includes both large, competitive, developed economies as well as small, struggling and emerging economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade,
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changes in the exchange rate of the euro and recessions in EU economies. Eastern European countries generally continue to move toward market economies; however, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic developments. Most developed countries in Western Europe are members of the EU, many also are members of the EMU, and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in governmental or EU trade regulations could each have a significant impact on the economies of some or all European countries. The United Kingdom formally withdrew from the EU on January 31, 2020 (known as “Brexit”) and entered into an 11-month transition period which ended on December 31, 2020 at which time the United Kingdom left the EU single market and customs union under the terms of a new trade agreement that governs the relationship between the United Kingdom and EU. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe, as well as the broader global economy, could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally. Moreover, there can be significant uncertainty regarding further changes in the relationship between the EU and its member states. Among other things, a member state’s decision to leave the EU could result in increased volatility and illiquidity in the European and broader global economies. In addition, uncertainty regarding any member state’s exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more
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volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
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Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (STOXX Europe 50® Index). The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	19.66%
Highest Quarter	December 31, 2022	26.63%
Lowest Quarter	March 31, 2020	-27.59%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-4.08%	3.12%	2.88%
Return After Taxes on Distributions	-9.20%	1.45%	1.53%
Return After Taxes on Distributions and Sale of Fund Shares	-2.25%	1.72%	1.62%
Class A—Before Taxes	-7.13%	3.02%	3.19%
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
STOXX Europe 50® Index (reflects no deduction for fees, expenses or taxes)	1.40%	5.92%	5.15%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Japan 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Japan 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below). This means the return of the Fund for a given period will be the result of each day’s compounded returns over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day (as measured by the underlying index) will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei 225 Stock Average Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.58%	0.54%
Total Annual Fund Operating Expenses	1.58%	2.29%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.53%	2.25%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$623	$945	$1,290	$2,260
Class C	$328	$712	$1,222	$2,622
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$228	$712	$1,222	$2,622
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts (including currency futures), and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps,
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it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund also has 200% exposure to the Japanese yen. If the U.S. dollar rises in value against the Japanese yen, a security denominated in Japanese yen will be worth less in U.S. dollars, and if the U.S. dollar decreases in value against the Japanese yen, a security denominated in Japanese yen will be worth more in U.S. dollars. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Nikkei 225 Stock Average Index is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan’s industrial structure. As of June 30, 2025, the Nikkei 225 Stock Average Index included companies with small-, medium- and large-capitalizations ranging from $834.6 million to $225.2 billion. The Fund’s investment in instruments denominated in foreign currencies exposes the Fund to the risk of fluctuations in the value of such currency in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry, a separate industry within the Information Technology Sector, and Specialty Retail Industry, a separate industry within the Consumer Discretionary Sector. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Consumer Staples Sector, Health Care Sector, Industrials Sector, Information Technology Sector, and Materials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt
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investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their
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underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day (as measured by the underlying index), before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-84%	-85%	-88%	-91%	-94%
-50%	-100%	-75%	-77%	-81%	-86%	-91%
-40%	-80%	-65%	-66%	-72%	-80%	-87%
-30%	-60%	-52%	-54%	-62%	-72%	-82%
-20%	-40%	-37%	-41%	-49%	-64%	-78%
-10%	-20%	-20%	-24%	-37%	-55%	-71%
0%	0%	-1%	-5%	-22%	-43%	-65%
10%	20%	19%	14%	-5%	-31%	-58%
20%	40%	42%	36%	11%	-15%	-47%
30%	60%	67%	59%	32%	-3%	-38%
40%	80%	93%	84%	52%	11%	-28%
50%	100%	122%	111%	76%	28%	-20%
60%	120%	154%	140%	100%	44%	-10%
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The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 17.09%. The underlying index’s highest one-year volatility rate during the five-year period is 19.19%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 8.35%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns on a daily basis that match the performance of the Fund's benchmark. The risk of the Fund not achieving a high degree of correlation with its benchmark will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day (as measured by the underlying index) is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund will have direct and indirect exposure to the yen. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. The Fund also may incur transaction costs in connection with conversions between foreign currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
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securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
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Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Geographic Concentration in Japan Risk—Targeting Japan could hurt the Fund’s performance if Japan’s economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies and is heavily dependent on international trade, which has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, also could have a negative impact on the Japanese economy as a whole. In addition, Japan is susceptible to certain natural disasters which could adversely affect the Japanese economy or the business operations of companies located in Japan, causing an adverse impact on the Fund’s investments. Also, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness. Currency fluctuations also may adversely impact the Japanese economy and its export market. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
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Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Specialty Retail Industry. As a result of the Fund's concentration in the Specialty Retail Industry, the Fund is subject to the risks associated with that Industry. The Specialty Retail Industry includes retailers of apparel, footwear, luggage and other accessories, consumer electronics, computers, smartphones, home improvement, automotive, home furnishings and other specialty retail stores. The Specialty Retail Industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the Specialty Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. In addition, many companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results. Legislative or regulatory changes and increased government supervision also may affect companies in the Specialty Retail Industry. The Specialty Retail Industry is a separate industry within the Consumer Discretionary Sector.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may
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offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the
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Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
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Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition
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affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
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PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (Nikkei 225-Stock Average Index). The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	19.09%
Highest Quarter	December 31, 2020	43.43%
Lowest Quarter	March 31, 2020	-35.13%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-0.15%	-1.85%	5.84%
Return After Taxes on Distributions	-2.01%	-2.81%	5.18%
Return After Taxes on Distributions and Sale of Fund Shares	0.01%	-1.78%	4.44%
Class A—Before Taxes	-3.18%	-2.06%	6.11%
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	1 Year	5 Years	10 Years
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
Nikkei-225 Stock Average Index (reflects no deduction for fees, expenses or taxes)	6.84%	3.16%	5.68%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Emerging Markets 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Emerging Markets 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.74%	0.74%
Short Sales Dividend and Interest Expense	0.06%	0.06%
Remaining Other Expenses	0.68%	0.68%
Total Annual Fund Operating Expenses	1.89%	2.64%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.79%	2.54%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$648	$1,031	$1,439	$2,574
Class C	$357	$811	$1,391	$2,966
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$257	$811	$1,391	$2,966
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 925% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
The Fund invests principally in securities of companies included in the underlying index and in derivative instruments which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use is expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in ETFs that provide exposure to emerging market countries and in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P Emerging 50 ADR Index is a capitalization weighted index comprised of the 50 largest emerging market based ADRs having a free-float market capitalization ranging from approximately $4.5 billion to $901.5 billion as of June 30, 2025. The Fund's investments may expose the Fund to the risk of fluctuations in the value of foreign currencies in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund’s investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Banks Industry, a separate industry within the Financials Sector, Broadline Retail Industry, a separate industry within the Consumer Discretionary Sector, and Semiconductors & Semiconductor Equipment Industry, a separate industry within the Information Technology Sector. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, Information Technology Sector, and Materials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in
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alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-84%	-85%	-88%	-91%	-94%
-50%	-100%	-75%	-77%	-81%	-86%	-91%
-40%	-80%	-65%	-66%	-72%	-80%	-87%
-30%	-60%	-52%	-54%	-62%	-72%	-82%
-20%	-40%	-37%	-41%	-49%	-64%	-78%
-10%	-20%	-20%	-24%	-37%	-55%	-71%
0%	0%	-1%	-5%	-22%	-43%	-65%
10%	20%	19%	14%	-5%	-31%	-58%
20%	40%	42%	36%	11%	-15%	-47%
30%	60%	67%	59%	32%	-3%	-38%
40%	80%	93%	84%	52%	11%	-28%
50%	100%	122%	111%	76%	28%	-20%
60%	120%	154%	140%	100%	44%	-10%
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The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.59%. The underlying index’s highest one-year volatility rate during the five-year period is 33.42%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 9.18%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
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Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
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Emerging Markets Risk—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly.As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Banks Industry. As a result of the Fund’s concentration in the Banks Industry, the Fund is subject to the risks associated with that Industry. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry also includes regional banks, including commercial banks, savings banks and thrifts whose businesses are derived primarily from conventional banking operations such as retail banking, corporate lending and originating various residential and commercial mortgage loans funded mainly through deposits. Such regional banks tend to operate in limited geographic regions. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. Companies in the Banks Industry also may experience losses on their investments due to changes in interest rates and other adverse market conditions, which may in turn negatively affect the performance of such companies. In addition, the prices of the securities of companies in the Banks Industry may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision also may affect companies in the Banks Industry. The Banks Industry is a separate industry within the Financials Sector.
Broadline Retail Industry. As a result of the Fund’s concentration in the Broadline Retail Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Broadline Retail Industry offer a wide range of consumer discretionary merchandise and include discount merchandise retailers, department stores and on-line retailers and marketplaces. The Broadline Retail Industry relies heavily on consumer spending for success. The prices of securities of issuers in the Broadline Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. Legislative or regulatory changes and increased government supervision also may affect companies in the Broadline Retail Industry. The Broadline Retail Industry is a separate industry within the Consumer Discretionary Sector.
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Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector.
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The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (S&P Emerging 50 ADR Index).  The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	29.90%
Highest Quarter	December 31, 2020	43.44%
Lowest Quarter	March 31, 2020	-46.41%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	4.23%	-6.58%	-0.99%
Return After Taxes on Distributions	2.57%	-7.07%	-1.33%
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	-5.03%	-0.88%
Class A—Before Taxes	1.00%	-6.77%	-0.71%
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
S&P Emerging 50 ADR Index (reflects no deduction for fees, expenses or taxes)	9.67%	3.24%	4.96%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Emerging Markets 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Emerging Markets 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide daily leveraged investment results that correlate to twice the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.71%	0.72%
Total Annual Fund Operating Expenses	1.86%	2.62%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.76%	2.53%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$645	$1,023	$1,424	$2,543
Class C	$356	$806	$1,382	$2,947
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$256	$806	$1,382	$2,947
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and
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stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to sell swaps. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to -200% of the underlying index, and expects to rebalance the Fund’s holdings daily to maintain such exposure. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse leveraged exposure to the underlying index. The Fund also may invest in ETFs that provide exposure to emerging market countries and in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P Emerging 50 ADR Index is a capitalization weighted index comprised of the 50 largest emerging market based ADRs having a free-float market capitalization ranging from approximately $4.5 billion to $901.5 billion as of June 30, 2025. The Fund’s investments may expose the Fund to the risk of fluctuations in the value of foreign currencies in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund’s investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Banks Industry, a separate industry within the Financials Sector, Broadline Retail Industry, a separate industry within the Consumer Discretionary Sector, and Semiconductors & Semiconductor Equipment Industry, a separate industry within the Information Technology Sector. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, Information Technology Sector, and Materials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses.
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Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the inverse performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than twice the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-2x	10%	25%	50%	75%	100%
-60%	120%	506%	404%	199%	13%	-69%
-50%	100%	286%	229%	91%	-27%	-82%
-40%	80%	171%	128%	33%	-49%	-86%
-30%	60%	99%	70%	-1%	-62%	-90%
-20%	40%	52%	31%	-27%	-70%	-93%
-10%	20%	20%	3%	-42%	-77%	-94%
0%	0%	-3%	-18%	-52%	-81%	-96%
10%	-20%	-19%	-31%	-61%	-84%	-96%
20%	-40%	-32%	-43%	-67%	-87%	-97%
30%	-60%	-42%	-51%	-72%	-89%	-97%
40%	-80%	-50%	-58%	-75%	-91%	-97%
50%	-100%	-57%	-63%	-79%	-92%	-98%
60%	-120%	-62%	-68%	-82%	-93%	-98%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.59%. The underlying index’s highest one-year volatility rate during the five-year period is 33.42%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 9.18%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
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Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than  the inverse of the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or
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settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Emerging Markets Risk—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or
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perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Banks Industry. As a result of the Fund’s concentration in the Banks Industry, the Fund is subject to the risks associated with that Industry. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry also includes regional banks, including commercial banks, savings banks and thrifts whose businesses are derived primarily from conventional banking operations such as retail banking, corporate lending and originating various residential and commercial mortgage loans funded mainly through deposits. Such regional banks tend to operate in limited geographic regions. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. Companies in the Banks Industry also may experience losses on their investments due to changes in interest rates and other adverse market conditions, which may in turn negatively affect the performance of such companies. In addition, the prices of the securities of companies in the Banks Industry may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision also may affect companies in the Banks Industry. The Banks Industry is a separate industry within the Financials Sector.
Broadline Retail Industry. As a result of the Fund’s concentration in the Broadline Retail Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Broadline Retail Industry offer a wide range of consumer discretionary merchandise and include discount merchandise retailers, department stores and on-line retailers and marketplaces. The Broadline Retail Industry relies heavily on consumer spending for success. The prices of securities of issuers in the Broadline Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. Legislative or regulatory changes and increased government supervision also may affect companies in the Broadline Retail Industry. The Broadline Retail Industry is a separate industry within the Consumer Discretionary Sector.
Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The
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prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
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Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
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Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased
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competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (S&P Emerging 50 ADR Index).  The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-33.55%
Highest Quarter	March 31, 2020	47.09%
Lowest Quarter	December 31, 2020	-34.86%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-18.54%	-21.69%	-21.30%
Return After Taxes on Distributions	-20.40%	-22.24%	-21.61%
Return After Taxes on Distributions and Sale of Fund Shares	-11.05%	-14.44%	-11.16%
Class A—Before Taxes	-21.05%	-22.01%	-21.27%
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
S&P Emerging 50 ADR Index (reflects no deduction for fees, expenses or taxes)	9.67%	3.24%	4.96%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Strengthening Dollar 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Strengthening Dollar 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.87%	0.92%
Total Annual Fund Operating Expenses	2.02%	2.82%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.92%	2.67%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$661	$1,069	$1,503	$2,704
Class C	$370	$860	$1,476	$3,137
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$270	$860	$1,476	$3,137
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, futures contracts, and options on securities, securities indices, and futures contracts. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. The Advisor attempts to consistently
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apply leverage to increase the Fund's exposure to 200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the Fund's benchmark. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The U.S. Dollar Index® measures the performance of the U.S. dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including
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mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time.
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The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-84%	-85%	-88%	-91%	-94%
-50%	-100%	-75%	-77%	-81%	-86%	-91%
-40%	-80%	-65%	-66%	-72%	-80%	-87%
-30%	-60%	-52%	-54%	-62%	-72%	-82%
-20%	-40%	-37%	-41%	-49%	-64%	-78%
-10%	-20%	-20%	-24%	-37%	-55%	-71%
0%	0%	-1%	-5%	-22%	-43%	-65%
10%	20%	19%	14%	-5%	-31%	-58%
20%	40%	42%	36%	11%	-15%	-47%
30%	60%	67%	59%	32%	-3%	-38%
40%	80%	93%	84%	52%	11%	-28%
50%	100%	122%	111%	76%	28%	-20%
60%	120%	154%	140%	100%	44%	-10%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 7.38%. The underlying index’s highest one-year volatility rate during the five-year period is 8.88%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is -0.11%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending
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arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
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Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of,
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and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the
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amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and the Fund’s underlying index (U.S. Dollar Index®). The Fund does not seek to track the Bloomberg U.S. Aggregate Bond Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-18.87%
Highest Quarter	December 31, 2024	17.02%
Lowest Quarter	December 31, 2022	-14.54%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	19.43%	5.75%	4.00%
Return After Taxes on Distributions	17.45%	5.14%	3.56%
Return After Taxes on Distributions and Sale of Fund Shares	11.47%	4.20%	2.99%
Class A—Before Taxes	15.58%	5.51%	4.27%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	7.07%	2.39%	1.86%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Weakening Dollar 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Weakening Dollar 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide leveraged investment results that match twice the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.87%	0.83%
Total Annual Fund Operating Expenses	2.02%	2.73%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.92%	2.73%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$661	$1,069	$1,503	$2,704
Class C	$376	$847	$1,445	$3,061
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$276	$847	$1,445	$3,061
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in derivative instruments, which primarily consist of index swaps, futures contracts, and options on securities, securities indices, and futures contracts. While the Fund may write (sell) and purchase
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swaps, it expects primarily to write swaps. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to -200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The U.S. Dollar Index® measures the performance of the U.S. dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates
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and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the inverse performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund
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performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than twice the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-2x	10%	25%	50%	75%	100%
-60%	120%	506%	404%	199%	13%	-69%
-50%	100%	286%	229%	91%	-27%	-82%
-40%	80%	171%	128%	33%	-49%	-86%
-30%	60%	99%	70%	-1%	-62%	-90%
-20%	40%	52%	31%	-27%	-70%	-93%
-10%	20%	20%	3%	-42%	-77%	-94%
0%	0%	-3%	-18%	-52%	-81%	-96%
10%	-20%	-19%	-31%	-61%	-84%	-96%
20%	-40%	-32%	-43%	-67%	-87%	-97%
30%	-60%	-42%	-51%	-72%	-89%	-97%
40%	-80%	-50%	-58%	-75%	-91%	-97%
50%	-100%	-57%	-63%	-79%	-92%	-98%
60%	-120%	-62%	-68%	-82%	-93%	-98%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 7.38%. The underlying index’s highest one-year volatility rate during the five-year period is 8.88%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is -0.11%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are an inverse multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the inverse of the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending
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arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
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Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of,
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and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the
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amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and the Fund’s underlying index (U.S. Dollar Index®).  The Fund does not seek to track the Bloomberg U.S. Aggregate Bond Index. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
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Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	23.34%
Highest Quarter	December 31, 2022	16.05%
Lowest Quarter	March 31, 2015	-16.01%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-15.02%	-7.88%	-7.14%
Return After Taxes on Distributions	-16.76%	-8.36%	-7.40%
Return After Taxes on Distributions and Sale of Fund Shares	-8.86%	-5.92%	-5.04%
Class A—Before Taxes	-17.52%	-8.04%	-6.88%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	7.07%	2.39%	1.86%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Government Long Bond 1.2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Government Long Bond 1.2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correspond to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will likely differ from 120% of the return of the Fund’s benchmark for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.55%	0.56%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.32%	2.08%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.26%	2.02%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$597	$868	$1,159	$1,985
Class C	$305	$646	$1,113	$2,406
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$205	$646	$1,113	$2,406
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio
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turnover rate was 1616% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in U.S. government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the Fund's benchmark or to securities whose performance is highly correlated to the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 120% of the Fund's benchmark, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof).
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
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Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the Long Treasury Bond experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
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Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Long Treasury Bond on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The table below illustrates the impact of two principal factors – volatility and Long Treasury Bond performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of Long Treasury Bond performance, as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index, and volatility over a one-year period. Performance shown in the table assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 120% of the performance of the Long Treasury Bond; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 120% of the performance of the Long Treasury Bond.
Long Treasury Bond Performance		Annualized Volatility
1x	1.2x	10%	25%	50%	75%	100%
-60%	-72%	-67%	-67%	-68%	-69%	-71%
-50%	-60%	-57%	-57%	-58%	-60%	-62%
-40%	-48%	-46%	-46%	-48%	-49%	-51%
-30%	-36%	-35%	-35%	-37%	-39%	-42%
-20%	-24%	-24%	-25%	-25%	-28%	-32%
-10%	-12%	-12%	-13%	-15%	-18%	-22%
0%	0%	0%	0%	-3%	-6%	-12%
10%	12%	12%	11%	9%	5%	-1%
20%	24%	24%	24%	20%	18%	11%
30%	36%	37%	36%	32%	28%	21%
40%	48%	49%	48%	45%	40%	32%
50%	60%	62%	61%	58%	53%	43%
60%	72%	76%	75%	71%	65%	56%
The Long Treasury Bond’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 15.46%. The Long Treasury Bond’s highest one-year volatility rate during the five-year period is 19.21%. The Long Treasury Bond’s annualized performance for the five-year period ended June 30, 2025 is -10.37%. These figures are based on the Long Treasury Bond’s past performance as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future. The table is intended to isolate the effects of the Long Treasury Bond volatility and performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the Long Treasury Bond and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund
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from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the Long Treasury Bond for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the Long Treasury Bond times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
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Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of,
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and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the
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amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correspond to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Treasury Bellwethers 30 Yr. Index). The Bloomberg U.S. Treasury Bellwethers 30 Yr. Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	0.99%
Highest Quarter	March 31, 2020	30.87%
Lowest Quarter	March 31, 2021	-19.51%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-13.75%	-10.93%	-4.54%
Return After Taxes on Distributions	-14.66%	-13.57%	-6.27%
Return After Taxes on Distributions and Sale of Fund Shares	-8.11%	-7.94%	-3.30%
Class A—Before Taxes	-16.41%	-11.13%	-4.29%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index (reflects no deduction for fees, expenses or taxes)	-8.09%	-6.68%	-1.56%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”), excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Government Long Bond Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Government Long Bond Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that correlate to the inverse of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the result of each day’s compounded returns over the period, which will likely differ from the inverse return of the daily price movement of the benchmark for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	4.19%	4.18%
Short Sales Dividend and Interest Expense	3.60%	3.60%
Remaining Other Expenses	0.59%	0.58%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[2]	5.44%	6.18%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.16%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	5.28%	6.03%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$977	$2,006	$3,026	$5,537
Class C	$700	$1,809	$2,989	$5,821
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$600	$1,809	$2,989	$5,821
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 643% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform, on a daily basis, opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the Fund's benchmark. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
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Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the Long Treasury Bond experiences increased volatility and over longer holding periods.
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Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The table below illustrates the impact of two principal factors – volatility and Long Treasury Bond performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of Long Treasury Bond performance, as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index, and volatility over a one-year period. Performance shown in the table assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the Long Treasury Bond; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Long Treasury Bond.
Long Treasury Bond Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The Long Treasury Bond’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 15.46%. The Long Treasury Bond’s highest one-year volatility rate during the five-year period is 19.21%. The Long Treasury Bond’s annualized performance for the five-year period ended June 30, 2025 is -10.37%. These figures are based on the Long Treasury Bond’s past performance as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future. The table is intended to isolate the effects of the Long Treasury Bond volatility and performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the Long Treasury Bond and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the Long Treasury Bond for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the Long Treasury Bond, before accounting for Fund fees and expenses.
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Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The
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successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest
441 | PROSPECTUS

rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or
PROSPECTUS | 442

irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
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Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and  the Long Treasury Bond, rounding of share prices, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Treasury Bellwethers 30 Yr. Index). The Bloomberg U.S. Treasury Bellwethers 30 Yr. Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	0.18%
Highest Quarter	March 31, 2021	17.57%
Lowest Quarter	March 31, 2020	-24.13%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	15.72%	6.47%	0.37%
Return After Taxes on Distributions	11.20%	5.47%	-0.10%
Return After Taxes on Distributions and Sale of Fund Shares	9.20%	4.60%	0.08%
Class A—Before Taxes	12.01%	6.24%	0.64%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index (reflects no deduction for fees, expenses or taxes)	-8.09%	-6.68%	-1.56%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”), excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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High Yield Strategy Fund

INVESTMENT OBJECTIVE
The High Yield Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.59%	0.59%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.62%	2.37%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.56%	2.31%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$626	$956	$1,309	$2,301
Class C	$334	$734	$1,260	$2,702
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$234	$734	$1,260	$2,702
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to gain exposure similar to the total return of the high yield bond market, as represented by U.S. and Canadian high yield bonds, by investing in fixed rate, non-investment grade debt through the use of credit default swaps, high yield securities, futures, total return swaps on exchange-traded funds (“ETFs”), and other financial instruments with economic characteristics comparable to those of the high yield bond market. Generally, high yield bonds, which also are commonly referred to as “junk bonds,” are those bonds rated BB+ and lower by S&P Global Ratings or Ba1 and lower by Moody’s Investors Service, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund’s investment objective.
The Fund will primarily invest in credit default swaps, swaps on ETFs, and bond futures to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but also may buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund's investments in bond futures are expected to provide exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund's swaps investments exposure to produce investment exposure that in the aggregate is similar to that of the high yield bond market.
For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund also may invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, consisting of ETFs, unit investment trusts, and closed-end funds, that invest primarily in high yield debt instruments. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased
PROSPECTUS | 448

volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant.
The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are
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backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of
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currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Derivatives Risk— Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure , if any, may result in greater volatility of the Fund’s net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Credit Default Swaps Risk—The Fund’s investments in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. When investing in credit default swaps, the Fund is exposed to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps also are subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any
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collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, the perceived poor management performance, financial leverage or reduced demand of an issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities, held by the Fund, of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.
Leveraging Risk—The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
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OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Corporate High Yield Index). The
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Bloomberg U.S. Corporate High Yield Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	5.89%
Highest Quarter	December 31, 2023	8.95%
Lowest Quarter	March 31, 2020	-12.28%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	4.89%	0.75%	2.81%
Return After Taxes on Distributions	1.38%	-0.35%	1.21%
Return After Taxes on Distributions and Sale of Fund Shares	2.92%	0.11%	1.44%
Class A—Before Taxes	1.61%	0.53%	3.10%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
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	1 Year	5 Years	10 Years
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	8.19%	4.21%	5.17%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”), excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse High Yield Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse High Yield Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that correlate to the inverse of the performance of the high yield bond market, a result opposite of most mutual funds. The Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse of the return of the high yield bond market for that period. As a consequence, especially in periods of market volatility, the path or trend of the high yield bond market during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the high yield bond market for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the high yield bond market.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks of shorting and (b) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).
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SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.56%	0.57%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	1.60%	2.36%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.08%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.52%	2.29%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$622	$949	$1,297	$2,278
Class C	$332	$730	$1,254	$2,691
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$232	$730	$1,254	$2,691
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio
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turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to gain inverse exposure to the performance of the high yield bond market by investing in credit default swaps, futures, total return swaps on exchange-traded funds (“ETFs”), and other financial instruments with economic characteristics opposite to those of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which also are commonly referred to as “junk bonds,” are those bonds rated BB+ and lower by S&P Global Ratings or Ba1 and lower by Moody’s Investors Service, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund’s objective.
The Fund will primarily invest in credit default swaps, swaps on ETFs, and bond futures to gain inverse exposure to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a buyer of credit protection (mitigating credit risk) as it seeks to gain inverse exposure to the high yield bond market, but also may sell credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund will invest in bond futures to obtain exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund's swap investments exposure to produce inverse investment exposure to the high yield bond market.
For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund also may invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, consisting of ETFs, unit investment trusts, and closed-end funds, that provide inverse exposure to the high yield debt market. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant.
The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets.
Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and
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instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the
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Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Correlation and Compounding Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the high yield bond market experiences extreme volatility. In addition, as a result of compounding, the Fund’s performance is likely to be either greater than or less than the inverse performance of the high yield bond market, before accounting for fees and Fund expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Derivatives Risk— Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund’s net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain
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risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Credit Default Swaps Risk—The Fund’s investments in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. When investing in credit default swaps, the Fund is exposed to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps also are subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse
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economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance
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covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, the perceived poor management performance, financial leverage or reduced demand of an issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities, held by the Fund, of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.
Leveraging Risk—The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments
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tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Corporate High Yield Index). The Bloomberg U.S. Corporate High Yield Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
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Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-3.65%
Highest Quarter	March 31, 2020	8.93%
Lowest Quarter	December 31, 2023	-6.86%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-0.93%	-1.87%	-4.57%
Return After Taxes on Distributions	-0.93%	-2.72%	-4.99%
Return After Taxes on Distributions and Sale of Fund Shares	-0.55%	-1.75%	-3.44%
Class A—Before Taxes	-3.97%	-2.09%	-4.32%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	8.19%	4.21%	5.17%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
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PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”), excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Emerging Markets Bond Strategy Fund

INVESTMENT OBJECTIVE
The Emerging Markets Bond Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Advisor.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 546 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 101 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.66%	0.66%
Total Annual Fund Operating Expenses	1.66%	2.41%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.61%	2.37%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$631	$969	$1,330	$2,343
Class C	$340	$748	$1,282	$2,743
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$240	$748	$1,282	$2,743
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to gain exposure similar to the performance of the emerging markets bond market by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds. For purposes of the Fund, the emerging markets bond market consists of countries included in the Standard & Poor’s Emerging BMI, as well as countries that are not high-income OECD (Organization for Economic Co-operation and Development) members as defined by the World Bank, and other emerging markets countries as determined by the Advisor.
The Fund will invest primarily in emerging markets credit default swaps, swaps on exchange-traded funds ("ETFs"), U.S. Treasury futures, and bonds. By investing in a combination of emerging markets credit default swaps, swaps on ETFs, U.S. Treasury futures, and bonds, the Fund’s portfolio will have the characteristics of emerging markets bonds without having to invest directly in emerging markets bonds. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the emerging markets bond market, but also may buy credit protection from time to time in order to maintain the appropriate level of exposure to the emerging markets bond market, such as during times of heavy redemption activity. U.S. Treasury futures are derivatives that track the prices of specific U.S. Treasury securities. The emerging markets bond market tends to consist of bonds that are rated below investment grade (below BBB-/Baa3) by nationally recognized statistical rating organizations.
As part of its primary strategy, the Fund also expects to invest in swaps that provide total return exposure to one or more ETFs, and may invest in other investment companies, consisting of ETFs, mutual funds, unit investment trusts, and closed-end investment companies, and derivatives and other financial instruments with economic characteristics comparable to that of the emerging markets bond market as represented by emerging market bonds. Certain of the investment companies in which the Fund may invest may be advised by the Advisor or otherwise affiliated with the Fund.
The Fund derives its exposure to the emerging markets bond market from its investment in credit default swaps and futures, which provide leveraged exposure. Investments in these derivative instruments have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In addition to its primary strategy, the Fund may, under normal circumstances, buy debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund may hold a portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates and is not simply a measure of time. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency
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discount notes and bonds with maturities of two years or less. In addition, the Fund may invest in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits, as well as other short-term instruments, such as loan participations and repurchase agreements. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. The Fund also may invest in high yield securities, known as junk bonds, which are debt securities rated below investment grade (below BBB-/Baa3) by nationally recognized statistical rating organizations, or unrated securities that the Advisor believes are of comparable quality.
The Fund may invest in sovereign debt securities denominated in foreign currencies or the U.S. dollar. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A Securities”) which are determined by the Advisor to be liquid.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the
PROSPECTUS | 470

issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the
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OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Credit Default Swap Risk—The Fund’s investments in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. When investing in credit default swaps, the Fund is exposed to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps also are subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Emerging Markets Risk—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s investments in foreign securities and foreign issuers are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment Technique Risk—Some investment techniques of the Fund, such as its use of derivatives to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.
Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, the perceived poor management performance, financial leverage or reduced demand of the issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.
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Leveraging Risk—The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
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Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg Emerging Markets USD Aggregate Bond Index) and an additional index (ICE BofA BBB & Lower Sovereign USD External Debt Index). The ICE BofA BBB & Lower Sovereign USD External Debt Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix B – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	5.09%
Highest Quarter	December 31, 2023	9.99%
Lowest Quarter	March 31, 2020	-12.35%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-0.44%	-2.88%	-0.02%
Return After Taxes on Distributions	-3.50%	-4.40%	-2.08%
Return After Taxes on Distributions and Sale of Fund Shares	-0.22%	-2.76%	-0.84%
Class A—Before Taxes	-3.55%	-3.09%	0.28%
Indexes
Bloomberg Emerging Markets USD Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.58%	0.63%	3.20%
ICE BofA BBB & Lower Sovereign USD External Debt Index (reflects no deduction for fees, expenses or taxes)	7.47%	0.16%	2.91%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”), excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
477 | PROSPECTUS

U.S. Government Money Market Fund

INVESTMENT OBJECTIVE
The U.S. Government Money Market Fund (the “Fund”) seeks to provide security of principal, high current income, and liquidity.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES* (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.05%
*
If you exchange your Class A shares or Class C shares of another Guggenheim Investments fund for shares of the Fund, and your Class A shares or Class C shares are subject to a deferred sales charge at the time of the exchange, no deferred sales charge will be incurred on the exchange itself. However, any such deferred sales charge will be assessed at the time you redeem your shares of the Fund.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to operate as a “government money market fund” as defined by Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”) and seeks to maintain a stable net asset value ("NAV") of $1.00 per share. As such, the Fund invests at least 99.5% of its total assets in government securities as defined by the 1940 Act, including those with floating or variable rates of interest, cash, and repurchase agreements collateralized fully by U.S. government securities. The Fund will comply with all applicable requirements of Rule 2a-7, including certain liquidity, maturity, and diversification requirements. The Fund invests only in U.S. dollar-denominated securities and seeks to invest in securities that present minimal credit risk. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized by government securities.
The 1940 Act defines “government security” to mean any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. Certain government securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities are supported by the full faith and credit of the U.S. government. Other government securities issued or guaranteed by other U.S. government agencies or instrumentalities are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government, but such agencies and instrumentalities are authorized to borrow from the U.S. Treasury to meet their obligations. The Fund may invest in government securities issued by the following U.S. government agencies and instrumentalities, among others: Government National Mortgage Association (Ginnie Mae), Financing Corporation (FICO), Tennessee Valley
PROSPECTUS | 478

Authority (TVA), Federal Agricultural Mortgage Corporation (Farmer Mac), Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Farm Credit Bank (FFCB), and the Federal Home Loan Bank (FHLB).
“Government money market funds” are not required to impose liquidity fees, and the Fund’s Board of Trustees has elected not to impose liquidity fees at this time but may elect to impose such fees in the future. The Fund will notify shareholders in advance of the imposition of liquidity fees.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.
Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Income Risk—Income Risk involves the potential for decline in the Fund’s yield (the rate of dividends the Fund pays) in the event of declining interest rates.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund, and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the yield, costs, and operations of the Fund and, with respect to their investments in the Fund, the taxation of shareholders.
479 | PROSPECTUS

Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the repurchase agreement counterparty and underlying collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Stable Price Per Share Risk— The Fund’s assets are valued using the amortized cost method, which generally enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Advisor or its affiliates will provide financial support to the Fund at any time, including during periods of market stress. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In exchange for the Fund’s emphasis on a stable price per share and liquidity, the Fund may experience lower long-term performance than stock or bond investments.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of shares of the Fund from year to year. The Fund began operating as a "government money market fund" as that term is defined by Rule 2a-7 on May 1, 2016. While the Fund primarily invested in government securities prior to May 1, 2016, it was not required to invest 99.5% of its total assets in government securities, cash, or fully collateralized repurchase agreements.  As a result, the performance information presented below for periods prior to May 1, 2016 may have differed if the current investment strategy had been in effect during those periods. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below is based on a calendar year.

PROSPECTUS | 480

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	1.63%
Highest Quarter	June 30, 2024	1.10%
Lowest Quarter	March 31, 2015	0.00%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Money Market	4.26%	1.89%	1.16%
YIELD
Call 800.820.0888 for the U.S. Government Money Market Fund’s current yield.
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
Shares of the Money Market Fund held either directly with Guggenheim Investments or through a third party (e.g., a brokerage account) are not subject to a minimum initial investment amount or a minimum account balance. However, if you exchange shares of the Fund for shares of another fund in the Guggenheim Investments family of funds you will be subject to the purchaser eligibility requirements of the applicable share class of that fund, which may include initial investment amount and account balance requirements. Any such requirements will be disclosed in each fund’s prospectus. In addition, accounts opened through a financial intermediary (non-direct) may be subject to that financial intermediary’s minimum initial investment amount and account balance requirements.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
The Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the Fund will post advance notice of these events at www.guggenheiminvestments.com.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
481 | PROSPECTUS

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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More Information About the Trust and the Funds

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class A shares and Class C shares of the funds listed below, as well as shares of the U.S. Government Money Market Fund (each, a “Fund” and collectively, the “Funds”), which are grouped into the categories listed below.
The Funds may be appropriate for investors who use an investment strategy that relies on frequent buying, selling, or exchanging among stock mutual funds, because the Funds do not limit how often an investor may exchange among Funds. In addition, the Funds do not impose any transaction fees when investors exchange shares. In addition, certain of the Funds, as specified in this Prospectus, provide multiple opportunities for investors to capitalize on market trends and to capture market momentum with intra-day Fund share pricing and trading. Dynamic asset allocators also may utilize intra-day trading as a defensive strategy to react to market movements before investments are adversely affected.
For purposes of the Investment Company Act of 1940 (the “1940 Act”), each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in the funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, a fund may not be permitted to accept such an investment by another investment company if the fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A) in reliance on Rule 12d1-4.
DOMESTIC EQUITY FUNDS
Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund
SECTOR FUNDS
Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund
INTERNATIONAL EQUITY FUNDS
Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, and Inverse Emerging Markets 2x Strategy Fund
SPECIALTY FUNDS
Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund
FIXED INCOME FUNDS
Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund
INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.
The following sections provide additional information regarding certain of the Funds’ investment objectives.
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Each Domestic Equity Fund, International Equity Fund, Specialty Fund, and Fixed Income Fund (except the High Yield Strategy Fund and Inverse High Yield Strategy Fund) may change its underlying index or benchmark without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days’ prior notice of any such change.
Monthly Rebalance NASDAQ-100® 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a calendar month basis by 200% of any increase in the value of the Fund’s underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund’s shares should go up by 10% that calendar month). When the value of the Fund’s underlying index declines, the value of the Fund’s shares should decrease on a calendar month basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund’s shares should go down by 10% that calendar month).
Emerging Markets 2x Strategy Fund and Strengthening Dollar 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by 200% of any increase in the value of the Fund’s underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund’s shares should go up by 10% on that day). When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund’s shares should go down by 10% on that day).
Inverse Emerging Markets 2x Strategy Fund and Weakening Dollar 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by 200% of any decrease in the value of the Fund’s underlying index (e.g., if the value of the Fund’s underlying index goes down by 5%, the value of the Fund’s shares should go up by 10% on that day). When the value of the Fund’s underlying index increases, the value of the Fund’s shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (e.g., if the value of the Fund’s underlying index goes up by 5%, the value of the Fund’s shares should go down by 10% on that day).
Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse S&P 500® Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase during times when the value of the Fund’s underlying index is decreasing. When the value of the Fund’s underlying index is increasing, however, the value of the Fund’s shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund’s shares should go down by 5% on that day).
Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund and Europe 1.25x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase during times when the performance of the Fund’s underlying index is increasing. When the value of the Fund’s underlying index is decreasing, the value of the Fund’s shares will tend to decrease.
Nova Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund’s shares should go down by 7.5% on that day).
NASDAQ-100® Fund, Russell 2000® Fund, S&P 500® Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund’s underlying index. When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.
Japan 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund’s underlying index decreases, the value of the Fund’s shares should also decrease by 200% of the fair value of the decrease in the underlying index (e.g., if the fair value of the
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underlying index goes down by 5%, the value of the Fund’s shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under “Calculating Net Asset Value,” the value of the Fund’s shares may increase by more or less than 200% of the reported value of the underlying index on any given day.
Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund’s shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund’s shares should go down by 6% on that day).
Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund’s shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund’s shares should go down by 2% on that day).
Inverse High Yield Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase during times when the value of the high yield bond market, as a whole, is decreasing. When the value of the high yield bond market is increasing, however, the value of the Fund’s shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the high yield bond market increases by 5%, the value of the Fund’s shares should decrease by 5% on that day).
With the exception of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, none of the Funds discussed above seek to achieve their respective investment objectives over a period of time greater than a single day. As a result of compounding, which is discussed in greater detail under “Understanding Compounding & the Effect of Leverage,” each Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the Fund’s benchmark, before Fund fees and expenses. Neither the Europe 1.25x Strategy Fund nor the Japan 2x Strategy Fund seeks to provide investment results that correlate to the performance of its respective benchmark on a daily basis but rather seeks to provide investment results that correlate to the performance of its benchmark over time. The Monthly Rebalance NASDAQ-100® 2x Strategy Fund seeks to provide investment results that match the performance of its benchmark on a calendar month basis.
PRINCIPAL INVESTMENT STRATEGIES
The Advisor develops and implements structured investment strategies designed to achieve each Fund’s investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund’s benchmark or market sector in order to maintain consistency and predictability.
With the exception of the High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund, the Advisor does not engage in temporary defensive investing and seeks to keep each Fund fully invested in all market environments. Each of the High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund may, but will not necessarily, invest up to 100% of its assets in high-quality debt securities and money market instruments and the Emerging Markets Bond Strategy Fund also may invest up to 100% of its assets either directly or indirectly through ETFs in an effort to protect the value of the Fund in response to adverse market, economic, political or market conditions.
The High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund may be invested in this defensive manner for extended periods, depending on the Advisor's assessment of market conditions, which could result in lower returns and loss of market opportunity. Debt securities and money market instruments include shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent a Fund invests in money market mutual funds, the Fund would bear its pro rata portion of each such money market fund's advisory fees and operational expenses.
Each Domestic Equity Fund’s, Sector Fund’s, International Equity Fund’s, Fixed Income Fund’s, and U.S. Government Money Market Fund’s investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to
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shareholders. To the extent a Fund's investments in derivatives are included within its 80% investment policy, such derivatives generally will be valued at their notional value for purposes of calculating the Fund's compliance with the 80% investment requirement.
Domestic Equity Funds, International Equity Funds, Specialty Funds, and Fixed Income Funds (except for the High Yield Strategy Fund and Inverse High Yield Strategy Fund). In managing the Funds, the Advisor uses a “passive” investment strategy to manage each Fund’s portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor’s primary objective for the Funds is to match or correlate, as closely as possible, with the performance of each Fund’s underlying index or other benchmark. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.
The following Funds — Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (each, a “Leveraged Fund” and collectively, the “Leveraged Funds”) — are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and securities indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund’s assets. For the Inverse Emerging Markets 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (each, a “Leveraged Inverse Fund” and together, the “Leveraged Inverse Funds”) and for the Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, and Inverse Government Long Bond Strategy Fund (each, an “Inverse Fund” and collectively, the “Inverse Funds”), the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.
The Leveraged Funds, Leveraged Inverse Funds and Inverse Funds may be appropriate for investors who believe that over the long-term, the value of each Fund’s underlying index or reference asset or market will increase or decrease, and that by investing with the objective of achieving a multiple of the index’s daily return for each Leveraged Fund, a multiple of the inverse of the index’s daily return for each Leveraged Inverse Fund, or the inverse of the index’s daily return for each Inverse Fund, the Funds will achieve superior results over time. Investors should understand that because each Leveraged Fund and Leveraged Inverse Fund seeks a multiple of or multiple of the inverse of the daily performance of an underlying index or reference asset or market, each Leveraged Fund and Leveraged Inverse Fund is expected to experience greater daily volatility than a conventional index fund. For example, if a Leveraged Fund seeks to double the daily performance of the index underlying its benchmark, it should have twice the daily volatility of a conventional index fund. This increases the potential risk of loss. Due to the effects of compounding and leverage, in periods of increased market volatility, it is possible a Fund may sustain investment losses when the performance of the Fund's underlying index is flat and even when the benchmark's performance is improving.
The Leveraged Funds, Leveraged Inverse Funds and Inverse Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Leveraged Funds, Leveraged Inverse Funds and Inverse Funds should: (a) for each Leveraged Fund and Leveraged Inverse Fund, understand the risks associated with the use of leverage, (b) for each Leveraged Fund and Leveraged Inverse Fund, understand the consequences of seeking daily leveraged investment results (and in the case of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, leveraged investment results over greater periods of time), (c) for each Leveraged Inverse Fund and Inverse Fund, understand the risks of shorting, and (d) for each Leveraged Fund, Leveraged Inverse Fund and Inverse Fund, intend to actively monitor and manage their investments. Investors who do not understand the Leveraged Funds, Leveraged Inverse Funds and Inverse Funds or do not actively manage and monitor their investments, should not buy shares of the Leveraged Funds, Leveraged Inverse Funds and Inverse Funds. An investment in a Fund is not a complete investment program.
Monthly Rebalance NASDAQ-100® 2x Strategy Fund. As used in this Prospectus, the term “calendar month” or “monthly” refers to the period from the close of the markets on the last business day of a given calendar month until the close of the markets on the last business day of the subsequent calendar month. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its benchmark. The Advisor also
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regularly uses leveraged instruments, such as futures contracts and options on securities, futures contracts, and securities indices to pursue its investment objective. While the Advisor generally does not engage in temporary defensive investing, the Advisor may invest in certain instruments designed to protect the value of the Fund in the event of an extreme intra-month movement in the value of the underlying index. There can be no assurance that such efforts will be successful in protecting the value of the Fund. The Advisor monitors the Fund on an ongoing basis and makes adjustments to its portfolio on the last trading day of each calendar month, as necessary, to minimize tracking error and to maximize liquidity. An investor who purchases Fund shares intra-calendar month may experience greater than 200% exposure to the performance of the underlying index if the underlying index declines between the end of the last calendar month and the time the investor purchased Fund shares. The Fund is not subject to the value at risk (“VaR”)-based limit on the leverage risk a fund may incur imposed by the 1940 Act and the rules thereunder, and as a result, is permitted to exceed 200% exposure to its underlying index.
Sector Funds. In managing the Sector Funds, the Advisor’s objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own quantitative and qualitative methodology to construct each Fund’s portfolio. The Advisor first identifies the investment universe for each sector primarily using one or more widely recognized sector and industry-level classification standards, including, but not limited to, Bloomberg Industry Classification Standard (BICS), Bloomberg Classification System (BCLASS), and Global Industry Classification Standard (GICS®). The Advisor then employs quantitative and qualitative screens based on price, liquidity, and tradability standards. The remaining securities are weighted using a proprietary modified capitalization weighting methodology. The resulting portfolio is then adjusted to meet the diversification requirements such that the Sector Funds may be treated as regulated investment companies (“RICs”) for U.S. federal income tax purposes. The Advisor monitors the efficacy of this methodology and makes periodic changes in the composition of the Sector Funds to seek to ensure that each Fund remains a valid representation of its sector.
High Yield Strategy and Inverse High Yield Strategy Funds. The Advisor’s primary objective for the High Yield Strategy Fund and Inverse High Yield Strategy Fund is to correlate with the performance of the high yield bond market. The Advisor seeks to create portfolios that will correlate highly with the performance of the high yield bond market by investing in credit default swaps, bond futures and other financial instruments that have risk and return characteristics similar to a portfolio of high yield securities. A high yield bond is a bond that is rated below investment grade. Generally, high yield bonds are those bonds rated BB+ and lower by Standard & Poor’s Rating Service or Ba1 and lower by Moody’s Investors Service, Inc. Investors are subject to credit risk when investing in high yield bonds as issuers of the debt may be unable to make their interest and principal payments. High yield bonds typically pay higher yields because they tend to have a higher risk of defaulting than investment grade bonds. Investors also are subject to interest rate risk when investing in high yield bonds as fixed income securities will generally decrease when interest rates rise. However, the prices of high yield bonds may not necessarily move inversely with changes in interest rates due to changes in credit risk and/or other risks. The Funds will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. The High Yield Strategy Fund will generally be a seller of credit protection and the Inverse High Yield Strategy Fund will generally be a buyer of credit protection. To manage interest rate risk, the Funds invest in bond futures. The High Yield Strategy Fund will typically buy bond futures, whereas the Inverse High Yield Strategy Fund will typically sell bond futures short. Additionally, the Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for each Fund.
Emerging Markets Bond Strategy Fund. The Advisor’s primary objective for the Fund is to correlate, before fees and expenses, with the performance of the emerging markets bond market as defined by the Advisor. The emerging markets bond market consists of countries included in the Standard & Poor’s Emerging Broad Market Index (BMI), as well as countries that are not high-income OECD (Organization for Economic Co-operation and Development) members as defined by the World Bank, and other emerging markets countries as determined by the Advisor. The S&P Emerging BMI captures all companies domiciled in the emerging markets within the S&P Global BMI with a float-adjusted market capitalization of at least $100 million and a minimum annual trading liquidity of $50 million. Those countries currently are Czech Republic, Hungary, Poland, Russia, Turkey, China, India, Indonesia, Malaysia, Philippines, Taiwan, Thailand, Brazil, Chile, Colombia, Mexico, Peru, Egypt, Morocco, South Africa, United Arab Emirates, Qatar, and Greece. High-income OECD members currently are Australia, Austria, Belgium, Canada, Chile, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Israel, Japan, Korea Republic, Luxembourg, Netherlands, New Zealand, Norway, Poland, Portugal, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, United Kingdom, and United States. The Advisor seeks to create a portfolio that will correlate highly with the performance of the emerging markets bond market by investing in emerging markets credit
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default swaps, U.S. Treasury futures, and bonds that in combination have risk and return characteristics similar to a portfolio of emerging markets bonds. The Fund will primarily invest in credit default swaps to gain credit exposure similar to the emerging markets bond market. To manage interest rate risk, the Fund invests in U.S. Treasury futures. The bonds in which the Fund invests generally will have an average duration of 4-10 years.
To manage the Fund’s cash holdings, the Fund may invest in a variety of fixed income instruments. The Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for the Fund.
All Funds. In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendments could cause some Funds to change their names or investment policies and make other operational adjustments. Implementation of any such change, which, as of the date of this Prospectus, would need to be made prior to June 11, 2026, could adversely affect a Fund’s operations and investment strategies. The extent of the impact of the amendments is still uncertain and under assessment.
Securities Lending. The Funds participate in a securities lending program (the “Securities Lending Program”) offered by U.S. Bank National Association (‘‘U.S. Bank’’) pursuant to the terms of a securities lending agreement entered into between the Trust and U.S. Bank. Securities lending involves the risk that a Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. As a result, a Fund could lose money if it experiences a delay in recovering the loaned securities or if it is ultimately unable to recover the securities. Although each Fund receives collateral (often in the form of repurchase agreements) based on the value of the loaned securities and indemnifications from its lending agent, a Fund could still lose money if the value of the collateral declines, including the value of any investments made with cash collateral, or if the lending agent fails to perform its obligations under its lending agreement with the Fund. A Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to shareholders. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those activities as qualified dividend income.
IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS
The Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Nova Fund, Emerging Markets 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund (the “Daily Leveraged Funds”) seek daily leveraged investment results. The Monthly Rebalance NASDAQ-100® 2x Strategy Fund seeks leveraged investment results on a calendar month basis (the "Monthly Leveraged Fund"). The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the “Leveraged Funds”). The Inverse Emerging Markets 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Leveraged Inverse Funds”) seek to provide leveraged investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse Government Long Bond Strategy Fund (the “Daily Inverse Funds”) seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the “Inverse Fund”). The Daily Leveraged Funds, Monthly Leveraged Fund, Leveraged Funds, Leveraged Inverse Funds, Daily Inverse Funds and the Inverse Fund may be referred to collectively as the “Funds.”
As discussed in each Fund’s Summary section, the Funds’ performance is subject to the effects of compounding and leverage, which are discussed in more detail below.
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE
It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The effect of leverage on a fund that rebalances on a daily or monthly basis will generally cause the fund’s performance to not match or correlate to the performance of the fund’s benchmark over a period of time greater than one day or different than a full calendar month, as applicable. As a
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result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund’s benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:
Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.
Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.
Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).
The examples demonstrate that over time, the cumulative percentage increase or decrease in the NAV of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund’s benchmark due to the compounding effect of losses and gains on the returns of the fund. It also is expected that a fund’s use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.
The following graphs further illustrate the effect of leverage on fund performance in comparison to the performance of the fund’s underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns and exactly twice (200%) the calendar month index returns.
In order to isolate the effect of leverage, the hypothetical graphs assume: (i) no tracking error (see “Tracking Error Risk” under “Descriptions of Principal Risks”); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund’s performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index’s volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. For example, the annualized historical volatility rate for the five-year period ended June 30, 2025 of the S&P 500® Index is 16.30%. The S&P 500® Index’s volatility may be more or less significant at any given time. The indices underlying the Funds’ benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The annualized historical volatility for the five-year period ended June 30, 2025 of the other indices underlying the Funds’ benchmarks is as follows: NASDAQ-100 Index® 20.64%; Nikkei 225 Stock Average Index 17.09%; Russell 2000® Index 21.77%; S&P Emerging 50 ADR Index 21.59%; S&P MidCap 400® Index 19.15%; STOXX Europe 50® Index 17.96%; and U.S. Dollar Index® 7.38%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.
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Twice (200%) Daily Index Returns

Upward Market
One Year Simulation
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
1x Index Level
1x Index (15.7%)
2x Fund (28.9%)

Flat Market
One Year Simulation
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
1x Index Level
1x Index (-0.2%)
2x Fund (-3.9%)

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Downward Market
One Year Simulation
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
1x Index Level
1x Index (-15.8%)
2x Fund (-31.9%)

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Twice (200%) Calendar Month Index Returns

Monthly 2x Fund; Up Market
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
1x Index Level
1x Index (14.7%)
Monthly 2x Fund (23.5%)

Monthly 2x Fund; Flat Market
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
1x Index Level
1x Index (0.8%)
Monthly 2x Fund (-4.4%)

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Monthly 2x Fund; Down Market
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
1x Index Level
1x Index (-14.8%)
Monthly 2x Fund (-30.5%)

Intra-Month Investment Volatility. The effect of leverage on a fund that rebalances on a calendar month basis will generally cause the fund’s performance to not match or correlate to the performance of the fund’s benchmark over a period of time longer than a full calendar month. The fund’s performance also will not match or correlate to the performance of the fund’s benchmark over a period of time shorter than a full calendar month if the fund is purchased on a day other than the last business day of the previous calendar month. As a result, an investor who purchases shares of the Fund on a day other than the last business day of the previous calendar month will generally receive more, or less, than 200% exposure to the Fund’s underlying index, depending on the performance of the underlying index for the remainder of that calendar month. If the underlying index moves in a positive direction, an investor in the Fund would receive exposure to the underlying index less than 200%. Conversely, if the underlying index moves in a negative direction, an investor in the Fund would receive exposure to the underlying index greater than 200%. Calendar month rebalancing may compromise the Fund’s performance if the underlying index experiences significant volatility during a month. The table below demonstrates how intra-month movements in the underlying index would affect the underlying index exposure of an investor who purchases shares of the Fund on a day other than the last business day of a calendar month.
Intra-month Change in Index Level Since Previous Month End
	-40%	-35%	-30%	-25%	-20%	-15%	-10%	-5%	0%	5%	10%	15%	20%	25%	30%	35%	40%
Leverage	600%	433%	350%	300%	267%	243%	225%	211%	200%	191%	183%	177%	171%	167%	163%	159%	156%
MARKET VOLATILITY.
Each Daily Leveraged Fund, Monthly Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily or monthly performance of its underlying index. No Daily Leveraged Fund, Monthly Leveraged Fund or Leveraged Inverse Fund attempts to, and no Daily Leveraged Fund, Monthly Leveraged Fund or Leveraged Inverse Fund should be expected to, provide returns that are a multiple of the return of the underlying index for periods other than a single day or full calendar month, as applicable. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
The Monthly Leveraged Fund rebalances its portfolio on a calendar monthly basis, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. Investors should understand the consequences of holding daily and monthly rebalanced funds for periods longer than a single day or month, respectively, and should actively manage and monitor their investments, as frequently as daily.
493 | PROSPECTUS

Daily rebalancing will impair a Daily Leveraged Fund’s or Leveraged Inverse Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one-year period during which its benchmark experienced annualized volatility of 20%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to -38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
Table 1
Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss	Hypothetical 2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%
Monthly rebalancing will impair the Monthly Leveraged Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 2x monthly leveraged fund would be expected to lose -3.5% (as shown in Table 1 below) if its benchmark provided no return over a one-year period during which its benchmark experienced annualized volatility of 20%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for a 2x monthly leveraged fund widens to approximately -13.5%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
Table 2
Benchmark Annualized Volatility Range	Hypothetical Monthly 2x Leveraged Fund Loss
10%	-0.9%
20%	-3.5%
30%	-7.6%
40%	-13.5%
50%	-20.2%
60%	-28.7%
70%	-37.0%
80%	-47.0%
90%	-56.9%
100%	-66.2%
Table 1 and Table 2 show the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.
PROSPECTUS | 494

Table 3 shows the range of annualized volatility for the indices to which the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds are benchmarked for the five-year period ended June 30, 2025. The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 7.38% to 21.77%. Since market volatility has negative implications for funds that rebalance daily and monthly, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 and Table 2 can be combined with the recent volatility ranges of various indices in Table 3 to give investors some sense of the risks of holding the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Table 3
Index	Annualized Historical Volatility for the Five- Year Period Ended June 30, 2025
NASDAQ-100 Index®	20.64%
Nikkei 225 Stock Average Index	17.09%
Russell 2000® Index	21.77%
S&P 500® Index	16.30%
S&P Emerging 50 ADR Index	21.59%
S&P MidCap 400® Index	19.15%
STOXX Europe 50® Index	17.96%
U.S. Dollar Index®	7.38%
A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its underlying index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its underlying index equal to -200% of its net assets. The Monthly Leveraged Fund seeks calendar monthly leveraged exposure to its underlying index equal to 200% of its net assets. As a consequence, for each Daily Leveraged Fund and the Monthly Leveraged Fund, the risk of total loss of your investment exists in the event of a decline in the value of the underlying index of a Daily Leveraged Fund or the Monthly Leveraged Fund and for each Leveraged Inverse Fund the risk of total loss exists in the event of a gain in the value of the underlying index of a Leveraged Inverse Fund. Due to the effects of compounding and leverage, in periods of increased market volatility, it also is possible that a Daily Leveraged Fund, Leveraged Inverse Fund or Monthly Leveraged Fund may sustain investment losses when the performance of its underlying index is flat and even when the benchmark's performance is improving. In short, the risk of total loss of your investment exists.
THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund’s underlying index gains 10% for a week, the Daily Leveraged Fund’s shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund’s or Leveraged Inverse Fund’s daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a Daily Leveraged Fund’s or Leveraged Inverse Fund’s performance over that same period.
The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index affect a Daily Leveraged Fund’s and Leveraged Inverse Fund’s performance for a trading day and cumulatively up to, and including, the entire 10-trading day period. The charts are based on a hypothetical $100 investment in a Daily Leveraged Fund and Leveraged Inverse Fund over a 10-trading day period and do not reflect expenses of any kind.
495 | PROSPECTUS

TABLE 1: NO CLEAR TREND IN THE MARKET
	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.48%	$81.43	-9.52%	-18.57%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.77%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
Day 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%	$128.31	11.11%	28.31%
Day 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%	$83.03	-35.29%	-16.97%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
Day 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%	$81.71	-10.53%	-18.29%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.77%	$73.54	-10.00%	-26.46%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%	$80.55	9.52%	-19.45%
The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10-trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds’ underlying index for the 10-trading day period.
TABLE 2: CLEAR TREND THAT MARKET RISES
	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
Day 3	106	1.92%	6.00%	$112.24	3.85%	12.24%	$88.69	-3.85%	-11.31%
Day 4	108	1.89%	8.00%	$116.47	3.77%	16.47%	$85.34	-3.77%	-14.66%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.18%	$79.19	-3.64%	-20.81%
Day 7	114	1.79%	14.00%	$129.65	3.57%	29.65%	$76.36	-3.57%	-23.64%
Day 8	116	1.75%	16.00%	$134.20	3.51%	34.20%	$73.68	-3.51%	-26.32%
Day 9	118	1.72%	18.00%	$138.82	3.45%	38.82%	$71.14	-3.45%	-28.86%
Day 10	120	1.69%	20.00%	$143.53	3.39%	43.53%	$68.73	-3.39%	-31.27%
The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10-trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10-trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10-trading day period.
PROSPECTUS | 496

TABLE 3: CLEAR TREND THAT MARKET DECLINES
	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
Day 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%	$112.76	4.17%	12.76%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
Day 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%	$122.66	4.35%	22.66%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%	$128.12	4.44%	28.12%
Day 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%	$133.94	4.55%	33.94%
Day 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%	$140.17	4.65%	40.17%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%	$146.84	4.76%	46.84%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%	$154.01	4.88%	54.01%
The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10-trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10-trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10-trading day period.
THE PROJECTED RETURNS OF MONTHLY LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING MONTH
The Monthly Leveraged Fund seeks calendar monthly leveraged investment results, which should not be equated with seeking a leveraged goal for a period different than a full calendar month. For instance, if the Monthly Leveraged Fund’s underlying index gains 10% for a quarter, the Monthly Leveraged Fund’s shares should not be expected to provide a return of 20% for the quarter even if it meets its target each calendar month. This is true because of the Fund expenses set forth in the prospectus, but also because the pursuit of monthly goals may result in monthly leveraged compounding, which means that the return of the underlying index over a period of time different than a calendar month multiplied by the Monthly Leveraged Fund’s monthly target (e.g., 200%) will not generally equal the Monthly Leveraged Fund’s performance over that same period.
The following charts set out a range of hypothetical monthly performances during a given ten-month trading period of an index and demonstrate how changes in the index affect a 2x monthly leveraged fund's performance for a trading month and cumulatively up to, and including, the entire ten-month trading period. The charts are based on a hypothetical $100 investment in the fund over a ten-month trading period and do not reflect expenses of any kind. If they did, the performance shown would be lower.
497 | PROSPECTUS

TABLE 1: NO CLEAR TREND IN THE MARKET
	Index			2x Monthly Leveraged Fund
	Value	Monthly Performance	Cumulative Value	NAV	Monthly Performance	Cumulative Performance
	100			$100.00
Month 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Month 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
Month 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
Month 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
Month 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
Month 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
Month 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
Month 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
Month 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
Month 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%
The cumulative performance of the index in Table 1 is 0% for the ten-month trading period. The hypothetical return of the fund for the ten-month trading period is -6.11%. The volatility of the index performance and lack of clear trend results in performance for the fund for the period which bears little relationship to the performance of the fund’s index for the ten-month trading period.
TABLE 2: CLEAR TREND THAT MARKET RISES
	Index			2x Monthly Leveraged Fund
	Value	Monthly Performance	Cumulative Value	NAV	Monthly Performance	Cumulative Performance
	100			$100.00
Month 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Month 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Month 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
Month 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
Month 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Month 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
Month 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
Month 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
Month 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
Month 10	120	1.69%	20.00%	$143.53	3.39%	43.53%
The cumulative performance of the index in Table 2 is 20% for the ten-month trading period. The hypothetical return of the fund for the ten-month trading period is 43.53%. The hypothetical return of the fund is 218% of the index return for the ten-month trading period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the ten-month trading period.
PROSPECTUS | 498

TABLE 3: CLEAR TREND THAT MARKET DECLINES
	Index			2x Monthly Leveraged Fund
	Value	Monthly Performance	Cumulative Value	NAV	Monthly Performance	Cumulative Performance
	100			$100.00
Month 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
Month 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
Month 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
Month 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
Month 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
Month 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
Month 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
Month 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
Month 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
Month 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%
The cumulative performance of the index in Table 3 is -20% for the ten-month trading period. The hypothetical return of the fund for the ten-month trading period is -36.33%. The hypothetical return of the fund is 182% of the index return for the ten-month trading period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the ten-month trading period.
PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the Funds’ SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information about the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The relative significance of each risk may change over time and you should review each risk carefully because any one or more of these risks may result in losses to a Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. An investment in a Fund does not constitute a complete investment program.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment adviser can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Investors should be aware that economies and financial markets throughout the world have in recent periods experienced varying degrees of increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or recur in the future, the risks described below could be heightened significantly and a Fund’s investments and a shareholder’s investment in a Fund may be subject to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk is not specifically identified as a heightened risk under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed and Mortgage-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
499 | PROSPECTUS

Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities also are subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to the Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of the Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed security may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed
PROSPECTUS | 500

securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.
The general effects of inflation on the United States economy can be wide ranging and may be evidenced from time to time by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured, for example, by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally, in particular credit risk and interest rate risk, and the commercial real estate markets and the real estate securing the underlying mortgage loans. Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural
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disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS. CMBS are also subject to risks associated with investments in asset-backed securities.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally, in particular credit risk and interest rate risk, and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (i.e., MBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are also less readily marketable than agency MBS and are subject to heightened credit and liquidity risks. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of nonpayment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities generally are subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. RMBS are also subject to risks associated with investments in asset-backed securities.
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In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Capitalization Securities Risk—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio or underlying index or other benchmark may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, underlying index or other benchmark, it is subject to the risk that the predominate capitalization range represented in its portfolio, underlying index or other benchmark may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. The Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
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Cash and Cash Equivalents Risk—When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, the Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, the Fund’s investment in CLO securities will provide it with indirect exposure to the CLOs; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the commercial loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. However, it is possible that a senior tranche of a CLO could experience losses, particularly in stressed market conditions, due to defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool, increased sensitivity to defaults due to collateral default, market anticipation of defaults and investor aversion to CLO securities as an asset class. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, the Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value or income because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in
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structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose the Fund to risks similar to fixed income securities and also expose the Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the Fund's benchmark over periods greater than a single day (and in the case of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, a full calendar month), before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day (and in the case of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, monthly returns over periods greater than a full calendar month). The Fund’s compounded returns for periods greater than a single day (or full calendar month) will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index or reference asset experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns (or monthly returns) which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple or inverse multiple, as applicable, of the performance of the Fund’s underlying index or reference asset on a daily basis (or in the case of the Monthly Rebalance NASDAQ-100 2x Strategy Fund, on a calendar month basis).
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all of the securities in its underlying index or reference asset or the Fund’s weighting of investment exposure to such securities or industries may be different from that of its underlying index or reference asset. In addition, the Fund may invest in securities or financial instruments not included in its underlying index or reference asset. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. If the Fund seeks to meet its investment objective on a daily or calendar month basis, activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events carried out on a particular day or day(s) also may hinder the Fund’s ability to meet its daily investment objective on that day or calendar month leveraged investment objective in any given month, as applicable.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangements or derivatives transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives involving
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counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are rising.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obliger to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened during adverse market conditions and in market environments where interest rates are rising or when refinancing obligations become more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may be subject to greater credit risk. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened during adverse economic conditions and in market environments where interest rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty and terms of the obligation, which are often reflected in its credit quality and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is generally regarded as having a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating is generally regarded as having a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or
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unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of a liquidity or credit risk and do not reflect market risk. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value. Measures such as “average credit quality” may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Advisor to be of comparable quality. Credit ratings are only opinions of the agencies or organizations issuing them and are not absolute guarantees as to quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Ratings, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service, Inc., and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Advisor’s credit analysis may include evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and debt instruments in which the Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s Investors Service, Inc. or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If the Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated.
Currency Risk—The Fund’s direct and/or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged, which would cause a decline in the value of the holdings of the Fund. Similarly, the Strengthening Dollar 2x Strategy Fund’s exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. dollar. Conversely, the Weakening Dollar 2x Strategy Fund’s exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. dollar. To the extent the U.S. Dollar Index® is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index® at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives. The Fund may engage in transactions and derivatives designed to reduce the Fund’s exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions
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or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions. The International Equity Funds do not intend to engage in currency hedging transactions.
The Europe 1.25x Strategy Fund will have direct and indirect exposure to the euro, which has experienced increased volatility over past years. The increased volatility in the price of the euro is due, in part, to concern over the sovereign debt levels of certain European Union (EU) members and the potential effect of this debt on EU members’ participation in the European Monetary Union and the value of the euro. If such volatility persists, the euro may not maintain its current purchasing power in the future. A decline in the price of the euro may adversely affect the Fund’s performance.
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess. A cyber incident or sudden market or other disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences also could result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. In addition, the use of work-from-home arrangements or the use of contingency plans by the Fund, the Advisor or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Advisor or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Depositary Receipt Risk—The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the
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depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives also may expose the Fund to the performance of securities that the Fund does not own. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Use of derivatives also may cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps subject to mandatory central clearing, must be traded on a designated contract market or swap execution facility. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered
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illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (the “CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.
Credit Default Swap Risk—The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.
Futures Contracts Risk— Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of futures and options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures also are subject to leveraging risk and can be subject to liquidity risk. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options also are
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used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund's strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect certain risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Early Closing Risk—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets, such as in response to certain trading halts triggered by circuit breakers, may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.
Emerging Markets Risk—The Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree, as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack of or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) confiscation, expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) increased difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies; and (xii) heightened risks of war and ethnic, religious and racial conflicts.
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To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. Such emerging market countries could also subject the Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Fund.
Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting, and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Floating and Variable Rate Securities Risk—Floating rate and variable securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate, while variable rate obligations typically provide for a specified periodic adjustment in the interest rate. Because of the interest rate adjustment feature, floating rate and variable securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating rate and variable securities than on the market value of comparable fixed income obligations. Thus, investing in floating rate and variable securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.
Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The Fund will purchase variable and floating rate securities that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less and otherwise consistent with the Fund’s investment objective and policies. Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers.The High Yield Strategy Fund and Inverse High Yield Strategy Fund may invest in instruments that are linked to the performance of foreign issuers, primarily Canadian issuers. Investing in foreign investments, including investing in foreign securities through ADRs and ETFs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopoltical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped, emerging or frontier markets. The less developed a country's securities market is, the greater the level of risks. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. With respect to the High Yield Strategy and Inverse High Yield Strategy Funds, the Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. In addition, periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value, or worthless. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Furthermore, the Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Fund’s ability to convert currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times
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be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
Geographic Concentration Risk—Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political and social risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia or Eastern Europe, can be interdependent and may be adversely affected by the same events. In addition, many of these countries and regions have recently experienced economic downturns, making their markets more volatile than U.S. markets. Current conditions have had a global impact, but have exacerbated the economic, political, and social risks of certain countries and regions to a greater extent than others.
Asia— Asia includes countries in all stages of economic development. Although many Asian economies have experienced growth and development in recent years there is no assurance that this growth will continue. Other Asian economies, however, have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including corruption and conflict with neighboring Asian and non-Asian countries, including China, North Korea, South Korea, Taiwan and Russia. For instance, the historical tensions between North Korea and South Korea, each of which has substantial military capabilities, present the risk of war and any outbreak of hostility between the two countries could adversely affect Asia as a whole. In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, remains tense and is unlikely to be settled in the near future. Furthermore, in recent years, certain Asian nations have developed strained relations with the United States and, if these relations worsen, they could affect international trade. In addition, many Asian countries are prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Asian issuers may be more likely to be affected by such events than its investments in other geographic regions. Any changes or trends in these economic, political and social factors could have a significant impact on Asian economies overall and may negatively affect the Fund’s investments. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
Europe—The European economy is diverse and includes both large, competitive, developed economies and small, struggling and emerging economies. As a whole, the EU is the wealthiest and largest economy in the world. However, over recent years, market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries and contributed to increased volatility in the value of the euro. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels, which have historically been higher than unemployment levels in the United States. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe also has been struggling with mass migration from the Middle East and Africa. In February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this ongoing military action, and resulting market and economic disruption and uncertainty, is difficult to accurately predict. The United States and other counties have imposed significant sanctions against Russia and could impose additional sanctions or other measures. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia. In addition, on January 31, 2020, the United Kingdom ceased to be a member of the EU (such departure from the EU, “Brexit”). A trade agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. Although the TCA covers many issues, such as economic partnership, free trade, law enforcement and judicial co-operation and governance, it is silent on items such as financial services equivalence. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Moreover, the longer term economic, legal, and political impacts of Brexit are unclear and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. Brexit may have a negative
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impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit also may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The outcomes may cause increased volatility and have a significant adverse impact on the United Kingdom and European economies, as well as the broader global economy for some time. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect the European market and may have an adverse effect on the value of the Fund’s investments. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Japan—Targeting Japan could hurt the Fund’s performance if Japan’s economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. Currency fluctuations also may significantly affect Japan’s economy. Although Japan continues to recover from a prolonged economic downturn dating back to 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures, as well as increased competition from developing nations. Economic growth is heavily dependent on international trade and consistent government support and policy. Slowdowns in the economies of key trading partners such as the United States, China, and/or countries in Southeast Asia, including economic, political, or social instability in such countries, also could have a negative impact on the Japanese economy as a whole. Japan’s relations with neighbor countries, particularly China, North Korea, South Korea and Russia, which have historically at times been strained, also may negatively impact the Japanese economy. Japan has experienced natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on the Japanese economy. In addition, Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. Japan also has one of the world’s highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region. Any changes or trends in these economic, political and social factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investments. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Ratings, Inc. or “Ba” category or lower by Moody’s Investors Service, Inc. or are unrated and have been determined by the Advisor to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles and may be more volatile than higher-rated securities of similar maturity. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be
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less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. The High Yield Strategy Fund seeks to correspond generally to the total return of the high yield bond market and thus an investment in the Fund will generally decline in value when the high yield bond market is losing value. By contrast, the Inverse High Yield Strategy Fund seeks to correspond generally to the inverse (opposite) of the total return of the high yield bond market, and thus an investment in the Fund will generally decline in value when the high yield bond market is gaining value. Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Advisor’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.
Income Risk—The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. This risk is especially heightened under current conditions. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.
Increasing Government and Other Public Debt Risk—Government and other public debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these
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actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Industry Concentration Risk—The Fund may concentrate (i.e., invest more than 25% of its net assets) its investments in a limited number of issuers conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly. Such industry-based risks, any of which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; increased competition or new product introductions that may affect the profitability or viability of companies in an industry; legislative or regulatory changes; and increased government supervision. In addition, at times, an industry may be out of favor and underperform other industries or the market as a whole. For information about the industries to which the Fund has concentrated exposure, please see the Fund’s Summary section.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden and difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on fixed-income and other debt instruments depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value, and other features of the security. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
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During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Prepayment and Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment and Extension Risk” below for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, also are subject to interest rate risk, and may be adversely affected by changes in interest rates, although such instruments generally react differently to changes in interest rates than instruments with positive durations. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values. Certain of the Fund’s investments are subject to inflation risk. Please refer to “Inflation Risk” below for a summary of associated risks.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. The U.S. Federal Reserve (the “Federal Reserve”) has decreased interest rates recently in response to moderated inflation rates. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where the Fund trades. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions. Actions by government and central banking authorities can result in increases or decreases in interest rates.
Changing Fixed Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier or later than anticipated; or during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of the Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), also can result in increased redemptions from the Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact the Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for the Fund.
Current Fixed Income and Debt Market Conditions—Fixed income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
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Inflation Risk—Certain of the Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund's assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may keep pace with inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Fund and its investments.
Certain of the Fund’s derivatives investments also may be adversely affected by changes in interest rates. For example, if the Fund is receiving a fixed rate payment stream, it will be adversely affected by rising interest rates and vice versa. In addition, rising interest rates may increase the costs associated with certain derivatives (e.g., interest paid for the use of margin proceeds) used to implement the Fund’s strategy. If the Fund invests in derivatives tied to fixed income or related markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio also may be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Intra-Calendar Month Investment Risk—The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for a period different than a full calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index from the end of the prior calendar month until the point of purchase. If the underlying index moves in value in a direction favorable to the Fund, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the underlying index moves in value in a direction adverse to the Fund, the Fund’s net assets will decline by the same amount as the Fund’s exposure. The Fund begins each calendar month with exposure which is 200% of its net assets, however, subsequent intra-month changes in both the Fund's exposure to the underlying index and the net assets of the Fund will determine whether the Fund is under- or over-exposed to the underlying index and how much exposure an investor who purchases after the first trading day of a calendar month is able to obtain through an investment in the Fund. As an example (using simplified numbers), if the Fund had $100 in net assets at the market close on the last trading day of the calendar month, it would seek $200 of exposure to the next calendar month’s underlying index performance. If the underlying index rose by 1% by mid-calendar month, the exposure of the Fund will have risen by 1% to $202 and the net assets will have risen by that $2 gain to $102. With net assets of $102 and exposure of $202, a purchaser at that point would be receiving 198% exposure of her investment instead of 200%. Only on the last trading day of a calendar month, could an investor receive 200% exposure to the underlying index.
Investment in Investment Vehicles Risk—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.
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Closed-End Fund Risk—The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their NAV. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds also may employ leverage to a greater extent than mutual funds.
Exchange-Traded Fund (“ETF”) Risk—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” also will vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower’s obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that the Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation
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likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s Investors Service, Inc. or unrated but assessed by the Advisor to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value, and the Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund, thus, is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
The Fund values its assets on each Business Day (each day the NYSE is open for business). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.
The Fund is exposed to, through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less
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frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel or other advisors. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Advisor or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, the Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states.
The Advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Advisor or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the SAI.
Investment Technique Risk—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options, and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.
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Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the High Yield Strategy Fund, perceived poor management performance, financial leverage or reduced demand of the issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the High Yield Strategy Fund to decrease.
Large-Capitalization Securities Risk—The Fund may be subject to the risk that large-capitalization securities may underperform, or outperform, if the Fund has net short exposure to large-capitalization securities, other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Emerging Markets Bond Strategy Fund may invest in leveraged instruments in pursuit of its investment objective. The Nova Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund achieve leveraged exposure to their respective underlying indices through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. For example, because the Fund includes a multiplier (e.g., 2x or -2x), a single day adverse price movement of more than 50% in a relevant underlying index could result in the total loss of an investor’s investment. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin or collateral requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses. The value of the Nova Fund’s, Monthly Rebalance NASDAQ-100® 2x Strategy Fund's, Mid-Cap 1.5x Strategy Fund’s, Russell 2000® 1.5x Strategy Fund’s, International Equity Funds’, Strengthening Dollar 2x Strategy Fund’s, Weakening Dollar 2x Strategy Fund’s, and Government Long Bond 1.2x Strategy Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index or other benchmark due to the fact that the Fund’s investment strategies involve the use of leverage. Leverage also will have the effect of magnifying tracking error.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially may be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
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To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s fair valuation policy and procedures and the Advisor’s fair valuation policy and procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). The Fund (or the Advisor) rely on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund’s ability to effectively value investments or calculate NAV may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. If the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, the Fund may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Shareholder Information – Calculating Net Asset Value” and the Fund’s report on Form N-CSR. Proportions of the Fund’s investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The Fund’s financial statements and notes thereto contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation and loss. These fluctuations may occur frequently and in large amounts. The value of certain asset classes (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, tariffs and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine war and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine war) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors
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and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers, resulting in systemic adverse consequences across a broad segment of financial markets (regionally, domestically and globally) in unanticipated or unforeseen ways. These types of adverse developments could result from under-regulated markets, systemic risk, natural market forces, bad actors or other scenarios and negatively affect the Fund’s performance or operations.
Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above, and when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. The Fund’s investments may underperform general securities markets or other investments, particularly during such periods. For example, the value of the Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund’s investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, lower than usual sale prices and longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity and sales challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Advisor potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have in the past and could in the future result in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions, trade wars, and other similar initiatives or developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the imposition of tariffs, or other U.S. economic policies and any related domestic and/or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner. As an additional example, when the United States is a significant trading partner of a foreign country in which the Fund may invest, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the institution of additional tariffs. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. Legislation and regulation can also change the ways in which the Fund or the Advisor are regulated. In general, the securities or other instruments in which the Fund’s portfolio managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund. In addition, many economies and markets may experience, and have experienced high inflation rates in recent periods. In response to such inflation, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance. Some of such fiscal and monetary policies are or have been reversed to certain extents as a result of moderated inflation rates. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets and have other downstream impacts on financial markets and economic conditions and, thus, the Fund’s investments. The frequency and magnitude of the resulting changes in the value of the Fund’s investments cannot be predicted.
Mid-Capitalization Securities Risk—The Fund may be subject to the risk that mid-capitalization securities may underperform, or outperform, if the Fund has net short exposure to mid-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much
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more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Non-Diversification Risk—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and may be affected by a general decline in market segments or rise in market segments for the Leveraged Inverse Funds and Inverse Funds, relating to its underlying index or benchmark. The Fund invests in securities included in, or representative of, its underlying index or benchmark regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining or rising markets, as applicable. As a result, the Fund may be subject to greater losses in a declining market (or rising market for the Leveraged Inverse Funds and Inverse Funds) than a fund that does take defensive positions.
Portfolio Turnover Risk—The periodic rebalancing of certain of the Funds’ holdings pursuant to their daily investment objectives may lead to a greater number of portfolio transactions in the Funds than experienced by other mutual funds. Other of the Funds’ strategies also may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Funds because of increased broker commissions associated with such transactions. Each Fund calculates portfolio turnover without including the short-term cash instruments or derivatives transactions that comprise the majority of certain of the Funds’ trading. As such, if a Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause a Fund’s performance to be less than you expect.
Prepayment and Extension Risk—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.
Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.
Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for
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gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Real Estate Investment Trusts (“REITs”) Risk—REITs are exposed to the risks affecting real estate investments generally, in addition to other investment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT and may be more volatile and/or less liquid than other types of securities. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.
Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. U.S. REITs also are subject to unique federal tax requirements. A U.S. REIT that fails to comply with federal income tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service (the "IRS") to extend the deadline for issuance of Forms 1099-DIV.
Regulatory and Legal Risk—The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Advisor. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend or change existing regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applicable to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws may impact the performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. For example, the SEC has adopted amendments to its rule regarding names of registered investment companies, such as the Fund. The full impact of the rule amendments on the Fund is uncertain and under assessment.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any
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fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Sector Risk—The Fund is subject to one or more of the Sector Risks described below. For information about the specific Sector Risk applicable to the Fund, please see the Fund's Summary section.
Communication Services Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Communication Services Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Communication Services Sector ("Communication Services Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of Communication Services Companies has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Consumer Discretionary Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector ("Consumer Discretionary Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of Consumer Discretionary Companies has historically been closely tied to the performance of the overall economy, and may be widely affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. In addition, Consumer Discretionary Companies may be adversely affected and lose value more quickly in periods of economic downturns. The products offered by Consumer Discretionary Companies may be viewed as luxury items during times of economic downturn.
Consumer Staples Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Consumer Staples Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector ("Consumer Staples Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of Consumer Staples Companies has historically been closely tied to the performance of the overall economy, and may fluctuate widely due to interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. The performance of Consumer Staples Companies are subject to government regulations, such as those affecting the permissibility of using various food additives and production methods, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.
Energy Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Energy Sector that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are exposed to issuers conducting business in the Energy Sector ("Energy Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The prices of the securities of Energy Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions
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generally affecting energy supply companies. The prices of the securities of Energy Companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy resources, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.
Financials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Financials Sector that the Fund purchases will underperform the market as a whole. To the extent the Fund’s investments are exposed to issuers conducting business in the Financials Sector ("Financials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Financials Companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Events affecting the Financials Sector in the recent past resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain Financials Companies to incur large losses. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies also may be subject to severe price competition.
Health Care Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Health Care Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Health Care Sector ("Health Care Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by Health Care Companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a Health Care Company’s market value and/or share price.
Industrials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Industrials Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Industrials Sector ("Industrials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of Industrials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of Industrials Companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.
Information Technology Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Information Technology Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Information Technology Sector (“Information Technology Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of Information Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these
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companies. The technology sector also may be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Materials Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Materials Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Materials Sector ("Materials Sector Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Real Estate Sector Risk—The Fund invests in the securities of real estate companies, including REITs. The Fund is subject to the risk that the securities of real estate companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting their business in the Real Estate Sector ("Real Estate Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. Investments in Real Estate Companies also may subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. As the demand for, or prices of, real estate increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment. For more information regarding the potential risks of investing in REITs, please see “Real Estate Investment Trusts (“REITs”) Risk” above.
Utilities Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Utilities Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Utilities Sector ("Utilities Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Utilities Sector. The prices of the securities of Utilities Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.
Shareholder Trading Risk—The Advisor expects a significant portion of the Fund’s assets to come from investors who take part in certain strategic and tactical asset allocation programs that involve frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which correspondingly may increase the transaction expenses borne by the Fund, including brokerage commissions or dealer mark-ups/markdowns and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with frequent trading activity and high portfolio turnover will have a negative impact on longer-term investments.
Short Sales and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes the Fund to
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counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause the Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Small-Capitalization Securities Risk—The Fund may be subject to the risk that small-capitalization securities may underperform, or outperform, if the Fund has net short exposure to small-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have in certain periods declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Stable Price Per Share Risk—The Fund is subject to Stable Price Per Share Risk. The Fund’s assets are valued using the amortized cost method, which generally enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money by investing in the Fund. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective. The Advisor and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Advisor or its affiliates will provide financial support to the Fund at any time, including during periods of market stress.
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Temporary Defensive Investment Risk—The Fund may be affected by a general decline in market specific market segments or the market as a whole (the risk of which is particularly acute under current conditions). The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in the Fund in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
In addition, because each of the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund is tracking the performance of its benchmark on a daily basis and the Monthly Rebalance NASDAQ-100® 2x Strategy Fund is tracking the performance of its benchmark on a calendar month basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund’s performance to be less than you expect.
The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund seek to track their respective benchmarks over time, but also are subject to the effects of mathematical compounding. Tracking error may be more significant for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund compared to other Funds due to the Funds’ consistent application of leverage to increase exposure to their respective underlying indices.
The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Funds.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average®, may decline over various time periods within a day. If the price of a security, a futures contract or an option declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the futures contracts, options or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security).
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may
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be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion governance relative to peers.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.
Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.
Management of the Funds

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017, and serves as investment adviser of the Funds. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of each Fund since its inception.
The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, each Fund paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2025, based on the average daily net assets of the Fund, as set forth below:
Fund	Advisory Fee
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
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Fund	Advisory Fee
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Sector Funds (Except for the Precious Metals Fund)	0.85%
Precious Metals Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
Emerging Markets Bond Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%
When the aggregate assets of the Funds, the Commodities Strategy Fund, which is offered in a separate Prospectus, and the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.
Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
˃ $1 billion - $2 billion	0.050%
˃ $2 billion	0.075%
For the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, the Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary in order to keep net expenses (including Rule 12b-1 fees (if any), but exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles) from exceeding the Fund's average daily net assets as follows:
	Expense Cap
Fund	Class A	Class C	Institutional
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1.35%	2.10%	N/A
The above contractual fee waiver will be honored by the Advisor through August 1, 2026. The fee waiver may be renewed by the Advisor for subsequent periods thereafter. To maintain the expense limit, the Advisor may reduce a portion of its management fees and/or reimburse certain expenses of the Fund. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
For the NASDAQ-100® Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
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For each Fund (with the exception of the U.S. Government Money Market Fund), the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to a Fund of the termination of the agreement. The agreement may be terminated at any time by the Funds’ Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
In addition to the contractual waiver and/or reimbursement arrangements discussed above, for the Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to a Fund of the termination of the agreement. The agreement may be terminated at any time by the Funds’ Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
In addition to the contractual waiver and/or reimbursement arrangements discussed above, for the Europe 1.25x Strategy Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.10% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
The Advisor also has contractually agreed, through August 1, 2026, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The Advisor is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Advisor provides written notice to the Fund of the termination of the agreement.
For the U.S. Government Money Market Fund, the Advisor and/or one or more of its affiliates may reimburse expenses or waive fees of the Fund to the extent necessary to maintain the Fund’s net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield or to continue paying periodic dividends when the yield is not positive.
The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.
A discussion regarding the basis for the Board of Trustees' approval of the Funds’ investment advisory agreement in May 2024 is currently available in the Funds’ September 2024 Semi-Annual Reports to Shareholders, which cover the period April 1, 2024 to September 30, 2024. A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement in May 2025 will be available in the Funds’ Semi-Annual Financial Report for the period ending August 31, 2025, which is included as part of the Funds’ filing on Form N-CSRS.
For each Fund, except the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse Mid-Cap Strategy Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Value Fund, Basic Materials Fund, Health Care Fund, Internet Fund, Retailing Fund, Transportation Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy
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Fund, Real Estate Fund, Inverse Government Long Bond Strategy Fund, and Inverse High Yield Strategy Fund, the Advisor may hire one or more sub-advisers to oversee the day-to-day activities of the Funds without seeking the approval of Fund shareholders. The Advisor and the Funds rely on an exemptive order obtained from the SEC to be able to function as a multi-manager structure. The order allows the Advisor to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Advisor to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. However, any increase in the aggregate advisory fee paid by a Fund, including any increase resulting from a change to a Fund's sub-advisory arrangements, remains subject to shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. In the event the Funds use a sub-advisor, the Advisor would provide the following oversight and evaluation services to the Funds:
•
performing initial due diligence on prospective sub-advisers for the Funds;
•
monitoring the performance of the sub-advisers;
•
communicating performance expectations to the sub-advisers; and
•
ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Advisor does not expect to recommend frequent changes of sub-advisers. Although the Advisor will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time. Currently the Funds are not managed by a sub-adviser.
To the extent sub-advisers provide sub-advisory services to the Funds, their activities with respect to the Funds are subject to oversight by the Advisor. The Advisor has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Advisor is not required to disclose individual fees paid to any sub-adviser hired pursuant to the order.
PORTFOLIO MANAGEMENT
The Funds are managed by teams of investment professionals. Messrs. Michael P. Byrum, Brendan Cain, Spencer Crane and Scott Miller are jointly and primarily responsible for the day-to-day management of each Fund. Mr. Adrian Bachman also is primarily responsible for the day-to-day management of each Sector Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager—Mr. Byrum has been associated with the Advisor since 1993. Mr. Byrum was the inaugural portfolio manager for many of the Rydex products, including the Rydex leveraged and inverse funds, sector fund lineup and alternative investment portfolios. Today, Mr. Byrum continues to play an instrumental role in product development and investment strategy at Guggenheim Investments and oversees the trading, research and portfolio management activities of the quantitative strategies team, which focuses on target beta, alternative and asset allocation strategies. He is the chairman of the Investment Strategy Committee and is a member of the Risk Management Committee and Credit Review Committee. Prior to joining the Advisor, Mr. Byrum served in a brokerage capacity with Money Management Associates, the registered investment advisor to Rushmore Funds, Inc. He earned a B.S. in finance from the Miami University of Ohio. He also has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington.
Adrian Bachman, CFA, Director and Portfolio Manager—Mr. Bachman is a Portfolio Manager at Guggenheim and joined the firm in 2014. In addition to his portfolio management responsibilities, he also conducts research on various quantitative equity strategies. Before joining Guggenheim, Mr. Bachman spent six years at Arrow Investment Advisors. As portfolio manager at Arrow, he aided in the management of various alternative and equity funds and served on the firm’s investment committees. Before that, Mr. Bachman spent eleven years at Rydex Investments, now a part of Guggenheim. As portfolio manager, Mr. Bachman managed a sector rotation strategy and several sector funds and aided in the management of other tradable Rydex funds. Mr. Bachman has a B.S. in finance and international business from the University of Maryland, College Park, and has earned the Chartered Financial Analyst® designation.
Brendan Cain, CFA, Vice President and Portfolio Manager—Mr. Cain is a Portfolio Manager at Guggenheim Investments and joined the firm in 2006. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash
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flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Mr. Cain has a B.A. in economics from Gettysburg College in Gettysburg, Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
Spencer Crane, CFA, Vice President and Portfolio Manager—Mr. Crane is a Portfolio Manager at Guggenheim Investments and joined the firm in 2012. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Before joining Guggenheim, Mr. Crane was a management analyst with BCS, Inc., which was a contractor for the U.S. Department of Energy. Mr. Crane has a B.S. in finance from the Indiana University of Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
Scott Miller, Vice President and Portfolio Manager—Mr. Miller is a Portfolio Manager at Guggenheim Investments and joined the firm in 2008. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also produces quantitative analyses and builds analytical tools that enhance the team’s ability to manage a diverse product line-up, track and mitigate risk, and capture trading and investment opportunities. Before joining Guggenheim, he worked for Catalyst Rx, State Street Corporation, and Institutional Shareholder Services. He has a B.A. in economics from Boston University and an MBA from Cornell University.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.
Shareholder Information

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is referred to as NAV, plus any applicable sales charges.
Each Fund calculates its NAV by:
•
Taking the current value of its total assets;
•
Subtracting any liabilities; and
•
Dividing that amount by the total number of shares owned by shareholders
Each Fund’s assets are comprised of its portfolio securities and other investments and other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of a Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in a Fund’s NAV. The number of shares purchased by a shareholder and the management and other asset-based fees paid by a Fund on an ongoing basis are determined based on the NAV so calculated.
Each Fund, except for the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund, calculates its NAV once each Business Day typically as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund calculate NAV twice each Business Day, first in the morning and again in the afternoon, on each day that the NYSE is open for trading. The S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Market 2x Strategy Fund, and Emerging Markets Bond Strategy Fund typically calculate the morning NAV as of 10:45 a.m., Eastern Time and the afternoon NAV as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
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On any day that the NYSE closes early, whether scheduled (e.g., days preceding or following generally observed holidays) or unscheduled (e.g., market closures due to trading halts), the Funds typically will calculate NAV as of the earlier closing time and advance the time by which purchase and redemption orders must be received accordingly. In addition, on days that the NYSE is scheduled to close early (e.g., days preceding or following generally observed holidays), the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund will typically calculate NAV only once as of the early closing time. In the event the NYSE is subject to an unscheduled early close (e.g., market closures due to trading halts) that takes place after 10:45 a.m., Eastern Time, the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund will typically calculate the morning NAV as of 10:45 a.m., Eastern Time, and the afternoon NAV as of the earlier closing time. In each case, the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund will advance the time by which purchase and redemption orders must be received accordingly.
On days that the corporate bond markets close early in advance of or following generally observed holidays, the Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund typically will calculate NAV as of 1 p.m., Eastern Time and advance the time by which purchase and redemption orders must be received accordingly.
On any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Funds may accept purchase and redemption orders until (and calculate their NAVs as of) the normally scheduled close of regular trading on the NYSE.
For more information, please call 800.820.0888 or visit the Guggenheim Investments website — www.guggenheiminvestments.com.
In calculating NAV, each Fund, except for the International Equity Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.
The Advisor generally values the assets of the International Equity Funds at fair value because of the time difference between the close of the relevant foreign exchanges and the time the International Equity Funds price their shares at the close of the NYSE. As such, the value assigned to the International Equity Funds’ securities may not be the quoted or published prices of those securities on their primary markets or exchanges.
The Board of Trustees has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Advisor as the valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Advisor has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Advisor, in its role as valuation designee, is assisted by a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.
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In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available or deemed unreliable by the Advisor, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m., Eastern Time. Investments in foreign securities may involve risks not present in domestic investments. The Advisor will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Advisor is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
With respect to any portion of a Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ Form N-CSR contains more information about the Funds’ holdings that are fair valued. Investors should consult the Funds’ Form N-CSR for additional information.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by pricing services are generally based on methods designed to approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Advisor. Each Fund may also use third-party service providers to model certain securities, using models to determine fair market value.
Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported on the valuation date, the last current bid price is used.
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Commercial paper and discount notes with remaining maturities of greater than sixty (60) days at the time of purchase are valued using a pricing service. Commercial paper and discount notes with remaining maturities of sixty (60) days or less at the time of purchase are valued at amortized cost, unless it is concluded that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service. With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.
The Advisor generally values the Funds’ derivatives investments at fair value using a variety of information.
Total return index swaps are generally fair valued based on the current index value at the morning NAV pricing deadline (typically 10:45 a.m. Eastern Time) for Funds that calculate a morning NAV. For the afternoon NAV pricing deadline (typically 4:00 p.m. Eastern Time) for such Funds and for Funds that calculate NAV once per day, total return index swaps are generally fair valued using the official index closing price. Single name credit default swaps are generally fair valued using an evaluated price provided by a pricing service. If there is no evaluated price available, then single name credit default swaps are fair valued based on broker bid prices. Equity options are generally fair valued using the mid-price and commodity options are generally fair valued based on the underlying futures contract of the option. Futures contracts are generally fair valued based on the last sale price. For Funds that calculate NAV twice per day, index and currency futures are generally fair valued based on the last sale price as of 10:45 a.m. Eastern Time for the morning NAV pricing deadline and based on the last sale as of 4:00 p.m. Eastern Time for the afternoon NAV pricing deadline. Exchange-traded futures are generally fair valued based on the last sale price from the local market.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.
The use of fair valuation in pricing an investment involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the investment might actually trade if a reliable market price were readily available.
The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund’s Board of Trustees. More information about the valuation of the Fund’s holdings and the amortized cost method can be found in the SAI.
EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Acquired Fund Fees and Expenses—As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of a Fund’s assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of a Fund’s NAV or cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of a Fund’s assets, and may be higher or lower than those shown.
Short Sales Dividend and Interest Expense—“Short Sales Dividend and Interest Expense” may be incurred when a Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. “Short Sales Dividend and Interest Expense” also may include interest expense paid to third parties for the use of funds to be used to further implement a Fund’s strategy. For example, a Fund may pay interest to a swap counterparty for the use of its margin proceeds, which the Fund would then invest consistent with its investment strategy to seek to achieve its investment objective. A Fund engages in
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such activity when the Advisor believes the expected return from such investments will exceed and thus, offset the interest expense incurred, though there is no guarantee that such strategy will be successful. “Short Sales Dividend and Interest Expense” is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.
Buying, Selling and Exchanging Fund Shares

Class A shares and Class C shares are offered primarily through authorized securities brokers and other financial intermediaries. Shares also are offered directly through the Funds' transfer agent, MUFG Investor Services (US), LLC.
The Funds reserve the right to waive the minimum initial investment amount, minimum account balance, and certain other investor eligibility requirements at any time, with or without prior notice to you.
Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion takes place, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain necessary records to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
U.S. Government Money Market Fund shares. Shares of the U.S. Government Money Market Fund are sold principally to clients of professional money managers (“financial intermediaries”) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Shares of the U.S. Government Money Market Fund also are offered directly through the Fund's transfer agent, MUFG Investor Services (US), LLC, and also through authorized securities brokers and other financial intermediaries.
OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Funds directly with Guggenheim Investments. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. If you are a legal entity, you must complete and return the Certification of Beneficial Owners Form in addition to your application and other required documents. Failure to provide this supporting documentation may result in a delay in processing your application.
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•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. As discussed in greater detail under “Calculating Net Asset Value,” on any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE and Bond Market closings at www.guggenheiminvestments.com.
Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ transfer agent, MUFG Investor Services (US), LLC, or an authorized dealer, subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day’s trading activity to the Advisor. Any purchase transaction that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the transaction and receives correct payment by check, wire transfer or ACH.
Some intermediaries may not offer intra-day trading or pricing regardless of when you place your order with your intermediary. All orders received in good order by a financial intermediary that does not offer intra-day pricing will be priced at the Funds’ afternoon NAV. For more information about your financial intermediary’s rules and procedures, you should contact your intermediary directly.
METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Mail	All Funds	Not Available	Market Close
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METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Phone
Domestic Equity Funds
(except for the S&P
500® Fund and Russell
2000® Fund), Europe
1.25x Strategy Fund,
Japan 2x Strategy
Fund, Strengthening
Dollar 2x Strategy Fund,
Weakening Dollar 2x
Strategy Fund,
Government Long Bond
1.2x Strategy Fund, and
Inverse Government
Long Bond Strategy
Fund
		Not Available	3:45 P.M., Eastern Time
	S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, and Inverse Emerging Markets 2x Strategy Fund	10:30 A.M., Eastern Time	3:45 P.M., Eastern Time
	Emerging Markets Bond Strategy Fund	10:30 A.M., Eastern Time	3:30 P.M., Eastern Time
	Sector Funds, Real Estate Fund, High Yield Strategy Fund, and Inverse High Yield Strategy Fund	Not Available	3:30 P.M., Eastern Time
	U.S. Government Money Market Fund*	Not Available	4:00 P.M., Eastern Time
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METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Internet
Domestic Equity Funds
(except for the S&P
500® Fund, Russell
2000® Fund, S&P 500®
Pure Growth Fund, S&P
500® Pure Value Fund,
S&P MidCap 400® Pure
Growth Fund, S&P
MidCap 400® Pure
Value Fund, S&P
SmallCap 600® Pure
Growth Fund, and S&P
SmallCap 600® Pure
Value Fund), Europe
1.25x Strategy Fund,
Japan 2x Strategy
Fund, Strengthening
Dollar 2x Strategy Fund,
Weakening Dollar 2x
Strategy Fund,
Government Long Bond
1.2x Strategy Fund, and
Inverse Government
Long Bond Strategy
Fund
		Not Available	3:55 P.M., Eastern Time
	S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, and Inverse Emerging Markets 2x Strategy Fund	10:30 A.M., Eastern Time	3:55 P.M., Eastern Time
	Emerging Markets Bond Strategy Fund	10:30 A.M., Eastern Time	3:45 P.M., Eastern Time
S&P 500® Pure Growth
Fund, S&P 500® Pure
Value Fund, S&P
MidCap 400® Pure
Growth Fund, S&P
MidCap 400® Pure
Value Fund, S&P
SmallCap 600® Pure
Growth Fund, S&P
SmallCap 600® Pure
Value Fund, Sector
Funds and Real Estate
Fund
		Not Available	3:50 P.M., Eastern Time
	High Yield Strategy Fund and Inverse High Yield Strategy Fund	Not Available	3:45 P.M., Eastern Time
	U.S. Government Money Market Fund*	Not Available	4:00 P.M., Eastern Time
PROSPECTUS | 544

METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Financial Intermediary	All Funds (except the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund)	Not Available	Market Close**
	S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund	10:30 A.M., Eastern Time**	Market Close**
*
To receive the current Business Day’s dividend for the Fund, the Fund must receive your wire purchase order by 1:00 p.m., Eastern Time. All redemption orders received prior to 1:00 p.m., Eastern Time will not receive the current Business Day’s dividend. All redemption orders received after 1:00 p.m., Eastern Time are entitled to receive the current Business Day’s dividend.
**
Each financial intermediary may have its own rules about share transactions and may impose earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds’ next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell shares of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
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545 | PROSPECTUS

Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts described below are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus – “Sales Charge Waivers and Discounts Available Through Intermediaries.” The sales charge waivers and discounts available through certain other financial intermediaries set forth in Appendix A to this Prospectus – “Sales Charge Waivers and Discounts Available Through Intermediaries” – may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary’s related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.
Class A Shares
Class A shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:
Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or greater	*	*
*
For investments of $1 million or more, Class A shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”), including eligibility requirements for sales charge waivers or discounts that may be available to you.
CALCULATION OF CLASS A SHARES CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of a Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
HOW TO REDUCE YOUR CLASS A SHARES SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts
PROSPECTUS | 546

that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.
•
Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with the shares of any other Class A shares or Class C shares of any other series of Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust with Class A shares of any other series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•
Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust during a 13-month period. At your written request, purchases of Class A shares made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.
•
Reinstatement Privilege. If you have redeemed Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds must receive your purchase order within 90 days of your redemption.
CLASS A SHARES SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at NAV by the following:
•
Directors and officers of the Funds or any other mutual funds managed by the Advisor or one or more of its affiliates;
•
Directors, officers and employees of Guggenheim Partners, LLC and its affiliates, and spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews of such directors, officers and employees (and their spouses);
•
Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
•
Retirement plans and retirement platforms that have assets of at least $1 million or at least 25 eligible employees;
•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds;
547 | PROSPECTUS

•
A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;
•
A registered broker-dealer or registered investment adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services including investment accounts for which a “wrap fee” is imposed; and
•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Advisor that provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Guggenheim Investments fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
CLASS A SHARES SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:
•
Class A shares purchased by reinvesting dividends and distributions.
•
When exchanging Class A shares of a Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust, unless you are exchanging shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.
CLASS A SHARES SALES CHARGES APPLICABLE UPON CONVERSION
Shareholders of Class A shares that were not subject to an up-front sales charge because they invested $1 million or more in a Fund at the time of their initial investment and that are eligible to convert their shares into Institutional shares would be subject to a 1.00% CDSC if they elect to convert their Class A shares within 12 months of their purchase of such Class A shares. The 1.00% CDSC would be based on the initial purchase price or current market value, whichever is lower.
WAIVER OF CLASS A SHARES CDSC
For investments of $1 million or more, Class A shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
The CDSC (when applicable) will be waived for the redemption of Class A shares under the following circumstances:
•
A 1.00% sales commission was not paid to the intermediary to compensate the intermediary for the sale of shares within 12 months of purchase;
•
Following the death or disability of the shareholder;
•
For the redemption of the first 10% of shares sold within 12 months of purchase;
•
In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Codeof 1986, as amended (the "Internal Revenue Code");
•
In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Internal Revenue Code for:
•
returns of excess contributions to the plan;
•
retirement of a participant in the plan;
•
a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);
•
financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan;
PROSPECTUS | 548

•
termination of employment of a participant in a plan; and
•
any other permissible withdrawal under the terms of the plan.
In addition, the CDSC applicable to Class A shares will be waived for shares converted to Institutional shares through traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
Class C Shares
Class C shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in a Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forgo receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your Class C shares. Broker-dealers that have entered into such arrangements with the Distributor are identified in Appendix A to this Prospectus. You also may contact your intermediary directly for more information about whether your broker-dealer has entered into such an arrangement.
CALCULATION OF CLASS C SHARES CDSC
Any CDSC imposed upon redemption of Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of a Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
WAIVER OF CLASS C SHARES CDSC
The CDSC (when applicable) will be waived for the redemption of Class C shares under the following circumstances:
•
An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;
•
Following the death or disability of the shareholder;
•
For the redemption of the first 10% of shares sold within 12 months of purchase;
•
In connection with the required minimum distributions from a retirement plan qualified under Sections 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code;
•
In connection with distributions from retirement plans qualified under Sections 401(a), 401(k) or 403(b) of the Internal Revenue Code for:
•
returns of excess contributions to the plan;
•
retirement of a participant in the plan;
•
a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);
•
financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan;
•
termination of employment of a participant in a plan; and
•
any other permissible withdrawal under the terms of the plan.
549 | PROSPECTUS

In addition, the CDSC applicable to Class C shares will be waived for shares converted to Institutional shares through traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
CLASS C SHARES SALES CHARGES APPLICABLE UPON CONVERSION
Shareholders of Class C shares that are eligible and elect to convert their Class C shares into Institutional shares within 12 months of their purchase of such Class C shares will be subject to a 1.00% CDSC based on their initial purchase price or current market value, whichever is lower.
CLASS A AND CLASS C SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES
Eligible purchasers of Class A shares and Class C shares may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds. The availability of such sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds as discussed above or through a financial intermediary. The financial intermediaries with which the Funds have entered into a sales charge waiver or discount arrangement and the details of those arrangements are identified and described in Appendix A to this Prospectus. Appendix A, as updated from time to time, also may be viewed on the Funds’ website, guggenheiminvestments.com.
It is important to note that while an intermediary may have entered into an arrangement with the Funds as described in Appendix A, intermediaries may have additional and different policies and procedures regarding the availability of certain share classes. In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for certain share classes eligible for sales charge waivers and discounts. If certain share classes or waivers and discounts are not available through a particular intermediary, shareholders may purchase Fund shares directly from the Funds or through another intermediary to receive the available waivers or discounts.
Buying Fund Shares

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amounts applicable to purchases of Class A and Class C shares of the Funds, as applicable, please see the Funds’ summary sections earlier in this Prospectus.
Purchases of Class C shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of that Fund.
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost basis method for reporting your cost basis for covered shares, unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account, you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
PROSPECTUS | 550

Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information, please see “Cost Basis.”
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Funds for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. The refund of a canceled purchase will be mailed to you after the 10-day hold has expired for purchases made by ACH and check.
Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:
BY CHECK (MAIL) IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request an IRA kit or New Account application.	Initial Purchase	Subsequent Purchases
Complete the account application that
corresponds to the type of account you are
opening.
●Make sure to designate the Fund(s) you
want to purchase.
●Make sure your investment meets the
account minimum.

Complete the Guggenheim Investments
investment slip included with your quarterly
statement or send written purchase
instructions that include:
●Your name
●Your shareholder account number
●The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

551 | PROSPECTUS

BY WIRE Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account
application that corresponds to the type of
account you are opening.

Contact Guggenheim Investments Client
Services at 800.820.0888 to obtain your
new account number.

Use the Wire Instructions below to send
your wire.
●Make sure to designate the Fund(s) you
want to purchase.
●Make sure your investment meets the
account minimum.
Be sure to designate your wire instructions to the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
●Account Number
●Fund Name
●Amount of Wire
●Fed Wire Reference Number (upon request)
You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund.

PROSPECTUS | 552

BY ACH (FAX/MAIL) Guggenheim Investments Client Services Fax number: 301.296.5103	Initial Purchase	Subsequent Purchases
Submit a new account application. Be sure
to complete the “Electronic Investing via
ACH” section. If you are establishing an
Individual, Joint, or UGMA/UTMA account,
you may fax the application to Guggenheim
Investments. All other applications should
be mailed.
●Make sure to designate the Fund(s) you
want to purchase.
●Make sure your investment meets the
account minimum.

Subsequent purchases made via ACH
must be a minimum of $20. A maximum of
$50,000 is allowed to be purchased via
ACH per day. To make a subsequent
purchase send written purchase
instructions that include:
●Your name
●Your shareholder account number
●The Fund(s) you want to purchase
●ACH bank information (if not on record).

Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (PHONE) Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instruction on file, you may submit your purchase request by contacting Guggenheim Investments Client Services at 800.820.0888.

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

CANCELED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
if your bank does not honor your check for any reason
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your wire transfer
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your ACH transfer
•
if your bank does not honor your ACH transfer
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.
553 | PROSPECTUS

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.
Under normal circumstances, the Funds expect to satisfy redemption requests with cash or cash equivalents in their portfolios or by selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available to the Funds from time to time.
The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities (i.e., in kind) with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
During periods of stressed market conditions, the Funds may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or in kind.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds, you may send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, you may submit your redemption request via mail or telephone using the mailing addresses and telephone numbers provided above.

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
your name
•
your shareholder account number
•
Fund name(s)
•
dollar amount or number of shares you would like to sell
•
whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee)
•
signature of account owner(s) (not required for telephone redemptions)
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
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If shareholders choose not to use the default cost basis method of average cost for an account, such shareholders must choose a cost basis method from among FIFO, LIFO or HIFO with respect to the account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.
Fund shareholders should consult their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information see “Cost Basis.”
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or IRA may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five days of the transfer agent receiving your request, but in any event within seven days regardless of the method used to pay your redemption proceeds (e.g., check, wire or electronic transfer (ACH)). For redemption orders that settle on federal bank holidays, your redemption proceeds will normally be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund as of the date of the redemption. If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a Medallion signature guarantee, and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Funds.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund.
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Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.
Exchanging Fund Shares

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Class A and Class C shares of any Rydex Series Fund or Rydex Dynamic Fund (collectively, the "Rydex Funds") for Class A and Class C shares of any other fund within the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds") on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Class A and Class C shares of any Rydex Fund for shares of the U.S. Government Money Market Fund.
The Guggenheim Funds currently include all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including the Rydex Funds, and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. For more information about the Funds’ exchange privileges with other Guggenheim Funds, please contact Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com.
If you exchange your Class A shares or Class C shares of a Rydex Fund for shares of the U.S. Government Money Market Fund, and your Class A shares or Class C shares are subject to a deferred sales charge at the time of the exchange, no deferred sales charge will be incurred on the exchange itself. However, any such deferred sales charge will be assessed at the time you redeem your shares of the U.S. Government Money Market Fund. For shareholders that exchange Class A shares or Class C shares of a Rydex Fund for shares of the U.S. Government Money Market Fund and subsequently exchange shares of the U.S. Government Money Market Fund for Class A shares or Class C shares of a Rydex Fund, the period of time during which the shareholder held shares of the U.S. Government Money Market Fund will not be counted toward the 12-month holding period applicable to Class A shares and Class C shares of the Rydex Fund. However, upon a subsequent exchange of shares of the U.S. Government Money Market Fund for Class A shares or Class C shares of another Rydex Fund, you will be given credit for the period during which you held Class A shares or Class C shares prior to the exchange of such shares for shares of the U.S. Government Money Market Fund.
Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Fund, which may include initial investment amount and account balance requirements, as disclosed in that Guggenheim Fund's prospectus.
While many of the Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ transfer agent or your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
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The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds you may send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website - Visit www.TradeRydex.com.
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
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your name
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your shareholder account number
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Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)
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dollar amount, number of shares or percentage of Fund position involved in the exchange
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signature of account owner(s) (not required for telephone or internet exchanges)
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.
Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.
The Advisor will make exchanges until the shareholder’s value in the Fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity or to identify the source of funds invested in the Funds. The Funds may not be able to establish an account if the necessary information is not received. The Funds also may place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to
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verify your identity after your account is established, the Funds may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS & CONFIRMATIONS
You will receive a confirmation for every trade you initiate. You also will receive a statement each quarter, and your monthly statement will be posted online, within Secure Account Access. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if not promptly reported. If there are any discrepancies, call Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
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HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE – 1.800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets (fund assets information is available for most funds) and distributions as well as balance and history information on your Guggenheim Investments account.
SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:
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$15 for wire transfers of redemption proceeds under $5,000
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$50 on checks returned for insufficient funds
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$25 to stop payment of a redemption check within 10 Business Days of the settlement date
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$20 for standard overnight packages (fee may be higher for special delivery options including residential delivery)
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$25 for bounced draft checks or ACH transactions
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$15 per year for low balance accounts
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Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds’ Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of
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assets into and out of the Funds may negatively impact the Funds’ ability to achieve their respective investment objectives. The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds.
RIGHTS RESERVED BY THE FUNDS
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agents) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds. Neither the Funds, the Advisor (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended (e.g., if the account owner has not initiated any activity in the account or contacted the fund) for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the appropriate state’s unclaimed property administrator, which is typically the state of your last known mailing address, in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
The Funds and Guggenheim Investments will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Distribution and Shareholder Services

CLASS A SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares that allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution-related services. Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
CLASS C SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
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COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Funds' expense tables in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Funds on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Funds, promoted the distribution of the Funds, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Funds and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.
Payments also may be paid to financial intermediaries for providing the Funds with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to Fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Funds that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Funds. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Sub-Transfer Agency Services. The Advisor, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed all or in part by the Funds, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary also may be receiving pursuant to agreements with the Distributor. These payments increase the Funds' operating expenses and reduce their investment performance.
Dividends and Distributions

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds, except the Government Long Bond 1.2x Strategy Fund and U.S. Government Money Market Fund, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund. You generally begin earning dividends, if applicable, on the business day following the day of your purchase of shares when your purchase of shares settles and will continue earning dividends up to and including the day of your redemption of shares. When you redeem only part of the shares you owned prior to a dividend payment date, you will usually receive the dividend payment of the redeemed shares with the dividend payment for the days you are a shareholder of record of those redeemed shares. Timing for receipt of dividends and distributions and related practices may depend on whether you invest with a Fund directly or through an intermediary.
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DIVIDEND PAYMENT OPTIONS
If you invest in a Fund directly (and not through an intermediary), dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application but would like to receive cash payments, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds.
If you elect to receive cash payments, we encourage you to cash your dividends and distributions check promptly. Interest will not accrue on the amount of your uncashed check. Additionally, the Funds may be required to transfer assets related to uncashed checks to a state under the state’s escheatment or abandoned property laws.
Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. In addition, if you elect to receive dividends and distributions in cash and you have not provided the Funds with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Funds reserve the right to reinvest such dividends or distributions in additional Fund shares and absent further instruction from you, to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). When reinvested, those amounts are subject to the risk of loss like any other investment in the Funds.
If you invest in a Fund through an intermediary, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options and related practices as well as changes to your elections.
Additional Tax Information

The following is a summary of certain important federal income tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local taxes.
TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes and has elected and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”). As long as a Fund qualifies for treatment as a RIC, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.
TAX STATUS OF DISTRIBUTIONS
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Each Fund intends to, at least annually, distribute substantially all of its net investment income and net capital gains.
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The income dividends you receive from the Funds will be taxed as either ordinary income or qualified dividend income.
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For non-corporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced maximum rates to the extent that the applicable Fund receives qualified dividend income and subject to certain limitations. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. The investment strategies of certain Funds may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income. Certain Funds do not expect to report any distributions as qualified dividend income.
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Distributions of a Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to non-corporate shareholders at reduced maximum rates.
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Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.
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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.
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Corporate shareholders may be entitled to a dividends-received deduction for any portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. The investment strategies of certain Funds may significantly limit their ability to distribute dividends eligible for the dividends-received deduction.
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Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.
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Shortly after the close of each calendar year, the Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions received from the Funds.
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If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.
•
Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect a Fund's ability to qualify as a regulated investment company, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.
•
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. Certain Funds may be able to pass through foreign income taxes that they pay, allowing you to claim a credit or deduction for such taxes, subject to applicable limitations. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it elects to pass through foreign taxes.
•
Certain Funds may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.
•
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Internal Revenue Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
563 | PROSPECTUS

TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. Assuming you hold a Fund’s shares as capital assets, the gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan. Because the U.S. Government Money Market Fund intends to maintain a stable $1.00 NAV, shareholders of the Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.
NET INVESTMENT INCOME TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
STATE TAX CONSIDERATIONS
The Funds are not liable for corporate tax in Delaware as long as they qualify as RICs for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.
COST BASIS
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. A Fund will use a default average cost basis method for reporting your cost basis for covered shares unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), a Fund is not required to report cost basis information to you or the IRS. Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
NON-U.S. INVESTORS
Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the definition of “resident alien” under the Internal Revenue Code or (2) is physically present in the United States for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
PROSPECTUS | 564

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, are included in the financial statements filed on Form N-CSR. The financial statements are available upon request and are incorporated by reference in the SAI.
565 | PROSPECTUS

Financial Highlights

Nova Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$113.73	$81.37	$121.63	$111.23	$58.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.73	.62	(.45 )	(.18 )
Net gain (loss) on investments (realized and unrealized)	7.55	32.29	(22.56)	23.96	53.11
Total from investment operations	8.01	33.02	(21.94)	23.51	52.93
Less distributions from:
Net investment income	(.97 )	(.66 )	—	—	(.59 )
Net realized gains	—	—	(18.32)	(13.11)	—
Total distributions	(.97 )	(.66 )	(18.32)	(13.11)	(.59 )
Net asset value, end of period	$120.77	$113.73	$81.37	$121.63	$111.23

Total Return[d]	6.95%	40.75%	(16.42% )	20.54%	90.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,894	$12,780	$18,585	$21,403	$18,596
Ratios to average net assets:
Net investment income (loss)	0.37%	0.79%	0.67%	(0.35% )	(0.20% )
Total expenses[b]	1.62%	1.70%	1.55%	1.50%	1.59%
Net expenses[c]	1.56%	1.66%	1.53%	1.48%	1.58%
Portfolio turnover rate	180%	1,047%	973%	1,027%	785%
PROSPECTUS | 566

Financial Highlights (continued)

Nova Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$90.97	$65.69	$103.59	$96.96	$51.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36 )	.05	(.06 )	(1.19)	(.74 )
Net gain (loss) on investments (realized and unrealized)	6.06	25.89	(19.52)	20.93	46.52
Total from investment operations	5.70	25.94	(19.58)	19.74	45.78
Less distributions from:
Net investment income	(.97 )	(.66 )	—	—	(.59 )
Net realized gains	—	—	(18.32)	(13.11)	—
Total distributions	(.97 )	(.66 )	(18.32)	(13.11)	(.59 )
Net asset value, end of period	$95.70	$90.97	$65.69	$103.59	$96.96

Total Return[d]	6.14%	39.70%	(17.04% )	19.64%	88.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$612	$1,033	$1,021	$1,929	$3,576
Ratios to average net assets:
Net investment income (loss)	(0.37% )	0.07%	(0.08% )	(1.09% )	(0.97% )
Total expenses[b]	2.36%	2.46%	2.30%	2.25%	2.35%
Net Expenses[c]	2.30%	2.41%	2.27%	2.23%	2.33%
Portfolio turnover rate	180%	1,047%	973%	1,027%	785%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Total return does not reflect the impact of any applicable sales charges.
567 | PROSPECTUS

Financial Highlights

S&P 500® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$80.64	$63.54	$70.89	$63.06	$46.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05 )	.15	.18	(.18 )	(.08 )
Net gain (loss) on investments (realized and unrealized)	5.34	17.39	(6.83)	8.94	24.50
Total from investment operations	5.29	17.54	(6.65)	8.76	24.42
Less distributions from:
Net investment income	(.14 )	(.09 )	—	—	(.02 )
Net realized gains	(.83 )	(.35 )	(.70 )	(.93 )	(7.98)
Total distributions	(.97 )	(.44 )	(.70 )	(.93 )	(8.00)
Net asset value, end of period	$84.96	$80.64	$63.54	$70.89	$63.06

Total Return[b]	6.46%	27.72%	(9.32% )	13.82%	53.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,217	$16,777	$15,703	$18,856	$18,653
Ratios to average net assets:
Net investment income (loss)	(0.06% )	0.21%	0.30%	(0.25% )	(0.13% )
Total expenses	1.66%	1.66%	1.60%	1.56%	1.65%
Net expenses[c]	1.61%	1.62%	1.60%	1.56%	1.65%
Portfolio turnover rate	137%	243%	701%	268%	284%
PROSPECTUS | 568

Financial Highlights (continued)

S&P 500® Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$67.81	$53.89	$60.71	$54.52	$41.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.59 )	(.31 )	(.30 )	(.60 )	(.46 )
Net gain (loss) on investments (realized and unrealized)	4.51	14.67	(5.82)	7.72	21.61
Total from investment operations	3.92	14.36	(6.12)	7.12	21.15
Less distributions from:
Net investment income	(.14 )	(.09 )	—	—	(.02 )
Net realized gains	(.83 )	(.35 )	(.70 )	(.93 )	(7.98)
Total distributions	(.97 )	(.44 )	(.70 )	(.93 )	(8.00)
Net asset value, end of period	$70.76	$67.81	$53.89	$60.71	$54.52

Total Return[b]	5.66%	26.78%	(10.02% )	12.99%	52.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,306	$7,282	$7,494	$10,273	$12,040
Ratios to average net assets:
Net investment income (loss)	(0.82% )	(0.53% )	(0.57% )	(1.00% )	(0.88% )
Total Expenses	2.41%	2.41%	2.36%	2.31%	2.39%
Net Expenses[c]	2.36%	2.38%	2.36%	2.31%	2.39%
Portfolio turnover rate	137%	243%	701%	268%	284%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
569 | PROSPECTUS

Financial Highlights

Inverse S&P 500® Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$114.76	$141.35	$132.01	$157.92	$261.65
Income (loss) from investment operations:
Net investment income (loss)[a]	3.91	5.10	2.00	(1.60)	(2.80)
Net gain (loss) on investments (realized and unrealized)	(5.42)	(27.89)	7.34	(24.31)	(100.18)
Total from investment operations	(1.51)	(22.79)	9.34	(25.91)	(102.98)
Less distributions from:
Net investment income	(7.53)	(3.80)	—	—	(.75 )
Total distributions	(7.53)	(3.80)	—	—	(.75 )
Net asset value, end of period	$105.72	$114.76	$141.35	$132.01	$157.92

Total Return[d]	(0.70% )	(16.38% )	7.08%	(16.40% )	(39.38% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,103	$1,211	$4,164	$1,829	$1,540
Ratios to average net assets:
Net investment income (loss)	3.58%	3.77%	1.34%	(1.15% )	(1.39% )
Total expenses[b]	1.77%	1.76%	1.79%	1.66%	1.78%
Net expenses[c]	1.64%	1.66%	1.74%	1.64%	1.77%
Portfolio turnover rate	—	—	—	—	—
PROSPECTUS | 570

Financial Highlights (continued)

Inverse S&P 500® Strategy Fund

Class C	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$98.46	$122.73	$115.49	$139.19	$232.44
Income (loss) from investment operations:
Net investment income (loss)[a]	2.81	3.50	.45	(2.30)	(4.00)
Net gain (loss) on investments (realized and unrealized)	(4.96)	(23.97)	6.79	(21.40)	(88.50)
Total from investment operations	(2.15)	(20.47)	7.24	(23.70)	(92.50)
Less distributions from:
Net investment income	(7.53)	(3.80)	—	—	(.75 )
Total distributions	(7.53)	(3.80)	—	—	(.75 )
Net asset value, end of period	$88.78	$98.46	$122.73	$115.49	$139.19

Total Return[d]	(1.50% )	(16.99% )	6.28%	(17.03% )	(39.82% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69	$417	$801	$762	$449
Ratios to average net assets:
Net investment income (loss)	2.96%	3.03%	0.35%	(1.92% )	(2.16% )
Total expenses[b]	2.50%	2.49%	2.53%	2.41%	2.54%
Net expenses[c]	2.37%	2.39%	2.48%	2.39%	2.53%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Total return does not reflect the impact of any applicable sales charges.
e
Reverse share split – Per share amounts have been restated to reflect a 1:5 reverse share split effective February 24, 2025.
571 | PROSPECTUS

Financial Highlights

Monthly Rebalance NASDAQ-100® 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$508.07	$298.90	$429.31	$355.42	$141.86
Income (loss) from investment operations:
Net investment income (loss)[a]	2.41	1.04	.32	(3.11)	(1.74)
Net gain (loss) on investments (realized and unrealized)	44.25 [f]	224.62	(130.73)	88.53	233.57
Total from investment operations	46.66	225.66	(130.41)	85.42	231.83
Less distributions from:
Net investment income	(1.60)	(.60 )	—	—	—
Net realized gains	(131.53)	(15.89)	—	(11.53)	(18.27)
Total distributions	(133.13)	(16.49)	—	(11.53)	(18.27)
Net asset value, end of period	$421.60	$508.07	$298.90	$429.31	$355.42

Total Return[b]	3.34%	76.76%	(30.38% )	23.48%	164.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,906	$7,335	$4,614	$8,376	$5,504
Ratios to average net assets:
Net investment income (loss)	0.44%	0.26%	0.12%	(0.70% )	(0.60% )
Total expenses[c]	1.82%	1.95%	1.77%	1.69%	1.77%
Net expenses[d,e]	1.26%	1.42%	1.31%	1.32%	1.33%
Portfolio turnover rate	1,036%	334%	1,054%	922%	509%
PROSPECTUS | 572

Financial Highlights (continued)

Monthly Rebalance NASDAQ-100® 2x Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$469.27	$278.89	$403.95	$337.38	$136.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.55)	(1.79)	(1.56)	(6.08)	(3.70)
Net gain (loss) on investments (realized and unrealized)	43.47 [f]	208.66	(123.50)	84.18	223.29
Total from investment operations	41.92	206.87	(125.06)	78.10	219.59
Less distributions from:
Net investment income	(1.60)	(.60 )	—	—	—
Net realized gains	(131.53)	(15.89)	—	(11.53)	(18.27)
Total distributions	(133.13)	(16.49)	—	(11.53)	(18.27)
Net asset value, end of period	$378.06	$469.27	$278.89	$403.95	$337.38

Total Return[b]	2.57%	75.44%	(30.96% )	22.55%	162.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,442	$1,745	$951	$1,433	$1,751
Ratios to average net assets:
Net investment income (loss)	(0.31% )	(0.49% )	(0.61% )	(1.44% )	(1.34% )
Total expenses[c]	2.56%	2.71%	2.52%	2.44%	2.52%
Net expenses[d,e]	2.01%	2.17%	2.06%	2.07%	2.08%
Portfolio turnover rate	1,036%	334%	1,054%	922%	509%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Class A	1.21%	1.22%	1.27%	1.32%	1.33%
Class C	1.96%	1.97%	2.02%	2.06%	2.08%
f
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
573 | PROSPECTUS

Financial Highlights

NASDAQ-100® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$68.25	$49.59	$61.69	$57.63	$36.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36 )	(.21 )	(.21 )	(.50 )	(.39 )
Net gain (loss) on investments (realized and unrealized)	4.35	18.87	(7.82)	7.93	24.34
Total from investment operations	3.99	18.66	(8.03)	7.43	23.95
Less distributions from:
Net realized gains	(5.95)	—	(4.07)	(3.37)	(2.61)
Total distributions	(5.95)	—	(4.07)	(3.37)	(2.61)
Net asset value, end of period	$66.29	$68.25	$49.59	$61.69	$57.63

Total Return[d]	4.89%	37.63%	(11.78% )	12.40%	66.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,393	$95,089	$64,133	$74,179	$69,808
Ratios to average net assets:
Net investment income (loss)	(0.50% )	(0.36% )	(0.43% )	(0.78% )	(0.75% )
Total expenses[b]	1.58%	1.59%	1.54%	1.50%	1.58%
Net expenses[c]	1.49%	1.51%	1.52%	1.49%	1.58%
Portfolio turnover rate	35%	70%	50%	44%	57%
PROSPECTUS | 574

Financial Highlights (continued)

NASDAQ-100® Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$54.80	$40.11	$51.32	$48.76	$31.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.72 )	(.52 )	(.48 )	(.82 )	(.66 )
Net gain (loss) on investments (realized and unrealized)	3.63	15.21	(6.66)	6.75	20.85
Total from investment operations	2.91	14.69	(7.14)	5.93	20.19
Less distributions from:
Net realized gains	(5.95)	—	(4.07)	(3.37)	(2.61)
Total distributions	(5.95)	—	(4.07)	(3.37)	(2.61)
Net asset value, end of period	$51.76	$54.80	$40.11	$51.32	$48.76

Total Return[d]	4.10%	36.62%	(12.45% )	11.57%	65.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,791	$81,249	$72,314	$106,419	$115,315
Ratios to average net assets:
Net investment income (loss)	(1.25% )	(1.12% )	(1.19% )	(1.53% )	(1.50% )
Total expenses[b]	2.33%	2.34%	2.29%	2.25%	2.33%
Net expenses[c]	2.24%	2.27%	2.27%	2.24%	2.33%
Portfolio turnover rate	35%	70%	50%	44%	57%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Total return does not reflect the impact of any applicable sales charges.
575 | PROSPECTUS

Financial Highlights

Inverse NASDAQ-100® Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[f]	Year Ended March 31, 2024[f]	Year Ended March 31, 2023[f]	Year Ended March 31, 2022[f]	Year Ended March 31, 2021[f]
Per Share Data
Net asset value, beginning of period	$161.23	$220.99	$208.82	$252.17	$460.40
Income (loss) from investment operations:
Net investment income (loss)[a]	5.14	7.40	3.30	(3.10)	(4.50)
Net gain (loss) on investments (realized and unrealized)	(8.76)	(58.46)	8.87 [e]	(40.25)	(203.43)
Total from investment operations	(3.62)	(51.06)	12.17	(43.35)	(207.93)
Less distributions from:
Net investment income	(8.15)	(8.70)	—	—	(.30 )
Total distributions	(8.15)	(8.70)	—	—	(.30 )
Net asset value, end of period	$149.46	$161.23	$220.99	$208.82	$252.17

Total Return[d]	(1.59% )	(23.51% )	5.84%	(17.21% )	(45.17% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$522	$836	$1,311	$1,885	$1,489
Ratios to average net assets:
Net investment income (loss)	3.44%	3.80%	1.35%	(1.41% )	(1.51% )
Total expenses[b]	1.76%	1.78%	1.82%	1.70%	1.78%
Net expenses[c]	1.65%	1.69%	1.78%	1.68%	1.76%
Portfolio turnover rate	—	—	—	23%	37%
PROSPECTUS | 576

Financial Highlights (continued)

Inverse NASDAQ-100® Strategy Fund

Class C	Year Ended March 31, 2025[f]	Year Ended March 31, 2024[f]	Year Ended March 31, 2023[f]	Year Ended March 31, 2022[f]	Year Ended March 31, 2021[f]
Per Share Data
Net asset value, beginning of period	$130.31	$181.92	$173.13	$210.72	$387.64
Income (loss) from investment operations:
Net investment income (loss)[a]	3.20	4.80	(2.40)	(3.80)	(6.00)
Net gain (loss) on investments (realized and unrealized)	(7.32)	(47.71)	11.19 [e]	(33.79)	(170.62)
Total from investment operations	(4.12)	(42.91)	8.79	(37.59)	(176.62)
Less distributions from:
Net investment income	(8.15)	(8.70)	—	—	(.30 )
Total distributions	(8.15)	(8.70)	—	—	(.30 )
Net asset value, end of period	$118.04	$130.31	$181.92	$173.13	$210.72

Total Return[d]	(2.36% )	(24.06% )	5.08%	(17.85% )	(45.58% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131	$160	$40	$707	$73
Ratios to average net assets:
Net investment income (loss)	2.69%	3.10%	(1.22% )	(2.16% )	(2.26% )
Total expenses[b]	2.49%	2.55%	2.56%	2.45%	2.55%
Net expenses[c]	2.38%	2.46%	2.55%	2.43%	2.54%
Portfolio turnover rate	—	—	—	23%	37%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Total return does not reflect the impact of any applicable sales charges.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
f
Reverse share split – Per share amounts have been restated to reflect a 1:10 reverse share split effective February 24, 2025.
577 | PROSPECTUS

Financial Highlights

Mid-Cap 1.5x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$130.78	$100.88	$115.54	$131.92	$56.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.86	.96	.41	(.72 )	(.68 )
Net gain (loss) on investments (realized and unrealized)	(12.49)	29.35	(15.07)	6.46	77.00
Total from investment operations	(11.63)	30.31	(14.66)	5.74	76.32
Less distributions from:
Net investment income	(.95 )	(.41 )	—	—	(.42 )
Net realized gains	—	—	—	(22.12)	—
Total distributions	(.95 )	(.41 )	—	(22.12)	(.42 )
Net asset value, end of period	$118.20	$130.78	$100.88	$115.54	$131.92

Total Return[b]	(9.02% )	30.15%	(12.69% )	3.49%	136.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,369	$4,014	$3,736	$4,017	$4,337
Ratios to average net assets:
Net investment income (loss)	0.67%	0.90%	0.41%	(0.54% )	(0.75% )
Total expenses[c]	1.77%	1.78%	1.70%	1.66%	1.75%
Net expenses[d]	1.65%	1.68%	1.65%	1.65%	1.72%
Portfolio turnover rate	94%	57%	44%	159%	501%
PROSPECTUS | 578

Financial Highlights (continued)

Mid-Cap 1.5x Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$105.47	$82.02	$94.68	$112.55	$48.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10 )	.15	(.34 )	(1.48)	(1.12)
Net gain (loss) on investments (realized and unrealized)	(9.98)	23.71	(12.32)	5.73	65.91
Total from investment operations	(10.08)	23.86	(12.66)	4.25	64.79
Less distributions from:
Net investment income	(.95 )	(.41 )	—	—	(.42 )
Net realized gains	—	—	—	(22.12)	—
Total distributions	(.95 )	(.41 )	—	(22.12)	(.42 )
Net asset value, end of period	$94.44	$105.47	$82.02	$94.68	$112.55

Total Return[b]	(9.70% )	29.20%	(13.37% )	2.71%	134.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$245	$206	$113	$231	$653
Ratios to average net assets:
Net investment income (loss)	(0.09% )	0.17%	(0.42% )	(1.31% )	(1.59% )
Total expenses[c]	2.53%	2.54%	2.45%	2.41%	2.52%
Net expenses[d]	2.41%	2.44%	2.40%	2.39%	2.50%
Portfolio turnover rate	94%	57%	44%	159%	501%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
579 | PROSPECTUS

Financial Highlights

Inverse Mid-Cap Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$47.91	$59.40	$57.57	$63.60	$127.90
Income (loss) from investment operations:
Net investment income (loss)[a]	1.21	2.02	.90	(.75 )	(.45 )
Net gain (loss) on investments (realized and unrealized)	1.98	(9.45)	.93 [e]	(5.28)	(63.36)
Total from investment operations	3.19	(7.43)	1.83	(6.03)	(63.81)
Less distributions from:
Net investment income	(8.50)	(4.06)	—	—	(.49 )
Total distributions	(8.50)	(4.06)	—	—	(.49 )
Net asset value, end of period	$42.60	$47.91	$59.40	$57.57	$63.60

Total Return[b]	9.15%	(13.31% )	3.18%	(9.48% )	(49.94% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$48	$58	$61	$100
Ratios to average net assets:
Net investment income (loss)	2.87%	3.52%	1.48%	(1.25% )	(1.29% )
Total expenses[c]	1.79%	1.73%	1.66%	1.66%	1.76%
Net expenses[d]	1.67%	1.64%	1.61%	1.63%	1.73%
Portfolio turnover rate	—	—	—	24%	42%
PROSPECTUS | 580

Financial Highlights (continued)

Inverse Mid-Cap Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$41.44	$51.61	$50.06	$55.65	$112.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.59	1.67	(.54 )	(1.10)	(.83 )
Net gain (loss) on investments (realized and unrealized)	2.38	(7.78)	2.09 [e]	(4.49)	(55.10)
Total from investment operations	2.97	(6.11)	1.55	(5.59)	(55.93)
Less distributions from:
Net investment income	(8.50)	(4.06)	—	—	(.49 )
Total distributions	(8.50)	(4.06)	—	—	(.49 )
Net asset value, end of period	$35.91	$41.44	$51.61	$50.06	$55.65

Total Return[b]	10.23%	(12.73% )	3.10%	(10.04% )	(50.08% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3	$— [f]	$— [f]	$— [f]	$3
Ratios to average net assets:
Net investment income (loss)	1.79%	3.97%	(0.94% )	(2.11% )	(1.95% )
Total expenses[c]	2.55%	1.59%	2.39%	2.39%	2.49%
Net expenses[d]	2.44%	1.59%	2.39%	2.39%	2.46%
Portfolio turnover rate	—	—	—	24%	42%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
f
Less than $1,000 in Net Assets.
581 | PROSPECTUS

Financial Highlights

Russell 2000® 1.5x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$54.91	$44.36	$56.57	$101.22	$39.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.61	.22	(1.02)	(.94 )
Net gain (loss) on investments (realized and unrealized)	(6.64)	10.05	(12.43)	(7.02)	63.25
Total from investment operations	(6.02)	10.66	(12.21)	(8.04)	62.31
Less distributions from:
Net investment income	(.73 )	(.11 )	—	—	(.25 )
Net realized gains	—	—	—	(36.61)	—
Total distributions	(.73 )	(.11 )	—	(36.61)	(.25 )
Net asset value, end of period	$48.16	$54.91	$44.36	$56.57	$101.22

Total Return[b]	(11.26% )	24.07%	(21.58% )	(11.85% )	159.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$932	$984	$879	$1,268	$1,749
Ratios to average net assets:
Net investment income (loss)	1.12%	1.32%	0.48%	(1.18% )	(1.40% )
Total expenses[c]	1.80%	1.77%	1.75%	1.71%	1.79%
Net expenses[d]	1.68%	1.67%	1.69%	1.68%	1.77%
Portfolio turnover rate	10%	8%	9%	62%	—
PROSPECTUS | 582

Financial Highlights (continued)

Russell 2000® 1.5x Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$39.56	$32.26	$41.41	$84.58	$32.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.29	(.09 )	(1.28)	(1.27)
Net gain (loss) on investments (realized and unrealized)	(4.69)	7.12	(9.06)	(5.28)	53.12
Total from investment operations	(4.52)	7.41	(9.15)	(6.56)	51.85
Less distributions from:
Net investment income	(.73 )	(.11 )	—	—	(.25 )
Net realized gains	—	—	—	(36.61)	—
Total distributions	(.73 )	(.11 )	—	(36.61)	(.25 )
Net asset value, end of period	$34.31	$39.56	$32.26	$41.41	$84.58

Total Return[b]	(11.94% )	23.13%	(22.10% )	(12.52% )	157.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$135	$23	$35	$75
Ratios to average net assets:
Net investment income (loss)	0.46%	0.82%	(0.27% )	(1.93% )	(2.16% )
Total expenses[c]	2.48%	2.49%	2.50%	2.46%	2.52%
Net expenses[d]	2.35%	2.38%	2.44%	2.43%	2.50%
Portfolio turnover rate	10%	8%	9%	62%	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
583 | PROSPECTUS

Financial Highlights

Russell 2000® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$51.81	$44.08	$50.66	$61.82	$32.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.40	.13	(.69 )	(.77 )
Net gain (loss) on investments (realized and unrealized)	(3.32)	7.42	(6.71)	(3.41)	30.35
Total from investment operations	(2.80)	7.82	(6.58)	(4.10)	29.58
Less distributions from:
Net investment income	(.55 )	(.09 )	—	—	—
Net realized gains	—	—	—	(7.06)	—
Total distributions	(.55 )	(.09 )	—	(7.06)	—
Net asset value, end of period	$48.46	$51.81	$44.08	$50.66	$61.82

Total Return[b]	(5.57% )	17.77%	(12.99% )	(7.29% )	91.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,394	$7,184	$3,806	$5,781	$12,421
Ratios to average net assets:
Net investment income (loss)	0.99%	0.87%	0.28%	(1.14% )	(1.53% )
Total expenses[c]	1.68%	1.66%	1.65%	1.60%	1.67%
Net expenses[d]	1.63%	1.63%	1.65%	1.60%	1.67%
Portfolio turnover rate	22%	12%	25%	76%	—
PROSPECTUS | 584

Financial Highlights (continued)

Russell 2000® Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$43.55	$37.35	$43.24	$54.24	$28.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.05	(.21 )	(.98 )	(.95 )
Net gain (loss) on investments (realized and unrealized)	(2.76)	6.24	(5.68)	(2.96)	26.69
Total from investment operations	(2.64)	6.29	(5.89)	(3.94)	25.74
Less distributions from:
Net investment income	(.55 )	(.09 )	—	—	—
Net realized gains	—	—	—	(7.06)	—
Total distributions	(.55 )	(.09 )	—	(7.06)	—
Net asset value, end of period	$40.36	$43.55	$37.35	$43.24	$54.24

Total Return[b]	(6.26% )	16.91%	(13.62% )	(8.05% )	90.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,098	$3,930	$1,535	$1,904	$3,717
Ratios to average net assets:
Net investment income (loss)	0.27%	0.12%	(0.56% )	(1.89% )	(2.28% )
Total expenses[c]	2.41%	2.42%	2.40%	2.36%	2.43%
Net expenses[d]	2.36%	2.38%	2.40%	2.36%	2.43%
Portfolio turnover rate	22%	12%	25%	76%	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
585 | PROSPECTUS

Financial Highlights

Inverse Russell 2000® Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[f]	Year Ended March 31, 2024[f]	Year Ended March 31, 2023[f]	Year Ended March 31, 2022[f]	Year Ended March 31, 2021[f]
Per Share Data
Net asset value, beginning of period	$147.82	$180.41	$165.40	$165.85	$361.82
Income (loss) from investment operations:
Net investment income (loss)[a]	5.38	6.48	2.01	(1.92)	(1.35)
Net gain (loss) on investments (realized and unrealized)	6.76	(26.20)	13.00 [e]	1.47	(194.47)
Total from investment operations	12.14	(19.72)	15.01	(.45 )	(195.82)
Less distributions from:
Net investment income	(8.11)	(12.87)	—	—	(.15 )
Total distributions	(8.11)	(12.87)	—	—	(.15 )
Net asset value, end of period	$151.85	$147.82	$180.41	$165.40	$165.85

Total Return[b]	9.22%	(11.70% )	9.07%	(0.27% )	(54.13% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194	$366	$501	$443	$320
Ratios to average net assets:
Net investment income (loss)	3.65%	3.73%	1.13%	(1.17% )	(1.38% )
Total expenses[c]	1.77%	1.75%	1.80%	1.71%	1.80%
Net expenses[d]	1.62%	1.62%	1.75%	1.66%	1.78%
Portfolio turnover rate	—	—	—	—	14%
PROSPECTUS | 586

Financial Highlights (continued)

Inverse Russell 2000® Strategy Fund

Class C	Year Ended March 31, 2025[f]	Year Ended March 31, 2024[f]	Year Ended March 31, 2023[f]	Year Ended March 31, 2022[f]	Year Ended March 31, 2021[f]
Per Share Data
Net asset value, beginning of period	$125.28	$156.00	$144.15	$145.52	$320.19
Income (loss) from investment operations:
Net investment income (loss)[a]	2.51	4.50	.90	(2.67)	(1.83)
Net gain (loss) on investments (realized and unrealized)	6.78	(22.35)	10.95 [e]	1.30	(172.69)
Total from investment operations	9.29	(17.85)	11.85	(1.37)	(174.52)
Less distributions from:
Net investment income	(8.11)	(12.87)	—	—	(.15 )
Total distributions	(8.11)	(12.87)	—	—	(.15 )
Net asset value, end of period	$126.46	$125.28	$156.00	$144.15	$145.52

Total Return[b]	8.57%	(12.35% )	8.18%	(0.91% )	(54.49% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$0	$55	$28	$26
Ratios to average net assets:
Net investment income (loss)	2.15%	2.92%	0.58%	(1.88% )	(2.15% )
Total expenses[c]	2.56%	2.49%	2.55%	2.46%	2.57%
Net expenses[d]	2.39%	2.38%	2.49%	2.40%	2.54%
Portfolio turnover rate	—	—	—	—	14%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
f
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
587 | PROSPECTUS

Financial Highlights

Dow Jones Industrial Average® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$95.64	$80.18	$86.09	$82.82	$57.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.79	.52	.05	.02
Net gain (loss) on investments (realized and unrealized)	4.74	15.35	(3.90)[e]	4.32 [f]	29.21
Total from investment operations	5.46	16.14	(3.38)	4.37	29.23
Less distributions from:
Net investment income	(.24 )	(.59 )	(.47 )	—	(.06 )
Net realized gains	(1.51)	(.09 )	(2.06)	(1.10)	(3.68)
Total distributions	(1.75)	(.68 )	(2.53)	(1.10)	(3.74)
Net asset value, end of period	$99.35	$95.64	$80.18	$86.09	$82.82

Total Return[b]	5.62%	20.22%	(3.90% )	5.23%	51.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,757	$4,111	$3,749	$4,632	$2,952
Ratios to average net assets:
Net investment income (loss)	0.72%	0.93%	0.65%	0.05%	0.02%
Total expenses[c]	1.66%	1.67%	1.57%	1.56%	1.69%
Net expenses[d]	1.60%	1.63%	1.55%	1.55%	1.68%
Portfolio turnover rate	327%	140%	414%	240%	110%
PROSPECTUS | 588

Financial Highlights (continued)

Dow Jones Industrial Average® Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$89.21	$75.39	$81.70	$79.25	$55.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02 )	.14	(.03 )	(.56 )	(.49 )
Net gain (loss) on investments (realized and unrealized)	4.41	14.36	(3.75)[e]	4.11 [f]	28.11
Total from investment operations	4.39	14.50	(3.78)	3.55	27.62
Less distributions from:
Net investment income	(.24 )	(.59 )	(.47 )	—	(.06 )
Net realized gains	(1.51)	(.09 )	(2.06)	(1.10)	(3.68)
Total distributions	(1.75)	(.68 )	(2.53)	(1.10)	(3.74)
Net asset value, end of period	$91.85	$89.21	$75.39	$81.70	$79.25

Total Return[b]	4.84%	19.32%	(4.61% )	4.43%	50.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,521	$2,775	$2,846	$3,001	$2,842
Ratios to average net assets:
Net investment income (loss)	(0.02% )	0.17%	(0.04% )	(0.68% )	(0.70% )
Total expenses[c]	2.41%	2.42%	2.32%	2.32%	2.44%
Net expenses[d]	2.35%	2.38%	2.30%	2.31%	2.43%
Portfolio turnover rate	327%	140%	414%	240%	110%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
f
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
589 | PROSPECTUS

Financial Highlights

S&P 500® Pure Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$90.66	$74.81	$90.73	$84.03	$53.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.86 )	(.15 )	(.05 )	(1.11)	(.80 )
Net gain (loss) on investments (realized and unrealized)	3.75	16.00	(15.87)	10.27	34.07
Total from investment operations	2.89	15.85	(15.92)	9.16	33.27
Less distributions from:
Net realized gains	—	—	—	(2.46)	(3.15)
Total distributions	—	—	—	(2.46)	(3.15)
Net asset value, end of period	$93.55	$90.66	$74.81	$90.73	$84.03

Total Return[b]	3.19%	21.19%	(17.55% )	10.53%	61.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,590	$9,275	$7,799	$10,104	$9,724
Ratios to average net assets:
Net investment income (loss)	(0.90% )	(0.20% )	(0.06% )	(1.15% )	(1.06% )
Total expenses	1.59%	1.59%	1.55%	1.51%	1.60%
Net expenses[c]	1.54%	1.55%	1.55%	1.51%	1.60%
Portfolio turnover rate	1,148%	649%	434%	727%	240%
PROSPECTUS | 590

Financial Highlights (continued)

S&P 500® Pure Growth Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$75.02	$62.37	$76.21	$71.42	$46.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.30)	(.58 )	(.55 )	(1.55)	(1.16)
Net gain (loss) on investments (realized and unrealized)	3.11	13.23	(13.29)	8.80	29.26
Total from investment operations	1.81	12.65	(13.84)	7.25	28.10
Less distributions from:
Net realized gains	—	—	—	(2.46)	(3.15)
Total distributions	—	—	—	(2.46)	(3.15)
Net asset value, end of period	$76.83	$75.02	$62.37	$76.21	$71.42

Total Return[b]	2.41%	20.28%	(18.16% )	9.71%	60.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,580	$2,202	$3,097	$5,339	$7,314
Ratios to average net assets:
Net investment income (loss)	(1.66% )	(0.91% )	(0.85% )	(1.91% )	(1.80% )
Total expenses	2.34%	2.34%	2.30%	2.26%	2.35%
Net expenses[c]	2.29%	2.30%	2.30%	2.26%	2.35%
Portfolio turnover rate	1,148%	649%	434%	727%	240%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
591 | PROSPECTUS

Financial Highlights

S&P 500® Pure Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$102.82	$88.84	$101.27	$89.23	$48.65
Income (loss) from investment operations:
Net investment income (loss)[a]	1.15	1.03	1.05	.89	.70
Net gain (loss) on investments (realized and unrealized)	4.46 [d]	14.67	(11.35)	13.43	40.58
Total from investment operations	5.61	15.70	(10.30)	14.32	41.28
Less distributions from:
Net investment income	(.97 )	(1.72)	(2.13)	(2.28)	(.70 )
Total distributions	(.97 )	(1.72)	(2.13)	(2.28)	(.70 )
Net asset value, end of period	$107.46	$102.82	$88.84	$101.27	$89.23

Total Return[b]	5.45%	17.93%	(10.20% )	16.26%	85.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,803	$2,980	$3,456	$3,600	$2,925
Ratios to average net assets:
Net investment income (loss)	1.12%	1.14%	1.11%	0.94%	1.06%
Total expenses	1.59%	1.59%	1.55%	1.51%	1.60%
Net expenses[c]	1.54%	1.55%	1.55%	1.51%	1.60%
Portfolio turnover rate	2,642%	1,099%	594%	823%	1,207%
PROSPECTUS | 592

Financial Highlights (continued)

S&P 500® Pure Value Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$82.95	$72.52	$83.72	$74.69	$41.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.27	.30	.14	.18
Net gain (loss) on investments (realized and unrealized)	3.58 [d]	11.88	(9.37)	11.17	34.10
Total from investment operations	3.87	12.15	(9.07)	11.31	34.28
Less distributions from:
Net investment income	(.97 )	(1.72)	(2.13)	(2.28)	(.70 )
Total distributions	(.97 )	(1.72)	(2.13)	(2.28)	(.70 )
Net asset value, end of period	$85.85	$82.95	$72.52	$83.72	$74.69

Total Return[b]	4.67%	17.07%	(10.89% )	15.40%	83.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$578	$972	$1,264	$1,484	$1,805
Ratios to average net assets:
Net investment income (loss)	0.35%	0.37%	0.39%	0.17%	0.32%
Total expenses	2.34%	2.34%	2.30%	2.26%	2.35%
Net expenses[c]	2.29%	2.31%	2.30%	2.26%	2.35%
Portfolio turnover rate	2,642%	1,099%	594%	823%	1,207%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
593 | PROSPECTUS

Financial Highlights

S&P MidCap 400® Pure Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$59.38	$43.18	$53.47	$64.65	$33.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42 )	(.16 )	(.18 )	(.69 )	(.57 )
Net gain (loss) on investments (realized and unrealized)	(6.92)	16.36	(5.43)	(3.86)	32.09
Total from investment operations	(7.34)	16.20	(5.61)	(4.55)	31.52
Less distributions from:
Net realized gains	(7.50)	—	(4.68)	(6.63)	(.64 )
Total distributions	(7.50)	—	(4.68)	(6.63)	(.64 )
Net asset value, end of period	$44.54	$59.38	$43.18	$53.47	$64.65

Total Return[b]	(14.29% )	37.52%	(10.32% )	(8.07% )	93.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,461	$9,447	$6,319	$7,895	$11,272
Ratios to average net assets:
Net investment income (loss)	(0.77% )	(0.34% )	(0.39% )	(1.09% )	(1.08% )
Total expenses	1.59%	1.59%	1.55%	1.51%	1.59%
Net expenses[c]	1.54%	1.55%	1.55%	1.51%	1.59%
Portfolio turnover rate	716%	570%	372%	125%	407%
PROSPECTUS | 594

Financial Highlights (continued)

S&P MidCap 400® Pure Growth Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$45.47	$33.32	$42.78	$53.41	$28.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64 )	(.41 )	(.43 )	(.96 )	(.78 )
Net gain (loss) on investments (realized and unrealized)	(4.99)	12.56	(4.35)	(3.04)	26.66
Total from investment operations	(5.63)	12.15	(4.78)	(4.00)	25.88
Less distributions from:
Net realized gains	(7.50)	—	(4.68)	(6.63)	(.64 )
Total distributions	(7.50)	—	(4.68)	(6.63)	(.64 )
Net asset value, end of period	$32.34	$45.47	$33.32	$42.78	$53.41

Total Return[b]	(14.91% )	36.46%	(11.00% )	(8.76% )	92.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176	$764	$1,214	$2,023	$4,005
Ratios to average net assets:
Net investment income (loss)	(1.52% )	(1.15% )	(1.16% )	(1.85% )	(1.82% )
Total expenses	2.33%	2.33%	2.30%	2.26%	2.35%
Net expenses[c]	2.28%	2.30%	2.30%	2.26%	2.35%
Portfolio turnover rate	716%	570%	372%	125%	407%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
595 | PROSPECTUS

Financial Highlights

S&P MidCap 400® Pure Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$76.40	$60.65	$70.65	$70.16	$30.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.04	.49	.40	.20
Net gain (loss) on investments (realized and unrealized)	(3.24)	16.00	(1.88)	4.22	39.45
Total from investment operations	(2.89)	16.04	(1.39)	4.62	39.65
Less distributions from:
Net investment income	—	(.29 )	(.08 )	(.86 )	(.02 )
Net realized gains	(4.78)	—	(8.53)	(3.27)	—
Total distributions	(4.78)	(.29 )	(8.61)	(4.13)	(.02 )
Net asset value, end of period	$68.73	$76.40	$60.65	$70.65	$70.16

Total Return[b]	(4.39% )	26.51%	(1.32% )	6.67%	129.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,993	$1,721	$2,241	$1,400	$1,868
Ratios to average net assets:
Net investment income (loss)	0.46	0.07%	0.75%	0.55%	0.41%
Total expenses	1.60%	1.59%	1.55%	1.51%	1.59%
Net expenses[c]	1.55%	1.55%	1.55%	1.51%	1.59%
Portfolio turnover rate	3,996%	868%	1,064%	252%	454%
PROSPECTUS | 596

Financial Highlights (continued)

S&P MidCap 400® Pure Value Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$62.15	$49.75	$60.04	$60.66	$26.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24 )	(.40 )	(.02 )	(.13 )	(.13 )
Net gain (loss) on investments (realized and unrealized)	(2.47)	13.09	(1.66)	3.64	34.22
Total from investment operations	(2.71)	12.69	(1.68)	3.51	34.09
Less distributions from:
Net investment income	—	(.29 )	(.08 )	(.86 )	(.02 )
Net realized gains	(4.78)	—	(8.53)	(3.27)	—
Total distributions	(4.78)	(.29 )	(8.61)	(4.13)	(.02 )
Net asset value, end of period	$54.66	$62.15	$49.75	$60.04	$60.66

Total Return[b]	(5.11% )	25.58%	(2.06% )	5.86%	128.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149	$327	$1,768	$493	$1,690
Ratios to average net assets:
Net investment income (loss)	(0.39% )	(0.77% )	(0.03% )	(0.21% )	(0.30% )
Total expenses	2.34%	2.33%	2.30%	2.26%	2.34%
Net expenses[c]	2.29%	2.31%	2.30%	2.26%	2.34%
Portfolio turnover rate	3,996%	868%	1,064%	252%	454%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
597 | PROSPECTUS

Financial Highlights

S&P SmallCap 600® Pure Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$55.36	$44.74	$53.16	$89.23	$43.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15 )	(.02 )	.13	(.70 )	(.62 )
Net gain (loss) on investments (realized and unrealized)	(1.71)	10.64	(8.55)[d]	(5.41)	46.00
Total from investment operations	(1.86)	10.62	(8.42)	(6.11)	45.38
Less distributions from:
Net investment income	(.02 )	—	—	—	—
Net realized gains	(5.58)	—	—	(29.96)	—
Total distributions	(5.60)	—	—	(29.96)	—
Net asset value, end of period	$47.90	$55.36	$44.74	$53.16	$89.23

Total Return[b]	(4.62% )	23.74%	(15.84% )	(11.08% )	103.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$959	$1,056	$948	$1,406	$3,448
Ratios to average net assets:
Net investment income (loss)	(0.28% )	(0.05% )	0.29%	(0.88% )	(0.86% )
Total expenses	1.60%	1.59%	1.55%	1.51%	1.58%
Net expenses[c]	1.55%	1.55%	1.55%	1.51%	1.58%
Portfolio turnover rate	3,105%	942%	812%	707%	752%
PROSPECTUS | 598

Financial Highlights (continued)

S&P SmallCap 600® Pure Growth Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$43.46	$35.39	$42.35	$77.59	$38.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41 )	(.31 )	(.20 )	(1.17)	(.96 )
Net gain (loss) on investments (realized and unrealized)	(1.22)	8.38	(6.76)[d]	(4.11)	40.14
Total from investment operations	(1.63)	8.07	(6.96)	(5.28)	39.18
Less distributions from:
Net investment income	(.02 )	—	—	—	—
Net realized gains	(5.58)	—	—	(29.96)	—
Total distributions	(5.60)	—	—	(29.96)	—
Net asset value, end of period	$36.23	$43.46	$35.39	$42.35	$77.59

Total Return[b]	(5.33% )	22.80%	(16.43% )	(11.75% )	102.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41	$327	$278	$483	$2,329
Ratios to average net assets:
Net investment income (loss)	(0.96% )	(0.83% )	(0.54% )	(1.69% )	(1.59% )
Total expenses	2.34%	2.34%	2.30%	2.26%	2.33%
Net expenses[c]	2.29%	2.30%	2.30%	2.26%	2.33%
Portfolio turnover rate	3,105%	942%	812%	707%	752%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
599 | PROSPECTUS

Financial Highlights

S&P SmallCap 600® Pure Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$200.53	$170.77	$182.48	$167.98	$67.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	(.23 )	.25	(.34 )	(.14 )
Net gain (loss) on investments (realized and unrealized)	(17.08)	31.89 [c]	(11.96)	14.84 [c]	100.67 [c]
Total from investment operations	(16.65)	31.66	(11.71)	14.50	100.53
Less distributions from:
Net investment income	—	(1.90)	—	—	—
Total distributions	—	(1.90)	—	—	—
Net asset value, end of period	$183.88	$200.53	$170.77	$182.48	$167.98

Total Return[b]	(8.30% )	18.65%	(6.42% )	8.63%	149.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,276	$1,285	$1,212	$4,732	$3,242
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.13% )	0.15%	(0.19% )	(0.31% )
Total expenses	1.60%	1.59%	1.55%	1.51%	1.59%
Net expenses[d]	1.55%	1.56%	1.55%	1.51%	1.59%
Portfolio turnover rate	1,587%	1,058%	1,520%	892%	1,503%
PROSPECTUS | 600

Financial Highlights (continued)

S&P SmallCap 600® Pure Value Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$165.10	$141.95	$152.84	$141.75	$57.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.95 )	(1.46)	(0.85)	(1.65)	(.40 )
Net gain (loss) on investments (realized and unrealized)	(13.89)	26.51 [c]	(10.04)	12.74 [c]	84.84 [c]
Total from investment operations	(14.84)	25.05	(10.89)	11.09	84.44
Less distributions from:
Net investment income	—	(1.90)	—	—	—
Total distributions	—	(1.90)	—	—	—
Net asset value, end of period	$150.26	$165.10	$141.95	$152.84	$141.75

Total Return[b]	(8.99% )	17.76%	(7.13% )	7.82%	147.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12	$26	$80	$140	$1,472
Ratios to average net assets:
Net investment income (loss)	(0.59% )	(0.98% )	(0.60% )	(1.11% )	(1.07% )
Total expenses	2.35%	2.35%	2.29%	2.26%	2.34%
Net expenses[d]	2.30%	2.32%	2.29%	2.26%	2.34%
Portfolio turnover rate	1,587%	1,058%	1,520%	892%	1,503%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
601 | PROSPECTUS

Financial Highlights

Banking Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$77.97	$62.66	$89.12	$85.85	$46.98
Income (loss) from investment operations:
Net investment income (loss)[a]	1.16	1.49	1.08	.71	1.02
Net gain (loss) on investments (realized and unrealized)	10.61 [d]	15.05	(24.95)	3.06	40.11
Total from investment operations	11.77	16.54	(23.87)	3.77	41.13
Less distributions from:
Net investment income	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Total distributions	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Net asset value, end of period	$86.41	$77.97	$62.66	$89.12	$85.85

Total Return[c]	14.76%	26.66%	(27.18% )	4.36%	88.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,278	$2,465	$2,845	$4,591	$4,050
Ratios to average net assets:
Net investment income (loss)	1.36%	2.25%	1.38%	0.77%	1.67%
Total expenses	1.69%	1.69%	1.65%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.65%	1.61%	1.69%
Portfolio turnover rate	280%	233%	384%	501%	799%
PROSPECTUS | 602

Financial Highlights (continued)

Banking Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$66.03	$53.62	$77.28	$75.07	$41.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.85	.41	.03	.49
Net gain (loss) on investments (realized and unrealized)	8.98 [d]	12.79	(21.48)	2.68	35.27
Total from investment operations	9.44	13.64	(21.07)	2.71	35.76
Less distributions from:
Net investment income	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Total distributions	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Net asset value, end of period	$72.14	$66.03	$53.62	$77.28	$75.07

Total Return[c]	13.91%	25.72%	(27.73% )	3.58%	87.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174	$308	$828	$2,010	$892
Ratios to average net assets:
Net investment income (loss)	0.64%	1.54%	0.61%	0.03%	0.93%
Total expenses	2.44%	2.43%	2.40%	2.36%	2.45%
Net expenses[b]	2.39%	2.41%	2.40%	2.36%	2.45%
Portfolio turnover rate	280%	233%	384%	501%	799%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
603 | PROSPECTUS

Financial Highlights

Basic Materials Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$78.99	$74.08	$82.73	$72.55	$39.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.46	.56	.35	.25
Net gain (loss) on investments (realized and unrealized)	(2.10)	6.20	(7.92)	11.46	34.46
Total from investment operations	(1.86)	6.66	(7.36)	11.81	34.71
Less distributions from:
Net investment income	(.04 )	(1.75)	(1.29)	—	(.54 )
Net realized gains	(8.54)	—	—	(1.63)	(1.03)
Total distributions	(8.58)	(1.75)	(1.29)	(1.63)	(1.57)
Net asset value, end of period	$68.55	$78.99	$74.08	$82.73	$72.55

Total Return[c]	(2.70% )	9.29%	(8.83% )	16.43%	88.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,036	$7,228	$7,563	$7,506	$5,599
Ratios to average net assets:
Net investment income (loss)	0.32%	0.63%	0.77%	0.45%	0.44%
Total expenses	1.69%	1.68%	1.64%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.69%
Portfolio turnover rate	51%	49%	126%	169%	162%
PROSPECTUS | 604

Financial Highlights (continued)

Basic Materials Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$65.40	$62.10	$70.12	$62.18	$34.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30 )	(.11 )	— [d]	(.18 )	(.17 )
Net gain (loss) on investments (realized and unrealized)	(1.65)	5.16	(6.73)	9.75	29.75
Total from investment operations	(1.95)	5.05	(6.73)	9.57	29.58
Less distributions from:
Net investment income	(.04 )	(1.75)	(1.29)	—	(.54 )
Net realized gains	(8.54)	—	—	(1.63)	(1.03)
Total distributions	(8.58)	(1.75)	(1.29)	(1.63)	(1.57)
Net asset value, end of period	$54.87	$65.40	$62.10	$70.12	$62.18

Total Return[c]	(3.43% )	8.47%	(9.51% )	15.57%	87.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$853	$1,695	$2,627	$3,839	$2,534
Ratios to average net assets:
Net investment income (loss)	(0.47% )	(0.18% )	— [e]	(0.27% )	(0.34% )
Total expenses	2.43%	2.43%	2.39%	2.36%	2.44%
Net expenses[b]	2.38%	2.40%	2.39%	2.36%	2.44%
Portfolio turnover rate	51%	49%	126%	169%	162%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
d
Less than $0.01 per share.
e
Less than 0.01% or (0.01%).
605 | PROSPECTUS

Financial Highlights

Biotechnology Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$64.71	$59.35	$63.98	$84.21	$64.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47 )	(.38 )	(.35 )	(.65 )	(.73 )
Net gain (loss) on investments (realized and unrealized)	(1.00)	5.74	(3.38)	(3.81)	26.97
Total from investment operations	(1.47)	5.36	(3.73)	(4.46)	26.24
Less distributions from:
Net realized gains	(9.42)	—	(.90 )	(15.77)	(6.95)
Total distributions	(9.42)	—	(.90 )	(15.77)	(6.95)
Net asset value, end of period	$53.82	$64.71	$59.35	$63.98	$84.21

Total Return[c]	(3.09% )	9.03%	(5.87% )	(7.04% )	40.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,540	$14,770	$16,121	$19,263	$22,317
Ratios to average net assets:
Net investment income (loss)	(0.75% )	(0.62% )	(0.59% )	(0.80% )	(0.87% )
Total expenses	1.69%	1.68%	1.64%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.69%
Portfolio turnover rate	79%	51%	61%	65%	115%
PROSPECTUS | 606

Financial Highlights (continued)

Biotechnology Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$50.77	$46.92	$51.15	$70.90	$55.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74 )	(.66 )	(.64 )	(1.09)	(1.15)
Net gain (loss) on investments (realized and unrealized)	(.65 )	4.51	(2.69)	(2.89)	23.15
Total from investment operations	(1.39)	3.85	(3.33)	(3.98)	22.00
Less distributions from:
Net realized gains	(9.42)	—	(.90 )	(15.77)	(6.95)
Total distributions	(9.42)	—	(.90 )	(15.77)	(6.95)
Net asset value, end of period	$39.96	$50.77	$46.92	$51.15	$70.90

Total Return[c]	(3.83% )	8.21%	(6.58% )	(7.74% )	39.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$517	$980	$1,725	$3,174	$8,221
Ratios to average net assets:
Net investment income (loss)	(1.50% )	(1.38% )	(1.34% )	(1.58% )	(1.61% )
Total expenses	2.43%	2.43%	2.39%	2.36%	2.45%
Net expenses[b]	2.38%	2.40%	2.39%	2.36%	2.45%
Portfolio turnover rate	79%	51%	61%	65%	115%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
607 | PROSPECTUS

Financial Highlights

Consumer Products Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[f]	Year Ended March 31, 2024[f]	Year Ended March 31, 2023[f]	Year Ended March 31, 2022[f]	Year Ended March 31, 2021[f]
Per Share Data
Net asset value, beginning of period	$133.98	$148.57	$159.14	$179.17	$143.64
Income (loss) from investment operations:
Net investment income (loss)[a]	1.46	1.62	2.04	1.32	1.50
Net gain (loss) on investments (realized and unrealized)	1.63	.68 [d]	(.34 )[e]	5.74	49.93
Total from investment operations	3.09	2.30	1.70	7.06	51.43
Less distributions from:
Net investment income	(2.43)	(2.64)	(1.86)	(1.86)	(2.19)
Net realized gains	(7.23)	(14.25)	(10.41)	(25.23)	(13.71)
Total distributions	(9.66)	(16.89)	(12.27)	(27.09)	(15.90)
Net asset value, end of period	$127.41	$133.98	$148.57	$159.14	$179.17

Total Return[c]	2.27%	2.46%	1.13%	4.65%	36.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,787	$8,393	$9,449	$9,820	$10,751
Ratios to average net assets:
Net investment income (loss)	1.12%	1.15%	1.34%	0.76%	0.89%
Total expenses	1.69%	1.68%	1.64%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.69%
Portfolio turnover rate	57%	43%	79%	60%	38%
PROSPECTUS | 608

Financial Highlights (continued)

Consumer Products Fund

Class C	Year Ended March 31, 2025[f]	Year Ended March 31, 2024[f]	Year Ended March 31, 2023[f]	Year Ended March 31, 2022[f]	Year Ended March 31, 2021[f]
Per Share Data
Net asset value, beginning of period	$95.21	$111.52	$123.41	$146.04	$120.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.39	.66	—	.18
Net gain (loss) on investments (realized and unrealized)	1.20	.19 [d]	(.28 )[e]	4.46	41.53
Total from investment operations	1.50	.58	.38	4.46	41.71
Less distributions from:
Net investment income	(2.43)	(2.64)	(1.86)	(1.86)	(2.19)
Net realized gains	(7.23)	(14.25)	(10.41)	(25.23)	(13.71)
Total distributions	(9.66)	(16.89)	(12.27)	(27.09)	(15.90)
Net asset value, end of period	$87.05	$95.21	$111.52	$123.41	$146.04

Total Return[c]	1.51%	1.70%	0.37%	3.87%	35.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$957	$3,103	$4,845	$6,578	$9,035
Ratios to average net assets:
Net investment income (loss)	0.32%	0.38%	0.56%	—	0.12%
Total expenses	2.43%	2.43%	2.39%	2.36%	2.45%
Net expenses[b]	2.38%	2.40%	2.39%	2.36%	2.45%
Portfolio turnover rate	57%	43%	79%	60%	38%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
f
Reverse share split — Per share amounts have been restated to reflect 1:3 reverse share split effective February 24, 2025.
609 | PROSPECTUS

Financial Highlights

Electronics Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$384.31	$267.90	$278.40	$259.00	$127.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.02)	(1.69)	(.95 )	(2.15)	(1.15)
Net gain (loss) on investments (realized and unrealized)	(55.67)	118.10	(9.55)	33.07	138.33
Total from investment operations	(58.69)	116.41	(10.50)	30.92	137.18
Less distributions from:
Net realized gains	(7.21)	—	—	(11.52)	(5.24)
Total distributions	(7.21)	—	—	(11.52)	(5.24)
Net asset value, end of period	$318.41	$384.31	$267.90	$278.40	$259.00

Total Return[c]	(15.58% )	43.45%	(3.77% )	11.35%	108.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,521	$7,635	$5,769	$8,827	$5,156
Ratios to average net assets:
Net investment income (loss)	(0.78% )	(0.56% )	(0.41% )	(0.76% )	(0.58% )
Total expenses	1.69%	1.68%	1.64%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.69%
Portfolio turnover rate	95%	96%	147%	281%	163%
PROSPECTUS | 610

Financial Highlights (continued)

Electronics Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$325.49	$228.60	$239.35	$225.59	$111.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(5.01)	(3.35)	(2.30)	(3.58)	(2.32)
Net gain (loss) on investments (realized and unrealized)	(46.56)	100.24	(8.45)	28.86	121.28
Total from investment operations	(51.57)	96.89	(10.75)	25.28	118.96
Less distributions from:
Net realized gains	(7.21)	—	—	(11.52)	(5.24)
Total distributions	(7.21)	—	—	(11.52)	(5.24)
Net asset value, end of period	$266.71	$325.49	$228.60	$239.35	$225.59

Total Return[c]	(16.21% )	42.38%	(4.49% )	10.51%	106.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,176	$1,748	$1,246	$1,838	$2,987
Ratios to average net assets:
Net investment income (loss)	(1.53% )	(1.31% )	(1.16% )	(1.48% )	(1.34% )
Total expenses	2.44%	2.43%	2.39%	2.36%	2.44%
Net expenses[b]	2.39%	2.40%	2.39%	2.36%	2.44%
Portfolio turnover rate	95%	96%	147%	281%	163%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
611 | PROSPECTUS

Financial Highlights

Energy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$259.15	$226.42	$221.55	$141.62	$76.01
Income (loss) from investment operations:
Net investment income (loss)[a]	3.50	3.80	5.79	2.67	1.00
Net gain (loss) on investments (realized and unrealized)	(21.57)	35.82	5.72 [d]	78.15	67.44
Total from investment operations	(18.07)	39.62	11.51	80.82	68.44
Less distributions from:
Net investment income	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Total distributions	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Net asset value, end of period	$231.50	$259.15	$226.42	$221.55	$141.62

Total Return[c]	(7.01% )	18.02%	5.08%	57.25%	90.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,924	$4,414	$4,726	$4,015	$2,214
Ratios to average net assets:
Net investment income (loss)	1.43%	1.61%	2.48%	1.60%	1.60%
Total expenses	1.69%	1.68%	1.64%	1.61%	1.68%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.68%
Portfolio turnover rate	534%	500%	363%	382%	939%
PROSPECTUS | 612

Financial Highlights (continued)

Energy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$215.84	$191.16	$189.40	$122.07	$66.27
Income (loss) from investment operations:
Net investment income (loss)[a]	1.40	1.68	3.61	1.32	.56
Net gain (loss) on investments (realized and unrealized)	(17.88)	29.89	4.79 [d]	66.90	58.07
Total from investment operations	(16.48)	31.57	8.40	68.22	58.63
Less distributions from:
Net investment income	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Total distributions	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Net asset value, end of period	$189.78	$215.84	$191.16	$189.40	$122.07

Total Return[c]	(7.71% )	17.14%	4.29%	56.07%	89.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,424	$1,885	$2,366	$1,640	$746
Ratios to average net assets:
Net investment income (loss)	0.69%	0.84%	1.82%	0.91%	1.05%
Total expenses	2.44%	2.43%	2.39%	2.36%	2.44%
Net expenses[b]	2.39%	2.40%	2.39%	2.36%	2.44%
Portfolio turnover rate	534%	500%	363%	382%	939%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
613 | PROSPECTUS

Financial Highlights

Energy Services Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$247.69	$198.04	$215.25	$157.49	$70.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	(.38 )	(1.16)	(1.04)	.19
Net gain (loss) on investments (realized and unrealized)	(54.63)	50.03	(16.05)	59.30	88.63
Total from investment operations	(54.02)	49.65	(17.21)	58.26	88.82
Less distributions from:
Net investment income	—	—	—	(.50 )	(1.84)
Total distributions	—	—	—	(.50 )	(1.84)
Net asset value, end of period	$193.67	$247.69	$198.04	$215.25	$157.49

Total Return[c]	(21.81% )	25.07%	(8.00% )	37.09%	126.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$771	$1,300	$1,334	$1,036	$676
Ratios to average net assets:
Net investment income (loss)	0.28%	(0.17% )	(0.58% )	(0.61% )	0.87%
Total expenses	1.69%	1.68%	1.64%	1.61%	1.68%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.68%
Portfolio turnover rate	431%	296%	242%	290%	770%
PROSPECTUS | 614

Financial Highlights (continued)

Energy Services Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$211.16	$170.13	$186.29	$137.36	$62.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.92 )	(1.79)	(2.20)	(2.02)	(.01 )
Net gain (loss) on investments (realized and unrealized)	(46.40)	42.82	(13.96)	51.45	77.13
Total from investment operations	(47.32)	41.03	(16.16)	49.43	77.12
Less distributions from:
Net investment income	—	—	—	(.50 )	(1.84)
Total distributions	—	—	—	(.50 )	(1.84)
Net asset value, end of period	$163.84	$211.16	$170.13	$186.29	$137.36

Total Return[c]	(22.40% )	24.12%	(8.67% )	36.07%	124.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$316	$571	$981	$814	$479
Ratios to average net assets:
Net investment income (loss)	(0.48% )	(0.95% )	(1.27% )	(1.37% )	(0.03% )
Total expenses	2.44%	2.43%	2.40%	2.36%	2.43%
Net expenses[b]	2.39%	2.40%	2.40%	2.36%	2.43%
Portfolio turnover rate	431%	296%	242%	290%	770%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
615 | PROSPECTUS

Financial Highlights

Financial Services Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$76.92	$59.89	$94.54	$82.65	$51.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.63	.76	.36	.55
Net gain (loss) on investments (realized and unrealized)	10.26	16.40	(17.87)	12.41	31.00
Total from investment operations	10.75	17.03	(17.11)	12.77	31.55
Less distributions from:
Net investment income	(.72 )	—	(2.30)	(.34 )	—
Net realized gains	—	—	(15.24)	(.54 )	—
Total distributions	(.72 )	—	(17.54)	(.88 )	—
Net asset value, end of period	$86.95	$76.92	$59.89	$94.54	$82.65

Total Return[c]	13.96%	28.44%	(18.56% )	15.42%	61.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,888	$1,984	$1,576	$3,276	$2,780
Ratios to average net assets:
Net investment income (loss)	0.59%	0.96%	0.97%	0.39%	0.86%
Total expenses	1.69%	1.69%	1.64%	1.61%	1.70%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.70%
Portfolio turnover rate	299%	119%	177%	406%	246%
PROSPECTUS | 616

Financial Highlights (continued)

Financial Services Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$61.84	$48.51	$81.13	$71.57	$44.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13 )	.11	.15	(.28 )	(.03 )
Net gain (loss) on investments (realized and unrealized)	8.26	13.22	(15.23)	10.72	27.01
Total from investment operations	8.13	13.33	(15.08)	10.44	26.98
Less distributions from:
Net investment income	(.73 )	—	(2.30)	(.34 )	—
Net realized gains	—	—	(15.24)	(.54 )	—
Total distributions	(.73 )	—	(17.54)	(.88 )	—
Net asset value, end of period	$69.24	$61.84	$48.51	$81.13	$71.57

Total Return[c]	13.10%	27.48%	(19.17% )	14.55%	60.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$695	$814	$829	$1,216	$1,036
Ratios to average net assets:
Net investment income (loss)	(0.20% )	0.20%	0.24%	(0.35% )	(0.06% )
Total expenses	2.44%	2.44%	2.40%	2.36%	2.43%
Net expenses[b]	2.39%	2.40%	2.40%	2.36%	2.43%
Portfolio turnover rate	299%	119%	177%	406%	246%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
617 | PROSPECTUS

Financial Highlights

Health Care Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$115.29	$101.50	$110.42	$104.98	$81.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50 )	(.45 )	(.48 )	(.57 )	(.63 )
Net gain (loss) on investments (realized and unrealized)	(4.34)	14.24	(6.55)	10.24	33.77
Total from investment operations	(4.84)	13.79	(7.03)	9.67	33.14
Less distributions from:
Net realized gains	—	—	(1.89)	(4.23)	(10.14)
Total distributions	—	—	(1.89)	(4.23)	(10.14)
Net asset value, end of period	$110.45	$115.29	$101.50	$110.42	$104.98

Total Return[c]	(4.20% )	13.60%	(6.38% )	9.14%	40.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,285	$5,544	$4,923	$5,650	$5,575
Ratios to average net assets:
Net investment income (loss)	(0.44% )	(0.43% )	(0.49% )	(0.50% )	(0.63% )
Total expenses	1.69%	1.68%	1.64%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.69%
Portfolio turnover rate	236%	116%	268%	238%	256%
PROSPECTUS | 618

Financial Highlights (continued)

Health Care Fund

Class C	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$92.15	$81.73	$89.98	$86.86	$69.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.09)	(.99 )	(1.02)	(1.17)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(3.43)	11.41	(5.34)	8.52	28.58
Total from investment operations	(4.52)	10.42	(6.36)	7.35	27.38
Less distributions from:
Net realized gains	—	—	(1.89)	(4.23)	(10.14)
Total distributions	—	—	(1.89)	(4.23)	(10.14)
Net asset value, end of period	$87.63	$92.15	$81.73	$89.98	$86.86

Total Return[c]	(4.91% )	12.78%	(7.07% )	8.34%	39.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$438	$996	$1,529	$2,699	$3,147
Ratios to average net assets:
Net investment income (loss)	(1.20% )	(1.20% )	(1.25% )	(1.26% )	(1.39% )
Total expenses	2.43%	2.43%	2.39%	2.36%	2.45%
Net expenses[b]	2.38%	2.40%	2.39%	2.36%	2.45%
Portfolio turnover rate	236%	116%	268%	238%	256%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
d
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
619 | PROSPECTUS

Financial Highlights

Internet Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$109.97	$84.53	$103.33	$179.98	$97.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.42)	(1.26)	(1.10)	(2.28)	(2.22)
Net gain (loss) on investments (realized and unrealized)	12.80	26.70	(17.70)	(31.17)	85.13
Total from investment operations	11.38	25.44	(18.80)	(33.45)	82.91
Less distributions from:
Net realized gains	—	—	—	(43.20)	—
Total distributions	—	—	—	(43.20)	—
Net asset value, end of period	$121.35	$109.97	$84.53	$103.33	$179.98

Total Return[c]	10.35%	30.10%	(18.19% )	(23.67% )	85.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,649	$1,878	$1,342	$2,240	$2,952
Ratios to average net assets:
Net investment income (loss)	(1.19% )	(1.33% )	(1.39% )	(1.44% )	(1.45% )
Total expenses	1.69%	1.69%	1.65%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.65%	1.61%	1.69%
Portfolio turnover rate	175%	205%	133%	150%	284%
PROSPECTUS | 620

Financial Highlights (continued)

Internet Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$85.56	$66.26	$81.61	$152.56	$82.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.82)	(1.54)	(1.32)	(2.89)	(2.91)
Net gain (loss) on investments (realized and unrealized)	9.97	20.84	(14.03)	(24.86)	72.57
Total from investment operations	8.15	19.30	(15.35)	(27.75)	69.66
Less distributions from:
Net realized gains	—	—	—	(43.20)	—
Total distributions	—	—	—	(43.20)	—
Net asset value, end of period	$93.71	$85.56	$66.26	$81.61	$152.56

Total Return[c]	9.53%	29.13%	(18.81% )	(24.24% )	84.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,285	$3,341	$2,522	$2,821	$4,124
Ratios to average net assets:
Net investment income (loss)	(1.96% )	(2.08% )	(2.14% )	(2.19% )	(2.21% )
Total expenses	2.44%	2.44%	2.40%	2.36%	2.43%
Net expenses[b]	2.39%	2.40%	2.40%	2.36%	2.43%
Portfolio turnover rate	175%	205%	133%	150%	284%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
621 | PROSPECTUS

Financial Highlights

Leisure Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$75.02	$65.70	$72.50	$91.96	$48.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08 )	.10	(.12 )	(.51 )	(.41 )
Net gain (loss) on investments (realized and unrealized)	6.78	9.27	(6.68)	(13.52)	43.96
Total from investment operations	6.70	9.37	(6.80)	(14.03)	43.55
Less distributions from:
Net investment income	(.40 )	(.05 )	—	—	—
Net realized gains	—	—	—	(5.43)	—
Total distributions	(.40 )	(.05 )	—	(5.43)	—
Net asset value, end of period	$81.32	$75.02	$65.70	$72.50	$91.96

Total Return[c]	8.90%	14.28%	(9.38% )	(15.72% )	89.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,655	$1,894	$2,600	$4,351	$4,291
Ratios to average net assets:
Net investment income (loss)	(0.11% )	0.15%	(0.20% )	(0.59% )	(0.56% )
Total expenses	1.69%	1.68%	1.64%	1.61%	1.68%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.68%
Portfolio turnover rate	263%	214%	145%	168%	144%
PROSPECTUS | 622

Financial Highlights (continued)

Leisure Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$63.14	$55.72	$61.94	$80.01	$42.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56 )	(.35 )	(.50 )	(1.04)	(.87 )
Net gain (loss) on investments (realized and unrealized)	5.69	7.82	(5.72)	(11.60)	38.44
Total from investment operations	5.13	7.47	(6.22)	(12.64)	37.57
Less distributions from:
Net investment income	(.40 )	(.05 )	—	—	—
Net realized gains	—	—	—	(5.43)	—
Total distributions	(.40 )	(.05 )	—	(5.43)	—
Net asset value, end of period	$67.87	$63.14	$55.72	$61.94	$80.01

Total Return[c]	8.08%	13.43%	(10.04% )	(16.35% )	88.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$228	$277	$318	$591	$942
Ratios to average net assets:
Net investment income (loss)	(0.86% )	(0.60% )	(0.96% )	(1.38% )	(1.36% )
Total expenses	2.44%	2.43%	2.39%	2.36%	2.44%
Net expenses[b]	2.39%	2.40%	2.39%	2.36%	2.44%
Portfolio turnover rate	263%	214%	145%	168%	144%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
623 | PROSPECTUS

Financial Highlights

Precious Metals Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$96.98	$104.87	$135.27	$125.45	$75.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30 )	(.03 )	.24	.12	(.51 )
Net gain (loss) on investments (realized and unrealized)	37.98	(4.26)	(23.35)	17.53	52.03
Total from investment operations	37.68	(4.29)	(23.11)	17.65	51.52
Less distributions from:
Net investment income	—	(3.60)	(7.29)	(7.83)	(1.50)
Total distributions	—	(3.60)	(7.29)	(7.83)	(1.50)
Net asset value, end of period	$134.66	$96.98	$104.87	$135.27	$125.45

Total Return[c]	38.85%	(3.68% )	(16.54% )	15.57%	68.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,427	$7,146	$8,698	$11,664	$18,801
Ratios to average net assets:
Net investment income (loss)	(0.26% )	(0.02% )	0.23%	0.08%	(0.41% )
Total expenses	1.59%	1.58%	1.54%	1.51%	1.59%
Net expenses[b]	1.54%	1.55%	1.54%	1.51%	1.59%
Portfolio turnover rate	452%	387%	424%	114%	281%
PROSPECTUS | 624

Financial Highlights (continued)

Precious Metals Fund

Class C	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$75.64	$83.32	$110.26	$104.58	$63.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90 )	(.57 )	(.39 )	(.63 )	(1.29)
Net gain (loss) on investments (realized and unrealized)	29.51	(3.51)	(19.26)	14.14	43.88
Total from investment operations	28.61	(4.08)	(19.65)	13.51	42.59
Less distributions from:
Net investment income	—	(3.60)	(7.29)	(7.83)	(1.50)
Total distributions	—	(3.60)	(7.29)	(7.83)	(1.50)
Net asset value, end of period	$104.25	$75.64	$83.32	$110.26	$104.58

Total Return[c]	37.82%	(4.43% )	(17.16% )	14.70%	67.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$904	$1,026	$1,836	$2,231	$2,086
Ratios to average net assets:
Net investment income (loss)	(1.02% )	(0.76% )	(0.48% )	(0.59% )	(1.20% )
Total expenses	2.33%	2.33%	2.29%	2.26%	2.35%
Net expenses[b]	2.28%	2.30%	2.29%	2.26%	2.35%
Portfolio turnover rate	452%	387%	424%	114%	281%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
d
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
625 | PROSPECTUS

Financial Highlights

Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$37.63	$35.12	$47.38	$40.87	$30.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.50	.65	.21	.32
Net gain (loss) on investments (realized and unrealized)	2.65	2.74	(11.59)	6.48	13.33
Total from investment operations	3.09	3.24	(10.94)	6.69	13.65
Less distributions from:
Net investment income	(.32 )	(.73 )	(1.32)	(.18 )	(3.48)
Total distributions	(.32 )	(.73 )	(1.32)	(.18 )	(3.48)
Net asset value, end of period	$40.40	$37.63	$35.12	$47.38	$40.87

Total Return[b]	8.18%	9.34%	(23.05% )	16.36%	45.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$477	$340	$491	$988	$1,049
Ratios to average net assets:
Net investment income (loss)	1.11%	1.42%	1.65%	0.46%	0.87%
Total expenses	1.70%	1.69%	1.65%	1.61%	1.70%
Net expenses[c]	1.65%	1.66%	1.65%	1.61%	1.70%
Portfolio turnover rate	344%	249%	308%	380%	499%
PROSPECTUS | 626

Financial Highlights (continued)

Real Estate Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$30.85	$29.13	$39.90	$34.44	$26.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03 )	.20	.31	(.09 )	(.03 )
Net gain (loss) on investments (realized and unrealized)	2.34	2.25	(9.76)	5.73	11.47
Total from investment operations	2.31	2.45	(9.45)	5.64	11.44
Less distributions from:
Net investment income	(.32 )	(.73 )	(1.32)	(.18 )	(3.48)
Total distributions	(.32 )	(.73 )	(1.32)	(.18 )	(3.48)
Net asset value, end of period	$32.84	$30.85	$29.13	$39.90	$34.44

Total Return[b]	7.38%	8.55%	(23.65% )	16.37%	44.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20	$109	$120	$322	$194
Ratios to average net assets:
Net investment income (loss)	(0.10% )	0.68%	0.94%	(0.22% )	(0.09% )
Total expenses	2.43%	2.44%	2.40%	2.36%	2.45%
Net expenses[c]	2.38%	2.41%	2.40%	2.36%	2.45%
Portfolio turnover rate	344%	249%	308%	380%	499%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
627 | PROSPECTUS

Financial Highlights

Retailing Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$47.76	$39.46	$43.64	$53.75	$27.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24 )	(.11 )	(.17 )	(.42 )	(.38 )
Net gain (loss) on investments (realized and unrealized)	.48	8.41	(4.01)	(4.94)	27.13
Total from investment operations	.24	8.30	(4.18)	(5.36)	26.75
Less distributions from:
Net realized gains	—	—	—	(4.75)	—
Total distributions	—	—	—	(4.75)	—
Net asset value, end of period	$48.00	$47.76	$39.46	$43.64	$53.75

Total Return[c]	0.50%	21.03%	(9.58% )	(11.17% )	99.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$599	$750	$985	$1,917	$2,133
Ratios to average net assets:
Net investment income (loss)	(0.50% )	(0.27% )	(0.45% )	(0.79% )	(0.83% )
Total expenses	1.69%	1.69%	1.65%	1.61%	1.67%
Net expenses[b]	1.64%	1.65%	1.65%	1.61%	1.67%
Portfolio turnover rate	296%	299%	371%	214%	270%
PROSPECTUS | 628

Financial Highlights (continued)

Retailing Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$40.01	$33.31	$37.12	$46.74	$23.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50 )	(.34 )	(.39 )	(.70 )	(.62 )
Net gain (loss) on investments (realized and unrealized)	.42	7.04	(3.42)	(4.17)	23.69
Total from investment operations	(.08 )	6.70	(3.81)	(4.87)	23.07
Less distributions from:
Net realized gains	—	—	—	(4.75)	—
Total distributions	—	—	—	(4.75)	—
Net asset value, end of period	$39.93	$40.01	$33.31	$37.12	$46.74

Total Return[c]	(0.20% )	20.11%	(10.26% )	(11.84% )	97.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42	$71	$147	$196	$294
Ratios to average net assets:
Net investment income (loss)	(1.24% )	(1.01% )	(1.18% )	(1.54% )	(1.65% )
Total expenses	2.44%	2.43%	2.40%	2.36%	2.44%
Net expenses[b]	2.39%	2.40%	2.40%	2.36%	2.44%
Portfolio turnover rate	296%	299%	371%	214%	270%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable
c
Total return does not reflect the impact of any applicable sales charges.
629 | PROSPECTUS

Financial Highlights

Technology Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$173.09	$128.33	$154.37	$163.90	$92.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.75)	(1.27)	(.93 )	(1.68)	(1.24)
Net gain (loss) on investments (realized and unrealized)	3.15	50.28	(19.00)	6.25	75.15
Total from investment operations	1.40	49.01	(19.93)	4,57	73.91
Less distributions from:
Net realized gains	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Total distributions	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Net asset value, end of period	$165.24	$173.09	$128.33	$154.37	$163.90

Total Return[c]	0.07%	38.72%	(12.16% )	1.69%	79.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,133	$8,987	$6,538	$8,305	$9,190
Ratios to average net assets:
Net investment income (loss)	(0.97% )	(0.87% )	(0.75% )	(0.96% )	(0.90% )
Total expenses	1.69%	1.68%	1.64%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.69%
Portfolio turnover rate	138%	211%	121%	175%	195%
PROSPECTUS | 630

Financial Highlights (continued)

Technology Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$144.59	$108.59	$132.87	$143.81	$82.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.58)	(1.97)	(1.59)	(2.60)	(2.01)
Net gain (loss) on investments (realized and unrealized)	2.91	42.22	(16.58)	5.76	66.39
Total from investment operations	.33	40.25	(18.17)	3.16	64.38
Less distributions from:
Net realized gains	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Total distributions	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Net asset value, end of period	$135.67	$144.59	$108.59	$132.87	$143.81

Total Return[c]	(0.68% )	37.69%	(12.82% )	0.92%	78.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,444	$3,023	$2,856	$4,194	$6,214
Ratios to average net assets:
Net investment income (loss)	(1.71% )	(1.62% )	(1.51% )	(1.70% )	(1.65% )
Total expenses	2.44%	2.43%	2.39%	2.36%	2.44%
Net expenses[b]	2.39%	2.40%	2.39%	2.36%	2.44%
Portfolio turnover rate	138%	211%	121%	175%	195%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
631 | PROSPECTUS

Financial Highlights

Telecommunications Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$39.20	$40.35	$48.30	$50.87	$39.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.32	.22	.37	.41
Net gain (loss) on investments (realized and unrealized)	7.21	(.78 )	(7.57)	(2.70)	12.21
Total from investment operations	7.50	(.46 )	(7.35)	(2.33)	12.62
Less distributions from:
Net investment income	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Total distributions	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Net asset value, end of period	$46.61	$39.20	$40.35	$48.30	$50.87

Total Return[c]	19.12%	(1.08% )	(15.12% )	(4.59% )	32.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$184	$105	$258	$368	$467
Ratios to average net assets:
Net investment income (loss)	0.65%	0.82%	0.54%	0.71%	0.90%
Total expenses	1.70%	1.69%	1.65%	1.61%	1.70%
Net expenses[b]	1.65%	1.66%	1.65%	1.61%	1.70%
Portfolio turnover rate	159%	466%	471%	551%	344%
PROSPECTUS | 632

Financial Highlights (continued)

Telecommunications Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$32.95	$34.29	$41.46	$44.03	$34.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	— [d]	(.08 )	(.01 )	.01
Net gain (loss) on investments (realized and unrealized)	5.93	(.65 )	(6.49)	(2.32)	10.70
Total from investment operations	5.99	(.65 )	(6.57)	(2.33)	10.71
Less distributions from:
Net investment income	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Total distributions	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Net asset value, end of period	$38.85	$32.95	$34.29	$41.46	$44.03

Total Return[c]	18.20%	(1.84% )	(15.76% )	(5.30% )	31.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12	$25	$33	$122	$188
Ratios to average net assets:
Net investment income (loss)	0.17%	— [e]	(0.22% )	(0.02% )	0.03%
Total expenses	2.43%	2.45%	2.39%	2.36%	2.43%
Net expenses[b]	2.38%	2.42%	2.39%	2.36%	2.43%
Portfolio turnover rate	159%	466%	471%	551%	344%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
d
Less than $0.01 per share.
e
Less than 0.01% or (0.01%).
633 | PROSPECTUS

Financial Highlights

Transportation Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$53.11	$48.72	$66.33	$76.03	$33.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.10	.03	(.04 )	(.34 )
Net gain (loss) on investments (realized and unrealized)	(5.54)	4.38	(12.93)	.03	42.55
Total from investment operations	(5.50)	4.48	(12.90)	(.01 )	42.21
Less distributions from:
Net investment income	(.29 )	(.09 )	—	—	—
Net realized gains	(.49 )	—	(4.71)	(9.69)	—
Total distributions	(.78 )	(.09 )	(4.71)	(9.69)	—
Net asset value, end of period	$46.83	$53.11	$48.72	$66.33	$76.03

Total Return[c]	(10.59% )	9.23%	(18.60% )	(0.95% )	124.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,041	$4,506	$4,935	$7,123	$7,785
Ratios to average net assets:
Net investment income (loss)	0.09%	0.20%	0.07%	(0.05% )	(0.59% )
Total expenses	1.68%	1.68%	1.64%	1.61%	1.68%
Net expenses[b]	1.63%	1.65%	1.64%	1.61%	1.68%
Portfolio turnover rate	100%	207%	185%	162%	205%
PROSPECTUS | 634

Financial Highlights (continued)

Transportation Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$44.28	$40.94	$57.20	$62.78	$30.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27 )	(.17 )	(.32 )	(.52 )	(.67 )
Net gain (loss) on investments (realized and unrealized)	(4.59)	3.60	(11.23)	.13	37.80
Total from investment operations	(4.86)	3.43	(11.55)	(.39 )	37.13
Less distributions from:
Net investment income	(.29 )	(.09 )	—	—	—
Net realized gains	(.49 )	—	(4.71)	(9.69)	—
Total distributions	(.78 )	(.09 )	(4.71)	(9.69)	—
Net asset value, end of period	$38.64	$44.28	$40.94	$57.20	$67.28

Total Return[c]	(11.24% )	8.39%	(19.21% )	(1.68% )	123.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$185	$481	$946	$1,772	$1,954
Ratios to average net assets:
Net investment income (loss)	(0.63% )	(0.40% )	(0.70% )	(0.80% )	(1.33% )
Total expenses	2.43%	2.43%	2.39%	2.36%	2.43%
Net expenses[b]	2.38%	2.40%	2.39%	2.36%	2.43%
Portfolio turnover rate	100%	207%	185%	162%	205%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
635 | PROSPECTUS

Financial Highlights

Utilities Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$44.16	$45.92	$49.34	$43.72	$38.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.76	.56	.57	.57
Net gain (loss) on investments (realized and unrealized)	8.72	(1.03)	(3.56)	6.40	5.86
Total from investment operations	9.46	(.27 )	(3.00)	6.97	6.43
Less distributions from:
Net investment income	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Total distributions	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Net asset value, end of period	$53.24	$44.16	$45.92	$49.34	$43.72

Total Return[c]	21.44%	(0.40% )	(6.09% )	16.24%	16.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,112	$5,037	$5,862	$6,522	$5,399
Ratios to average net assets:
Net investment income (loss)	1.48%	1.76%	1.18%	1.26%	1.39%
Total expenses	1.69%	1.68%	1.64%	1.61%	1.70%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.70%
Portfolio turnover rate	475%	163%	293%	175%	156%
PROSPECTUS | 636

Financial Highlights (continued)

Utilities Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$34.76	$36.75	$39.87	$35.84	$31.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.33	.16	.18	.21
Net gain (loss) on investments (realized and unrealized)	6.84	(.83 )	(2.86)	5.20	4.84
Total from investment operations	7.12	(.50 )	(2.70)	5.38	5.05
Less distributions from:
Net investment income	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Total distributions	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Net asset value, end of period	$41.50	$34.76	$36.75	$39.87	$35.84

Total Return[c]	20.51%	(1.13% )	(6.79% )	15.37%	16.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$584	$670	$1,226	$1,556	$2,646
Ratios to average net assets:
Net investment income (loss)	0.73%	0.95%	0.43%	0.48%	0.61%
Total expenses	2.44%	2.43%	2.39%	2.36%	2.45%
Net expenses[b]	2.39%	2.40%	2.39%	2.36%	2.45%
Portfolio turnover rate	475%	163%	293%	175%	156%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Total return does not reflect the impact of any applicable sales charges.
637 | PROSPECTUS

Financial Highlights

Europe 1.25x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$121.23	$106.74	$101.20	$94.56	$69.30
Income (loss) from investment operations:
Net investment income (loss)[a]	4.03	2.61	1.76	(.96 )	(.93 )
Net gain (loss) on investments (realized and unrealized)	(.15 )	12.63	3.78 [e]	7.60 [e]	30.74
Total from investment operations	3.88	15.24	5.54	6.64	29.81
Less distributions from:
Net investment income	(11.97)	(.75 )	—	—	(4.55)
Total distributions	(11.97)	(.75 )	—	—	(4.55)
Net asset value, end of period	$113.14	$121.23	$106.74	$101.20	$94.56

Total Return[b]	4.06%	14.35%	5.48%	7.02%	43.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$269	$520	$388	$482	$130
Ratios to average net assets:
Net investment income (loss)	3.33%	2.41%	1.84%	(0.93% )	(1.10% )
Total expenses[c]	1.74%	1.74%	1.79%	1.72%	1.75%
Net expenses[d]	1.61%	1.66%	1.74%	1.70%	1.73%
Portfolio turnover rate	4,585%	1,595%	231%	517%	534%
PROSPECTUS | 638

Financial Highlights (continued)

Europe 1.25x Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$96.99	$86.21	$82.72	$77.88	$58.24
Income (loss) from investment operations:
Net investment income (loss)[a]	2.49	1.28	.94	(1.18)	(.96 )
Net gain (loss) on investments (realized and unrealized)	(.31 )	10.25	2.55 [e]	6.02 [e]	25.15
Total from investment operations	2.18	11.53	3.49	4.84	24.19
Less distributions from:
Net investment income	(11.97)	(.75 )	—	—	(4.55)
Total distributions	(11.97)	(.75 )	—	—	(4.55)
Net asset value, end of period	$87.20	$96.99	$86.21	$82.72	$77.88

Total Return[b]	3.27%	13.48%	4.22%	6.21%	41.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131	$181	$165	$483	$142
Ratios to average net assets:
Net investment income (loss)	2.59%	1.47%	1.17%	(1.41% )	(1.50% )
Total expenses[c]	2.50%	2.51%	2.53%	2.48%	2.58%
Net expenses[d]	2.36%	2.42%	2.48%	2.46%	2.55%
Portfolio turnover rate	4,585%	1,595%	231%	517%	534%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
639 | PROSPECTUS

Financial Highlights

Japan 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$159.13	$117.27	$142.84	$201.08	$94.96
Income (loss) from investment operations:
Net investment income (loss)[a]	4.71	4.91	1.39	(2.21)	(1.95)
Net gain (loss) on investments (realized and unrealized)	(45.29)	44.41	(26.96)	(56.03)	109.13
Total from investment operations	(40.58)	49.32	(25.57)	(58.24)	107.18
Less distributions from:
Net investment income	(5.58)	(7.46)	—	—	(1.06)
Total distributions	(5.58)	(7.46)	—	—	(1.06)
Net asset value, end of period	$112.97	$159.13	$117.27	$142.84	$201.08

Total Return[b]	(26.07% )	44.34%	(17.90% )	(28.96% )	112.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$246	$450	$207	$207	$255
Ratios to average net assets:
Net investment income (loss)	3.50%	3.77%	1.27%	(1.22% )	(1.26% )
Total expenses[c]	1.58%	1.57%	1.50%	1.51%	1.58%
Net expenses[d]	1.53%	1.54%	1.49%	1.49%	1.56%
Portfolio turnover rate	—	—	—	—	15%
PROSPECTUS | 640

Financial Highlights (continued)

Japan 2x Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$140.30	$104.92	$128.84	$182.53	$87.00
Income (loss) from investment operations:
Net investment income (loss)[a]	4.00	3.51	.39	(3.48)	(2.98)
Net gain (loss) on investments (realized and unrealized)	(40.54)	39.33	(24.31)	(50.21)	99.57
Total from investment operations	(36.54)	42.84	(23.92)	(53.69)	96.59
Less distributions from:
Net investment income	(5.58)	(7.46)	—	—	(1.06)
Total distributions	(5.58)	(7.46)	—	—	(1.06)
Net asset value, end of period	$98.18	$140.30	$104.92	$128.84	$182.53

Total Return[b]	(26.70% )	43.33%	(18.57% )	(29.41% )	111.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [e]	$22	$4	$5	$53
Ratios to average net assets:
Net investment income (loss)	3.25%	3.05%	0.40%	(2.00% )	(2.02% )
Total expenses[c]	2.29%	2.30%	2.30%	2.25%	2.32%
Net expenses[d]	2.25%	2.27%	2.30%	2.24%	2.30%
Portfolio turnover rate	—	—	—	—	15%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
Less than $1,000 in Net Assets.
641 | PROSPECTUS

Financial Highlights

Emerging Markets 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$56.30	$54.39	$68.28	$116.33	$44.29
Income (loss) from investment operations:
Net investment income (loss)[a]	1.61	1.36	.89	(.03 )	(.94 )
Net gain (loss) on investments (realized and unrealized)	10.04 [d]	1.76	(14.78)	(48.02)	72.98
Total from investment operations	11.65	3.12	(13.89)	(48.05)	72.04
Less distributions from:
Net investment income	(2.25)	(1.21)	—	—	—
Total distributions	(2.25)	(1.21)	—	—	—
Net asset value, end of period	$65.70	$56.30	$54.39	$68.28	$116.33

Total Return[b]	20.96%	5.93%	(20.35% )	(41.30% )	162.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158	$199	$370	$193	$647
Ratios to average net assets:
Net investment income (loss)	2.55%	2.58%	1.67%	(0.03% )	(1.10% )
Total expenses	1.89%	1.91%	1.85%	1.75%	1.83%
Net expenses[c]	1.79%	1.84%	1.82%	1.75%	1.83%
Portfolio turnover rate	925%	905%	416%	266%	632%
PROSPECTUS | 642

Financial Highlights (continued)

Emerging Markets 2x Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$51.39	$50.17	$63.47	$108.94	$41.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.99	.79	.69	(.48 )	(1.69)
Net gain (loss) on investments (realized and unrealized)	9.17 [d]	1.64	(13.99)	(44.99)	68.84
Total from investment operations	10.16	2.43	(13.30)	(45.47)	67.15
Less distributions from:
Net investment income	(2.25)	(1.21)	—	—	—
Total distributions	(2.25)	(1.21)	—	—	—
Net asset value, end of period	$59.30	$51.39	$50.17	$63.47	$108.94

Total Return[b]	20.05%	5.07%	(20.97% )	(41.74% )	160.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148	$110	$132	$311	$449
Ratios to average net assets:
Net investment income (loss)	1.73%	1.64%	1.43%	(0.55% )	(1.95% )
Total expenses	2.64%	2.68%	2.57%	2.50%	2.57%
Net expenses[c]	2.54%	2.60%	2.54%	2.50%	2.57%
Portfolio turnover rate	925%	905%	416%	266%	632%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
643 | PROSPECTUS

Financial Highlights

Inverse Emerging Markets 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$219.27	$265.61	$300.57	$248.83	$934.09
Income (loss) from investment operations:
Net investment income (loss)[a]	5.37	9.40	2.20	(4.60)	(10.80)
Net gain (loss) on investments (realized and unrealized)	(67.30)	(48.34)	(37.16)	56.34	(674.46)
Total from investment operations	(61.93)	(38.94)	(34.96)	51.74	(685.26)
Less distributions from:
Net investment income	(9.45)	(7.40)	—	—	—
Total distributions	(9.45)	(7.40)	—	—	—
Net asset value, end of period	$147.89	$219.27	$265.61	$300.57	$248.83

Total Return[b]	(29.83% )	(15.06% )	(11.64% )	20.82%	(73.37% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4	$60	$7	$14	$2
Ratios to average net assets:
Net investment income (loss)	3.21%	3.72%	0.65%	(1.86% )	(1.81% )
Total expenses	1.86%	1.82%	2.00%	1.87%	1.86%
Net expenses[c]	1.76%	1.75%	1.97%	1.87%	1.86%
Portfolio turnover rate	—	—	—	—	—
PROSPECTUS | 644

Financial Highlights (continued)

Inverse Emerging Markets 2x Strategy Fund

Class C	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$215.46	$262.83	$300.43	$248.01	$936.48
Income (loss) from investment operations:
Net investment income (loss)[a]	4.78	7.80	.20	(7.20)	(13.80)
Net gain (loss) on investments (realized and unrealized)	(68.95)	(47.77)	(37.80)	59.62	(674.67)
Total from investment operations	(64.17)	(39.97)	(37.60)	52.42	(688.47)
Less distributions from:
Net investment income	(9.45)	(7.40)	—	—	—
Total distributions	(9.45)	(7.40)	—	—	—
Net asset value, end of period	$141.84	$215.46	$262.83	$300.43	$248.01

Total Return[b]	(30.36% )	(15.60% )	(12.52% )	21.13%	(73.52% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4	$5	$6	$7	$6
Ratios to average net assets:
Net investment income (loss)	2.79%	3.08%	0.08%	(2.44% )	(2.62% )
Total expenses	2.62%	2.59%	2.76%	2.48%	2.66%
Net expenses[c]	2.53%	2.51%	2.73%	2.48%	2.66%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Reverse share split — Per share amounts have been restated to reflect a 1:20 reverse share split effective February 24, 2025.
645 | PROSPECTUS

Financial Highlights

Strengthening Dollar 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$62.78	$58.06	$52.63	$48.47	$55.34
Income (loss) from investment operations:
Net investment income (loss)[a]	1.97	2.11	.38	(.64 )	(.64 )
Net gain (loss) on investments (realized and unrealized)	1.03 [e]	3.88 [e]	5.05 [e]	4.80	(5.95)
Total from investment operations	3.00	5.99	5.43	4.16	(6.59)
Less distributions from:
Net investment income	(2.34)	(1.27)	—	—	(.28 )
Total distributions	(2.34)	(1.27)	—	—	(.28 )
Net asset value, end of period	$63.44	$62.78	$58.06	$52.63	$48.47

Total Return[b]	4.61%	10.36%	10.32%	8.58%	(11.88% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$410	$425	$624	$1,023	$1,464
Ratios to average net assets:
Net investment income (loss)	3.06%	3.50%	0.64%	(1.32% )	(1.26% )
Total expenses[c]	2.02%	1.91%	1.82%	1.89%	1.91%
Net expenses[d]	1.92%	1.83%	1.79%	1.86%	1.87%
Portfolio turnover rate	—	—	—	—	—
PROSPECTUS | 646

Financial Highlights (continued)

Strengthening Dollar 2x Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$53.82	$50.31	$45.94	$42.62	$49.08
Income (loss) from investment operations:
Net investment income (loss)[a]	1.28	1.38	.23	(.87 )	(.90 )
Net gain (loss) on investments (realized and unrealized)	1.31 [e]	3.40 [e]	4.14 [e]	4.19	(5.28)
Total from investment operations	2.59	4.78	4.37	3.32	(6.18)
Less distributions from:
Net investment income	(2.34)	(1.27)	—	—	(.28 )
Total distributions	(2.34)	(1.27)	—	—	(.28 )
Net asset value, end of period	$54.07	$53.82	$50.31	$45.94	$42.62

Total Return[b]	3.83%	9.57%	9.51%	7.79%	(12.56% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2	$9	$38	$34	$35
Ratios to average net assets:
Net investment income (loss)	2.34%	2.66%	0.43%	(2.07% )	(2.00% )
Total expenses[c]	2.82%	2.64%	2.56%	2.66%	2.67%
Net expenses[d]	2.67%	2.57%	2.52%	2.62%	2.63%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
647 | PROSPECTUS

Financial Highlights

Weakening Dollar 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$138.60	$146.87	$166.41	$191.12	$173.56
Income (loss) from investment operations:
Net investment income (loss)[a]	4.22	4.98	1.56	(2.22)	(2.52)
Net gain (loss) on investments (realized and unrealized)	(4.85)	(11.78)	(21.10)	(22.49)	20.44
Total from investment operations	(.63 )	(6.80)	(19.54)	(24.71)	17.92
Less distributions from:
Net investment income	(5.54)	(1.47)	—	—	(.36 )
Total distributions	(5.54)	(1.47)	—	—	(.36 )
Net asset value, end of period	$132.43	$138.60	$146.87	$166.41	$191.12

Total Return[b]	(0.25% )	(4.65% )	(11.72% )	(12.95% )	10.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171	$207	$225	$192	$387
Ratios to average net assets:
Net investment income (loss)	3.11%	3.48%	1.10%	(1.18% )	(1.30% )
Total expenses	2.02%	1.91%	1.74%	1.90%	1.90%
Net expenses[c]	1.92%	1.83%	1.69%	1.84%	1.86%
Portfolio turnover rate	—	—	—	—	48%
PROSPECTUS | 648

Financial Highlights (continued)

Weakening Dollar 2x Strategy Fund

Class C	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$118.40	$126.79	$144.70	$167.43	$153.22
Income (loss) from investment operations:
Net investment income (loss)[a]	2.56	3.60	.96	(3.18)	(3.51)
Net gain (loss) on investments (realized and unrealized)	(15.92)	(10.52)	(18.87)	(19.55)	18.08
Total from investment operations	(13.36)	(6.92)	(17.91)	(22.73)	14.57
Less distributions from:
Net investment income	(5.54)	(1.47)	—	—	(.36 )
Total distributions	(5.54)	(1.47)	—	—	(.36 )
Net asset value, end of period	$99.50	$118.40	$126.79	$144.70	$167.43

Total Return[b]	(1.14% )	(5.51% )	(12.38% )	(13.57% )	9.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$0	$0	$6	$15	$37
Ratios to average net assets:
Net investment income (loss)	2.23%	2.87%	0.81%	(1.93% )	(2.04% )
Total expenses	2.73%	2.53%	2.37%	2.66%	2.66%
Net expenses	2.73%	2.46%	2.32%	2.59%	2.62%
Portfolio turnover rate	—	—	—	—	48%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
649 | PROSPECTUS

Financial Highlights

Government Long Bond 1.2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$115.37	$135.34	$186.69	$191.72	$373.52
Income (loss) from investment operations:
Net investment income (loss)[a]	3.66	3.65	3.10	1.40	.55
Net gain (loss) on investments (realized and unrealized)	(7.30)	(19.87)	(51.40)	(5.03)	(73.90)
Total from investment operations	(3.64)	(16.22)	(48.30)	(3.63)	(73.35)
Less distributions from:
Net investment income	(3.66)	(3.75)	(3.05)	(1.40)	(.50 )
Net realized gains	—	—	—	—	(107.95)
Total distributions	(3.66)	(3.75)	(3.05)	(1.40)	(108.45)
Net asset value, end of period	$108.07	$115.37	$135.34	$186.69	$191.72

Total Return[d]	(3.14% )	(12.04% )	(25.88% )	(1.96% )	(24.98% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$289	$324	$2,648	$2,231	$1,610
Ratios to average net assets:
Net investment income (loss)	3.23%	2.93%	2.18%	0.66%	0.18%
Total expenses[b]	1.30%	1.29%	1.25%	1.21%	1.30%
Net expenses[c]	1.24%	1.26%	1.24%	1.19%	1.29%
Portfolio turnover rate	1,616%	1,573%	2,562%	2,153%	1,938%
PROSPECTUS | 650

Financial Highlights (continued)

Government Long Bond 1.2x Strategy Fund

Class C	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$116.66	$134.62	$183.07	$188.15	$370.73
Income (loss) from investment operations:
Net investment income (loss)[a]	2.84	2.85	2.00	(.25 )	(1.65)
Net gain (loss) on investments (realized and unrealized)	(7.38)	(19.86)	(50.45)	(4.83)	(72.98)
Total from investment operations	(4.54)	(17.01)	(48.45)	(5.08)	(74.63)
Less distributions from:
Net investment income	(2.87)	(.95 )	—	—	—
Net realized gains	—	—	—	—	(107.95)
Total distributions	(2.87)	(.95 )	—	—	(107.95)
Net asset value, end of period	$109.25	$116.66	$134.62	$183.07	$188.15

Total Return[d]	(3.89% )	(12.67% )	(26.47% )	(2.71% )	(25.55% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$256	$120	$384	$149	$169
Ratios to average net assets:
Net investment income (loss)	2.51%	2.36%	1.41%	(0.12% )	(0.55% )
Total expenses[b]	2.06%	2.05%	2.01%	1.96%	2.05%
Net expenses[c]	2.00%	2.00%	1.99%	1.94%	2.03%
Portfolio turnover rate	1,616%	1,573%	2,562%	2,153%	1,938%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Total return does not reflect the impact of any applicable sales charges.
e
Reverse share split — Per share amounts have been restated to reflect a 1:5 reverse share split effective February 24, 2025.
651 | PROSPECTUS

Financial Highlights

Inverse Government Long Bond Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$182.11	$158.40	$126.88	$133.13	$109.61
Income (loss) from investment operations:
Net investment income (loss)[a]	6.88	7.77	.56	(3.77)	(1.09)
Net gain (loss) on investments (realized and unrealized)	6.71	18.22	30.96	(2.48)	25.05
Total from investment operations	13.59	25.99	31.52	(6.25)	23.96
Less distributions from:
Net investment income	(15.29)	(2.28)	—	—	(.44 )
Total distributions	(15.29)	(2.28)	—	—	(.44 )
Net asset value, end of period	$180.41	$182.11	$158.40	$126.88	$133.13

Total Return[d]	7.56%	16.42%	24.84%	(4.69% )	21.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,518	$2,862	$3,677	$4,385	$4,798
Ratios to average net assets:
Net investment income (loss)	3.69%	4.40%	0.37%	(3.11% )	(2.59% )
Total expenses[b]	5.34%	5.01%	4.61%	3.47%	2.97%
Net expenses[c,d,e]	5.18%	4.88%	4.56%	3.45%	2.94%
Portfolio turnover rate	643%	662%	1,076%	2,058%	2,159%
PROSPECTUS | 652

Financial Highlights (continued)

Inverse Government Long Bond Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$152.14	$133.62	$107.86	$114.03	$94.64
Income (loss) from investment operations:
Net investment income (loss)[a]	4.57	5.42	(1.03)	(4.01)	(1.11)
Net gain (loss) on investments (realized and unrealized)	5.55	15.38	26.79	(2.16)	20.94
Total from investment operations	10.12	20.80	25.76	(6.17)	19.83
Less distributions from:
Net investment income	(15.29)	(2.28)	—	—	(.44 )
Total distributions	(15.29)	(2.28)	—	—	(.44 )
Net asset value, end of period	$146.97	$152.14	$133.62	$107.86	$114.03

Total Return[d]	6.75%	15.56%	23.88%	(5.41% )	21.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$479	$582	$886	$1,048	$1,500
Ratios to average net assets:
Net investment income (loss)	2.97%	3.64%	(0.79% )	(3.85% )	(3.32% )
Total expenses[b]	6.08%	5.76%	5.35%	4.22%	3.70%
Net expenses[c,d,e]	5.93%	5.64%	5.31%	4.19%	3.68%
Portfolio turnover rate	643%	662%	1,076%	2,058%	2,159%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Total return does not reflect the impact of any applicable sales charges.
e
Net expense includes expenses related to short sales. Excluding these expenses, the net the operating expense ratios for the years presented would be:
	03/31/25	03/31/24	03/31/23	03/31/22	03/31/21
Class A	1.58%	1.61%	1.64%	1.63%	1.73%
Class C	2.33%	2.36%	2.40%	2.38%	2.28%
653 | PROSPECTUS

Financial Highlights

High Yield Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$121.29	$114.48	$117.11	$122.60	$108.68
Income (loss) from investment operations:
Net investment income (loss)[a]	3.92	3.96	1.41	(1.36)	(.55 )
Net gain (loss) on investments (realized and unrealized)	3.87	7.66	(3.68)	(4.13)	14.47 [e]
Total from investment operations	7.79	11.62	(2.27)	(5.49)	13.92
Less distributions from:
Net investment income	(8.70)	(4.81)	(.36 )	—	—
Total distributions	(8.70)	(4.81)	(.36 )	—	—
Net asset value, end of period	$120.38	$121.29	$114.48	$117.11	$122.60

Total Return[b]	6.41%	10.33%	(1.89% )	(4.48% )	12.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,525	$2,990	$2,524	$2,962	$4,021
Ratios to average net assets:
Net investment income (loss)	3.18%	3.40%	1.28%	(1.10% )	(1.21% )
Total expenses[c]	1.59%	1.59%	1.54%	1.51%	1.60%
Net expenses[d]	1.53%	1.54%	1.52%	1.49%	1.57%
Portfolio turnover rate	—	—	—	40%	134%
PROSPECTUS | 654

Financial Highlights (continued)

High Yield Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$100.93	$96.73	$99.75	$105.21	$93.96
Income (loss) from investment operations:
Net investment income (loss)[a]	2.48	2.49	.50	(1.97)	(.81 )
Net gain (loss) on investments (realized and unrealized)	3.20	6.52	(3.16)	(3.49)	12.06 [e]
Total from investment operations	5.68	9.01	(2.66)	(5.46)	11.25
Less distributions from:
Net investment income	(8.70)	(4.81)	(.36 )	—	—
Total distributions	(8.70)	(4.81)	(.36 )	—	—
Net asset value, end of period	$97.91	$100.93	$96.73	$99.75	$105.21

Total Return[b]	5.62%	9.51%	(2.62% )	(5.19% )	11.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$476	$417	$1,251	$1,313	$2,136
Ratios to average net assets:
Net investment income (loss)	2.44%	2.55%	0.53%	(1.86% )	(1.96% )
Total expenses[c]	2.34%	2.33%	2.29%	2.26%	2.34%
Net expenses[d]	2.28%	2.30%	2.27%	2.24%	2.32%
Portfolio turnover rate	—	—	—	40%	134%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
655 | PROSPECTUS

Financial Highlights

Inverse High Yield Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$48.49	$49.81	$49.19	$50.15	$62.01
Income (loss) from investment operations:
Net investment income (loss)[a]	1.62	1.72	(.01 )	(.64 )	(.68 )
Net gain (loss) on investments (realized and unrealized)	(1.37)	(3.04)	.63 [e]	.82	(7.31)
Total from investment operations	.25	(1.32)	.62	.18	(7.99)
Less distributions from:
Net investment income	—	—	—	(1.14)	(3.87)
Total distributions	—	—	—	(1.14)	(3.87)
Net asset value, end of period	$48.74	$48.49	$49.81	$49.19	$50.15

Total Return[b]	0.52%	(2.65% )	1.26%	0.47%	(12.88% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$331	$232	$351	$238	$5,612
Ratios to average net assets:
Net investment income (loss)	3.34%	3.43%	(0.02% )	(1.31% )	(1.28% )
Total expenses[c]	1.56%	1.58%	1.55%	1.50%	1.56%
Net expenses[d]	1.48%	1.54%	1.55%	1.49%	1.54%
Portfolio turnover rate	—	—	—	344%	438%
PROSPECTUS | 656

Financial Highlights (continued)

Inverse High Yield Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$42.50	$44.00	$43.75	$44.74	$56.62
Income (loss) from investment operations:
Net investment income (loss)[a]	1.14	1.17	.01	(.81 )	(.90 )
Net gain (loss) on investments (realized and unrealized)	(1.23)	(2.67)	.24 [e]	.96	(7.11)
Total from investment operations	(.09 )	(1.50)	.25	.15	(8.01)
Less distributions from:
Net investment income	—	—	—	(1.14)	(3.87)
Total distributions	—	—	—	(1.14)	(3.87)
Net asset value, end of period	$42.41	$42.50	$44.00	$43.75	$44.74

Total Return[b]	(0.21% )	(3.41% )	0.57%	0.45%	(14.23% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8	$24	$85	$119	$162
Ratios to average net assets:
Net investment income (loss)	2.69%	2.64%	0.01%	(1.88% )	(1.78% )
Total expenses[c]	2.32%	2.33%	2.29%	2.26%	2.36%
Net expenses[d]	2.25%	2.29%	2.29%	2.22%	2.31%
Portfolio turnover rate	—	—	—	344%	438%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
657 | PROSPECTUS

Financial Highlights

Emerging Markets Bond Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$57.69	$58.60	$62.44	$70.11	$63.93
Income (loss) from investment operations:
Net investment income (loss)[a]	1.67	1.79	.60	(1.07)	(1.14)
Net gain (loss) on investments (realized and unrealized)	.82	3.08	(4.44)	(6.60)	8.16
Total from investment operations	2.49	4.87	(3.84)	(7.67)	7.02
Less distributions from:
Net investment income	(3.98)	(5.78)	—	—	(.84 )
Total distributions	(3.98)	(5.78)	—	—	(.84 )
Net asset value, end of period	$56.20	$57.69	$58.60	$62.44	$70.11

Total Return[b]	4.38%	8.63%	(6.15% )	(10.98% )	10.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36	$71	$266	$46	$48
Ratios to average net assets:
Net investment income (loss)	2.91%	3.07%	1.06%	(1.54% )	(1.72% )
Total expenses	1.66%	1.64%	1.61%	1.57%	1.74%
Net expenses[c]	1.61%	1.62%	1.61%	1.57%	1.74%
Portfolio turnover rate	—	—	—	—	—
PROSPECTUS | 658

Financial Highlights (continued)

Emerging Markets Bond Strategy Fund

Class C	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$51.80	$53.59	$57.52	$65.07	$59.82
Income (loss) from investment operations:
Net investment income (loss)[a]	1.09	1.35	(.04 )	(1.47)	(1.56)
Net gain (loss) on investments (realized and unrealized)	.74	2.64	(3.89)	(6.08)	7.65
Total from investment operations	1.83	3.99	(3.93)	(7.55)	6.09
Less distributions from:
Net investment income	(3.98)	(5.78)	—	—	(.84 )
Total distributions	(3.98)	(5.78)	—	—	(.84 )
Net asset value, end of period	$49.65	$51.80	$53.59	$57.52	$65.07

Total Return[b]	3.58%	7.81%	(6.83% )	(11.62% )	10.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$9	$22	$63	$52
Ratios to average net assets:
Net investment income (loss)	2.10%	2.53%	(0.07% )	(2.28% )	(2.36% )
Total expenses	2.41%	2.37%	2.35%	2.31%	2.40%
Net expenses[c]	2.37%	2.34%	2.35%	2.31%	2.40%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
659 | PROSPECTUS

Financial Highlights

U.S. Government Money Market Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.04	.02	— [c]	— [c]
Net gain (loss) on investments (realized and unrealized)	— [c]	— [c]	— [c]	— [c]	— [c]
Total from investment operations	.04	.04	.02	— [c]	— [c]
Less distributions from:
Net investment income	(.04 )	(.04 )	(.02 )	—	—
Net realized gains	— [c]	— [c]	—	—	—
Total distributions	(.04 )	(.04 )	(.02 )	—	—
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.98%	4.33%	1.86%	0.00% [d]	0.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,420	$275,650	$311,699	$356,201	$348,971
Ratios to average net assets:
Net investment income (loss)	3.91%	4.26%	1.81%	(0.04% )	0.00% [d]
Total expenses	1.05%	1.05%	0.99%	0.95%	1.04%
Net expenses[b]	1.05%	1.05%	0.86%	0.12%	0.16%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratio after expense waivers and reimbursements, as applicable.
c
Less than $0.01 per share.
d
Less than 0.01%.
PROSPECTUS | 660

Index Publishers Information

Frank Russell Company
The Inverse Russell 2000® Strategy Fund, Russell 2000® Fund and Russell 2000® 1.5x Strategy Fund (the “Guggenheim Russell Funds”) are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company (“Russell”). Russell is not responsible for and has not reviewed the Guggenheim Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the “Russell Index”) which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Guggenheim Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.
Russell’s publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.
Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.
Russell® is a trademark of the Frank Russell Company.
ICE Futures U.S., Inc.
The Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Products”) are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures”). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index® to track market performance of either Product. ICE Futures’ only relationship to Guggenheim Investments (“Licensee”) is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.
ICE Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein. ICE Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. ICE Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or any data included therein. Without limiting any of the foregoing, in no event shall ICE Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
NASDAQ OMX Group, Inc.
The Inverse NASDAQ-100® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund and NASDAQ-100® Fund (the “Guggenheim NASDAQ Funds”) are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”).The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Guggenheim NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Guggenheim NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to
661 | PROSPECTUS

track general stock market performance. The Corporations’ only relationship to Guggenheim Investments (“Licensee”) is in the licensing of the NASDAQ®, NASDAQ-100®, and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Guggenheim NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Guggenheim NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Guggenheim NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Guggenheim NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Guggenheim NASDAQ Funds.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ-100 Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Guggenheim NASDAQ Funds, or any other person or entity from the use of the NASDAQ-100 Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ-100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of such damages.
Nikkei Inc.
Nikkei Inc. (the “Index Publisher”) does not sponsor, endorse, sell or promote any Guggenheim Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:
•
The advisability of investing in index funds;
•
The ability of any index to track stock market performance;
•
The accuracy and/or the completeness of the aforementioned index or any data included therein;
•
The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and
•
The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.
Further, the Index Publisher does not:
•
Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;
•
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;
•
Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;
•
Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;
•
Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;
•
Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.
S&P Dow Jones Indices LLC
The “Dow Jones Industrial Average” and “S&P Emerging 50 ADR Index” are products of S&P Dow Jones Indices LLC (“SPDJI”) and have been licensed for use by Security Investors, LLC. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average® are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Security Investors, LLC.
The Dow Jones Industrial Average® Fund, Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund (the “Guggenheim S&P Dow Jones Funds”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Guggenheim S&P Dow Jones Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim S&P
PROSPECTUS | 662

Dow Jones Funds particularly or the ability of the Dow Jones Industrial Average or S&P Emerging 50 ADR Index to track general market performance. S&P Dow Jones Indices’ only relationship to Security Investors, LLC, with respect to the Dow Jones Industrial Average and S&P Emerging 50 ADR Index, is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average and S&P Emerging 50 ADR Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Security Investors, LLC or the Guggenheim S&P Dow Jones Funds. S&P Dow Jones Indices has no obligation to take the needs of Security Investors, LLC or the owners of the Guggenheim S&P Dow Jones Funds into consideration in determining, composing or calculating the Dow Jones Industrial Average or S&P Emerging 50 ADR Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Guggenheim S&P Dow Jones Funds or the timing of the issuance or sale of the Guggenheim S&P Dow Jones Funds or in the determination or calculation of the equation by which the Guggenheim S&P Dow Jones Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Guggenheim S&P Dow Jones Funds. There is no assurance that investment products based on the Dow Jones Industrial Average or S&P Emerging 50 ADR Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc., a shareholder of S&P Dow Jones Indices, and its affiliates may independently issue and/or sponsor financial products unrelated to the Guggenheim S&P Dow Jones Funds currently being issued by Security Investors, LLC, but which may be similar to and competitive with the Guggenheim S&P Dow Jones Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average and S&P Emerging 50 ADR Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR S&P EMERGING 50 ADR INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SECURITY INVESTORS, LLC, OWNERS OF THE GUGGENHEIM S&P DOW JONES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR S&P EMERGING 50 ADR INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SECURITY INVESTORS, LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Standard & Poor’s
The Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Nova Fund, S&P 500® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund (the “Guggenheim S&P Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation, condition, warranty, express or implied, to the owners of the Guggenheim S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, and S&P SmallCap 600 Pure Value Index (the “S&P Indices”) to track general stock market performance or provide a basis for superior investment performance. S&P’s only relationship to Guggenheim Investments (the “Licensee”) is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Guggenheim S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Guggenheim S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the
663 | PROSPECTUS

determination of the prices and amount of the Guggenheim S&P Funds or the timing of the issuance or sale of the Guggenheim S&P Funds or in the determination or calculation of the equation by which the Guggenheim S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Guggenheim S&P Funds.
S&P does not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Guggenheim S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.
“Standard & Poor’s®,” S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “Standard & Poor’s MidCap 400®,” “S&P MidCap 400®,” “Standard & Poor’s SmallCap,” “S&P SmallCap 600®,” “S&P 500 Pure Value,” “S&P 500 Pure Growth,” “S&P MidCap 400 Pure Value,” “S&P MidCap 400 Pure Growth,” “S&P SmallCap 600 Pure Value,” and “S&P SmallCap 600 Pure Growth” are trademarks of The McGraw-Hill Companies, Inc.
STOXX Ltd.
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers have no relationship to Guggenheim Investments other than the licensing of the STOXX Europe 50® Index (hereinafter “Index”) and the related trademarks for use in connection with the Europe 1.25x Strategy Fund (hereinafter the “Product”).
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers do not:
•
sponsor, endorse, sell or promote the Product or recommend that any person invest in the Product or any other securities.
•
have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Product.
•
have any responsibility or liability for the administration, management or marketing of the Product.
•
Consider the needs of the Product or the owners of the Product in determining, composing or calculating the Index or have any obligation to do so.
STOXX Ltd. and Qontigo Index GmbH respectively as the licensor and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Product or its performance.
Specifically,
•
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•
the results to be obtained by the Product, the owner of the Product or any other person in connection with the use of the Index and the data included in the Index;
•
the accuracy or completeness of the Index and its data;
•
the merchantability and the fitness for a particular purpose or use of the Index and its data;
•
the performance of the Product generally.
•
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the Index or its data;
•
Under no circumstances will STOXX Ltd., Qontigo Index GmbH or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the Index or its data or generally in relation to the Product even in circumstances where STOXX Ltd., Qontigo Index GmbH or their licensors, research partners or data providers are aware that such loss or damage may occur.
STOXX Ltd. and Qontigo Index GmbH do not assume any contractual relationship with the purchasers of the Product or any other third parties. The licensing agreement between Guggenheim Investments and the respective licensors solely for their benefit and not for the benefit of the owners of the Product or any other third parties.
PROSPECTUS | 664

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:

Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded, without charge, from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
The information contained in or otherwise accessible through the Guggenheim Investments website does not form part of, and is not incorporated by reference into, this Prospectus.
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Annual/Semi-Annual Reports and Form N-CSR
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. The Funds' annual and semi-annual reports and other information, such as Fund financial statements, are available, without charge, upon request by calling the Funds' toll-free telephone number 800.820.0888 or by visiting http://www.guggenheiminvestments.com. In the Funds' annual reports, among other things, you will find a brief summary of key factors that materially affected the Funds' performance during the reporting period, including the relevant market conditions and investment strategies and techniques used by the Advisor. In Form N-CSR, you will find, among other things, the Funds' annual and semi-annual financial statements.
Statement of Additional Information
The SAI, which includes additional information about the Funds, is available, without charge, upon request by calling the Funds' toll-free telephone number 800.820.0888 or by visiting http://www.guggenheiminvestments.com. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds' toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference and thus is deemed to be legally part of this Prospectus.
The Trust’s Investment Company Act file number is listed below.
Rydex Series Funds: 811-07584
No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.
665 | PROSPECTUS

Appendix A – Sales Charge Waivers and Discounts Available Through Intermediaries

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary. The applicable financial intermediary is responsible for the implementation and administration of these sales charge waivers and/or discounts.
In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.
Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
Transaction size breakpoints, as described in this Prospectus or the SAI.
Rights of accumulation (ROA), as described in this Prospectus or the SAI.
Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven- year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father,
A-1 | PROSPECTUS

grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
Redemptions due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
Redemptions made in connection with a return of excess contributions from an IRA account.
Shares purchased through a Right of Reinstatement (as defined above).
Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
E*TRADE Securities LLC (“E*TRADE”)
E*TRADE Front-End Sales Charge Waiver
Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.
Edward D. Jones & Co., L.P. (“Edward Jones”)
Effective on or after August 28, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Guggenheim Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Guggenheim Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
PROSPECTUS | A-2

•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
A-3 | PROSPECTUS

•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform.
•
A 529 account held on an Edward Jones platform.
•
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a Fund to Class A shares of the same fund.
Janney Montgomery Scott LLC
If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Guggenheim Investments family of funds (collectively, the “Guggenheim Funds”).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the Guggenheim Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Funds’ Prospectus.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different Fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Funds’ Prospectus.
PROSPECTUS | A-4

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Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Guggenheim Funds assets held by accounts within the purchaser’s household at Janney. Eligible Guggenheim Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Guggenheim Funds over a 13-month time period. Eligible Guggenheim Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
JP Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back- end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or statement of additional information.
Front-End Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion Available at J.P. Morgan Securities LLC
•
A shareholder in the Fund's Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund without any applicable sales charge if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.
CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC
•
Shares sold upon death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the Prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund's Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
A-5 | PROSPECTUS

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
Purchases or sales of front-end (i.e. Class A) or level-load (i.e. Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
•
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g. the fund's officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-End, Back-End and Level Load Shares Available at Merrill
•
Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))
•
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as de- scribed in the Merrill SLWD Supplement
PROSPECTUS | A-6

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
Morgan Stanley Smith Barney LLC
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund;
•
Shares purchased through a Morgan Stanley self-directed brokerage account;
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•
Shares purchased by or through a 529 Plan.
•
Shares purchased through a OPCO affiliated investment advisory program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family).
•
Shares purchased from the proceeds of redemptions within the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
•
Employees and registered representatives of OPCO or its affiliates and their family members.
•
Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus.
CDSC Waivers on A and C Shares Available at OPCO
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in this Prospectus.
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
A-7 | PROSPECTUS

•
Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this Prospectus.
•
Rights of Accumulation (“ROA”) and Letters of Intent (“LOI”), which entitle shareholders to breakpoint discounts as described in this Prospectus, will be automatically calculated based on the aggregated holdings of Guggenheim Family of Funds assets held by accounts within the purchaser’s household at OPCO. Eligible Guggenheim Family of Funds assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and C Shares Available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (“Baird”)
Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
PROSPECTUS | A-8

Front-End Sales Charge Waivers on Class A Shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund.
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
•
Shares purchased from the proceeds of redemptions from another fund within the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares of that Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird.
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird
•
Shares sold due to death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
•
Shares bought due to returns of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus.
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this Prospectus.
•
Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of the Guggenheim Family of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Guggenheim Family of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the Guggenheim Family of Funds through Baird, over a 13-month period of time.
Stifel, Nicolaus & Company, Incorporated ("Stifel")
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-End Sales Charge Waiver on Class A Shares
•
Class C shares of a Fund that have been held for more than seven (7) years will be converted into Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
All other sales charge waivers and reductions described elsewhere in the Funds' Prospectus or SAI still apply.
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
A-9 | PROSPECTUS

Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
•
Shares purchased through a rollover from another 529 plan.
•
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.
•
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts.
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
•
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number.
•
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
•
Gift of shares will not be considered when determining breakpoint discounts.
PROSPECTUS | A-10

Appendix B – Additional Index Information

The following index descriptions are summaries based on publicly available information regarding the respective index.  The Funds and Guggenheim Investments have not verified such publicly available information and disclaim responsibility for their accuracy and completeness.
The Bloomberg Emerging Markets USD Aggregate Bond Index is a flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund (IMF) country classifications.
The Bloomberg U.S. Aggregate Bond Index is a broad-based market index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.
The Bloomberg U.S. Treasury Bellwethers 30 Yr. Index tracks the performance and attributes of on-the-run (most recently auctioned) U.S. Treasuries that reflect the most recently issued 30-year securities.
The Dow Jones Industrial Average® (The Dow®) is a price-weighted index of 30 U.S. blue-chip companies that covers all industries except transportation and utilities.
The ICE BofA BBB & Lower Sovereign USD External Debt Index tracks the performance of U.S. dollar denominated emerging market and cross-over sovereign debt publicly issued in the eurobond or U.S. domestic market. Index constituents are market capitalization weighted.
The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large-, mid- and small-cap segments of the U.S. market. With 117 constituents, it represents about 99% of the U.S. REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status.
The MSCI World ex USA Index is a broad-based market index that captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. The DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. With 806 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The NASDAQ-100 Index® is a modified capitalization-weighted index designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
The Nikkei-225 Stock Average Index is a price-weighted equity index that consists of 225 stocks in the Prime Market of the Tokyo Stock Exchange. The Index is used around the globe as the premier index of Japanese stocks.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is a subset of the Russell 3000® Index which is designed to represent approximately 98% of the investable U.S. equity market.
B-1 | PROSPECTUS

The S&P 500® Index is a broad-based index that includes 500 leading companies and covers approximately 80% of available market capitalization. The Index is widely regarded as the best single gauge of large-cap U.S. equities.
The S&P 500® Consumer Discretionary Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Consumer Discretionary Sector. The manufacturing segment of the GICS® Consumer discretionary sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.
The S&P 500® Consumer Staples Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Consumer Staples Sector. The GICS® Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers.
The S&P 500® Energy Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Energy Sector. The GICS® Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services.
The S&P 500® Financials Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Financials Sector. The GICS® Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance.
The S&P 500® Health Care Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Health Care Sector. The GICS® Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.
The S&P 500® Industrials Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Industrials Sector. The GICS® Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services.
The S&P 500® Information Technology Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Information Technology Sector. The GICS® Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.
The S&P 500® Materials Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Materials Sector. The GICS® Materials Sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.
The S&P 500® Telecommunication Services Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Communication Services Sector and Information Technology Sector. The GICS® Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The GICS Information Technology Sector includes
PROSPECTUS | B-2

companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.
The S&P 500® Utilities Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Utilities Sector. The GICS® Utilities Sector includes utility companies such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources.
The S&P 500® Pure Growth Index is a style-concentrated index designed to track the performance of stocks included in the S&P 500® Index that exhibit the strongest growth characteristics by using a style-attractiveness-weighting scheme. The S&P 500® Index a broad-based index that includes 500 leading companies and covers approximately 80% of available market capitalization. The Index is widely regarded as the best single gauge of large-cap U.S. equities.
The S&P 500® Pure Value Index is a style-concentrated index designed to track the performance of stocks included in the S&P 500® Index that exhibit the strongest value characteristics by using a style-attractiveness-weighting scheme. The S&P 500® Index a broad-based index that includes 500 leading companies and covers approximately 80% of available market capitalization. The Index is widely regarded as the best single gauge of large-cap U.S. equities.
The S&P Emerging 50 ADR Index seeks to track all American depositary receipts trading on the NYSE, NYSE American, and NASDAQ that represent shares in the largest 50 companies from emerging markets.
The S&P MidCap 400® Index is an index designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. The Index provides investors with a benchmark for mid-sized companies.
The S&P MidCap 400® Pure Growth Index includes only those components of the S&P MidCap 400® Index that exhibit strong growth characteristics (measured using sales growth, the ratio of earnings change to price, and momentum), and weights them by growth score. The S&P MidCap 400® Index is an index designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. The Index provides investors with a benchmark for mid-sized companies.
The S&P MidCap 400® Pure Value Index includes only those components of the S&P MidCap 400® Index that exhibit strong value characteristics (measured using the ratios of book value, earnings, and sales to price), and weights them by value score. The S&P MidCap 400® Index is an index designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. The Index provides investors with a benchmark for mid-sized companies.
The S&P SmallCap 600® Pure Growth Index includes only those components of the S&P SmallCap 600® Index that exhibit strong growth characteristics (measured using sales growth, the ratio of earnings change to price, and momentum), and weights them by growth score. The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.
The S&P SmallCap 600® Pure Value Index includes only those components of the S&P SmallCap 600® Index that exhibit strong value characteristics (measured using the ratios of book value, earnings, and sales to price), and weights them by value score. The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.
The STOXX Europe 50® Index is Europe’s leading Blue-chip index and provides a representation of super-sector leaders in Europe. The Index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The U.S. Dollar Index® measures the performance of the U.S. dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.
B-3 | PROSPECTUS

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SERACI-1-0825x0826

Front Cover

Mutual Funds	|	|	8.1.2025
Rydex Funds Prospectus
Investor Class and Class H

Ticker Symbol		Fund Name
Rydex Domestic Equity — Broad Market Funds
Investor Class	Class H
RYNVX	RYNHX	Nova Fund*
	RYSPX	S&P 500® Fund
RYURX	RYUHX	Inverse S&P 500® Strategy Fund*
	RMQHX	Monthly Rebalance NASDAQ-100® 2x Strategy Fund*
RYOCX	RYHOX	NASDAQ-100® Fund
RYAIX	RYALX	Inverse NASDAQ-100® Strategy Fund*
	RYMDX	Mid-Cap 1.5x Strategy Fund*
	RYMHX	Inverse Mid-Cap Strategy Fund*
	RYMKX	Russell 2000® 1.5x Strategy Fund*
	RYRHX	Russell 2000® Fund
	RYSHX	Inverse Russell 2000® Strategy Fund*
	RYDHX	Dow Jones Industrial Average® Fund
Rydex Domestic Equity — Style Box Funds
Class H
	RYAWX	S&P 500® Pure Growth Fund
	RYZAX	S&P 500® Pure Value Fund
	RYBHX	S&P MidCap 400® Pure Growth Fund
	RYAVX	S&P MidCap 400® Pure Value Fund
	RYWAX	S&P SmallCap 600® Pure Growth Fund
	RYAZX	S&P SmallCap 600® Pure Value Fund
Rydex Sector Funds
Investor Class	Class H
RYKIX	RYKAX	Banking Fund
RYBIX	RYBAX	Basic Materials Fund
RYOIX	RYOAX	Biotechnology Fund
RYCIX	RYCAX	Consumer Products Fund
RYSIX	RYSAX	Electronics Fund
RYEIX	RYEAX	Energy Fund
RYVIX	RYVAX	Energy Services Fund
RYFIX	RYFAX	Financial Services Fund
RYHIX	RYHAX	Health Care Fund
RYIIX	RYIAX	Internet Fund
Ticker Symbol		Fund Name
Rydex Sector Funds (continued)
Investor Class	Class H
RYLIX	RYLAX	Leisure Fund
RYPMX	RYMPX	Precious Metals Fund
	RYHRX	Real Estate Fund
RYRIX	RYRAX	Retailing Fund
RYTIX	RYTAX	Technology Fund
RYMIX	RYMAX	Telecommunications Fund
RYPIX	RYPAX	Transportation Fund
RYUIX	RYAUX	Utilities Fund
Rydex International Equity Funds
Class H
	RYEUX	Europe 1.25x Strategy Fund*
	RYJHX	Japan 2x Strategy Fund*
	RYWVX	Emerging Markets 2x Strategy Fund*
	RYWYX	Inverse Emerging Markets 2x Strategy Fund*
Rydex Specialty Funds
Class H
	RYSBX	Strengthening Dollar 2x Strategy Fund*
	RYWBX	Weakening Dollar 2x Strategy Fund*
Rydex Fixed Income Funds
Investor Class	Class H
RYGBX	RYHBX	Government Long Bond 1.2x Strategy Fund*
RYJUX	RYHJX	Inverse Government Long Bond Strategy Fund*
	RYHGX	High Yield Strategy Fund
	RYIHX	Inverse High Yield Strategy Fund*
	RYGTX	Emerging Markets Bond Strategy Fund
Rydex Money Market Fund
Money Market Class
RYFXX		U.S. Government Money Market Fund
*
For important information regarding the Funds' investment objectives and their use of leverage, please see the following page.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
SERIAH-1-0825x0826	guggenheiminvestments.com

*
The Funds are very different from most mutual funds in that they seek to provide leveraged, leveraged inverse or inverse investment results and are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. Certain of the Funds seek to provide such investment results on a daily basis and the Monthly Rebalance NASDAQ-100® 2x Strategy Fund seeks to provide such investment results on a calendar month basis. The Inverse Funds pursue investment goals which are inverse to the performance of their respective underlying index and the Leveraged Inverse Funds pursue investment goals which are inverse to 200% of the performance of their respective underlying index, a result opposite of most other mutual funds. Investors should note that the pursuit of such leveraged, leveraged inverse and inverse investment goals has the following implications: • The Leveraged Funds and Leveraged Inverse Funds are riskier than alternatives that do not use leverage because the performance of an investment in a Leveraged Fund or Leveraged Inverse Fund is magnified. • The effect of leverage on a Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (e.g., 200% of the performance of its underlying index) over a period of time greater than one day or full calendar month, as applicable. This means that the return of a Fund for a period of longer than a single trading day or full calendar month, as applicable, will be the result of each day’s or month's compounded returns over the period, which will very likely differ from the return of the Fund’s benchmark for that period. As a consequence, especially during periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day or different than a full calendar month (whether for a period shorter or longer than a full calendar month), as applicable, will not be the product of the return of a Fund’s stated investment goal (e.g., 2x) and the cumulative performance of the Fund’s benchmark. For the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, which seeks to provide investment results on a calendar month basis, an investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the exposure to the underlying index from that point until the end of the calendar month. In addition, for Funds that seek to provide investment results on a daily basis, as a result of compounding, a Fund’s performance for periods greater than one day is likely to be either greater than or less than the performance of the Fund’s underlying index times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should: (a) for each Leveraged Fund and Leveraged Inverse Fund, understand the risks associated with the use of leverage, (b) for each Leveraged Fund and Leveraged Inverse Fund, understand the consequences of seeking daily leveraged investment results, (c) for each Inverse Fund and Leveraged Inverse Fund, understand the risks of shorting, and (d) intend to actively manage and monitor their investments. Investors who do not understand the Funds or do not actively manage and monitor their investments should not buy shares of the Funds.

Each Leveraged Fund (except for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Europe 1.25x Strategy Fund and Japan 2x Strategy Fund) seeks daily exposure to its underlying index equal to or in excess of 120% of its net assets (please see each Leveraged Fund's Summary Section for the specific daily exposure sought, which may be in excess of 120%) while each Leveraged Inverse Fund seeks daily exposure to its underlying index equal to -200% of its net assets. As a consequence, for each Fund the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Leveraged Fund and a gain in the value of the underlying index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

The Monthly Rebalance NASDAQ-100® 2x Strategy Fund does not seek to provide investment results on a daily basis or for periods different than a full calendar month that match the performance of its benchmark, but rather seeks to provide investment results that match the performance of its benchmark on a full calendar month basis. The Fund seeks exposure to its underlying index equal to 200% of its net assets. As a consequence, the risk of total loss of your investment exists in the event of a decline in the value of the Fund’s underlying index in excess of 50%. In short, the risk of total loss of your investment exists.

The Europe 1.25x Strategy Fund and the Japan 2x Strategy Fund do not seek to provide investment results on a daily basis that match the performance of a specific benchmark, but rather seek to provide investment results that correlate to the performance of a specific benchmark over time. However, similar to the Leveraged Funds and Leveraged Inverse Funds discussed above, each of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund seeks exposure to its underlying index equal to 125% and 200% of its net assets, respectively. As a consequence, for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of the Fund). In short, the risk of total loss of your investment exists.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

Table of Contents

FUND SUMMARIES
(Includes Important Information About the Fund (if applicable); Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Nova Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Nova Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from 150% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.5x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.  The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”).  The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.61%	0.61%
Short Sales Dividend and Interest Expense	0.02%	0.02%
Remaining Other Expenses	0.59%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.37%	1.62%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.05%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.32%	1.56%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
1 | PROSPECTUS

2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$134	$429	$745	$1,642
Class H	$159	$505	$876	$1,917
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 180% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund’s benchmark. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. Certain of the companies included in
PROSPECTUS | 2

the S&P 500® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are
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backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.5x	10%	25%	50%	75%	100%
-60%	-90%	-75%	-75%	-77%	-79%	-83%
-50%	-75%	-65%	-65%	-68%	-72%	-76%
-40%	-60%	-54%	-55%	-58%	-62%	-68%
-30%	-45%	-42%	-43%	-47%	-52%	-60%
-20%	-30%	-29%	-31%	-34%	-42%	-51%
-10%	-15%	-15%	-17%	-23%	-32%	-41%
0%	0%	0%	-2%	-9%	-19%	-32%
10%	15%	14%	13%	5%	-6%	-21%
20%	30%	31%	29%	19%	9%	-9%
30%	45%	47%	45%	35%	20%	2%
40%	60%	65%	62%	50%	35%	13%
50%	75%	83%	79%	68%	49%	25%
60%	90%	102%	98%	85%	63%	38%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 16.30%. The underlying index’s highest one-year volatility rate during the five-year period is 20.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 16.64%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns  which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction,
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development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
PROSPECTUS | 10

Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of the Fund's underlying index.The underlying index also serves as a broad-based securities market index representing the overall domestic equity market. For additional information about the Fund's underlying index, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	6.16%
Highest Quarter	June 30, 2020	31.11%
Lowest Quarter	March 31, 2020	-31.69%
PROSPECTUS | 12

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	33.15%	16.58%	15.54%
Return After Taxes on Distributions	32.81%	13.82%	14.02%
Return After Taxes on Distributions and Sale of Fund Shares	19.63%	11.80%	12.26%
Class H—Before Taxes	32.81%	16.30%	15.27%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 14

S&P 500® Fund

INVESTMENT OBJECTIVE
The S&P 500® Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.65%
Total Annual Fund Operating Expenses	1.65%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.60%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$163	$515	$892	$1,950
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds, futures contracts, and options on securities, futures
15 | PROSPECTUS

contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. Certain of the companies included in the S&P 500® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
PROSPECTUS | 16

Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk
17 | PROSPECTUS

and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
PROSPECTUS | 18

Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
19 | PROSPECTUS

Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector.
PROSPECTUS | 20

The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of the Fund's underlying index.The underlying index also serves as a broad-based securities market index representing the overall domestic equity market. For additional information about the Fund's underlying index, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
21 | PROSPECTUS

The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	5.32%
Highest Quarter	June 30, 2020	19.94%
Lowest Quarter	March 31, 2020	-19.96%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	22.99%	12.61%	11.21%
Return After Taxes on Distributions	22.46%	11.36%	10.13%
Return After Taxes on Distributions and Sale of Fund Shares	13.62%	9.49%	8.71%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PROSPECTUS | 22

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
23 | PROSPECTUS

Inverse S&P 500® Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse S&P 500® Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.62%	0.61%
Short Sales Dividend and Interest Expense	0.02%	0.03%
Remaining Other Expenses	0.60%	0.58%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses[2]	1.58%	1.82%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.13%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.45%	1.69%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
PROSPECTUS | 24

2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$148	$486	$848	$1,867
Class H	$172	$560	$973	$2,127
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds ("ETFs"), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
25 | PROSPECTUS

The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. Certain of the companies included in the S&P 500® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
PROSPECTUS | 26

Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
27 | PROSPECTUS

The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 16.30%. The underlying index’s highest one-year volatility rate during the five-year period is 20.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 16.64%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
PROSPECTUS | 28

Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
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Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S.
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REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments
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they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of the Fund's underlying index. The underlying index also serves as a broad-based securities market index representing the overall domestic equity market. For additional information about the Fund's underlying index, please see Appendix A – Additional Index Information to the Fund’s Prospectus.
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The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-4.81%
Highest Quarter	June 30, 2022	16.72%
Lowest Quarter	June 30, 2020	-19.17%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	-13.08%	-13.05%	-12.01%
Return After Taxes on Distributions	-15.40%	-13.73%	-12.39%
Return After Taxes on Distributions and Sale of Fund Shares	-7.78%	-9.44%	-7.76%
Class H—Before Taxes	-13.26%	-13.23%	-12.22%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
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PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Monthly Rebalance NASDAQ-100® 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Monthly Rebalance NASDAQ-100® 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks calendar month leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time longer than a full calendar month. This means that the return of the Fund for a period longer than a full calendar month will be the result of each calendar month's compounded return over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period different than a full calendar month (whether for a period shorter than or longer than a full calendar month) will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark for the full calendar month.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.65%
Short Sales Dividend and Interest Expense	0.04%
Remaining Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.80%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.53%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.27%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep net operating expenses for Class H shares (including Rule 12b-1 fees (if any), but exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles) (“Excluded Expenses”)) from exceeding 1.35% of the Fund’s Class H shares average daily net
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assets. The Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) includes Excluded Expenses and, thus, from time to time may be higher than 1.35%. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
3
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$129	$515	$925	$2,072
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1036% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies included in the underlying index or common stock with the same characteristics as those included in the Fund's benchmark and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or providing exposure in the same proportion that those securities are represented in the Fund's benchmark. The Fund also may purchase options contracts designed to protect the value of the Fund's portfolio or particular instruments held by the Fund in the event of an extreme intra-month movement in the value of the underlying index. The Fund is not obligated to engage in such protective investment measures nor is there any guarantee that such measures will be successful in protecting the value of the Fund. Such protective measures also may adversely affect the Fund's ability to realize extreme gains in the value of the Fund's benchmark. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to international companies included in the Fund's benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and securities and financial instruments with economic characteristics that should perform similarly to the securities of companies in the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
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The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $18.4 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry and Software Industry, separate industries within the Information Technology Sector. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Consumer Staples Sector, Health Care Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. Depending on the effect on the Fund's portfolio of the underlying index's movements during any calendar month it may be necessary for the Advisor to rebalance the Fund's portfolio on the last trading day of each calendar month. Generally, the Fund's portfolio would be rebalanced at the end of a given month to increase the portfolio's exposure in response to that calendar month's gains or to reduce the portfolio's exposure in response to that calendar month's losses. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates
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and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a full calendar month, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting monthly returns over periods greater than a single month. The Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s monthly returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a monthly basis.
Fund performance for periods different than a full calendar month can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on
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Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-85%	-86%	-89%	-93%	-97%
-50%	-100%	-76%	-78%	-82%	-88%	-94%
-40%	-80%	-65%	-67%	-73%	-82%	-90%
-30%	-60%	-52%	-54%	-62%	-74%	-86%
-20%	-40%	-37%	-40%	-50%	-65%	-80%
-10%	-20%	-20%	-24%	-36%	-54%	-74%
0%	0%	-1%	-5%	-20%	-42%	-66%
10%	20%	20%	15%	-3%	-29%	-58%
20%	40%	42%	36%	16%	-14%	-48%
30%	60%	67%	60%	36%	1%	-37%
40%	80%	93%	85%	57%	19%	-28%
50%	100%	120%	111%	81%	36%	-15%
60%	120%	149%	140%	105%	56%	-2%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 20.64%. The underlying index’s highest one-year volatility rate during the five-year period is 26.55%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 18.36%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the underlying index for periods other than a full calendar month. The risk of the Fund not achieving its calendar monthly investment objective will be more acute when the underlying index has an extreme intra-month movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a full calendar month is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling
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or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The
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successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the underlying index
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components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Software Industry. As a result of the Fund's concentration in the Software Industry, the Fund is subject to the risks associated with that Industry. The Software Industry includes companies engaged in developing and producing software designed for specialized applications for the business and consumer markets, including enterprise & technical software, cloud-based software and companies engaged in bitcoin mining, and in developing and producing software for operating systems & platforms, database management software and firewalls. The prices of the securities of issuers in the Software Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, challenges related to bringing products to market, and rapid obsolescence of products. In addition, many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. Legislative or regulatory changes and increased government supervision also may affect companies in the Software Industry. The Software Industry is a separate industry within the Information Technology Sector.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Intra-Calendar Month Investment Risk—The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for a period different than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index
PROSPECTUS | 44

from the end of the prior calendar month until the point of purchase. If the underlying index moves in a direction favorable to the Fund, the investor will receive less than 200% exposure to the underlying index. Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive greater than 200% exposure to the underlying index. Only on the last trading day of a calendar month, could an investor receive 200% exposure to the underlying index.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Further, purchasing shares intra-calendar month may result in greater than 200% exposure to the performance of the underlying index if the underlying index declines between the end of the last calendar month and the time the investor purchased Fund shares. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
45 | PROSPECTUS

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and, except in response to extreme intra-month movements in the Fund's underlying index, the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
PROSPECTUS | 46

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes
47 | PROSPECTUS

companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a calendar month or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (NASDAQ-100 Index®).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
PROSPECTUS | 48

The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	11.39%
Highest Quarter	June 30, 2020	65.06%
Lowest Quarter	June 30, 2022	-42.22%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	45.20%	31.58%	31.44%
Return After Taxes on Distributions	33.82%	28.27%	29.77%
Return After Taxes on Distributions and Sale of Fund Shares	27.17%	24.80%	27.24%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	18.53%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
49 | PROSPECTUS

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 50

NASDAQ-100® Fund

INVESTMENT OBJECTIVE
The NASDAQ-100® Fund (the “Fund”) seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter ("OTC") securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.58%	0.58%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.34%	1.59%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.25%	1.50%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund's average daily net assets in excess of $500,000.000. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund's expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund's Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$127	$416	$725	$1,605
51 | PROSPECTUS

	1 Year	3 Years	5 Years	10 Years
Class H	$153	$493	$857	$1,882
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the OTC market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to international companies included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $18.4 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating
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organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
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The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
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underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results
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and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is
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subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
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Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
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Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correspond to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (NASDAQ-100 Index®). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	7.65%
Highest Quarter	June 30, 2020	29.91%
Lowest Quarter	June 30, 2022	-22.62%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	24.40%	18.64%	17.01%
Return After Taxes on Distributions	21.99%	17.07%	15.75%
Return After Taxes on Distributions and Sale of Fund Shares	15.44%	14.62%	13.93%
Class H—Before Taxes	24.10%	18.34%	16.71%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	18.53%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
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•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse NASDAQ-100® Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse NASDAQ-100® Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.62%	0.64%
Short Sales Dividend and Interest Expense	0.05%	0.06%
Remaining Other Expenses	0.57%	0.58%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.55%	1.82%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.11%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.44%	1.70%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
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2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$147	$479	$834	$1,836
Class H	$173	$559	$970	$2,118
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain inverse exposure to international companies included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may
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result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $18.4 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
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Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 20.64%. The underlying index’s highest one-year volatility rate during the five-year period is 26.55%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 18.36%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The
67 | PROSPECTUS

successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of
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related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
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Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten.
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Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
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Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (NASDAQ-100 Index®).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-8.26%
Highest Quarter	June 30, 2022	24.16%
Lowest Quarter	June 30, 2020	-24.97%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	-15.68%	-19.07%	-17.41%
Return After Taxes on Distributions	-17.58%	-19.74%	-17.78%
Return After Taxes on Distributions and Sale of Fund Shares	-9.32%	-13.05%	-10.01%
Class H—Before Taxes	-15.85%	-19.26%	-17.62%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	18.53%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
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•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Mid-Cap 1.5x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Mid-Cap 1.5x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from 150% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.5x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.62%
Short Sales Dividend and Interest Expense	0.03%
Remaining Other Expenses	0.59%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[2]	1.79%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.68%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
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3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$171	$553	$959	$2,096
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 150% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by S&P for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging
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from $1.7 billion to $24.2 billion as of June 30, 2025. Certain of the companies included in the S&P MidCap 400® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, Information Technology Sector, and Real Estate Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are
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backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.5x	10%	25%	50%	75%	100%
-60%	-90%	-75%	-75%	-77%	-79%	-83%
-50%	-75%	-65%	-65%	-68%	-72%	-76%
-40%	-60%	-54%	-55%	-58%	-62%	-68%
-30%	-45%	-42%	-43%	-47%	-52%	-60%
-20%	-30%	-29%	-31%	-34%	-42%	-51%
-10%	-15%	-15%	-17%	-23%	-32%	-41%
0%	0%	0%	-2%	-9%	-19%	-32%
10%	15%	14%	13%	5%	-6%	-21%
20%	30%	31%	29%	19%	9%	-9%
30%	45%	47%	45%	35%	20%	2%
40%	60%	65%	62%	50%	35%	13%
50%	75%	83%	79%	68%	49%	25%
60%	90%	102%	98%	85%	63%	38%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 19.15%. The underlying index’s highest one-year volatility rate during the five-year period is 24.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 13.44%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns  which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or
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irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction,
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development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
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Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-2.87%
Highest Quarter	December 31, 2020	37.40%
Lowest Quarter	March 31, 2020	-44.37%
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AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	15.47%	9.38%	9.91%
Return After Taxes on Distributions	15.16%	7.85%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares	9.17%	6.71%	7.75%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.93%	10.34%	9.68%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Mid-Cap Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Mid-Cap Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.62%
Short Sales Dividend and Interest Expense	0.04%
Remaining Other Expenses	0.58%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses[2]	1.83%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.70%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
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3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$173	$563	$978	$2,137
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by Standard & Poor's Corporation for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $1.7 billion to $24.2 billion as of June 30, 2025. Certain of the companies included in the S&P MidCap 400® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s
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underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However,
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in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 19.15%. The underlying index’s highest one-year volatility rate during the five-year period is 24.58%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 13.44%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses
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to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are
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concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector
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may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Index).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to
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the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	0.00%
Highest Quarter	March 31, 2020	29.36%
Lowest Quarter	June 30, 2020	-23.32%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	-6.34%	-11.93%	-10.64%
Return After Taxes on Distributions	-13.42%	-13.84%	-11.64%
Return After Taxes on Distributions and Sale of Fund Shares	-3.98%	-9.15%	-7.24%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.93%	10.34%	9.68%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
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PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Russell 2000® 1.5x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Russell 2000® 1.5x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from 150% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.5x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis.  The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.65%
Short Sales Dividend and Interest Expense	0.02%
Remaining Other Expenses	0.63%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[2]	1.84%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.72%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
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3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$175	$567	$984	$2,149
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index, exchange-traded funds (“ETFs”) and derivative instruments, which primarily consist of equity index swaps and swaps on ETFs, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 150% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of capitalizations ranging from $0.1 million to $15.8 billion as of June 30, 2025. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity
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market. Certain of the companies included in the Russell 2000® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are
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backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 150% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 150% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.5x	10%	25%	50%	75%	100%
-60%	-90%	-75%	-75%	-77%	-79%	-83%
-50%	-75%	-65%	-65%	-68%	-72%	-76%
-40%	-60%	-54%	-55%	-58%	-62%	-68%
-30%	-45%	-42%	-43%	-47%	-52%	-60%
-20%	-30%	-29%	-31%	-34%	-42%	-51%
-10%	-15%	-15%	-17%	-23%	-32%	-41%
0%	0%	0%	-2%	-9%	-19%	-32%
10%	15%	14%	13%	5%	-6%	-21%
20%	30%	31%	29%	19%	9%	-9%
30%	45%	47%	45%	35%	20%	2%
40%	60%	65%	62%	50%	35%	13%
50%	75%	83%	79%	68%	49%	25%
60%	90%	102%	98%	85%	63%	38%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.77%. The underlying index’s highest one-year volatility rate during the five-year period is 24.44%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 10.04%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns  which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or
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irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions,
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overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased
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competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Russell 2000® Index). The Fund does not seek to track the S&P 500® Index.  For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-5.77%
Highest Quarter	December 31, 2020	49.17%
Lowest Quarter	March 31, 2020	-44.79%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	11.03%	5.08%	7.03%
Return After Taxes on Distributions	10.50%	1.58%	4.57%
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	1 Year	5 Years	10 Years
Return After Taxes on Distributions and Sale of Fund Shares	6.56%	2.62%	4.58%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	8.52%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Russell 2000® Fund

INVESTMENT OBJECTIVE
The Russell 2000® Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.67%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.68%
Fee Waiver (and/or expense reimbursement)[3]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.63%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$166	$525	$908	$1,983
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index, exchange-traded funds (“ETFs”) and derivative instruments, which primarily consist of equity index swaps and swaps on ETFs, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of capitalizations ranging from $0.1 million to $15.8 billion as of June 30, 2025. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. Certain of the companies included in the Russell 2000® Index may be structured as real estate investment trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S.
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REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
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Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
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PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Russell 2000® Index). The Fund does not seek to track the S&P 500® Index.  For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-2.57%
Highest Quarter	December 31, 2020	30.79%
Lowest Quarter	March 31, 2020	-31.00%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	9.74%	5.66%	6.03%
Return After Taxes on Distributions	9.31%	4.54%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares	5.78%	3.94%	4.38%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	8.52%
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Russell 2000® Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Russell 2000® Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.63%
Short Sales Dividend and Interest Expense	0.02%
Remaining Other Expenses	0.61%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses[2]	1.88%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.72%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
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3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$175	$575	$1,001	$2,188
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of capitalizations ranging from $0.1 million to $15.8 billion as of June 30, 2025. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. Certain of the companies included in the Russell 2000® Index may be structured as real estate investment
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trusts (“REITs”). To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However,
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in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.77%. The underlying index’s highest one-year volatility rate during the five-year period is 24.44%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 10.04%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain
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standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses
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to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm
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services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
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PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Russell 2000® Index). The Fund does not seek to track the S&P 500® Index.  For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	2.42%
Highest Quarter	March 31, 2020	30.43%
Lowest Quarter	December 31, 2020	-25.17%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	-5.71%	-10.85%	-10.19%
Return After Taxes on Distributions	-7.98%	-11.82%	-10.70%
Return After Taxes on Distributions and Sale of Fund Shares	-3.46%	-8.11%	-6.87%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	8.52%
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Dow Jones Industrial Average® Fund

INVESTMENT OBJECTIVE
The Dow Jones Industrial Average® Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrial Average® (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.66%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.67%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.61%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$164	$521	$902	$1,971
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio
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turnover rate was 327% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in substantially all of the securities in the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Dow Jones Industrial Average® is a price-weighted index of 30 “blue chip” U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $60.6 billion to $3.8 trillion as of June 30, 2025. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
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Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The
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successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of,
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and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm
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services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (Dow Jones Industrial Average®). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	3.64%
Highest Quarter	June 30, 2020	18.13%
Lowest Quarter	March 31, 2020	-23.52%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	Inception	1 Year	5 Years	Since Inception
Class H	12/1/2015
Return Before Taxes		13.09%	8.58%	10.56%
Return After Taxes on Distributions		12.33%	7.61%	9.54%
Return After Taxes on Distributions and Sale of Fund Shares		7.77%	6.30%	8.12%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	14.01%
Dow Jones Industrial Average® (reflects no deduction for fees, expenses or taxes)		14.99%	10.55%	12.47%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
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•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P 500® Pure Growth Fund

INVESTMENT OBJECTIVE
The S&P 500® Pure Growth Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis.  The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.60%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.55%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$158	$500	$866	$1,896
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1148% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under
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normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Pure Growth Index is composed of those constituents of the S&P 500® that exhibit the strongest growth characteristics as measured using three factors: sales growth, ratio of earnings change to price, and momentum. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. As of June 30, 2025, the S&P 500® Pure Growth Index included companies with capitalizations ranging from $8.9 billion to $3.8 trillion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with
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underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity
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securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector.
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The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P 500® Pure Growth Index).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

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During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.34%
Highest Quarter	June 30, 2020	28.95%
Lowest Quarter	March 31, 2020	-21.03%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	26.66%	9.52%	9.29%
Return After Taxes on Distributions	26.66%	9.04%	8.44%
Return After Taxes on Distributions and Sale of Fund Shares	15.78%	7.35%	7.23%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Pure Growth Index (reflects no deduction for fees, expenses or taxes)	28.76%	11.29%	11.10%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
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The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P 500® Pure Value Fund

INVESTMENT OBJECTIVE
The S&P 500® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.60%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.55%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$158	$500	$866	$1,896
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2642% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under
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normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P 500® Pure Value Index is composed of those constituents of the S&P 500® that exhibit the strongest value characteristics as measured using three factors: the ratios of book value, earnings, and sales to price. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $5.2 billion to $3.8 trillion as of June 30, 2025. As of June 30, 2025, the S&P 500® Pure Value Index included companies with capitalizations ranging from $6 billion to $464.6 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Consumer Staples Sector, Financials Sector, and Health Care Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with
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underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity
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securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
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Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P 500® Pure Value Index). The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

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During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	4.93%
Highest Quarter	December 31, 2020	25.11%
Lowest Quarter	March 31, 2020	-41.68%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	10.71%	6.37%	6.00%
Return After Taxes on Distributions	10.31%	5.64%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	6.35%	4.63%	4.28%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Pure Value Index (reflects no deduction for fees, expenses or taxes)	12.71%	8.28%	7.83%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
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The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P MidCap 400® Pure Growth Fund

INVESTMENT OBJECTIVE
The S&P MidCap 400® Pure Growth Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.57%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.52%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$155	$491	$850	$1,863
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 716% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under
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normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Pure Growth Index is composed of those constituents of the S&P MidCap 400® that exhibit the strongest growth characteristics as measured using three factors: sales growth, ratio of earnings change to price, and momentum. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by the Standard & Poor’s Corporation for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $1.7 billion to $24.2 billion as of June 30, 2025. As of June 30, 2025, the S&P MidCap 400® Pure Growth Index included companies with capitalizations ranging from $1.7 billion to $24.2 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
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Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing
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company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition
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affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Pure Growth Index).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	0.34%
Highest Quarter	June 30, 2020	33.68%
Lowest Quarter	March 31, 2020	-27.08%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	16.15%	8.69%	6.37%
Return After Taxes on Distributions	10.24%	6.09%	4.31%
Return After Taxes on Distributions and Sale of Fund Shares	9.80%	5.89%	4.32%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Pure Growth Index (reflects no deduction for fees, expenses or taxes)	18.12%	10.41%	8.04%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
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PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P MidCap 400® Pure Value Fund

INVESTMENT OBJECTIVE
The S&P MidCap 400® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.61%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.56%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$159	$503	$871	$1,907
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3996% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under
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normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P MidCap 400® Pure Value Index is composed of those constituents of the S&P MidCap 400® that exhibit the strongest value characteristics as measured using three factors: the ratios of book value, earnings, and sales to price. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid-cap stocks chosen by the Standard & Poor’s Corporation for market size, liquidity, and industry group representation. The S&P MidCap 400® Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with capitalizations ranging from $1.7 billion to $24.2 billion as of June 30, 2025. As of June 30, 2025, the S&P MidCap 400® Pure Value Index included companies with capitalizations ranging from $1.9 billion to $18.9 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Energy Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
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Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing
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company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition
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affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P MidCap 400® Pure Value Index).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-0.10%
Highest Quarter	December 31, 2020	34.79%
Lowest Quarter	March 31, 2020	-43.43%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	4.31%	12.00%	8.26%
Return After Taxes on Distributions	1.80%	9.69%	6.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.62%	8.41%	6.01%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P MidCap 400® Pure Value Index (reflects no deduction for fees, expenses or taxes)	6.18%	14.36%	10.49%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
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PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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S&P SmallCap 600® Pure Growth Fund

INVESTMENT OBJECTIVE
The S&P SmallCap 600® Pure Growth Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.61%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.56%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$159	$503	$871	$1,907
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3105% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under
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normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P SmallCap 600® Pure Growth Index is composed of those constituents of the S&P SmallCap 600® that exhibit the strongest growth characteristics as measured using three factors: sales growth, ratio of earnings change to price, and momentum. The S&P SmallCap 600® Index is a modified capitalization-weighted index composed of 600 small-cap stocks chosen by the Standard & Poor’s Corporation for market size, liquidity and industry group representation. The S&P SmallCap 600® Index generally represents small-capitalization companies with capitalizations ranging from $62.1 million to $9.5 billion as of June 30, 2025. As of June 30, 2025, the S&P SmallCap 600® Pure Growth Index included companies with capitalizations ranging from $717.2 million to $8 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
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Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing
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company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
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Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P SmallCap 600® Pure Growth Index).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	1.42%
Highest Quarter	June 30, 2020	31.30%
Lowest Quarter	March 31, 2020	-35.26%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	8.11%	4.29%	5.62%
Return After Taxes on Distributions	4.01%	0.53%	3.42%
Return After Taxes on Distributions and Sale of Fund Shares	4.98%	1.90%	3.68%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P SmallCap 600® Pure Growth Index (reflects no deduction for fees, expenses or taxes)	10.21%	6.11%	7.51%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
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PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 188

S&P SmallCap 600® Pure Value Fund

INVESTMENT OBJECTIVE
The S&P SmallCap 600® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.60%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.55%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$158	$500	$866	$1,896
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1587% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under
189 | PROSPECTUS

normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P SmallCap 600® Pure Value Index is composed of those constituents of the S&P SmallCap 600® that exhibit the strongest value characteristics as measured using three factors: the ratios of book value, earnings, and sales to price. The S&P SmallCap 600® Index is a modified capitalization-weighted index composed of 600 small-cap stocks chosen by the Standard & Poor's Corporation for market size, liquidity and industry group representation. The S&P SmallCap 600® Index generally represents small-capitalization companies with capitalizations ranging from $62.1 million to $9.5 billion as of June 30, 2025. As of June 30, 2025, the S&P SmallCap 600® Pure Value Index included companies with capitalizations ranging from $337.5 million to $7.4 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector, Consumer Staples Sector, Energy Sector, Financials Sector, and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
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Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing
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company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
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Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and
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engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and the Fund’s underlying index (S&P SmallCap 600® Pure Value Index).  The Fund does not seek to track the S&P 500® Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-5.88%
Highest Quarter	June 30, 2020	35.09%
Lowest Quarter	March 31, 2020	-50.77%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	3.50%	8.83%	5.05%
Return After Taxes on Distributions	3.50%	8.74%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	2.07%	6.94%	4.01%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P SmallCap 600® Pure Value Index (reflects no deduction for fees, expenses or taxes)	5.55%	11.33%	7.32%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
195 | PROSPECTUS

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 196

Banking Fund

INVESTMENT OBJECTIVE
The Banking Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.59%
Total Annual Fund Operating Expenses	1.43%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$141	$448	$777	$1,709
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 280% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
197 | PROSPECTUS

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Banking Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies may be engaged in a variety of activities, including accepting deposits and making commercial and consumer loans, and include state-chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, companies that are commonly considered banks or to be engaged in banking activities, and companies that may be significantly involved in multiple sectors, including the banking sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Banking Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Financials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Banks Industry, a separate industry within the Financials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that
PROSPECTUS | 198

involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Banks Industry. As a result of the Fund’s concentration in the Banks Industry, the Fund is subject to the risks associated with that Industry. The Banks Industry
199 | PROSPECTUS

includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry also includes regional banks, including commercial banks, savings banks and thrifts whose businesses are derived primarily from conventional banking operations such as retail banking, corporate lending and originating various residential and commercial mortgage loans funded mainly through deposits. Such regional banks tend to operate in limited geographic regions. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. Companies in the Banks Industry also may experience losses on their investments due to changes in interest rates and other adverse market conditions, which may in turn negatively affect the performance of such companies. In addition, the prices of the securities of companies in the Banks Industry may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision also may affect companies in the Banks Industry. The Banks Industry is a separate industry within the Financials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive
PROSPECTUS | 200

government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and may fluctuate significantly when interest rates change or due to increased competition.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Financials Index). The S&P 500® Financials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
201 | PROSPECTUS

The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	7.43%
Highest Quarter	December 31, 2020	39.55%
Lowest Quarter	March 31, 2020	-40.36%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	23.37%	5.41%	6.29%
Return After Taxes on Distributions	21.84%	4.46%	5.64%
Return After Taxes on Distributions and Sale of Fund Shares	13.88%	3.76%	4.72%
Class H—Before Taxes	23.08%	5.06%	5.98%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	30.56%	11.70%	11.43%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
PROSPECTUS | 202

•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
203 | PROSPECTUS

Basic Materials Fund

INVESTMENT OBJECTIVE
The Basic Materials Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.44%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.39%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$451	$782	$1,720
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Basic Materials Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrials sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Basic Materials Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Materials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Chemicals Industry and Metals & Mining Industry, separate industries within the Materials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or
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settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Chemicals Industry. As a result of the Fund's concentration in the Chemicals Industry, the Fund is subject to the risks associated with that Industry. The Chemicals Industry includes companies that manufacture and produce industrial and basic chemicals (e.g., plastics, synthetic fibers & filaments, and films), fertilizers,
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pesticides, potash (including potash miners) and other agricultural chemicals, industrial gases, specialty chemicals (e.g., advanced polymers and adhesives) and other diversified chemicals. The prices of securities of companies in the Chemicals Industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, companies in the Chemicals Industry may be subject to risks associated with the production, handling, and disposal of hazardous chemicals. Legislative or regulatory changes and increased government supervision also may affect companies in the Chemicals Industry. The Chemicals Industry is a separate industry within the Materials Sector.
Metals & Mining Industry. As a result of the Fund's concentration in the Metals & Mining Industry, the Fund is subject to the risks associated with that Industry. The Metals & Mining Industry includes producers of aluminum, gold, iron and steel, and related products, as well as companies engaged in the production, extraction or mining of copper ore and basic copper products, silver, iron and other metals (including precious metals) and minerals. The prices of the securities of companies in the Metals & Mining Industry may fluctuate widely due to events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes. Investments in companies in the Metals & Mining Industry may be speculative and may be subject to greater price volatility than investments in other types of companies. Legislative or regulatory changes and increased government supervision also may affect companies in the Metals & Mining Industry. The Metals & Mining Industry is a separate industry within the Materials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased
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competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of  a broad-based securities market index intended to represent the overall market (S&P 500® Index) an additional index (S&P 500® Materials Index). The S&P 500® Materials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.21%
Highest Quarter	June 30, 2020	29.58%
Lowest Quarter	March 31, 2020	-29.69%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	-1.98%	7.73%	6.83%
Return After Taxes on Distributions	-4.29%	6.55%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares	0.70%	5.82%	5.16%
Class H—Before Taxes	-2.21%	7.45%	6.54%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)	-0.04%	8.69%	7.87%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Biotechnology Fund

INVESTMENT OBJECTIVE
The Biotechnology Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.44%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.39%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$451	$782	$1,720
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Biotechnology Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies may be engaged in a variety of activities, including the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. Biotechnology Companies also may include companies that are significantly involved in multiple industries, including the biotechnology industry. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Biotechnology Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Health Care Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Biotechnology Industry, a separate industry within the Health Care Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Biotechnology Industry. As a result of the Fund’s concentration in the Biotechnology Industry, the Fund is subject to the risks associated with that Industry. The Biotechnology Industry includes companies primarily engaged in the research, development, manufacturing and/or
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marketing of products based on genetic analysis and genetic engineering. The prices of the securities of companies in the Biotechnology Industry may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. Legislative or regulatory changes and increased government supervision also may affect companies in the Biotechnology Industry. The Biotechnology Industry is a separate industry within the Health Care Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
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Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Health Care Index). The S&P 500® Health Care Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-1.47%
Highest Quarter	June 30, 2020	28.28%
Lowest Quarter	March 31, 2016	-22.50%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	-0.73%	2.61%	3.93%
Return After Taxes on Distributions	-4.00%	0.33%	2.11%
Return After Taxes on Distributions and Sale of Fund Shares	1.43%	1.64%	2.72%
Class H—Before Taxes	-0.98%	2.36%	3.66%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)	2.58%	7.99%	9.14%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Consumer Products Fund

INVESTMENT OBJECTIVE
The Consumer Products Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.59%
Total Annual Fund Operating Expenses	1.43%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$141	$448	$777	$1,709
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Consumer Products Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Consumer Products Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Consumer Staples Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Beverages Industry and Food Products Industry, separate industries within the Consumer Staples Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or
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settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Beverages Industry and Food Products Industry. As a result of the Fund’s concentration in the Beverages Industry and Food Products Industry, the Fund is subject to the risks associated with those Industries. The Beverages Industry includes producers of alcoholic (e.g., beers, malt liquors and wine) and non-alcoholic (e.g., sodas and mineral and natural bottled waters) beverages. The Food Products Industry includes producers of agricultural products and packaged foods, including dairy products,
PROSPECTUS | 220

coffee, tea, fruit juices, meats, poultry, and pet and fish foods. The Beverages Industry and Food Products Industry are highly competitive and can be significantly affected by demographic and product trends, competitive pricing, fads, marketing campaigns, environmental factors, consumer preferences, nutritional and health concerns, federal, state and local food inspection and processing controls, consumer product liability claims, possible product tampering and the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the Beverages Industry and Food Products Industry. The Beverages Industry and Food Products Industry are separate industries within the Consumer Staples Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
221 | PROSPECTUS

Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Consumer Staples Index). The S&P 500® Consumer Staples Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	3.09%
Highest Quarter	December 31, 2022	12.84%
Lowest Quarter	March 31, 2020	-17.09%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	4.94%	4.09%	5.26%
Return After Taxes on Distributions	3.12%	1.57%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	3.72%	2.77%	3.74%
Class H—Before Taxes	4.70%	3.84%	4.98%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Consumer Staples Index (reflects no deduction for fees, expenses or taxes)	14.87%	8.56%	8.43%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 224

Electronics Fund

INVESTMENT OBJECTIVE
The Electronics Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.59%
Total Annual Fund Operating Expenses	1.43%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$141	$448	$777	$1,709
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
225 | PROSPECTUS

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Electronics Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. Electronics Companies also include companies involved in all aspects of the electronics business and in new technologies or specialty areas and may include companies that are significantly involved in multiple sectors, including the electronics sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Electronics Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Information Technology Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry, a separate industry within the Information Technology Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty
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credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the Semiconductors & Semiconductor Equipment
227 | PROSPECTUS

Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector.
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The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of  a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Information Technology Index). The S&P 500® Information Technology Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
229 | PROSPECTUS

The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	9.99%
Highest Quarter	June 30, 2020	32.40%
Lowest Quarter	June 30, 2022	-24.65%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	16.69%	21.69%	20.15%
Return After Taxes on Distributions	15.88%	21.09%	19.40%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	17.55%	16.97%
Class H—Before Taxes	16.40%	21.39%	19.83%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	36.61%	24.55%	22.35%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
PROSPECTUS | 230

•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
231 | PROSPECTUS

Energy Fund

INVESTMENT OBJECTIVE
The Energy Fund (the “Fund”) seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.57%
Total Annual Fund Operating Expenses	1.43%	1.67%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%	1.62%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$141	$448	$777	$1,709
Class H	$165	$522	$903	$1,972
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 534% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PROSPECTUS | 232

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Energy Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Energy Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Energy Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Oil, Gas & Consumable Fuels Industry, a separate industry within the Energy Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Oil, Gas & Consumable Fuels Industry. As a result of the Fund’s concentration in the Oil, Gas & Consumable Fuels Industry, the Fund is subject to the risks associated with that Industry. The Oil, Gas & Consumable Fuels Industry includes companies engaged in oil and gas
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exploration and production (including integrated oil and gas exploration), oil and gas refining and marketing, oil and gas storage and transportation, and production and mining of coal and consumable fuels. The prices of the securities of companies in the Oil, Gas & Consumable Fuels Industry may fluctuate widely due to supply and demand for a specific product or service, the price of oil and gas, exploration and production spending, world events, and economic conditions. Natural disasters and changes in exchange rates and interest rates also may affect companies in the Oil, Gas & Consumable Fuels Industry. In addition, the policies of the Organization of Petroleum Exporting Countries (“OPEC”), changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of the key energy consuming countries also may affect the prices of the securities in the Oil, Gas & Consumable Fuels Industry. Legislative or regulatory changes and increased government supervision also may affect companies in the Oil, Gas & Consumable Fuels Industry. The Oil, Gas & Consumable Fuels Industry is a separate industry within the Energy Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and
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demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Energy Index). The S&P 500® Energy Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-2.04%
Highest Quarter	June 30, 2020	36.34%
Lowest Quarter	March 31, 2020	-55.83%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	0.53%	8.70%	0.36%
Return After Taxes on Distributions	-0.94%	7.67%	-0.29%
Return After Taxes on Distributions and Sale of Fund Shares	0.34%	6.37%	-0.03%
Class H—Before Taxes	0.28%	8.43%	0.08%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)	5.72%	12.14%	4.91%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Energy Services Fund

INVESTMENT OBJECTIVE
The Energy Services Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.58%
Total Annual Fund Operating Expenses	1.43%	1.68%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%	1.63%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$141	$448	$777	$1,709
Class H	$166	$525	$908	$1,983
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 431% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Energy Services Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Energy Services Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Energy Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Energy Equipment & Services Industry, a separate industry within the Energy Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with
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underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s
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investments are concentrated in securities issued by companies in the Energy Equipment & Services Industry. As a result of the Fund’s concentration in the Energy Equipment & Services Industry, the Fund is subject to the risks associated with that Industry. The Energy Equipment & Services Industry includes drilling contractors or owners of drilling rigs that contract their services for drilling wells and manufacturers of equipment, including drilling rigs and equipment, and providers of supplies and services to companies involved in the drilling, evaluation and completion of oil and gas wells. The prices of securities of companies in the Energy Equipment & Services Industry may fluctuate widely due to supply and demand for a specific product or service, the price of oil and gas, exploration and production spending, world events and economic conditions. Natural disasters also may affect companies in the Energy Equipment & Services Industry. In addition, companies involved in the Energy Equipment & Services Industry are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in energy services may significantly impact companies in the Energy Equipment & Services Industry. Legislative or regulatory changes and increased government supervision also may affect companies in the Energy Equipment & Services Industry. The Energy Equipment & Services Industry is a separate industry within the Energy Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The Energy Sector has
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historically experienced substantial price volatility. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events, and companies operating in the Energy Sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies also can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Energy Index). The S&P 500® Energy Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-18.33%
Highest Quarter	December 31, 2020	52.64%
Lowest Quarter	March 31, 2020	-66.73%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	-7.73%	0.36%	-9.28%
Return After Taxes on Distributions	-7.73%	0.23%	-9.50%
Return After Taxes on Distributions and Sale of Fund Shares	-4.58%	0.21%	-6.28%
Class H—Before Taxes	-7.97%	0.11%	-9.53%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)	5.72%	12.14%	4.91%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Financial Services Fund

INVESTMENT OBJECTIVE
The Financial Services Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.60%	0.60%
Total Annual Fund Operating Expenses	1.45%	1.70%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.40%	1.65%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$454	$787	$1,731
Class H	$168	$531	$918	$2,004
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 299% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary
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quantitative and qualitative methodology to identify Financial Services Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Services Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. Financial Services Companies also may include companies that are significantly involved in multiple sectors, including the financial services sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Financial Services Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Financials Sector and Real Estate Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund's investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Capital Markets Industry, a separate industry within the Financials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity,
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and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Capital Markets Industry. As a result of the Fund’s concentration in the Capital Markets Industry, the Fund is subject to the risks associated with that Industry. The Capital Markets Industry includes financial institutions primarily engaged in: (i) investment management and/or related custody and securities fee-based services; (ii) investment banking and brokerage services, including equity and debt underwriting, mergers and acquisitions, securities lending and advisory services; and (iii) diversified capital markets activities, including a significant presence in at least two of the following areas: large/major corporate
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lending, investment banking, brokerage and asset management. The Capital Markets Industry also includes financial exchanges for securities, commodities, derivatives, cryptocurrencies and other financial instruments, and providers of financial decision support tools and products including ratings agencies. The prices of securities of companies in the Capital Markets Industry may fluctuate widely and be significantly affected by stock and bank trading activity, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuations in interest rates and other factors which could adversely affect financial markets. Legislative or regulatory changes and increased government supervision also may affect companies in the Capital Markets Industry. The Capital Markets Industry is a separate industry within the Financials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
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Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and may fluctuate significantly when interest rates change or due to increased competition.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Financials Index). The S&P 500® Financials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects
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the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	7.96%
Highest Quarter	December 31, 2020	21.12%
Lowest Quarter	March 31, 2020	-30.08%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	22.86%	9.45%	8.64%
Return After Taxes on Distributions	22.50%	7.41%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	13.54%	6.37%	6.36%
Class H—Before Taxes	22.55%	9.18%	8.36%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	30.56%	11.70%	11.43%
251 | PROSPECTUS

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
253 | PROSPECTUS

Health Care Fund

INVESTMENT OBJECTIVE
The Health Care Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.44%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.39%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$451	$782	$1,720
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 236% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary
PROSPECTUS | 254

quantitative and qualitative methodology to identify Health Care Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. Health Care Companies may include companies that are significantly involved in multiple industries, including the health care industry. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Health Care Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Health Care Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Biotechnology Industry, a separate industry within the Health Care Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the
255 | PROSPECTUS

particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Biotechnology Industry. As a result of the Fund’s concentration in the Biotechnology Industry, the Fund is subject to the risks associated with that Industry. The Biotechnology Industry includes companies primarily engaged in the research, development, manufacturing and/or marketing of products based on genetic analysis and genetic engineering. The prices of the securities of companies in the Biotechnology Industry may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. Legislative or regulatory changes and increased government supervision also may affect companies in the Biotechnology Industry. The Biotechnology Industry is a separate industry within the Health Care Sector.
PROSPECTUS | 256

Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
257 | PROSPECTUS

Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of  a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Health Care Index). The S&P 500® Health Care Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

PROSPECTUS | 258

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	0.04%
Highest Quarter	June 30, 2020	18.67%
Lowest Quarter	September 30, 2015	-14.72%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	0.61%	5.95%	6.85%
Return After Taxes on Distributions	0.61%	4.87%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares	0.36%	4.19%	4.84%
Class H—Before Taxes	0.35%	5.69%	6.57%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)	2.58%	7.99%	9.14%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
259 | PROSPECTUS

Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 260

Internet Fund

INVESTMENT OBJECTIVE
The Internet Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.60%	0.59%
Total Annual Fund Operating Expenses	1.45%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.40%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$454	$787	$1,731
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary
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quantitative and qualitative methodology to identify Internet Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies also may include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Internet Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the
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use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including
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geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and
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related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Information Technology Index). The S&P 500® Information Technology Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	11.74%
Highest Quarter	June 30, 2020	39.87%
Lowest Quarter	June 30, 2022	-28.93%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	24.07%	9.44%	11.39%
Return After Taxes on Distributions	24.07%	7.33%	9.61%
Return After Taxes on Distributions and Sale of Fund Shares	14.25%	6.57%	8.57%
Class H—Before Taxes	23.77%	9.17%	11.10%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	36.61%	24.55%	22.35%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
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•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Leisure Fund

INVESTMENT OBJECTIVE
The Leisure Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.60%	0.58%
Total Annual Fund Operating Expenses	1.45%	1.68%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.40%	1.63%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$454	$787	$1,731
Class H	$166	$525	$908	$1,983
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 263% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary
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quantitative and qualitative methodology to identify Leisure Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Leisure Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, and Consumer Staples Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Hotels, Restaurants & Leisure Industry, a separate industry within the Consumer Discretionary Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the
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use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Hotels, Restaurants & Leisure Industry. As a result of the Fund's concentration in the Hotels, Restaurants & Leisure Industry, the Fund is subject to the risks associated with that Industry. The Hotels, Restaurants & Leisure Industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks) and restaurants, bars, pubs, fast-food or take-out facilities. The Hotels, Restaurants & Leisure Industry also includes travel agencies, tour operators and companies (including online marketplaces) that offer travel arrangement and reservation services. The Hotels, Restaurants & Leisure Industry is
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highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the Hotels, Restaurants & Leisure Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the Hotels, Restaurants and Leisure Industry may be affected by the availability and expense of liability insurance. In addition, restaurants may be affected by nutritional and health concerns, and federal, state and local food inspection and processing controls. Legislative or regulatory changes and increased government supervision also may affect companies in the Hotels, Restaurants & Leisure Industry. The Hotels, Restaurants & Leisure Industry is a separate industry within the Consumer Discretionary Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel.
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The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Consumer Discretionary Index). The S&P 500® Consumer Discretionary Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the
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performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	11.32%
Highest Quarter	June 30, 2020	25.88%
Lowest Quarter	March 31, 2020	-30.81%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	17.03%	5.16%	6.81%
Return After Taxes on Distributions	16.83%	4.61%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares	10.09%	3.78%	4.99%
Class H—Before Taxes	16.72%	4.90%	6.53%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	30.14%	14.12%	13.62%
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Precious Metals Fund

INVESTMENT OBJECTIVE
The Precious Metals Fund (the “Fund”) seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.34%	1.59%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.29%	1.54%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$131	$420	$729	$1,608
Class H	$157	$497	$861	$1,885
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 452% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Precious Metals Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies that provide services to Precious Metals Companies. Precious Metals Companies may include companies that are significantly involved in multiple sectors, including the precious metals sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Precious Metals Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Materials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Metals & Mining Industry, a separate industry within the Materials Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that
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involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Metals & Mining Industry. As a result of the Fund's concentration in the Metals & Mining Industry, the Fund is subject to the risks associated with that Industry.
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The Metals & Mining Industry includes producers of aluminum, gold, iron and steel, and related products, as well as companies engaged in the production, extraction or mining of copper ore and basic copper products, silver, iron and other metals (including precious metals) and minerals. The prices of the securities of companies in the Metals & Mining Industry may fluctuate widely due to events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes. Investments in companies in the Metals & Mining Industry may be speculative and may be subject to greater price volatility than investments in other types of companies. Legislative or regulatory changes and increased government supervision also may affect companies in the Metals & Mining Industry. The Metals & Mining Industry is a separate industry within the Materials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
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Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Materials Index). The S&P 500® Materials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
PROSPECTUS | 280

The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	49.19%
Highest Quarter	June 30, 2020	63.47%
Lowest Quarter	June 30, 2022	-30.80%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	10.14%	4.65%	6.96%
Return After Taxes on Distributions	10.14%	3.12%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares	6.00%	2.91%	4.87%
Class H—Before Taxes	9.87%	4.39%	6.66%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)	-0.04%	8.69%	7.87%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
281 | PROSPECTUS

•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 282

Real Estate Fund

INVESTMENT OBJECTIVE
The Real Estate Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 344% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Real Estate Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
283 | PROSPECTUS

The Fund may invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies also may include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies, as well as companies that are significantly involved in multiple industries, including the real estate industry. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Real Estate Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Real Estate Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Specialized REITs Industry, a separate industry within the Real Estate Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
PROSPECTUS | 284

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund’s investments are concentrated in securities issued by companies in the Specialized REITs Industry. As a result of the Fund's concentration in the Specialized REITs Industry, the Fund is subject to the risks associated with that Industry. The Specialized REITs Industry is a separate industry within the Real Estate Sector that includes companies or trusts engaged in the acquisition, development, ownership, leasing, management and operation of various sub-industries, including self-storage properties, telecom towers and related structures that support wireless telecommunications, timberland and timber-related properties, data center properties, and other REITs that manage and own properties such as natural gas and crude oil pipeline, gas stations, fiber optic cables, prisons, automobile parking, and automobile dealerships. For information regarding the Fund’s investments in the Specialized REITs Industry and real estate investment trusts, see “Sector Risk” and “Real Estate Investment Trusts (“REITs”) Risk” below.
285 | PROSPECTUS

Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate
PROSPECTUS | 286

or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of  a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (MSCI U.S. REIT Index). The MSCI U.S. REIT Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
287 | PROSPECTUS

The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-0.23%
Highest Quarter	December 31, 2023	17.22%
Lowest Quarter	March 31, 2020	-29.47%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	5.68%	1.43%	3.39%
Return After Taxes on Distributions	5.36%	0.14%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	0.51%	2.11%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
MSCI U.S. REIT Index (reflects no deduction for fees, expenses or taxes)	8.75%	4.31%	5.66%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
PROSPECTUS | 288

•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
289 | PROSPECTUS

Retailing Fund

INVESTMENT OBJECTIVE
The Retailing Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.59%
Total Annual Fund Operating Expenses	1.43%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$141	$448	$777	$1,709
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 296% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Retailing Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Retailing Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector and Consumer Staples Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Broadline Retail Industry and Specialty Retail Industry, separate industries within the Consumer Discretionary Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier
291 | PROSPECTUS

than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Broadline Retail Industry. As a result of the Fund’s concentration in the Broadline Retail Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Broadline Retail Industry offer a wide range of consumer discretionary merchandise and include discount merchandise retailers, department
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stores and on-line retailers and marketplaces. The Broadline Retail Industry relies heavily on consumer spending for success. The prices of securities of issuers in the Broadline Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. Legislative or regulatory changes and increased government supervision also may affect companies in the Broadline Retail Industry. The Broadline Retail Industry is a separate industry within the Consumer Discretionary Sector.
Specialty Retail Industry. As a result of the Fund's concentration in the Specialty Retail Industry, the Fund is subject to the risks associated with that Industry. The Specialty Retail Industry includes retailers of apparel, footwear, luggage and other accessories, consumer electronics, computers, smartphones, home improvement, automotive, home furnishings and other specialty retail stores. The Specialty Retail Industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the Specialty Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. In addition, many companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results. Legislative or regulatory changes and increased government supervision also may affect companies in the Specialty Retail Industry. The Specialty Retail Industry is a separate industry within the Consumer Discretionary Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or
293 | PROSPECTUS

increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Consumer Discretionary Index). The S&P 500® Consumer Discretionary Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares
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because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	3.07%
Highest Quarter	June 30, 2020	38.61%
Lowest Quarter	June 30, 2022	-20.56%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	15.87%	10.33%	8.35%
Return After Taxes on Distributions	15.87%	9.59%	7.98%
Return After Taxes on Distributions and Sale of Fund Shares	9.40%	7.88%	6.66%
Class H—Before Taxes	15.56%	10.04%	8.07%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	30.14%	14.12%	13.62%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
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PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Technology Fund

INVESTMENT OBJECTIVE
The Technology Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.59%
Total Annual Fund Operating Expenses	1.43%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$141	$448	$777	$1,709
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Technology Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. Technology Companies also may include companies that are significantly involved in multiple sectors, including the technology sector. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Technology Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors & Semiconductor Equipment Industry and Software Industry, separate industries within the Information Technology Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that
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involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
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Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Software Industry. As a result of the Fund's concentration in the Software Industry, the Fund is subject to the risks associated with that Industry. The Software Industry includes companies engaged in developing and producing software designed for specialized applications for the business and consumer markets, including enterprise & technical software, cloud-based software and companies engaged in bitcoin mining, and in developing and producing software for operating systems & platforms, database management software and firewalls. The prices of the securities of issuers in the Software Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, challenges related to bringing products to market, and rapid obsolescence of products. In addition, many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. Legislative or regulatory changes and increased government supervision also may affect companies in the Software Industry. The Software Industry is a separate industry within the Information Technology Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
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PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Information Technology Index). The S&P 500® Information Technology Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.57%
Highest Quarter	June 30, 2020	32.69%
Lowest Quarter	June 30, 2022	-23.68%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
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	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	24.46%	16.60%	16.19%
Return After Taxes on Distributions	22.36%	15.06%	15.14%
Return After Taxes on Distributions and Sale of Fund Shares	14.53%	12.79%	13.28%
Class H—Before Taxes	24.15%	16.31%	15.88%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	36.61%	24.55%	22.35%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Telecommunications Fund

INVESTMENT OBJECTIVE
The Telecommunications Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.60%	0.59%
Total Annual Fund Operating Expenses	1.45%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.40%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$454	$787	$1,731
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Telecommunications Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Telecommunications Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Communication Services Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Communications Equipment Industry, a separate industry within the Information Technology Sector, and Diversified Telecommunication Services Industry, a separate industry within the Communication Services Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
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Communications Equipment Industry. As a result of the Fund's concentration in the Communications Equipment Industry, the Fund is subject to the risks associated with that Industry. The Communications Equipment Industry includes manufacturers of communication equipment and products, including LANs (Local Area Networks), WANs (Wide Area Networks), routers, telephone apparatus and modems, switchboards and exchanges, and fiber optic cables and coaxial cables used by the telecommunications industry. The Communications Equipment Industry also includes manufacturers of radio and television broadcasting equipment. The prices of the securities of companies in the Communications Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Communications Equipment Industry. The Communications Equipment Industry is a separate industry within the Information Technology Sector.
Diversified Telecommunication Services Industry. As a result of the Fund's concentration in the Diversified Telecommunication Services Industry, the Fund is subject to the risks associated with that Industry. The Diversified Telecommunication Services Industry includes providers of communications and high-density data transmission services, primarily through a high bandwidth/fiber-optic cable network, and operators and companies providing fixed-line telecommunications networks and other fixed-line telecommunications services. The prices of the securities of companies in the Diversified Telecommunication Services Industry may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets. Legislative or regulatory changes and increased government supervision also may affect companies in the Diversified Telecommunication Services Industry. The Diversified Telecommunication Services Industry is a separate industry within the Communication Services Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
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PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Telecommunication Services Index). The S&P 500® Telecommunication Services Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	11.70%
Highest Quarter	September 30, 2024	16.78%
Lowest Quarter	June 30, 2022	-13.44%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
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	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	15.98%	2.03%	3.26%
Return After Taxes on Distributions	15.90%	1.55%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	9.46%	1.34%	2.14%
Class H—Before Taxes	15.70%	1.77%	3.00%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Telecommunication Services Index (reflects no deduction for fees, expenses or taxes)	29.57%	1.30%	4.75%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Transportation Fund

INVESTMENT OBJECTIVE
The Transportation Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.44%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.39%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$451	$782	$1,720
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
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PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Transportation Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Transportation Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Consumer Discretionary Sector and Industrials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Automobiles Industry, a separate industry within the Consumer Discretionary Sector, and Ground Transportation Industry, a separate industry within the Industrials Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the industries described below.
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Automobiles Industry. As a result of the Fund’s concentration in the Automobiles Industry, the Fund is subject to the risks associated with that Industry. The Automobiles Industry is composed of companies that produce passenger automobiles, light trucks, motorcycles, scooters and three-wheelers. The Automobiles Industry can be highly cyclical and companies in the Industry may suffer periodic operating losses. The Automobiles Industry also can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the Automobiles Industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the Automobiles Industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. Legislative or regulatory changes and increased government supervision also may affect companies in the Automobiles Industry. The Automobiles Industry is a separate industry within the Consumer Discretionary Sector.
Ground Transportation Industry. As a result of the Fund’s concentration in the Ground Transportation Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Ground Transportation Industry provide rail, cargo ground, and passenger ground transportation services, including goods and passenger rail transportation, ground transportation services for goods and freight, and passenger ground transportation and related services, including bus, taxi, vehicle rental, ride sharing and on-demand ride sharing platforms, and other passenger logistics. The prices of the securities of companies in the Ground Transportation Industry may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures. Legislative or regulatory changes and increased government supervision also may affect companies in the Ground Transportation Industry. The Ground Transportation Industry is a separate industry within the Industrials Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different
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periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Industrials Index). The S&P 500® Industrials Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-3.48%
Highest Quarter	June 30, 2020	31.05%
Lowest Quarter	March 31, 2020	-29.72%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	2.23%	7.54%	5.56%
Return After Taxes on Distributions	1.86%	5.73%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	5.17%	3.76%
PROSPECTUS | 318

	1 Year	5 Years	10 Years
Class H—Before Taxes	1.98%	7.29%	5.28%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Industrials Index (reflects no deduction for fees, expenses or taxes)	17.47%	12.03%	10.75%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 320

Utilities Fund

INVESTMENT OBJECTIVE
The Utilities Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	1.44%	1.69%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.39%	1.64%
1
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$451	$782	$1,720
Class H	$167	$528	$913	$1,994
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 475% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and
321 | PROSPECTUS

qualitative methodology to identify Utilities Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Utilities Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2025, the Fund has significant exposure to the Utilities Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2025, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Electric Utilities Industry and Multi-Utilities Industry, separate industries within the Utilities Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the
PROSPECTUS | 322

particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the Fund's investments are concentrated in securities issued by companies in the Electric Utilities Industry and Multi-Utilities Industry. As a result of the Fund's concentration in the Electric Utilities Industry and Multi-Utilities Industry, the Fund is subject to the risks associated with those Industries. The Electric Utilities Industry includes companies that produce or distribute electricity, including both nuclear and non-nuclear. The Multi-Utilities Industry includes utility companies engaged in Electric Utility, Gas Utility and/or Water Utility core operations as well as other diversified activities. The prices of securities in the Electric Utilities Industry and Multi-Utilities Industry may fluctuate significantly due to supply and demand, governmental regulation and environmental issues, economic conditions generally affecting electric and utilities companies, competitive pressures due to deregulation in the electric and
323 | PROSPECTUS

utilities industries, increased sensitivity to the cost of energy production; and environmental factors such as conservation of natural resources or pollution control. Legislative or regulatory changes and increased government supervision also may affect companies in the Electric Utilities Industry and Multi-Utilities Industry. The Electric Utilities Industry and Multi-Utilities Industry are separate industries within the Utilities Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2025, the Fund is subject to the Sector Risk described below.
Utilities Sector Risk. The Fund's investments are exposed to issuers conducting business in the Utilities Sector. The Utilities Sector includes utility companies such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Utilities Sector. The prices of the securities of companies operating in the Utilities Sector are closely tied to government regulation and market competition.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
PROSPECTUS | 324

Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Utilities Index). The S&P 500® Utilities Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. Effective upon the close of business on September 30, 2015, the Fund converted its former Advisor Class shares to Class H shares. For periods prior to September 30, 2015, the performance shown reflects the performance of Advisor Class shares. The returns shown have not been adjusted to reflect any differences in expenses between Advisor Class shares and Class H shares. However, the Fund's Class H shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of Advisor Class shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

325 | PROSPECTUS

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	10.72%
Highest Quarter	September 30, 2024	18.15%
Lowest Quarter	March 31, 2020	-15.81%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	20.25%	4.53%	6.46%
Return After Taxes on Distributions	19.93%	3.73%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	11.99%	3.13%	4.75%
Class H—Before Taxes	19.94%	4.27%	6.18%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P 500® Utilities Index (reflects no deduction for fees, expenses or taxes)	23.43%	6.61%	8.43%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
PROSPECTUS | 326

Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
327 | PROSPECTUS

Europe 1.25x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Europe 1.25x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below). This means the return of the Fund for a given period will be the result of each day’s compounded returns over the period, which will very likely differ from 125% of the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day (as measured by the underlying index) will not be the product of the return of the Fund’s stated investment goal (i.e., 1.25x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.62%
Total Annual Fund Operating Expenses	1.77%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.59%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
3
The Advisor has contractually agreed, through May 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.10% of the Fund’s average daily net assets. This agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$162	$540	$943	$2,069
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4585% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts (including currency futures), and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 125% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund also has 125% exposure to the foreign currencies in which the securities included in the underlying index are denominated. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The STOXX Europe 50® Index is a capitalization-weighted index composed of 50 European blue-chip stocks consisting of capitalizations ranging from $8.3 million to $353.5 billion as of June 30, 2025. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. The Fund’s investment in instruments denominated in foreign currencies exposes the Fund to the risk of fluctuations in the value of such currency in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. While the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has
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significant exposure to the Consumer Staples Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in
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value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day (as measured by the underlying index), before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 125% of the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 125% of the performance of the underlying index.
Index Performance		Annualized Volatility
1x	1.25x	10%	25%	50%	75%	100%
-60%	-75%	-68%	-68%	-69%	-71%	-73%
-50%	-63%	-58%	-58%	-60%	-62%	-64%
-40%	-50%	-47%	-48%	-49%	-52%	-54%
-30%	-38%	-36%	-37%	-39%	-41%	-45%
-20%	-25%	-25%	-26%	-27%	-31%	-36%
-10%	-13%	-12%	-13%	-16%	-20%	-25%
0%	0%	0%	-1%	-4%	-8%	-15%
10%	13%	12%	12%	9%	4%	-4%
20%	25%	25%	25%	20%	17%	8%
30%	38%	38%	38%	33%	27%	18%
40%	50%	52%	51%	46%	40%	29%
50%	63%	65%	64%	60%	53%	41%
60%	75%	80%	78%	73%	65%	54%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 17.96%. The underlying index’s highest one-year volatility rate during the five-year period is 21.98%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 12.49%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns on a daily basis that match the performance of the Fund's benchmark. The risk of the Fund not achieving a high degree of correlation with its benchmark will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day (as measured by the underlying index) is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund will have direct and indirect exposure to the euro. The price of the euro has fluctuated widely over the past several years and its volatility has increased due, in part, to concern over the sovereign debt levels of certain European Union (“EU”) members and the potential effect of this debt on the EU members’ participation in the European Monetary Union (the “EMU”) and the value of the euro. Moreover, investing in euro-denominated securities carries the risk of exposure to a currency that may not fully reflect the strengths and weaknesses of disparate European economies. The risk of exposure to the euro also may be heightened by the withdrawal of member nations from the EU, such as the United Kingdom’s formal withdrawal from the EU in January 2020. These and other factors may adversely affect the long-term value of the euro in terms of purchasing power in the future. A decline in the price of the euro may adversely affect the Fund’s performance. The Fund also may incur transaction costs in connection with conversions between foreign currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the
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underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Geographic Concentration in Europe Risk—Because a significant portion of the Fund’s investments are concentrated in issuers located in Europe, the Fund is susceptible to loss due to adverse market, political, regulatory, and geographic events affecting the various countries and regions in Europe. The European economy is diverse and includes both large, competitive, developed economies as well as small, struggling and emerging economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade,
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changes in the exchange rate of the euro and recessions in EU economies. Eastern European countries generally continue to move toward market economies; however, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic developments. Most developed countries in Western Europe are members of the EU, many also are members of the EMU, and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in governmental or EU trade regulations could each have a significant impact on the economies of some or all European countries. The United Kingdom formally withdrew from the EU on January 31, 2020 (known as “Brexit”) and entered into an 11-month transition period which ended on December 31, 2020 at which time the United Kingdom left the EU single market and customs union under the terms of a new trade agreement that governs the relationship between the United Kingdom and EU. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe, as well as the broader global economy, could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally. Moreover, there can be significant uncertainty regarding further changes in the relationship between the EU and its member states. Among other things, a member state’s decision to leave the EU could result in increased volatility and illiquidity in the European and broader global economies. In addition, uncertainty regarding any member state’s exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more
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volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
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Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
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Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (STOXX Europe 50® Index).  The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	20.46%
Highest Quarter	December 31, 2022	26.87%
Lowest Quarter	March 31, 2020	-27.53%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	-2.50%	3.88%	3.64%
Return After Taxes on Distributions	-6.67%	2.51%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	-1.35%	2.41%	2.32%
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
STOXX Europe 50® Index (reflects no deduction for fees, expenses or taxes)	1.40%	5.92%	5.15%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
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PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
341 | PROSPECTUS

Japan 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Japan 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below). This means the return of the Fund for a given period will be the result of each day’s compounded returns over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day (as measured by the underlying index) will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei 225 Stock Average Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.58%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.53%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$156	$494	$856	$1,874
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts (including currency futures), and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund also has 200% exposure to the Japanese yen. If the U.S. dollar rises in value against the Japanese yen, a security denominated in Japanese yen will be worth less in U.S. dollars, and if the U.S. dollar decreases in value against the Japanese yen, a security denominated in Japanese yen will be worth more in U.S. dollars. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The Nikkei 225 Stock Average Index is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan’s industrial structure. As of June 30, 2025, the Nikkei 225 Stock Average Index included companies with small-, medium- and large-capitalizations ranging from $834.6 million to $225.2 billion. The Fund’s investment in instruments denominated in foreign currencies exposes the Fund to the risk of fluctuations in the value of such currency in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Semiconductors &
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Semiconductor Equipment Industry, a separate industry within the Information Technology Sector, and Specialty Retail Industry, a separate industry within the Consumer Discretionary Sector. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Consumer Staples Sector, Health Care Sector, Industrials Sector, Information Technology Sector, and Materials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are
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backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day (as measured by the underlying index), before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-84%	-85%	-88%	-91%	-94%
-50%	-100%	-75%	-77%	-81%	-86%	-91%
-40%	-80%	-65%	-66%	-72%	-80%	-87%
-30%	-60%	-52%	-54%	-62%	-72%	-82%
-20%	-40%	-37%	-41%	-49%	-64%	-78%
-10%	-20%	-20%	-24%	-37%	-55%	-71%
0%	0%	-1%	-5%	-22%	-43%	-65%
10%	20%	19%	14%	-5%	-31%	-58%
20%	40%	42%	36%	11%	-15%	-47%
30%	60%	67%	59%	32%	-3%	-38%
40%	80%	93%	84%	52%	11%	-28%
50%	100%	122%	111%	76%	28%	-20%
60%	120%	154%	140%	100%	44%	-10%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 17.09%. The underlying index’s highest one-year volatility rate during the five-year period is 19.19%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 8.35%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns on a daily basis that match the performance of the Fund's benchmark. The risk of the Fund not achieving a high degree of correlation with its benchmark will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day (as measured by the underlying index) is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund will have direct and indirect exposure to the yen. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. The Fund also may incur transaction costs in connection with conversions between foreign currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also
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are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Geographic Concentration in Japan Risk—Targeting Japan could hurt the Fund’s performance if Japan’s economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies and is heavily dependent on international trade, which has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, also could have a negative impact on the Japanese
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economy as a whole. In addition, Japan is susceptible to certain natural disasters which could adversely affect the Japanese economy or the business operations of companies located in Japan, causing an adverse impact on the Fund’s investments. Also, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness. Currency fluctuations also may adversely impact the Japanese economy and its export market. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Specialty Retail Industry. As a result of the Fund's concentration in the Specialty Retail Industry, the Fund is subject to the risks associated with that Industry. The Specialty Retail Industry includes retailers of apparel, footwear, luggage and other accessories, consumer electronics, computers, smartphones, home improvement, automotive, home furnishings and other specialty retail stores. The Specialty Retail Industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the Specialty Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. In addition, many companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results. Legislative or regulatory changes and increased government supervision also may affect companies in the Specialty Retail Industry. The Specialty Retail Industry is a separate industry within the Consumer Discretionary Sector.
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Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
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Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
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Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
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Consumer Staples Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. The Consumer Staples Sector also includes distributors and retailers of other consumer staples products, including food and drug retailing companies. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and also is affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
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Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (Nikkei 225-Stock Average Index). The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	19.59%
Highest Quarter	December 31, 2020	43.70%
Lowest Quarter	March 31, 2020	-35.00%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	1.64%	-1.10%	6.67%
Return After Taxes on Distributions	0.00%	-1.95%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	1.05%	-1.17%	5.16%
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
Nikkei-225 Stock Average Index (reflects no deduction for fees, expenses or taxes)	6.84%	3.16%	5.68%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
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PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Emerging Markets 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Emerging Markets 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.75%
Short Sales Dividend and Interest Expense	0.05%
Remaining Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.90%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.80%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$183	$587	$1,017	$2,214
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 925% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests principally in securities of companies included in the underlying index and in derivative instruments which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to that of the Fund's benchmark. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use is expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in ETFs that provide exposure to emerging market countries and in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the Fund's benchmark.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P Emerging 50 ADR Index is a capitalization weighted index comprised of the 50 largest emerging market based ADRs having a free-float market capitalization ranging from approximately $4.5 billion to $901.5 billion as of June 30, 2025. The Fund's investments may expose the Fund to the risk of fluctuations in the value of foreign currencies in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund’s investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Banks Industry, a separate industry within the Financials Sector, Broadline Retail Industry, a separate industry within the Consumer Discretionary Sector, and Semiconductors & Semiconductor Equipment Industry, a separate industry within the Information Technology Sector. The industries in which the underlying index components, and thus the
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Fund’s investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, Information Technology Sector, and Materials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-84%	-85%	-88%	-91%	-94%
-50%	-100%	-75%	-77%	-81%	-86%	-91%
-40%	-80%	-65%	-66%	-72%	-80%	-87%
-30%	-60%	-52%	-54%	-62%	-72%	-82%
-20%	-40%	-37%	-41%	-49%	-64%	-78%
-10%	-20%	-20%	-24%	-37%	-55%	-71%
0%	0%	-1%	-5%	-22%	-43%	-65%
10%	20%	19%	14%	-5%	-31%	-58%
20%	40%	42%	36%	11%	-15%	-47%
30%	60%	67%	59%	32%	-3%	-38%
40%	80%	93%	84%	52%	11%	-28%
50%	100%	122%	111%	76%	28%	-20%
60%	120%	154%	140%	100%	44%	-10%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.59%. The underlying index’s highest one-year volatility rate during the five-year period is 33.42%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 9.18%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns  which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts
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are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Emerging Markets Risk—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
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Banks Industry. As a result of the Fund’s concentration in the Banks Industry, the Fund is subject to the risks associated with that Industry. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry also includes regional banks, including commercial banks, savings banks and thrifts whose businesses are derived primarily from conventional banking operations such as retail banking, corporate lending and originating various residential and commercial mortgage loans funded mainly through deposits. Such regional banks tend to operate in limited geographic regions. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. Companies in the Banks Industry also may experience losses on their investments due to changes in interest rates and other adverse market conditions, which may in turn negatively affect the performance of such companies. In addition, the prices of the securities of companies in the Banks Industry may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision also may affect companies in the Banks Industry. The Banks Industry is a separate industry within the Financials Sector.
Broadline Retail Industry. As a result of the Fund’s concentration in the Broadline Retail Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Broadline Retail Industry offer a wide range of consumer discretionary merchandise and include discount merchandise retailers, department stores and on-line retailers and marketplaces. The Broadline Retail Industry relies heavily on consumer spending for success. The prices of securities of issuers in the Broadline Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. Legislative or regulatory changes and increased government supervision also may affect companies in the Broadline Retail Industry. The Broadline Retail Industry is a separate industry within the Consumer Discretionary Sector.
Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest
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rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
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Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
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Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
PROSPECTUS | 366

Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (S&P Emerging 50 ADR Index).  The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	30.34%
Highest Quarter	December 31, 2020	43.73%
Lowest Quarter	March 31, 2020	-46.32%
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AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	5.77%	-5.94%	-0.28%
Return After Taxes on Distributions	4.25%	-6.38%	-0.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.48%	-4.55%	-0.35%
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
S&P Emerging 50 ADR Index (reflects no deduction for fees, expenses or taxes)	9.67%	3.24%	4.96%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Emerging Markets 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Emerging Markets 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide daily leveraged investment results that correlate to twice the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correlate to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.67%
Total Annual Fund Operating Expenses	1.82%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.72%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$175	$563	$976	$2,129
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps and swaps on exchange-traded funds (“ETFs”), futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to sell swaps. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to -200% of the underlying index, and expects to rebalance the Fund’s holdings daily to maintain such exposure. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse leveraged exposure to the underlying index. The Fund also may invest in ETFs that provide exposure to emerging market countries and in American Depositary Receipts (“ADRs”) to gain exposure to the Fund's benchmark. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The S&P Emerging 50 ADR Index is a capitalization weighted index comprised of the 50 largest emerging market based ADRs having a free-float market capitalization ranging from approximately $4.5 billion to $901.5 billion as of June 30, 2025. The Fund’s investments may expose the Fund to the risk of fluctuations in the value of foreign currencies in comparison to the U.S. dollar. The Fund generally does not intend to hedge such foreign currency exposure. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of June 30, 2025, the underlying index components, and thus the Fund’s investments, are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Banks Industry, a separate industry within the Financials Sector, Broadline Retail Industry, a separate industry within the Consumer Discretionary Sector, and Semiconductors & Semiconductor Equipment Industry, a separate industry within the Information Technology Sector. The industries in which the underlying index components, and thus the Fund's investments, may be concentrated will vary as the composition of the underlying index changes over time. Also, while the Fund’s sector exposure may vary over time, as of June 30, 2025, the Fund has significant exposure to
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the Communication Services Sector, Consumer Discretionary Sector, Financials Sector, Information Technology Sector, and Materials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the inverse performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
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The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than twice the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-2x	10%	25%	50%	75%	100%
-60%	120%	506%	404%	199%	13%	-69%
-50%	100%	286%	229%	91%	-27%	-82%
-40%	80%	171%	128%	33%	-49%	-86%
-30%	60%	99%	70%	-1%	-62%	-90%
-20%	40%	52%	31%	-27%	-70%	-93%
-10%	20%	20%	3%	-42%	-77%	-94%
0%	0%	-3%	-18%	-52%	-81%	-96%
10%	-20%	-19%	-31%	-61%	-84%	-96%
20%	-40%	-32%	-43%	-67%	-87%	-97%
30%	-60%	-42%	-51%	-72%	-89%	-97%
40%	-80%	-50%	-58%	-75%	-91%	-97%
50%	-100%	-57%	-63%	-79%	-92%	-98%
60%	-120%	-62%	-68%	-82%	-93%	-98%
The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 21.59%. The underlying index’s highest one-year volatility rate during the five-year period is 33.42%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is 9.18%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns  which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the inverse of the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
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Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, micro futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. Micro futures contracts are similar to standard futures contracts, except that they generally are one-tenth the size of standard futures contracts. E-mini futures contracts and micro e-mini futures contracts
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are also similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Emerging Markets Risk—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The Fund is exposed to the risks of equity securities primarily through its investments in equity-related derivatives and other investments. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. An increase in the value of equity securities to which the Fund has exposure will adversely affect the value of your investment in the Fund.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly.As of June 30, 2025, the underlying index components, and thus the Fund's investments, are concentrated in securities issued by companies in the industries described below. The industries in which the underlying index components, and thus the Fund's assets, may be concentrated will vary as the composition of the underlying index changes over time.
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Banks Industry. As a result of the Fund’s concentration in the Banks Industry, the Fund is subject to the risks associated with that Industry. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry includes large, geographically diverse banks with a national footprint whose revenues are derived primarily from conventional banking operations, have significant business activity in retail banking and small and medium corporate lending, and provide a diverse range of financial services. The Banks Industry also includes regional banks, including commercial banks, savings banks and thrifts whose businesses are derived primarily from conventional banking operations such as retail banking, corporate lending and originating various residential and commercial mortgage loans funded mainly through deposits. Such regional banks tend to operate in limited geographic regions. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. Companies in the Banks Industry also may experience losses on their investments due to changes in interest rates and other adverse market conditions, which may in turn negatively affect the performance of such companies. In addition, the prices of the securities of companies in the Banks Industry may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision also may affect companies in the Banks Industry. The Banks Industry is a separate industry within the Financials Sector.
Broadline Retail Industry. As a result of the Fund’s concentration in the Broadline Retail Industry, the Fund is subject to the risks associated with that Industry. Companies operating in the Broadline Retail Industry offer a wide range of consumer discretionary merchandise and include discount merchandise retailers, department stores and on-line retailers and marketplaces. The Broadline Retail Industry relies heavily on consumer spending for success. The prices of securities of issuers in the Broadline Retail Industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. Legislative or regulatory changes and increased government supervision also may affect companies in the Broadline Retail Industry. The Broadline Retail Industry is a separate industry within the Consumer Discretionary Sector.
Semiconductors & Semiconductor Equipment Industry. As a result of the Fund's concentration in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, including equipment used in the solar power industry (e.g., raw wafers, gases, liquids and related packaging & material delivery systems), and semiconductors and related products, including manufacturers of solar modules, cells, integrated circuit devices, diodes and light-emitting diodes (LEDs), microprocessors and chips. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Semiconductors & Semiconductor Equipment Industry. The Semiconductors & Semiconductor Equipment Industry is a separate industry within the Information Technology Sector.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest
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rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
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Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may outperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the components of the Fund’s underlying index, and therefore, the Fund’s holdings, have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. The sectors to which the underlying index components, and thus the Fund’s assets, may have significant exposure will vary as the composition of the underlying index changes over time. As of June 30, 2025, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
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Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automobiles and components, household durable goods, leisure products, and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and distributors and retailers of consumer discretionary products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically
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unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (MSCI World ex USA Index) and the Fund’s underlying index (S&P Emerging 50 ADR Index).  The Fund does not seek to track the MSCI World ex USA Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

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During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-33.15%
Highest Quarter	March 31, 2020	47.46%
Lowest Quarter	June 30, 2020	-34.40%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	-17.31%	-21.03%	-20.79%
Return After Taxes on Distributions	-19.13%	-21.56%	-21.09%
Return After Taxes on Distributions and Sale of Fund Shares	-10.32%	-14.09%	-11.02%
Indexes
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	2.03%	2.50%	2.55%
S&P Emerging 50 ADR Index (reflects no deduction for fees, expenses or taxes)	9.67%	3.24%	4.96%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
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The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Strengthening Dollar 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Strengthening Dollar 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.86%
Total Annual Fund Operating Expenses	2.01%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.91%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$194	$621	$1,074	$2,330
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, futures contracts, and options on securities, securities indices, and futures contracts. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the Fund's benchmark. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The U.S. Dollar Index® measures the performance of the U.S. dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt
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investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their
385 | PROSPECTUS

underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than twice the performance of the underlying index.
Index Performance		Annualized Volatility
1x	2x	10%	25%	50%	75%	100%
-60%	-120%	-84%	-85%	-88%	-91%	-94%
-50%	-100%	-75%	-77%	-81%	-86%	-91%
-40%	-80%	-65%	-66%	-72%	-80%	-87%
-30%	-60%	-52%	-54%	-62%	-72%	-82%
-20%	-40%	-37%	-41%	-49%	-64%	-78%
-10%	-20%	-20%	-24%	-37%	-55%	-71%
0%	0%	-1%	-5%	-22%	-43%	-65%
10%	20%	19%	14%	-5%	-31%	-58%
20%	40%	42%	36%	11%	-15%	-47%
30%	60%	67%	59%	32%	-3%	-38%
40%	80%	93%	84%	52%	11%	-28%
50%	100%	122%	111%	76%	28%	-20%
60%	120%	154%	140%	100%	44%	-10%
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The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 7.38%. The underlying index’s highest one-year volatility rate during the five-year period is 8.88%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is -0.11%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns  which are a multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that
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involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its
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obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any
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collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
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OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and the Fund’s underlying index (U.S. Dollar Index®).  The Fund does not seek to track the Bloomberg U.S. Aggregate Bond Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-18.55%
Highest Quarter	December 31, 2024	17.25%
Lowest Quarter	December 31, 2022	-14.37%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	21.36%	6.54%	4.79%
Return After Taxes on Distributions	19.66%	6.01%	4.39%
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	1 Year	5 Years	10 Years
Return After Taxes on Distributions and Sale of Fund Shares	12.62%	4.87%	3.65%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	7.07%	2.39%	1.86%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Weakening Dollar 2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Weakening Dollar 2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide leveraged investment results that match twice the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from twice the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.86%
Total Annual Fund Operating Expenses	2.01%
Fee Waiver (and/or expense reimbursement)[2]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.91%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$194	$621	$1,074	$2,330
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in derivative instruments, which primarily consist of index swaps, futures contracts, and options on securities, securities indices, and futures contracts. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to -200% of the underlying index, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
The U.S. Dollar Index® measures the performance of the U.S. dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt
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investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their
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underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the inverse performance of the Fund’s underlying index on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends or interest paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the underlying index; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than twice the inverse performance of the underlying index.
Index Performance		Annualized Volatility
1x	-2x	10%	25%	50%	75%	100%
-60%	120%	506%	404%	199%	13%	-69%
-50%	100%	286%	229%	91%	-27%	-82%
-40%	80%	171%	128%	33%	-49%	-86%
-30%	60%	99%	70%	-1%	-62%	-90%
-20%	40%	52%	31%	-27%	-70%	-93%
-10%	20%	20%	3%	-42%	-77%	-94%
0%	0%	-3%	-18%	-52%	-81%	-96%
10%	-20%	-19%	-31%	-61%	-84%	-96%
20%	-40%	-32%	-43%	-67%	-87%	-97%
30%	-60%	-42%	-51%	-72%	-89%	-97%
40%	-80%	-50%	-58%	-75%	-91%	-97%
50%	-100%	-57%	-63%	-79%	-92%	-98%
60%	-120%	-62%	-68%	-82%	-93%	-98%
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The underlying index’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 7.38%. The underlying index’s highest one-year volatility rate during the five-year period is 8.88%. The underlying index’s annualized performance for the five-year period ended June 30, 2025 is -0.11%.
Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to isolate the effects of the underlying index volatility and index performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are an inverse multiple of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the inverse of the performance of the underlying index times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that
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involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its
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obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any
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collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
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OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and the Fund’s underlying index (U.S. Dollar Index®). The Fund does not seek to track the Bloomberg U.S. Aggregate Bond Index. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	23.92%
Highest Quarter	December 31, 2022	16.27%
Lowest Quarter	March 31, 2015	-15.81%
PROSPECTUS | 404

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	-13.42%	-7.15%	-6.42%
Return After Taxes on Distributions	-14.91%	-7.56%	-6.64%
Return After Taxes on Distributions and Sale of Fund Shares	-7.92%	-5.39%	-4.58%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	7.07%	2.39%	1.86%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 406

Government Long Bond 1.2x Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Government Long Bond 1.2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment in the Fund is magnified.
The effect of leverage on the Fund will generally cause the Fund’s performance to not correspond to the performance of the Fund’s benchmark (as described below) over a period of time greater than a single trading day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will likely differ from 120% of the return of the Fund’s benchmark for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., 1.2x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.55%	0.56%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.07%	1.33%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.05%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.02%	1.27%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
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2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$104	$335	$585	$1,301
Class H	$129	$416	$723	$1,596
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1616% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in U.S. government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the Fund's benchmark or to securities whose performance is highly correlated to the Fund's benchmark. The Advisor attempts to consistently apply leverage to increase the Fund's exposure to 120% of the Fund's benchmark, and expects to rebalance the Fund's holdings daily to maintain such exposure. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof).
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
PROSPECTUS | 408

On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the
409 | PROSPECTUS

underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the Long Treasury Bond experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time, but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple of the performance of the Long Treasury Bond on a daily basis.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The table below illustrates the impact of two principal factors – volatility and Long Treasury Bond performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of Long Treasury Bond performance, as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index, and volatility over a one-year period. Performance shown in the table assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than 120% of the performance of the Long Treasury Bond; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return less than 120% of the performance of the Long Treasury Bond.
Long Treasury Bond Performance		Annualized Volatility
1x	1.2x	10%	25%	50%	75%	100%
-60%	-72%	-67%	-67%	-68%	-69%	-71%
-50%	-60%	-57%	-57%	-58%	-60%	-62%
PROSPECTUS | 410

Long Treasury Bond Performance		Annualized Volatility
1x	1.2x	10%	25%	50%	75%	100%
-40%	-48%	-46%	-46%	-48%	-49%	-51%
-30%	-36%	-35%	-35%	-37%	-39%	-42%
-20%	-24%	-24%	-25%	-25%	-28%	-32%
-10%	-12%	-12%	-13%	-15%	-18%	-22%
0%	0%	0%	0%	-3%	-6%	-12%
10%	12%	12%	11%	9%	5%	-1%
20%	24%	24%	24%	20%	18%	11%
30%	36%	37%	36%	32%	28%	21%
40%	48%	49%	48%	45%	40%	32%
50%	60%	62%	61%	58%	53%	43%
60%	72%	76%	75%	71%	65%	56%
The Long Treasury Bond’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 15.46%. The Long Treasury Bond’s highest one-year volatility rate during the five-year period is 19.21%. The Long Treasury Bond’s annualized performance for the five-year period ended June 30, 2025 is -10.37%. These figures are based on the Long Treasury Bond’s past performance as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future. The table is intended to isolate the effects of the Long Treasury Bond volatility and performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the Long Treasury Bond and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the returns of the Long Treasury Bond for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the Long Treasury Bond times the stated multiple in the Fund’s investment objective, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal
411 | PROSPECTUS

on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
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Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by
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the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leveraging Risk—The Fund achieves leveraged exposure to the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage will have the effect of magnifying tracking error and also may increase the Fund’s sensitivity to various risks and interest rate environments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade
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restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correspond to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
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Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Treasury Bellwethers 30 Yr. Index).  The Bloomberg U.S. Treasury Bellwethers 30 Yr. Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	1.47%
Highest Quarter	March 31, 2020	31.17%
Lowest Quarter	March 31, 2021	-19.24%
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AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	-12.04%	-10.00%	-3.58%
Return After Taxes on Distributions	-13.32%	-13.18%	-5.80%
Return After Taxes on Distributions and Sale of Fund Shares	-7.08%	-7.51%	-2.81%
Class H—Before Taxes	-12.22%	-10.23%	-3.80%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index (reflects no deduction for fees, expenses or taxes)	-8.09%	-6.68%	-1.56%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
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The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) , excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse Government Long Bond Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse Government Long Bond Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that correlate to the inverse of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the result of each day’s compounded returns over the period, which will likely differ from the inverse return of the daily price movement of the benchmark for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risks of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis.  The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.
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FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares or Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Investor Class	Class H
SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class H
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	4.20%	4.19%
Short Sales Dividend and Interest Expense	3.62%	3.61%
Remaining Other Expenses	0.58%	0.58%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[2]	5.20%	5.44%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.15%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	5.05%	5.29%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. In addition, the Advisor also has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. Each agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. Each agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$505	$1,542	$2,576	$5,141
Class H	$528	$1,608	$2,679	$5,314
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating
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Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 643% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform, on a daily basis, opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the Fund's benchmark. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed
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securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the Long Treasury Bond experiences increased volatility and over longer holding periods.
Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The table below illustrates the impact of two principal factors – volatility and Long Treasury Bond performance – on Fund performance. The table shows
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estimated Fund returns for a number of combinations of Long Treasury Bond performance, as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index, and volatility over a one-year period. Performance shown in the table assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.
The unshaded areas in the table below represent those scenarios where the Fund can be expected to return more than the inverse performance of the Long Treasury Bond; conversely, the shaded areas in the table below represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Long Treasury Bond.
Long Treasury Bond Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%
The Long Treasury Bond’s annualized historical volatility rate for the five-year period ended June 30, 2025 is 15.46%. The Long Treasury Bond’s highest one-year volatility rate during the five-year period is 19.21%. The Long Treasury Bond’s annualized performance for the five-year period ended June 30, 2025 is -10.37%. These figures are based on the Long Treasury Bond’s past performance as measured by the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future. The table is intended to isolate the effects of the Long Treasury Bond volatility and performance on the return of the Fund, and underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the Long Treasury Bond and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the Long Treasury Bond for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the Long Treasury Bond, before accounting for Fund fees and expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment
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purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
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Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely
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to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or
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issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.
Portfolio Turnover Risk—Periodic rebalancing of the Fund's holdings  pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically
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unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Long Treasury Bond, rounding of share prices, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Investor Class shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Investor Class shares and Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Treasury Bellwethers 30 Yr. Index). The Bloomberg U.S. Treasury Bellwethers 30 Yr. Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Investor Class shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	0.68%
Highest Quarter	March 31, 2021	17.85%
Lowest Quarter	March 31, 2020	-23.93%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only. After-tax returns for Class H shares will vary.
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	17.90%	7.54%	1.38%
Return After Taxes on Distributions	14.31%	6.74%	1.00%
Return After Taxes on Distributions and Sale of Fund Shares	10.51%	5.56%	0.90%
Class H—Before Taxes	17.61%	7.33%	1.18%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index (reflects no deduction for fees, expenses or taxes)	-8.09%	-6.68%	-1.56%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Investor Class and Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Investor Class and Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Investor Class and Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) , excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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High Yield Strategy Fund

INVESTMENT OBJECTIVE
The High Yield Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.59%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[2]	1.62%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.56%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$159	$505	$876	$1,917
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio
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turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to gain exposure similar to the total return of the high yield bond market, as represented by U.S. and Canadian high yield bonds, by investing in fixed rate, non-investment grade debt through the use of credit default swaps, high yield securities, futures, total return swaps on exchange-traded funds (“ETFs”), and other financial instruments with economic characteristics comparable to those of the high yield bond market. Generally, high yield bonds, which also are commonly referred to as “junk bonds,” are those bonds rated BB+ and lower by S&P Global Ratings or Ba1 and lower by Moody’s Investors Service, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund’s investment objective.
The Fund will primarily invest in credit default swaps, swaps on ETFs, and bond futures to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but also may buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund's investments in bond futures are expected to provide exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund's swaps investments exposure to produce investment exposure that in the aggregate is similar to that of the high yield bond market.
For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund also may invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, consisting of ETFs, unit investment trusts, and closed-end funds, that invest primarily in high yield debt instruments. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant.
The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt
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securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
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The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Derivatives Risk— Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure , if any, may result in greater volatility of the Fund’s net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
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Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Credit Default Swaps Risk—The Fund’s investments in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. When investing in credit default swaps, the Fund is exposed to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps also are subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
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Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
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Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, the perceived poor management performance, financial leverage or reduced demand of an issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities, held by the Fund, of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.
Leveraging Risk—The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Corporate High Yield Index).  The Bloomberg U.S. Corporate High Yield Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	6.30%
Highest Quarter	December 31, 2023	9.15%
Lowest Quarter	March 31, 2020	-12.11%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	6.67%	1.52%	3.57%
Return After Taxes on Distributions	3.74%	0.60%	2.16%
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	0.77%	2.12%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	8.19%	4.21%	5.17%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
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•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) , excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Inverse High Yield Strategy Fund

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse High Yield Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that correlate to the inverse of the performance of the high yield bond market, a result opposite of most mutual funds. The Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse of the return of the high yield bond market for that period. As a consequence, especially in periods of market volatility, the path or trend of the high yield bond market during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the high yield bond market for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the high yield bond market.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks of shorting and (b) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.56%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[2]	1.60%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.54%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed, through August 1, 2026, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
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4
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$157	$499	$865	$1,895
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to gain inverse exposure to the performance of the high yield bond market by investing in credit default swaps, futures, total return swaps on exchange-traded funds (“ETFs”), and other financial instruments with economic characteristics opposite to those of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which also are commonly referred to as “junk bonds,” are those bonds rated BB+ and lower by S&P Global Ratings or Ba1 and lower by Moody’s Investors Service, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund’s objective.
The Fund will primarily invest in credit default swaps, swaps on ETFs, and bond futures to gain inverse exposure to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a buyer of credit protection (mitigating credit risk) as it seeks to gain inverse exposure to the high yield bond market, but also may sell credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund will invest in bond futures to obtain exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund's swap investments exposure to produce inverse investment exposure to the high yield bond market.
For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund also may invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, consisting of ETFs, unit investment trusts, and closed-end funds, that provide inverse exposure to the high yield debt market. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market.
Investments in derivative instruments, such as futures and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in
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greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant.
The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets.
Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks, including but not limited to: (i) the possibility that distributions from collateral
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securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value or income when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to the Secured Overnight Financing Rate, known as SOFR, or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments and may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity. CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund.
Correlation and Compounding Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its investment objective will be more acute when the high yield bond market experiences extreme volatility. In addition, as a result of compounding, the Fund’s performance is likely to be either greater than or less than the inverse performance of the high yield bond market, before accounting for fees and Fund expenses.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
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Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies.
Derivatives Risk— Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund’s net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Credit Default Swaps Risk—The Fund’s investments in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. When investing in credit default swaps, the Fund is exposed to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps also are subject to liquidity risk.
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Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, short-term funds advised by the Advisor and/or its affiliates, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may
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offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, the perceived poor management performance, financial leverage or reduced demand of an issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities, held by the Fund, of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.
Leveraging Risk—The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
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Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg U.S. Corporate High Yield Index). The Bloomberg U.S. Corporate High Yield Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	-3.46%
Highest Quarter	March 31, 2020	9.17%
Lowest Quarter	December 31, 2023	-6.69%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
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	1 Year	5 Years	10 Years
Return Before Taxes	0.89%	-1.10%	-3.70%
Return After Taxes on Distributions	0.89%	-1.86%	-4.07%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	-1.14%	-2.84%
Indexes
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	8.19%	4.21%	5.17%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) , excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Emerging Markets Bond Strategy Fund

INVESTMENT OBJECTIVE
The Emerging Markets Bond Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Advisor.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.65%
Total Annual Fund Operating Expenses	1.65%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.60%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Advisor has contractually agreed, through August 1, 2026, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$163	$515	$892	$1,950
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to gain exposure similar to the performance of the emerging markets bond market by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds. For
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purposes of the Fund, the emerging markets bond market consists of countries included in the Standard & Poor’s Emerging BMI, as well as countries that are not high-income OECD (Organization for Economic Co-operation and Development) members as defined by the World Bank, and other emerging markets countries as determined by the Advisor.
The Fund will invest primarily in emerging markets credit default swaps, swaps on exchange-traded funds ("ETFs"), U.S. Treasury futures, and bonds. By investing in a combination of emerging markets credit default swaps, swaps on ETFs, U.S. Treasury futures, and bonds, the Fund’s portfolio will have the characteristics of emerging markets bonds without having to invest directly in emerging markets bonds. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the emerging markets bond market, but also may buy credit protection from time to time in order to maintain the appropriate level of exposure to the emerging markets bond market, such as during times of heavy redemption activity. U.S. Treasury futures are derivatives that track the prices of specific U.S. Treasury securities. The emerging markets bond market tends to consist of bonds that are rated below investment grade (below BBB-/Baa3) by nationally recognized statistical rating organizations.
As part of its primary strategy, the Fund also expects to invest in swaps that provide total return exposure to one or more ETFs, and may invest in other investment companies, consisting of ETFs, mutual funds, unit investment trusts, and closed-end investment companies, and derivatives and other financial instruments with economic characteristics comparable to that of the emerging markets bond market as represented by emerging market bonds. Certain of the investment companies in which the Fund may invest may be advised by the Advisor or otherwise affiliated with the Fund.
The Fund derives its exposure to the emerging markets bond market from its investment in credit default swaps and futures, which provide leveraged exposure. Investments in these derivative instruments have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In addition to its primary strategy, the Fund may, under normal circumstances, buy debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund may hold a portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates and is not simply a measure of time. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits, as well as other short-term instruments, such as loan participations and repurchase agreements. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. The Fund also may invest in high yield securities, known as junk bonds, which are debt securities rated below investment grade (below BBB-/Baa3) by nationally recognized statistical rating organizations, or unrated securities that the Advisor believes are of comparable quality.
The Fund may invest in sovereign debt securities denominated in foreign currencies or the U.S. dollar. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A Securities”) which are determined by the Advisor to be liquid.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived by market participants, rating agencies, pricing services or otherwise to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. In particular, the Fund may have direct and indirect exposure to foreign currencies and also may incur transaction costs in connection with conversions between those currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with
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underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's net asset value (“NAV”) per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be traded on a designated contract market or swap execution facility. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Credit Default Swap Risk—The Fund’s investments in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. When investing in credit default swaps, the Fund is exposed to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps also are subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
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Emerging Markets Risk—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s investments in foreign securities and foreign issuers are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook, and to real or perceived adverse economic and competitive industry conditions. High yield securities may be issued by companies that ae restructuring, are smaller and less credit worthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—The Fund may seek to gain certain exposure through investments in other investment vehicles. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other
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creditors, extension risk, and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment Technique Risk—Some investment techniques of the Fund, such as its use of derivatives to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.
Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, the perceived poor management performance, financial leverage or reduced demand of the issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.
Leveraging Risk—The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including
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geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (Bloomberg Emerging Markets USD Aggregate Bond Index) and an additional index (ICE BofA BBB & Lower Sovereign USD External Debt Index). The ICE BofA BBB & Lower Sovereign USD External Debt Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. For additional information about the indexes noted above, please see Appendix A – Additional Index Information to the Fund’s Prospectus. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below for Class H shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	5.47%
Highest Quarter	December 31, 2023	10.21%
Lowest Quarter	March 31, 2020	-12.22%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Class H
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	1 Year	5 Years	10 Years
Return Before Taxes	1.26%	-2.12%	0.78%
Return After Taxes on Distributions	-1.50%	-3.51%	-1.19%
Return After Taxes on Distributions and Sale of Fund Shares	0.78%	-2.16%	-0.24%
Indexes
Bloomberg Emerging Markets USD Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.58%	0.63%	3.20%
ICE BofA BBB & Lower Sovereign USD External Debt Index (reflects no deduction for fees, expenses or taxes)	7.47%	0.16%	2.91%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) , excluding bond market holidays. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
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TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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U.S. Government Money Market Fund

INVESTMENT OBJECTIVE
The U.S. Government Money Market Fund (the “Fund”) seeks to provide security of principal, high current income, and liquidity.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES* (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.05%
*
If you exchange your Class A shares or Class C shares of another Guggenheim Investments fund for shares of the Fund, and your Class A shares or Class C shares are subject to a deferred sales charge at the time of the exchange, no deferred sales charge will be incurred on the exchange itself. However, any such deferred sales charge will be assessed at the time you redeem your shares of the Fund.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to operate as a “government money market fund” as defined by Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”) and seeks to maintain a stable net asset value ("NAV") of $1.00 per share. As such, the Fund invests at least 99.5% of its total assets in government securities as defined by the 1940 Act, including those with floating or variable rates of interest, cash, and repurchase agreements collateralized fully by U.S. government securities. The Fund will comply with all applicable requirements of Rule 2a-7, including certain liquidity, maturity, and diversification requirements. The Fund invests only in U.S. dollar-denominated securities and seeks to invest in securities that present minimal credit risk. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized by government securities.
The 1940 Act defines “government security” to mean any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. Certain government securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities are supported by the full faith and credit of the U.S. government. Other government securities issued or guaranteed by other U.S. government agencies or instrumentalities are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government, but such agencies and instrumentalities are authorized to borrow from the U.S. Treasury to meet their obligations. The Fund may invest in government securities issued by the following U.S. government agencies and instrumentalities, among others: Government National Mortgage Association (Ginnie Mae), Financing Corporation (FICO), Tennessee Valley
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Authority (TVA), Federal Agricultural Mortgage Corporation (Farmer Mac), Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Farm Credit Bank (FFCB), and the Federal Home Loan Bank (FHLB).
“Government money market funds” are not required to impose liquidity fees, and the Fund’s Board of Trustees has elected not to impose liquidity fees at this time but may elect to impose such fees in the future. The Fund will notify shareholders in advance of the imposition of liquidity fees.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.
Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Income Risk—Income Risk involves the potential for decline in the Fund’s yield (the rate of dividends the Fund pays) in the event of declining interest rates.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of previously issued fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund, and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the yield, costs, and operations of the Fund and, with respect to their investments in the Fund, the taxation of shareholders.
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Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the  repurchase agreement counterparty and underlying collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Stable Price Per Share Risk— The Fund’s assets are valued using the amortized cost method, which generally enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Advisor or its affiliates will provide financial support to the Fund at any time, including during periods of market stress. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In exchange for the Fund’s emphasis on a stable price per share and liquidity, the Fund may experience lower long-term performance than stock or bond investments.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The bar chart below shows the performance of shares of the Fund from year to year. The Fund began operating as a "government money market fund" as that term is defined by Rule 2a-7 on May 1, 2016. While the Fund primarily invested in government securities prior to May 1, 2016, it was not required to invest 99.5% of its total assets in government securities, cash, or fully collateralized repurchase agreements.  As a result, the performance information presented below for periods prior to May 1, 2016 may have differed if the current investment strategy had been in effect during those periods. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below is based on a calendar year.

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During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2025	1.63%
Highest Quarter	June 30, 2024	1.10%
Lowest Quarter	March 31, 2015	0.00%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Money Market	4.26%	1.89%	1.16%
YIELD
Call 800.820.0888 for the U.S. Government Money Market Fund’s current yield.
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
Shares of the Money Market Fund held either directly with Guggenheim Investments or through a third party (e.g., a brokerage account) are not subject to a minimum initial investment amount or a minimum account balance. However, if you exchange shares of the Fund for shares of another fund in the Guggenheim Investments family of funds you will be subject to the purchaser eligibility requirements of the applicable share class of that fund, which may include initial investment amount and account balance requirements. Any such requirements will be disclosed in each fund’s prospectus. In addition, accounts opened through a financial intermediary (non-direct) may be subject to that financial intermediary’s minimum initial investment amount and account balance requirements.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
The Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the Fund will post advance notice of these events at www.guggenheiminvestments.com.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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More Information About the Trust and the Funds

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Investor shares and Class H shares of the funds listed below, as well as shares of the U.S. Government Money Market Fund (each, a “Fund” and collectively, the “Funds”), which are grouped into the categories listed below.
The Funds may be appropriate for investors who use an investment strategy that relies on frequent buying, selling, or exchanging among stock mutual funds, because the Funds do not limit how often an investor may exchange among Funds. In addition, the Funds do not impose any transaction fees when investors exchange shares. In addition, certain of the Funds, as specified in this Prospectus, provide multiple opportunities for investors to capitalize on market trends and to capture market momentum with intra-day Fund share pricing and trading. Dynamic asset allocators also may utilize intra-day trading as a defensive strategy to react to market movements before investments are adversely affected.
For purposes of the Investment Company Act of 1940 (the “1940 Act”), each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in the funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, a fund may not be permitted to accept such an investment by another investment company if the fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A) in reliance on Rule 12d1-4.
DOMESTIC EQUITY FUNDS
Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund
SECTOR FUNDS
Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund
INTERNATIONAL EQUITY FUNDS
Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, and Inverse Emerging Markets 2x Strategy Fund
SPECIALTY FUNDS
Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund
FIXED INCOME FUNDS
Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund
INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.
The following sections provide additional information regarding certain of the Funds’ investment objectives.
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Each Domestic Equity Fund, International Equity Fund, Specialty Fund, and Fixed Income Fund (except the High Yield Strategy Fund and Inverse High Yield Strategy Fund) may change its underlying index or benchmark without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days’ prior notice of any such change.
Monthly Rebalance NASDAQ-100® 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a calendar month basis by 200% of any increase in the value of the Fund’s underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund’s shares should go up by 10% that calendar month). When the value of the Fund’s underlying index declines, the value of the Fund’s shares should decrease on a calendar month basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund’s shares should go down by 10% that calendar month).
Emerging Markets 2x Strategy Fund and Strengthening Dollar 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by 200% of any increase in the value of the Fund’s underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund’s shares should go up by 10% on that day). When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund’s shares should go down by 10% on that day).
Inverse Emerging Markets 2x Strategy Fund and Weakening Dollar 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by 200% of any decrease in the value of the Fund’s underlying index (e.g., if the value of the Fund’s underlying index goes down by 5%, the value of the Fund’s shares should go up by 10% on that day). When the value of the Fund’s underlying index increases, the value of the Fund’s shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (e.g., if the value of the Fund’s underlying index goes up by 5%, the value of the Fund’s shares should go down by 10% on that day).
Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse S&P 500® Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase during times when the value of the Fund’s underlying index is decreasing. When the value of the Fund’s underlying index is increasing, however, the value of the Fund’s shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund’s shares should go down by 5% on that day).
Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund and Europe 1.25x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase during times when the performance of the Fund’s underlying index is increasing. When the value of the Fund’s underlying index is decreasing, the value of the Fund’s shares will tend to decrease.
Nova Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund’s shares should go down by 7.5% on that day).
NASDAQ-100® Fund, Russell 2000® Fund, S&P 500® Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund’s underlying index. When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.
Japan 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund’s underlying index decreases, the value of the Fund’s shares should also decrease by 200% of the fair value of the decrease in the underlying index (e.g., if the fair value of the
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underlying index goes down by 5%, the value of the Fund’s shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under “Calculating Net Asset Value,” the value of the Fund’s shares may increase by more or less than 200% of the reported value of the underlying index on any given day.
Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund’s shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund’s shares should go down by 6% on that day).
Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund’s shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund’s shares should go down by 2% on that day).
Inverse High Yield Strategy Fund. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase during times when the value of the high yield bond market, as a whole, is decreasing. When the value of the high yield bond market is increasing, however, the value of the Fund’s shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the high yield bond market increases by 5%, the value of the Fund’s shares should decrease by 5% on that day).
With the exception of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, none of the Funds discussed above seek to achieve their respective investment objectives over a period of time greater than a single day. As a result of compounding, which is discussed in greater detail under “Understanding Compounding & the Effect of Leverage,” each Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the Fund’s benchmark, before Fund fees and expenses. Neither the Europe 1.25x Strategy Fund nor the Japan 2x Strategy Fund seeks to provide investment results that correlate to the performance of its respective benchmark on a daily basis but rather seeks to provide investment results that correlate to the performance of its benchmark over time. The Monthly Rebalance NASDAQ-100® 2x Strategy Fund seeks to provide investment results that match the performance of its benchmark on a calendar month basis.
PRINCIPAL INVESTMENT STRATEGIES
The Advisor develops and implements structured investment strategies designed to achieve each Fund’s investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund’s benchmark or market sector in order to maintain consistency and predictability.
With the exception of the High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund, the Advisor does not engage in temporary defensive investing and seeks to keep each Fund fully invested in all market environments. Each of the High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund may, but will not necessarily, invest up to 100% of its assets in high-quality debt securities and money market instruments and the Emerging Markets Bond Strategy Fund also may invest up to 100% of its assets either directly or indirectly through ETFs in an effort to protect the value of the Fund in response to adverse market, economic, political or market conditions.
The High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund may be invested in this defensive manner for extended periods, depending on the Advisor's assessment of market conditions, which could result in lower returns and loss of market opportunity. Debt securities and money market instruments include shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent a Fund invests in money market mutual funds, the Fund would bear its pro rata portion of each such money market fund's advisory fees and operational expenses.
Each Domestic Equity Fund’s, Sector Fund’s, International Equity Fund’s, Fixed Income Fund’s, and U.S. Government Money Market Fund’s investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to
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shareholders. To the extent a Fund's investments in derivatives are included within its 80% investment policy, such derivatives generally will be valued at their notional value for purposes of calculating the Fund's compliance with the 80% investment requirement.
Domestic Equity Funds, International Equity Funds, Specialty Funds, and Fixed Income Funds (except for the High Yield Strategy Fund and Inverse High Yield Strategy Fund). In managing the Funds, the Advisor uses a “passive” investment strategy to manage each Fund’s portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor’s primary objective for the Funds is to match or correlate, as closely as possible, with the performance of each Fund’s underlying index or other benchmark. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.
The following Funds — Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (each, a “Leveraged Fund” and collectively, the “Leveraged Funds”) — are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and securities indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund’s assets. For the Inverse Emerging Markets 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (each, a “Leveraged Inverse Fund” and together, the “Leveraged Inverse Funds”) and for the Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, and Inverse Government Long Bond Strategy Fund (each, an “Inverse Fund” and collectively, the “Inverse Funds”), the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.
The Leveraged Funds, Leveraged Inverse Funds and Inverse Funds may be appropriate for investors who believe that over the long-term, the value of each Fund’s underlying index or reference asset or market will increase or decrease, and that by investing with the objective of achieving a multiple of the index’s daily return for each Leveraged Fund, a multiple of the inverse of the index’s daily return for each Leveraged Inverse Fund, or the inverse of the index’s daily return for each Inverse Fund, the Funds will achieve superior results over time. Investors should understand that because each Leveraged Fund and Leveraged Inverse Fund seeks a multiple of or multiple of the inverse of the daily performance of an underlying index or reference asset or market , each Leveraged Fund and Leveraged Inverse Fund is expected to experience greater daily volatility than a conventional index fund. For example, if a Leveraged Fund seeks to double the daily performance of the index underlying its benchmark, it should have twice the daily volatility of a conventional index fund. This increases the potential risk of loss. Due to the effects of compounding and leverage, in periods of increased market volatility, it is possible a Fund may sustain investment losses when the performance of the Fund's underlying index is flat and even when the benchmark's performance is improving.
The Leveraged Funds, Leveraged Inverse Funds and Inverse Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Leveraged Funds, Leveraged Inverse Funds and Inverse Funds should: (a) for each Leveraged Fund and Leveraged Inverse Fund, understand the risks associated with the use of leverage, (b) for each Leveraged Fund and Leveraged Inverse Fund, understand the consequences of seeking daily leveraged investment results (and in the case of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, leveraged investment results over greater periods of time), (c) for each Leveraged Inverse Fund and Inverse Fund, understand the risks of shorting, and (d) for each Leveraged Fund, Leveraged Inverse Fund and Inverse Fund, intend to actively monitor and manage their investments. Investors who do not understand the Leveraged Funds, Leveraged Inverse Funds and Inverse Funds or do not actively manage and monitor their investments, should not buy shares of the Leveraged Funds, Leveraged Inverse Funds and Inverse Funds. An investment in a Fund is not a complete investment program.
Monthly Rebalance NASDAQ-100® 2x Strategy Fund. As used in this Prospectus, the term “calendar month” or “monthly” refers to the period from the close of the markets on the last business day of a given calendar month until the close of the markets on the last business day of the subsequent calendar month. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its benchmark. The Advisor also
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regularly uses leveraged instruments, such as futures contracts and options on securities, futures contracts, and securities indices to pursue its investment objective. While the Advisor generally does not engage in temporary defensive investing, the Advisor may invest in certain instruments designed to protect the value of the Fund in the event of an extreme intra-month movement in the value of the underlying index. There can be no assurance that such efforts will be successful in protecting the value of the Fund. The Advisor monitors the Fund on an ongoing basis and makes adjustments to its portfolio on the last trading day of each calendar month, as necessary, to minimize tracking error and to maximize liquidity. An investor who purchases Fund shares intra-calendar month may experience greater than 200% exposure to the performance of the underlying index if the underlying index declines between the end of the last calendar month and the time the investor purchased Fund shares. The Fund is not subject to the value at risk (“VaR”)-based limit on the leverage risk a fund may incur imposed by the 1940 Act and the rules thereunder, and as a result, is permitted to exceed 200% exposure to its underlying index.
Sector Funds. In managing the Sector Funds, the Advisor’s objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own quantitative and qualitative methodology to construct each Fund’s portfolio. The Advisor first identifies the investment universe for each sector primarily using one or more widely recognized sector and industry-level classification standards, including, but not limited to, Bloomberg Industry Classification Standard (BICS), Bloomberg Classification System (BCLASS), and Global Industry Classification Standard (GICS®). The Advisor then employs quantitative and qualitative screens based on price, liquidity, and tradability standards. The remaining securities are weighted using a proprietary modified capitalization weighting methodology. The resulting portfolio is then adjusted to meet the diversification requirements such that the Sector Funds may be treated as regulated investment companies (“RICs”) for U.S. federal income tax purposes. The Advisor monitors the efficacy of this methodology and makes periodic changes in the composition of the Sector Funds to seek to ensure that each Fund remains a valid representation of its sector.
High Yield Strategy and Inverse High Yield Strategy Funds. The Advisor’s primary objective for the High Yield Strategy Fund and Inverse High Yield Strategy Fund is to correlate with the performance of the high yield bond market. The Advisor seeks to create portfolios that will correlate highly with the performance of the high yield bond market by investing in credit default swaps, bond futures and other financial instruments that have risk and return characteristics similar to a portfolio of high yield securities. A high yield bond is a bond that is rated below investment grade. Generally, high yield bonds are those bonds rated BB+ and lower by Standard & Poor’s Rating Service or Ba1 and lower by Moody’s Investors Service, Inc. Investors are subject to credit risk when investing in high yield bonds as issuers of the debt may be unable to make their interest and principal payments. High yield bonds typically pay higher yields because they tend to have a higher risk of defaulting than investment grade bonds. Investors also are subject to interest rate risk when investing in high yield bonds as fixed income securities will generally decrease when interest rates rise. However, the prices of high yield bonds may not necessarily move inversely with changes in interest rates due to changes in credit risk and/or other risks. The Funds will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. The High Yield Strategy Fund will generally be a seller of credit protection and the Inverse High Yield Strategy Fund will generally be a buyer of credit protection. To manage interest rate risk, the Funds invest in bond futures. The High Yield Strategy Fund will typically buy bond futures, whereas the Inverse High Yield Strategy Fund will typically sell bond futures short. Additionally, the Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for each Fund.
Emerging Markets Bond Strategy Fund. The Advisor’s primary objective for the Fund is to correlate, before fees and expenses, with the performance of the emerging markets bond market as defined by the Advisor. The emerging markets bond market consists of countries included in the Standard & Poor’s Emerging Broad Market Index (BMI), as well as countries that are not high-income OECD (Organization for Economic Co-operation and Development) members as defined by the World Bank, and other emerging markets countries as determined by the Advisor. The S&P Emerging BMI captures all companies domiciled in the emerging markets within the S&P Global BMI with a float-adjusted market capitalization of at least $100 million and a minimum annual trading liquidity of $50 million. Those countries currently are Czech Republic, Hungary, Poland, Russia, Turkey, China, India, Indonesia, Malaysia, Philippines, Taiwan, Thailand, Brazil, Chile, Colombia, Mexico, Peru, Egypt, Morocco, South Africa, United Arab Emirates, Qatar, and Greece. High-income OECD members currently are Australia, Austria, Belgium, Canada, Chile, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Israel, Japan, Korea Republic, Luxembourg, Netherlands, New Zealand, Norway, Poland, Portugal, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, United Kingdom, and United States. The Advisor seeks to create a portfolio that will correlate highly with the performance of the emerging markets bond market by investing in emerging markets credit
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default swaps, U.S. Treasury futures, and bonds that in combination have risk and return characteristics similar to a portfolio of emerging markets bonds. The Fund will primarily invest in credit default swaps to gain credit exposure similar to the emerging markets bond market. To manage interest rate risk, the Fund invests in U.S. Treasury futures. The bonds in which the Fund invests generally will have an average duration of 4-10 years.
To manage the Fund’s cash holdings, the Fund may invest in a variety of fixed income instruments. The Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for the Fund.
All Funds. In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendments could cause some Funds to change their names or investment policies and make other operational adjustments. Implementation of any such change, which, as of the date of this Prospectus, would need to be made prior to June 11, 2026, could adversely affect a Fund’s operations and investment strategies. The extent of the impact of the amendments is still uncertain and under assessment.
Securities Lending. The Funds participate in a securities lending program (the “Securities Lending Program”) offered by U.S. Bank National Association (‘‘U.S. Bank’’) pursuant to the terms of a securities lending agreement entered into between the Trust and U.S. Bank. Securities lending involves the risk that a Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. As a result, a Fund could lose money if it experiences a delay in recovering the loaned securities or if it is ultimately unable to recover the securities. Although each Fund receives collateral (often in the form of repurchase agreements) based on the value of the loaned securities and indemnifications from its lending agent, a Fund could still lose money if the value of the collateral declines, including the value of any investments made with cash collateral, or if the lending agent fails to perform its obligations under its lending agreement with the Fund. A Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to shareholders. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those activities as qualified dividend income.
IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS
The Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Nova Fund, Emerging Markets 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund (the “Daily Leveraged Funds”) seek daily leveraged investment results. The Monthly Rebalance NASDAQ-100® 2x Strategy Fund seeks leveraged investment results on a calendar month basis (the "Monthly Leveraged Fund"). The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the “Leveraged Funds”). The Inverse Emerging Markets 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Leveraged Inverse Funds”) seek to provide leveraged investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse Government Long Bond Strategy Fund (the “Daily Inverse Funds”) seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the “Inverse Fund”). The Daily Leveraged Funds, Monthly Leveraged Fund, Leveraged Funds, Leveraged Inverse Funds, Daily Inverse Funds and the Inverse Fund may be referred to collectively as the “Funds.”
As discussed in each Fund’s Summary section, the Funds’ performance is subject to the effects of compounding and leverage, which are discussed in more detail below.
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE
It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The effect of leverage on a fund that rebalances on a daily or monthly basis will generally cause the fund’s performance to not match or correlate to the performance of the fund’s benchmark over a period of time greater than one day or different than a full calendar month, as applicable. As a
PROSPECTUS | 472

result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund’s benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:
Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.
Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.
Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).
The examples demonstrate that over time, the cumulative percentage increase or decrease in the NAV of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund’s benchmark due to the compounding effect of losses and gains on the returns of the fund. It also is expected that a fund’s use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.
The following graphs further illustrate the effect of leverage on fund performance in comparison to the performance of the fund’s underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns and exactly twice (200%) the calendar month index returns.
In order to isolate the effect of leverage, the hypothetical graphs assume: (i) no tracking error (see “Tracking Error Risk” under “Descriptions of Principal Risks”); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund’s performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index’s volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. For example, the annualized historical volatility rate for the five-year period ended June 30, 2025 of the S&P 500® Index is 16.30%. The S&P 500® Index’s volatility may be more or less significant at any given time. The indices underlying the Funds’ benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The annualized historical volatility for the five-year period ended June 30, 2025 of the other indices underlying the Funds’ benchmarks is as follows: NASDAQ-100 Index® 20.64%; Nikkei 225 Stock Average Index 17.09%; Russell 2000® Index 21.77%; S&P Emerging 50 ADR Index 21.59%; S&P MidCap 400® Index 19.15%; STOXX Europe 50® Index 17.96%; and U.S. Dollar Index® 7.38%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.
473 | PROSPECTUS

Twice (200%) Daily Index Returns

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475 | PROSPECTUS

Twice (200%) Calendar Month Index Returns

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Intra-Month Investment Volatility. The effect of leverage on a fund that rebalances on a calendar month basis will generally cause the fund’s performance to not match or correlate to the performance of the fund’s benchmark over a period of time longer than a full calendar month. The fund’s performance also will not match or correlate to the performance of the fund’s benchmark over a period of time shorter than a full calendar month if the fund is purchased on a day other than the last business day of the previous calendar month. As a result, an investor who purchases shares of the Fund on a day other than the last business day of the previous calendar month will generally receive more, or less, than 200% exposure to the Fund’s underlying index, depending on the performance of the underlying index for the remainder of that calendar month. If the underlying index moves in a positive direction, an investor in the Fund would receive exposure to the underlying index less than 200%. Conversely, if the underlying index moves in a negative direction, an investor in the Fund would receive exposure to the underlying index greater than 200%. Calendar month rebalancing may compromise the Fund’s performance if the underlying index experiences significant volatility during a month. The table below demonstrates how intra-month movements in the underlying index would affect the underlying index exposure of an investor who purchases shares of the Fund on a day other than the last business day of a calendar month.
Intra-month Change in Index Level Since Previous Month End
	-40%	-35%	-30%	-25%	-20%	-15%	-10%	-5%	0%	5%	10%	15%	20%	25%	30%	35%	40%
Leverage	600%	433%	350%	300%	267%	243%	225%	211%	200%	191%	183%	177%	171%	167%	163%	159%	156%
MARKET VOLATILITY.
Each Daily Leveraged Fund, Monthly Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily or monthly performance of its underlying index. No Daily Leveraged Fund, Monthly Leveraged Fund or Leveraged Inverse Fund attempts to, and no Daily Leveraged Fund, Monthly Leveraged Fund or Leveraged Inverse Fund should be expected to, provide returns that are a multiple of the return of the underlying index for periods other than a single day or full calendar month, as applicable. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
The Monthly Leveraged Fund rebalances its portfolio on a calendar monthly basis, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. Investors should understand the consequences of holding daily and monthly rebalanced funds for periods longer than a single day or month, respectively, and should actively manage and monitor their investments, as frequently as daily.
477 | PROSPECTUS

Daily rebalancing will impair a Daily Leveraged Fund’s or Leveraged Inverse Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one-year period during which its benchmark experienced annualized volatility of 20%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to -38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
Table 1
Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss	Hypothetical 2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%
Monthly rebalancing will impair the Monthly Leveraged Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 2x monthly leveraged fund would be expected to lose -3.5% (as shown in Table 1 below) if its benchmark provided no return over a one-year period during which its benchmark experienced annualized volatility of 20%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for a 2x monthly leveraged fund widens to approximately -13.5%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
Table 2
Benchmark Annualized Volatility Range	Hypothetical Monthly 2x Leveraged Fund Loss
10%	-0.9%
20%	-3.5%
30%	-7.6%
40%	-13.5%
50%	-20.2%
60%	-28.7%
70%	-37.0%
80%	-47.0%
90%	-56.9%
100%	-66.2%
Table 1 and Table 2 show the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.
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Table 3 shows the range of annualized volatility for the indices to which the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds are benchmarked for the five-year period ended June 30, 2025. The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 7.38% to 21.77%. Since market volatility has negative implications for funds that rebalance daily and monthly, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 and Table 2 can be combined with the recent volatility ranges of various indices in Table 3 to give investors some sense of the risks of holding the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds, Monthly Leveraged Fund and Leveraged Inverse Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Table 3
Index	Annualized Historical Volatility for the Five- Year Period Ended June 30, 2025
NASDAQ-100 Index®	20.64%
Nikkei 225 Stock Average Index	17.09%
Russell 2000® Index	21.77%
S&P 500® Index	16.30%
S&P Emerging 50 ADR Index	21.59%
S&P MidCap 400® Index	19.15%
STOXX Europe 50® Index	17.96%
U.S. Dollar Index®	7.38%
A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its underlying index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its underlying index equal to -200% of its net assets. The Monthly Leveraged Fund seeks calendar monthly leveraged exposure to its underlying index equal to 200% of its net assets. As a consequence, for each Daily Leveraged Fund and the Monthly Leveraged Fund, the risk of total loss of your investment exists in the event of a decline in the value of the underlying index of a Daily Leveraged Fund or the Monthly Leveraged Fund and for each Leveraged Inverse Fund the risk of total loss exists in the event of a gain in the value of the underlying index of a Leveraged Inverse Fund. Due to the effects of compounding and leverage, in periods of increased market volatility, it also is possible that a Daily Leveraged Fund, Leveraged Inverse Fund or Monthly Leveraged Fund may sustain investment losses when the performance of its underlying index is flat and even when the benchmark's performance is improving. In short, the risk of total loss of your investment exists.
THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund’s underlying index gains 10% for a week, the Daily Leveraged Fund’s shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund’s or Leveraged Inverse Fund’s daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a Daily Leveraged Fund’s or Leveraged Inverse Fund’s performance over that same period.
The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index affect a Daily Leveraged Fund’s and Leveraged Inverse Fund’s performance for a trading day and cumulatively up to, and including, the entire 10-trading day period. The charts are based on a hypothetical $100 investment in a Daily Leveraged Fund and Leveraged Inverse Fund over a 10-trading day period and do not reflect expenses of any kind.
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TABLE 1: NO CLEAR TREND IN THE MARKET
	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.48%	$81.43	-9.52%	-18.57%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.77%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
Day 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%	$128.31	11.11%	28.31%
Day 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%	$83.03	-35.29%	-16.97%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
Day 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%	$81.71	-10.53%	-18.29%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.77%	$73.54	-10.00%	-26.46%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%	$80.55	9.52%	-19.45%
The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10-trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds’ underlying index for the 10-trading day period.
TABLE 2: CLEAR TREND THAT MARKET RISES
	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
Day 3	106	1.92%	6.00%	$112.24	3.85%	12.24%	$88.69	-3.85%	-11.31%
Day 4	108	1.89%	8.00%	$116.47	3.77%	16.47%	$85.34	-3.77%	-14.66%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.18%	$79.19	-3.64%	-20.81%
Day 7	114	1.79%	14.00%	$129.65	3.57%	29.65%	$76.36	-3.57%	-23.64%
Day 8	116	1.75%	16.00%	$134.20	3.51%	34.20%	$73.68	-3.51%	-26.32%
Day 9	118	1.72%	18.00%	$138.82	3.45%	38.82%	$71.14	-3.45%	-28.86%
Day 10	120	1.69%	20.00%	$143.53	3.39%	43.53%	$68.73	-3.39%	-31.27%
The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10-trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10-trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10-trading day period.
PROSPECTUS | 480

TABLE 3: CLEAR TREND THAT MARKET DECLINES
	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
Day 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%	$112.76	4.17%	12.76%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
Day 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%	$122.66	4.35%	22.66%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%	$128.12	4.44%	28.12%
Day 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%	$133.94	4.55%	33.94%
Day 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%	$140.17	4.65%	40.17%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%	$146.84	4.76%	46.84%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%	$154.01	4.88%	54.01%
The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10-trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10-trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10-trading day period.
THE PROJECTED RETURNS OF MONTHLY LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING MONTH
The Monthly Leveraged Fund seeks calendar monthly leveraged investment results, which should not be equated with seeking a leveraged goal for a period different than a full calendar month. For instance, if the Monthly Leveraged Fund’s underlying index gains 10% for a quarter, the Monthly Leveraged Fund’s shares should not be expected to provide a return of 20% for the quarter even if it meets its target each calendar month. This is true because of the Fund expenses set forth in the prospectus, but also because the pursuit of monthly goals may result in monthly leveraged compounding, which means that the return of the underlying index over a period of time different than a calendar month multiplied by the Monthly Leveraged Fund’s monthly target (e.g., 200%) will not generally equal the Monthly Leveraged Fund’s performance over that same period.
The following charts set out a range of hypothetical monthly performances during a given ten-month trading period of an index and demonstrate how changes in the index affect a 2x monthly leveraged fund's performance for a trading month and cumulatively up to, and including, the entire ten-month trading period. The charts are based on a hypothetical $100 investment in the fund over a ten-month trading period and do not reflect expenses of any kind. If they did, the performance shown would be lower.
481 | PROSPECTUS

TABLE 1: NO CLEAR TREND IN THE MARKET
	Index			2x Monthly Leveraged Fund
	Value	Monthly Performance	Cumulative Value	NAV	Monthly Performance	Cumulative Performance
	100			$100.00
Month 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Month 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
Month 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
Month 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
Month 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
Month 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
Month 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
Month 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
Month 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
Month 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%
The cumulative performance of the index in Table 1 is 0% for the ten-month trading period. The hypothetical return of the fund for the ten-month trading period is -6.11%. The volatility of the index performance and lack of clear trend results in performance for the fund for the period which bears little relationship to the performance of the fund’s index for the ten-month trading period.
TABLE 2: CLEAR TREND THAT MARKET RISES
	Index			2x Monthly Leveraged Fund
	Value	Monthly Performance	Cumulative Value	NAV	Monthly Performance	Cumulative Performance
	100			$100.00
Month 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Month 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Month 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
Month 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
Month 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Month 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
Month 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
Month 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
Month 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
Month 10	120	1.69%	20.00%	$143.53	3.39%	43.53%
The cumulative performance of the index in Table 2 is 20% for the ten-month trading period. The hypothetical return of the fund for the ten-month trading period is 43.53%. The hypothetical return of the fund is 218% of the index return for the ten-month trading period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the ten-month trading period.
PROSPECTUS | 482

TABLE 3: CLEAR TREND THAT MARKET DECLINES
	Index			2x Monthly Leveraged Fund
	Value	Monthly Performance	Cumulative Value	NAV	Monthly Performance	Cumulative Performance
	100			$100.00
Month 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
Month 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
Month 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
Month 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
Month 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
Month 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
Month 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
Month 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
Month 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
Month 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%
The cumulative performance of the index in Table 3 is -20% for the ten-month trading period. The hypothetical return of the fund for the ten-month trading period is -36.33%. The hypothetical return of the fund is 182% of the index return for the ten-month trading period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the ten-month trading period.
PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the Funds’ Statement of Additional Information (the "SAI"). An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information about the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The relative significance of each risk may change over time and you should review each risk carefully because any one or more of these risks may result in losses to a Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. An investment in a Fund does not constitute a complete investment program.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment adviser can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Investors should be aware that economies and financial markets throughout the world have in recent periods experienced varying degrees of increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or recur in the future, the risks described below could be heightened significantly and a Fund’s investments and a shareholder’s investment in a Fund may be subject to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk is not specifically identified as a heightened risk under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed and Mortgage-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
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Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities also are subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to the Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of the Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed security may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed
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securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.
The general effects of inflation on the United States economy can be wide ranging and may be evidenced from time to time by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured, for example, by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally, in particular credit risk and interest rate risk, and the commercial real estate markets and the real estate securing the underlying mortgage loans. Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural
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disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS. CMBS are also subject to risks associated with investments in asset-backed securities.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally, in particular credit risk and interest rate risk, and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (i.e., MBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are also less readily marketable than agency MBS and are subject to heightened credit and liquidity risks. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of nonpayment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities generally are subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. RMBS are also subject to risks associated with investments in asset-backed securities.
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In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Capitalization Securities Risk—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio or underlying index or other benchmark may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, underlying index or other benchmark, it is subject to the risk that the predominate capitalization range represented in its portfolio, underlying index or other benchmark may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. The Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
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Cash and Cash Equivalents Risk—When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, the Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, the Fund’s investment in CLO securities will provide it with indirect exposure to the CLOs; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the commercial loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. However, it is possible that a senior tranche of a CLO could experience losses, particularly in stressed market conditions, due to defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool, increased sensitivity to defaults due to collateral default, market anticipation of defaults and investor aversion to CLO securities as an asset class. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, the Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value or income because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in
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structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose the Fund to risks similar to fixed income securities and also expose the Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.
Compounding Risk—In addition to the correlation risks described under “Correlation Risk”, the Fund’s returns are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the Fund's benchmark over periods greater than a single day (and in the case of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, a full calendar month), before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day (and in the case of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, monthly returns over periods greater than a full calendar month). The Fund’s compounded returns for periods greater than a single day (or full calendar month) will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index or reference asset experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods.
Compounding affects the performance of all investments over time but has a more significant effect on a leveraged index fund because the magnified changes in performance produced by the use of leverage lead to greater increases and decreases in the fund’s daily returns (or monthly returns) which are then compounded over time. The effects of compounding, therefore, have a more significant effect on the Fund because it seeks to match a multiple or inverse multiple, as applicable, of the performance of the Fund’s underlying index or reference asset on a daily basis (or in the case of the Monthly Rebalance NASDAQ-100 2x Strategy Fund, on a calendar month basis).
Correlation Risk—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all of the securities in its underlying index or reference asset or the Fund’s weighting of investment exposure to such securities or industries may be different from that of its underlying index or reference asset. In addition, the Fund may invest in securities or financial instruments not included in its underlying index or reference asset. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. If the Fund seeks to meet its investment objective on a daily or calendar month basis, activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events carried out on a particular day or day(s) also may hinder the Fund’s ability to meet its daily investment objective on that day or calendar month leveraged investment objective in any given month, as applicable.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangements or derivatives transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives involving
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counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are rising.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obliger to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened during adverse market conditions and in market environments where interest rates are rising or when refinancing obligations become more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may be subject to greater credit risk. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened during adverse economic conditions and in market environments where interest rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty and terms of the obligation, which are often reflected in its credit quality and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is generally regarded as having a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating is generally regarded as having a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or
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unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of a liquidity or credit risk and do not reflect market risk. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value. Measures such as “average credit quality” may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Advisor to be of comparable quality. Credit ratings are only opinions of the agencies or organizations issuing them and are not absolute guarantees as to quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Ratings, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service, Inc., and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Advisor’s credit analysis may include evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and debt instruments in which the Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s Investors Service, Inc. or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If the Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated.
Currency Risk—The Fund’s direct and/or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged, which would cause a decline in the value of the holdings of the Fund. Similarly, the Strengthening Dollar 2x Strategy Fund’s exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. dollar. Conversely, the Weakening Dollar 2x Strategy Fund’s exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. dollar. To the extent the U.S. Dollar Index® is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index® at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives. The Fund may engage in transactions and derivatives designed to reduce the Fund’s exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions
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or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions. The International Equity Funds do not intend to engage in currency hedging transactions.
The Europe 1.25x Strategy Fund will have direct and indirect exposure to the euro, which has experienced increased volatility over past years. The increased volatility in the price of the euro is due, in part, to concern over the sovereign debt levels of certain European Union (EU) members and the potential effect of this debt on EU members’ participation in the European Monetary Union and the value of the euro. If such volatility persists, the euro may not maintain its current purchasing power in the future. A decline in the price of the euro may adversely affect the Fund’s performance.
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess. A cyber incident or sudden market or other disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences also could result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. In addition, the use of work-from-home arrangements or the use of contingency plans by the Fund, the Advisor or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Advisor or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Depositary Receipt Risk—The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the
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depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives also may expose the Fund to the performance of securities that the Fund does not own. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Use of derivatives also may cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps subject to mandatory central clearing, must be traded on a designated contract market or swap execution facility. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered
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illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (the “CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.
Credit Default Swap Risk—The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.
Futures Contracts Risk— Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of futures and options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures also are subject to leveraging risk and can be subject to liquidity risk. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options also are
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used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund's strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect certain risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Early Closing Risk—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets, such as in response to certain trading halts triggered by circuit breakers, may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.
Emerging Markets Risk—The Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree, as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack of or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) confiscation, expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) increased difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies; and (xii) heightened risks of war and ethnic, religious and racial conflicts.
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To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. Such emerging market countries could also subject the Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Fund.
Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting, and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Floating and Variable Rate Securities Risk—Floating rate and variable securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate, while variable rate obligations typically provide for a specified periodic adjustment in the interest rate. Because of the interest rate adjustment feature, floating rate and variable securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating rate and variable securities than on the market value of comparable fixed income obligations. Thus, investing in floating rate and variable securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.
Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The Fund will purchase variable and floating rate securities that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less and otherwise consistent with the Fund’s investment objective and policies. Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests.
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Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers.The High Yield Strategy Fund and Inverse High Yield Strategy Fund may invest in instruments that are linked to the performance of foreign issuers, primarily Canadian issuers. Investing in foreign investments, including investing in foreign securities through ADRs and ETFs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopoltical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped, emerging or frontier markets. The less developed a country's securities market is, the greater the level of risks. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. With respect to the High Yield Strategy and Inverse High Yield Strategy Funds, the Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. In addition, periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value, or worthless. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Furthermore, the Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Fund’s ability to convert currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times
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be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
Geographic Concentration Risk—Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political and social risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia or Eastern Europe, can be interdependent and may be adversely affected by the same events. In addition, many of these countries and regions have recently experienced economic downturns, making their markets more volatile than U.S. markets. Current conditions have had a global impact, but have exacerbated the economic, political, and social risks of certain countries and regions to a greater extent than others.
Asia— Asia includes countries in all stages of economic development. Although many Asian economies have experienced growth and development in recent years there is no assurance that this growth will continue. Other Asian economies, however, have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including corruption and conflict with neighboring Asian and non-Asian countries, including China, North Korea, South Korea, Taiwan and Russia. For instance, the historical tensions between North Korea and South Korea, each of which has substantial military capabilities, present the risk of war and any outbreak of hostility between the two countries could adversely affect Asia as a whole. In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, remains tense and is unlikely to be settled in the near future. Furthermore, in recent years, certain Asian nations have developed strained relations with the United States and, if these relations worsen, they could affect international trade. In addition, many Asian countries are prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Asian issuers may be more likely to be affected by such events than its investments in other geographic regions. Any changes or trends in these economic, political and social factors could have a significant impact on Asian economies overall and may negatively affect the Fund’s investments. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
Europe—The European economy is diverse and includes both large, competitive, developed economies and small, struggling and emerging economies. As a whole, the EU is the wealthiest and largest economy in the world. However, over recent years, market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries and contributed to increased volatility in the value of the euro. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels, which have historically been higher than unemployment levels in the United States. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe also has been struggling with mass migration from the Middle East and Africa. In February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this ongoing military action, and resulting market and economic disruption and uncertainty, is difficult to accurately predict. The United States and other counties have imposed significant sanctions against Russia and could impose additional sanctions or other measures. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia. In addition, on January 31, 2020, the United Kingdom ceased to be a member of the EU (such departure from the EU, “Brexit”). A trade agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. Although the TCA covers many issues, such as economic partnership, free trade, law enforcement and judicial co-operation and governance, it is silent on items such as financial services equivalence. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Moreover, the longer term economic, legal, and political impacts of Brexit are unclear and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. Brexit may have a negative
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impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit also may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The outcomes may cause increased volatility and have a significant adverse impact on the United Kingdom and European economies, as well as the broader global economy for some time. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect the European market and may have an adverse effect on the value of the Fund’s investments. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Japan—Targeting Japan could hurt the Fund’s performance if Japan’s economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. Currency fluctuations also may significantly affect Japan’s economy. Although Japan continues to recover from a prolonged economic downturn dating back to 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures, as well as increased competition from developing nations. Economic growth is heavily dependent on international trade and consistent government support and policy. Slowdowns in the economies of key trading partners such as the United States, China, and/or countries in Southeast Asia, including economic, political, or social instability in such countries, also could have a negative impact on the Japanese economy as a whole. Japan’s relations with neighbor countries, particularly China, North Korea, South Korea and Russia, which have historically at times been strained, also may negatively impact the Japanese economy. Japan has experienced natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on the Japanese economy. In addition, Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. Japan also has one of the world’s highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region. Any changes or trends in these economic, political and social factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investments. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Ratings, Inc. or “Ba” category or lower by Moody’s Investors Service, Inc. or are unrated and have been determined by the Advisor to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles and may be more volatile than higher-rated securities of similar maturity. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be
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less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Under unusual or adverse economic, market or political conditions, high yield securities may be particularly susceptible to default risk and increased default rates. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. The High Yield Strategy Fund seeks to correspond generally to the total return of the high yield bond market and thus an investment in the Fund will generally decline in value when the high yield bond market is losing value. By contrast, the Inverse High Yield Strategy Fund seeks to correspond generally to the inverse (opposite) of the total return of the high yield bond market, and thus an investment in the Fund will generally decline in value when the high yield bond market is gaining value. Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Advisor’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk, including risk of loss (which may be substantial or total loss) of income and principal, as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.
Income Risk—The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. This risk is especially heightened under current conditions. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.
Increasing Government and Other Public Debt Risk—Government and other public debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these
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actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Industry Concentration Risk—The Fund may concentrate (i.e., invest more than 25% of its net assets) its investments in a limited number of issuers conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly. Such industry-based risks, any of which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; increased competition or new product introductions that may affect the profitability or viability of companies in an industry; legislative or regulatory changes; and increased government supervision. In addition, at times, an industry may be out of favor and underperform other industries or the market as a whole. For information about the industries to which the Fund has concentrated exposure, please see the Fund’s Summary section.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden and difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on fixed-income and other debt instruments depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value, and other features of the security. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
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During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Prepayment and Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment and Extension Risk” below for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, also are subject to interest rate risk, and may be adversely affected by changes in interest rates, although such instruments generally react differently to changes in interest rates than instruments with positive durations. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values. Certain of the Fund’s investments are subject to inflation risk. Please refer to “Inflation Risk” below for a summary of associated risks.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. The U.S. Federal Reserve (the “Federal Reserve”) has decreased interest rates recently in response to moderated inflation rates. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where the Fund trades. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions. Actions by government and central banking authorities can result in increases or decreases in interest rates.
Changing Fixed Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier or later than anticipated; or during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of the Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), also can result in increased redemptions from the Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact the Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for the Fund.
Current Fixed Income and Debt Market Conditions—Fixed income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
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Inflation Risk—Certain of the Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund's assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may keep pace with inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Fund and its investments.
Certain of the Fund’s derivatives investments also may be adversely affected by changes in interest rates. For example, if the Fund is receiving a fixed rate payment stream, it will be adversely affected by rising interest rates and vice versa. In addition, rising interest rates may increase the costs associated with certain derivatives (e.g., interest paid for the use of margin proceeds) used to implement the Fund’s strategy. If the Fund invests in derivatives tied to fixed income or related markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio also may be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Intra-Calendar Month Investment Risk—The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for a period different than a full calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index from the end of the prior calendar month until the point of purchase. If the underlying index moves in value in a direction favorable to the Fund, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the underlying index moves in value in a direction adverse to the Fund, the Fund’s net assets will decline by the same amount as the Fund’s exposure. The Fund begins each calendar month with exposure which is 200% of its net assets, however, subsequent intra-month changes in both the Fund's exposure to the underlying index and the net assets of the Fund will determine whether the Fund is under- or over-exposed to the underlying index and how much exposure an investor who purchases after the first trading day of a calendar month is able to obtain through an investment in the Fund. As an example (using simplified numbers), if the Fund had $100 in net assets at the market close on the last trading day of the calendar month, it would seek $200 of exposure to the next calendar month’s underlying index performance. If the underlying index rose by 1% by mid-calendar month, the exposure of the Fund will have risen by 1% to $202 and the net assets will have risen by that $2 gain to $102. With net assets of $102 and exposure of $202, a purchaser at that point would be receiving 198% exposure of her investment instead of 200%. Only on the last trading day of a calendar month, could an investor receive 200% exposure to the underlying index.
Investment in Investment Vehicles Risk—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.
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Closed-End Fund Risk—The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their NAV. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds also may employ leverage to a greater extent than mutual funds.
Exchange-Traded Fund (“ETF”) Risk—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” also will vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower’s obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that the Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation
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likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s Investors Service, Inc. or unrated but assessed by the Advisor to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value, and the Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund, thus, is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
The Fund values its assets on each Business Day (each day the NYSE is open for business). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.
The Fund is exposed to, through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less
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frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel or other advisors. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Advisor or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, the Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states.
The Advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Advisor or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the SAI.
Investment Technique Risk—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options, and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.
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Issuer Specific Risk—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the High Yield Strategy Fund, perceived poor management performance, financial leverage or reduced demand of the issuer’s goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the High Yield Strategy Fund to decrease.
Large-Capitalization Securities Risk—The Fund may be subject to the risk that large-capitalization securities may underperform, or outperform, if the Fund has net short exposure to large-capitalization securities, other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Emerging Markets Bond Strategy Fund may invest in leveraged instruments in pursuit of its investment objective. The Nova Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, International Equity Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund achieve leveraged exposure to their respective underlying indices through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. For example, because the Fund includes a multiplier (e.g., 2x or -2x), a single day adverse price movement of more than 50% in a relevant underlying index could result in the total loss of an investor’s investment. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin or collateral requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses. The value of the Nova Fund’s, Monthly Rebalance NASDAQ-100® 2x Strategy Fund's, Mid-Cap 1.5x Strategy Fund’s, Russell 2000® 1.5x Strategy Fund’s, International Equity Funds’, Strengthening Dollar 2x Strategy Fund’s, Weakening Dollar 2x Strategy Fund’s, and Government Long Bond 1.2x Strategy Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index or other benchmark due to the fact that the Fund’s investment strategies involve the use of leverage. Leverage also will have the effect of magnifying tracking error.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially may be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
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To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s fair valuation policy and procedures and the Advisor’s fair valuation policy and procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). The Fund (or the Advisor) rely on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund’s ability to effectively value investments or calculate NAV may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. If the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, the Fund may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Shareholder Information – Calculating Net Asset Value” and the Fund’s report on Form N-CSR. Proportions of the Fund’s investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The Fund’s financial statements and notes thereto contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation and loss. These fluctuations may occur frequently and in large amounts. The value of certain asset classes (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, tariffs and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine war and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine war) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors
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and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers, resulting in systemic adverse consequences across a broad segment of financial markets (regionally, domestically and globally) in unanticipated or unforeseen ways. These types of adverse developments could result from under-regulated markets, systemic risk, natural market forces, bad actors or other scenarios and negatively affect the Fund’s performance or operations.
Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above, and when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. The Fund’s investments may underperform general securities markets or other investments, particularly during such periods. For example, the value of the Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund’s investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, lower than usual sale prices and longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity and sales challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Advisor potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have in the past and could in the future result in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions, trade wars, and other similar initiatives or developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the imposition of tariffs, or other U.S. economic policies and any related domestic and/or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner. As an additional example, when the United States is a significant trading partner of a foreign country in which the Fund may invest, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the institution of additional tariffs. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. Legislation and regulation can also change the ways in which the Fund or the Advisor are regulated. In general, the securities or other instruments in which the Fund’s portfolio managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund. In addition, many economies and markets may experience, and have experienced high inflation rates in recent periods. In response to such inflation, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance. Some of such fiscal and monetary policies are or have been reversed to certain extents as a result of moderated inflation rates. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets and have other downstream impacts on financial markets and economic conditions and, thus, the Fund’s investments. The frequency and magnitude of the resulting changes in the value of the Fund’s investments cannot be predicted.
Mid-Capitalization Securities Risk—The Fund may be subject to the risk that mid-capitalization securities may underperform, or outperform, if the Fund has net short exposure to mid-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much
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more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Non-Diversification Risk—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and may be affected by a general decline in market segments or rise in market segments for the Leveraged Inverse Funds and Inverse Funds, relating to its underlying index or benchmark. The Fund invests in securities included in, or representative of, its underlying index or benchmark regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining or rising markets, as applicable. As a result, the Fund may be subject to greater losses in a declining market (or rising market for the Leveraged Inverse Funds and Inverse Funds) than a fund that does take defensive positions.
Portfolio Turnover Risk—The periodic rebalancing of certain of the Funds’ holdings pursuant to their daily investment objectives may lead to a greater number of portfolio transactions in the Funds than experienced by other mutual funds. Other of the Funds’ strategies also may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Funds because of increased broker commissions associated with such transactions. Each Fund calculates portfolio turnover without including the short-term cash instruments or derivatives transactions that comprise the majority of certain of the Funds’ trading. As such, if a Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause a Fund’s performance to be less than you expect.
Prepayment and Extension Risk—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.
Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.
Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for
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gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Real Estate Investment Trusts (“REITs”) Risk—REITs are exposed to the risks affecting real estate investments generally, in addition to other investment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT and may be more volatile and/or less liquid than other types of securities. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.
Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. U.S. REITs also are subject to unique federal tax requirements. A U.S. REIT that fails to comply with federal income tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service (the "IRS") to extend the deadline for issuance of Forms 1099-DIV.
Regulatory and Legal Risk—The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Advisor. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend or change existing regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applicable to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws may impact the performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. For example, the SEC has adopted amendments to its rule regarding names of registered investment companies, such as the Fund. The full impact of the rule amendments on the Fund is uncertain and under assessment.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any
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fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Sector Risk—The Fund is subject to one or more of the Sector Risks described below. For information about the specific Sector Risk applicable to the Fund, please see the Fund's Summary section.
Communication Services Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Communication Services Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Communication Services Sector ("Communication Services Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of Communication Services Companies has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Consumer Discretionary Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Consumer Discretionary Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector ("Consumer Discretionary Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of Consumer Discretionary Companies has historically been closely tied to the performance of the overall economy, and may be widely affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. In addition, Consumer Discretionary Companies may be adversely affected and lose value more quickly in periods of economic downturns. The products offered by Consumer Discretionary Companies may be viewed as luxury items during times of economic downturn.
Consumer Staples Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Consumer Staples Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector ("Consumer Staples Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of Consumer Staples Companies has historically been closely tied to the performance of the overall economy, and may fluctuate widely due to interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. The performance of Consumer Staples Companies are subject to government regulations, such as those affecting the permissibility of using various food additives and production methods, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.
Energy Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Energy Sector that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are exposed to issuers conducting business in the Energy Sector ("Energy Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The prices of the securities of Energy Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions
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generally affecting energy supply companies. The prices of the securities of Energy Companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy resources, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.
Financials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Financials Sector that the Fund purchases will underperform the market as a whole. To the extent the Fund’s investments are exposed to issuers conducting business in the Financials Sector ("Financials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Financials Companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Events affecting the Financials Sector in the recent past resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain Financials Companies to incur large losses. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies also may be subject to severe price competition.
Health Care Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Health Care Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Health Care Sector ("Health Care Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by Health Care Companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a Health Care Company’s market value and/or share price.
Industrials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Industrials Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Industrials Sector ("Industrials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of Industrials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of Industrials Companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.
Information Technology Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Information Technology Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Information Technology Sector (“Information Technology Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of Information Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these
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companies. The technology sector also may be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Materials Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Materials Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Materials Sector ("Materials Sector Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Real Estate Sector Risk—The Fund invests in the securities of real estate companies, including REITs. The Fund is subject to the risk that the securities of real estate companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting their business in the Real Estate Sector ("Real Estate Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. Investments in Real Estate Companies also may subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. As the demand for, or prices of, real estate increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment. For more information regarding the potential risks of investing in REITs, please see “Real Estate Investment Trusts (“REITs”) Risk” above.
Utilities Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Utilities Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Utilities Sector ("Utilities Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Utilities Sector. The prices of the securities of Utilities Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.
Shareholder Trading Risk—The Advisor expects a significant portion of the Fund’s assets to come from investors who take part in certain strategic and tactical asset allocation programs that involve frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which correspondingly may increase the transaction expenses borne by the Fund, including brokerage commissions or dealer mark-ups/markdowns and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with frequent trading activity and high portfolio turnover will have a negative impact on longer-term investments.
Short Sales and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes the Fund to
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counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause the Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Small-Capitalization Securities Risk—The Fund may be subject to the risk that small-capitalization securities may underperform, or outperform, if the Fund has net short exposure to small-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have in certain periods declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Stable Price Per Share Risk—The Fund is subject to Stable Price Per Share Risk. The Fund’s assets are valued using the amortized cost method, which generally enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money by investing in the Fund. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective. The Advisor and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Advisor or its affiliates will provide financial support to the Fund at any time, including during periods of market stress.
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Temporary Defensive Investment Risk—The Fund may be affected by a general decline in market specific market segments or the market as a whole (the risk of which is particularly acute under current conditions). The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in the Fund in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
In addition, because each of the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund is tracking the performance of its benchmark on a daily basis and the Monthly Rebalance NASDAQ-100® 2x Strategy Fund is tracking the performance of its benchmark on a calendar month basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund’s performance to be less than you expect.
The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund seek to track their respective benchmarks over time, but also are subject to the effects of mathematical compounding. Tracking error may be more significant for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund compared to other Funds due to the Funds’ consistent application of leverage to increase exposure to their respective underlying indices.
The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Funds.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average®, may decline over various time periods within a day. If the price of a security, a futures contract or an option declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the futures contracts, options or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security).
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may
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be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion governance relative to peers.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.
Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.
Management of the Funds

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017, and serves as investment adviser of the Funds. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of each Fund since its inception.
The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, each Fund paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2025, based on the average daily net assets of the Fund, as set forth below:
Fund	Advisory Fee
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
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Fund	Advisory Fee
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Sector Funds (Except for the Precious Metals Fund)	0.85%
Precious Metals Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
Emerging Markets Bond Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%
When the aggregate assets of the Funds, the Commodities Strategy Fund, which is offered in a separate Prospectus, and the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.
Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
˃ $1 billion - $2 billion	0.050%
˃ $2 billion	0.075%
For the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, the Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary in order to keep net expenses (including Rule 12b-1 fees (if any), but exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles) from exceeding the Fund's average daily net assets as follows:
Fund	Expense Cap
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1.35%
The above contractual fee waiver will be honored by the Advisor through August 1, 2026. The fee waiver may be renewed by the Advisor for subsequent periods thereafter. To maintain the expense limit, the Advisor may reduce a portion of its management fees and/or reimburse certain expenses of the Fund. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
For the NASDAQ-100® Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
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For each Fund (with the exception of the U.S. Government Money Market Fund), the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to a Fund of the termination of the agreement. The agreement may be terminated at any time by the Funds’ Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
In addition to the contractual waiver and/or reimbursement arrangements discussed above, for the Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to a Fund of the termination of the agreement. The agreement may be terminated at any time by the Funds’ Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
In addition to the contractual waiver and/or reimbursement arrangements discussed above, for the Europe 1.25x Strategy Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an additional amount equal to an annual percentage rate of 0.10% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
The Advisor also has contractually agreed, through August 1, 2026, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The Advisor is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Advisor provides written notice to the Fund of the termination of the agreement.
For the U.S. Government Money Market Fund, the Advisor and/or one or more of its affiliates may reimburse expenses or waive fees of the Fund to the extent necessary to maintain the Fund’s net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield or to continue paying periodic dividends when the yield is not positive.
The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.
A discussion regarding the basis for the Board of Trustees' approval of the Funds’ investment advisory agreement in May 2024 is currently available in the Funds’ September 2024 Semi-Annual Reports to Shareholders, which cover the period April 1, 2024 to September 30, 2024. A discussion regarding the basis for the Board of Trustees' approval of the Funds’ investment advisory agreement in May 2025 will be available in the Funds’ Semi-Annual Financial Report for the period ending August 31, 2025, which is included as part of the Funds’ filing on Form N-CSRS.
For each Fund, except the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse Mid-Cap Strategy Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Value Fund, Basic Materials Fund, Health Care Fund, Internet Fund, Retailing Fund, Transportation Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy
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Fund, Real Estate Fund, Inverse Government Long Bond Strategy Fund, and Inverse High Yield Strategy Fund, the Advisor may hire one or more sub-advisers to oversee the day-to-day activities of the Funds without seeking the approval of Fund shareholders. The Advisor and the Funds rely on an exemptive order obtained from the SEC to be able to function as a multi-manager structure. The order allows the Advisor to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Advisor to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. However, any increase in the aggregate advisory fee paid by a Fund, including any increase resulting from a change to a Fund's sub-advisory arrangements, remains subject to shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. In the event the Funds use a sub-advisor, the Advisor would provide the following oversight and evaluation services to the Funds:
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performing initial due diligence on prospective sub-advisers for the Funds;
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monitoring the performance of the sub-advisers;
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communicating performance expectations to the sub-advisers; and
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ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Advisor does not expect to recommend frequent changes of sub-advisers. Although the Advisor will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time. Currently the Funds are not managed by a sub-adviser.
To the extent sub-advisers provide sub-advisory services to the Funds, their activities with respect to the Funds are subject to oversight by the Advisor. The Advisor has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Advisor is not required to disclose individual fees paid to any sub-adviser hired pursuant to the order.
PORTFOLIO MANAGEMENT
The Funds are managed by teams of investment professionals. Messrs. Michael P. Byrum, Brendan Cain, Spencer Crane and Scott Miller are jointly and primarily responsible for the day-to-day management of each Fund. Mr. Adrian Bachman also is primarily responsible for the day-to-day management of each Sector Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager—Mr. Byrum has been associated with the Advisor since 1993. Mr. Byrum was the inaugural portfolio manager for many of the Rydex products, including the Rydex leveraged and inverse funds, sector fund lineup and alternative investment portfolios. Today, Mr. Byrum continues to play an instrumental role in product development and investment strategy at Guggenheim Investments and oversees the trading, research and portfolio management activities of the quantitative strategies team, which focuses on target beta, alternative and asset allocation strategies. He is the chairman of the Investment Strategy Committee and is a member of the Risk Management Committee and Credit Review Committee. Prior to joining the Advisor, Mr. Byrum served in a brokerage capacity with Money Management Associates, the registered investment advisor to Rushmore Funds, Inc. He earned a B.S. in finance from the Miami University of Ohio. He also has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington.
Adrian Bachman, CFA, Director and Portfolio Manager—Mr. Bachman is a Portfolio Manager at Guggenheim and joined the firm in 2014. In addition to his portfolio management responsibilities, he also conducts research on various quantitative equity strategies. Before joining Guggenheim, Mr. Bachman spent six years at Arrow Investment Advisors. As portfolio manager at Arrow, he aided in the management of various alternative and equity funds and served on the firm’s investment committees. Before that, Mr. Bachman spent eleven years at Rydex Investments, now a part of Guggenheim. As portfolio manager, Mr. Bachman managed a sector rotation strategy and several sector funds and aided in the management of other tradable Rydex funds. Mr. Bachman has a B.S. in finance and international business from the University of Maryland, College Park, and has earned the Chartered Financial Analyst® designation.
Brendan Cain, CFA, Vice President and Portfolio Manager—Mr. Cain is a Portfolio Manager at Guggenheim Investments and joined the firm in 2006. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash
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flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Mr. Cain has a B.A. in economics from Gettysburg College in Gettysburg, Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
Spencer Crane, CFA, Vice President and Portfolio Manager—Mr. Crane is a Portfolio Manager at Guggenheim Investments and joined the firm in 2012. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Before joining Guggenheim, Mr. Crane was a management analyst with BCS, Inc., which was a contractor for the U.S. Department of Energy. Mr. Crane has a B.S. in finance from the Indiana University of Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
Scott Miller, Vice President and Portfolio Manager—Mr. Miller is a Portfolio Manager at Guggenheim Investments and joined the firm in 2008. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also produces quantitative analyses and builds analytical tools that enhance the team’s ability to manage a diverse product line-up, track and mitigate risk, and capture trading and investment opportunities. Before joining Guggenheim, he worked for Catalyst Rx, State Street Corporation, and Institutional Shareholder Services. He has a B.A. in economics from Boston University and an MBA from Cornell University.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.
Shareholder Information

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is referred to as NAV.
Each Fund calculates its NAV by:
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Taking the current value of its total assets;
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Subtracting any liabilities; and
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Dividing that amount by the total number of shares owned by shareholders
Each Fund’s assets are comprised of its portfolio securities and other investments and other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of a Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in a Fund’s NAV. The number of shares purchased by a shareholder and the management and other asset-based fees paid by a Fund on an ongoing basis are determined based on the NAV so calculated.
Each Fund, except for the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund, calculates its NAV once each Business Day typically as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund calculate NAV twice each Business Day, first in the morning and again in the afternoon, on each day that the NYSE is open for trading. The S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Market 2x Strategy Fund, and Emerging Markets Bond Strategy Fund typically calculate the morning NAV as of 10:45 a.m., Eastern Time and the afternoon NAV as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
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On any day that the NYSE closes early, whether scheduled (e.g., days preceding or following generally observed holidays) or unscheduled (e.g., market closures due to trading halts), the Funds typically will calculate NAV as of the earlier closing time and advance the time by which purchase and redemption orders must be received accordingly. In addition, on days that the NYSE is scheduled to close early (e.g., days preceding or following generally observed holidays), the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund will typically calculate NAV only once as of the early closing time. In the event the NYSE is subject to an unscheduled early close (e.g., market closures due to trading halts) that takes place after 10:45 a.m., Eastern Time, the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund will typically calculate the morning NAV as of 10:45 a.m., Eastern Time, and the afternoon NAV as of the earlier closing time. In each case, the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund will advance the time by which purchase and redemption orders must be received accordingly.
On days that the corporate bond markets close early in advance of or following generally observed holidays, the Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund typically will calculate NAV as of 1 p.m., Eastern Time and advance the time by which purchase and redemption orders must be received accordingly.
On any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Funds may accept purchase and redemption orders until (and calculate their NAVs as of) the normally scheduled close of regular trading on the NYSE.
For more information, please call 800.820.0888 or visit the Guggenheim Investments website — www.guggenheiminvestments.com.
In calculating NAV, each Fund, except for the International Equity Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.
The Advisor generally values the assets of the International Equity Funds at fair value because of the time difference between the close of the relevant foreign exchanges and the time the International Equity Funds price their shares at the close of the NYSE. As such, the value assigned to the International Equity Funds’ securities may not be the quoted or published prices of those securities on their primary markets or exchanges.
The Board of Trustees has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Advisor as the valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Advisor has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Advisor, in its role as valuation designee, is assisted by a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.
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In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available or deemed unreliable by the Advisor, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m., Eastern Time. Investments in foreign securities may involve risks not present in domestic investments. The Advisor will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Advisor is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
With respect to any portion of a Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ Form N-CSR contains more information about the Funds’ holdings that are fair valued. Investors should consult the Funds’ Form N-CSR for additional information.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by pricing services are generally based on methods designed to approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Advisor. Each Fund may also use third-party service providers to model certain securities, using models to determine fair market value.
Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported on the valuation date, the last current bid price is used.
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Commercial paper and discount notes with remaining maturities of greater than sixty (60) days at the time of purchase are valued using a pricing service. Commercial paper and discount notes with remaining maturities of sixty (60) days or less at the time of purchase are valued at amortized cost, unless it is concluded that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service. With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.
The Advisor generally values the Funds’ derivatives investments at fair value using a variety of information.
Total return index swaps are generally fair valued based on the current index value at the morning NAV pricing deadline (typically 10:45 a.m. Eastern Time) for Funds that calculate a morning NAV. For the afternoon NAV pricing deadline (typically 4:00 p.m. Eastern Time) for such Funds and for Funds that calculate NAV once per day, total return index swaps are generally fair valued using the official index closing price. Single name credit default swaps are generally fair valued using an evaluated price provided by a pricing service. If there is no evaluated price available, then single name credit default swaps are fair valued based on broker bid prices. Equity options are generally fair valued using the mid-price and commodity options are generally fair valued based on the underlying futures contract of the option. Futures contracts are generally fair valued based on the last sale price. For Funds that calculate NAV twice per day, index and currency futures are generally fair valued based on the last sale price as of 10:45 a.m. Eastern Time for the morning NAV pricing deadline and based on the last sale as of 4:00 p.m. Eastern Time for the afternoon NAV pricing deadline. Exchange-traded futures are generally fair valued based on the last sale price from the local market.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.
The use of fair valuation in pricing an investment involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the investment might actually trade if a reliable market price were readily available.
The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund’s Board of Trustees. More information about the valuation of the Fund’s holdings and the amortized cost method can be found in the SAI.
EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Acquired Fund Fees and Expenses—As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of a Fund’s assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of a Fund’s NAV or cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of a Fund’s assets, and may be higher or lower than those shown.
Short Sales Dividend and Interest Expense—“Short Sales Dividend and Interest Expense” may be incurred when a Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. “Short Sales Dividend and Interest Expense” also may include interest expense paid to third parties for the use of funds to be used to further implement a Fund’s strategy. For example, a Fund may pay interest to a swap counterparty for the use of its margin proceeds, which the Fund would then invest consistent with its investment strategy to seek to achieve its investment objective. A Fund engages in
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such activity when the Advisor believes the expected return from such investments will exceed and thus, offset the interest expense incurred, though there is no guarantee that such strategy will be successful. “Short Sales Dividend and Interest Expense” is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.
Buying, Selling and Exchanging Fund Shares

Investor Class shares and Class H shares. Investor Class shares and Class H shares are offered directly through the Funds' transfer agent, MUFG Investor Services (US), LLC, and also through authorized securities brokers and other financial intermediaries.
U.S. Government Money Market Fund shares. Shares of the U.S. Government Money Market Fund are sold principally to clients of professional money managers (“financial intermediaries”) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Shares of the U.S. Government Money Market Fund also are offered directly through the Fund's transfer agent, MUFG Investor Services (US), LLC, and also through authorized securities brokers and other financial intermediaries.
OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Funds directly with Guggenheim Investments. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
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You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
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Attach a copy of the trust document when establishing a trust account.
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When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. If you are a legal entity, you must complete and return the Certification of Beneficial Owners Form in addition to your application and other required documents. Failure to provide this supporting documentation may result in a delay in processing your application.
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You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
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Be sure to sign the application.
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If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
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Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.
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TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. As discussed in greater detail under “Calculating Net Asset Value,” on any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE and Bond Market closings at www.guggenheiminvestments.com.
Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ transfer agent, MUFG Investor Services (US), LLC, or an authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day’s trading activity to the Advisor. Any purchase transaction that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the transaction and receives correct payment by check, wire transfer or ACH.
Some intermediaries may not offer intra-day trading or pricing regardless of when you place your order with your intermediary. All orders received in good order by a financial intermediary that does not offer intra-day pricing will be priced at the Funds’ afternoon NAV. For more information about your financial intermediary’s rules and procedures, you should contact your intermediary directly.
METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Mail	All Funds	Not Available	Market Close
PROSPECTUS | 526

METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Phone
Domestic Equity Funds
(except for the S&P
500® Fund and Russell
2000® Fund), Europe
1.25x Strategy Fund,
Japan 2x Strategy
Fund, Strengthening
Dollar 2x Strategy Fund,
Weakening Dollar 2x
Strategy Fund,
Government Long Bond
1.2x Strategy Fund, and
Inverse Government
Long Bond Strategy
Fund
		Not Available	3:45 P.M., Eastern Time
	S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, and Inverse Emerging Markets 2x Strategy Fund	10:30 A.M., Eastern Time	3:45 P.M., Eastern Time
	Emerging Markets Bond Strategy Fund	10:30 A.M., Eastern Time	3:30 P.M., Eastern Time
	Sector Funds, Real Estate Fund, High Yield Strategy Fund, and Inverse High Yield Strategy Fund	Not Available	3:30 P.M., Eastern Time
	U.S. Government Money Market Fund*	Not Available	4:00 P.M., Eastern Time
527 | PROSPECTUS

METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Internet
Domestic Equity Funds
(except for the S&P
500® Fund, Russell
2000® Fund, S&P 500®
Pure Growth Fund, S&P
500® Pure Value Fund,
S&P MidCap 400® Pure
Growth Fund, S&P
MidCap 400® Pure
Value Fund, S&P
SmallCap 600® Pure
Growth Fund, and S&P
SmallCap 600® Pure
Value Fund), Europe
1.25x Strategy Fund,
Japan 2x Strategy
Fund, Strengthening
Dollar 2x Strategy Fund,
Weakening Dollar 2x
Strategy Fund,
Government Long Bond
1.2x Strategy Fund, and
Inverse Government
Long Bond Strategy
Fund
		Not Available	3:55 P.M., Eastern Time
	S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, and Inverse Emerging Markets 2x Strategy Fund	10:30 A.M., Eastern Time	3:55 P.M., Eastern Time
	Emerging Markets Bond Strategy Fund	10:30 A.M., Eastern Time	3:45 P.M., Eastern Time
S&P 500® Pure Growth
Fund, S&P 500® Pure
Value Fund, S&P
MidCap 400® Pure
Growth Fund, S&P
MidCap 400® Pure
Value Fund, S&P
SmallCap 600® Pure
Growth Fund, S&P
SmallCap 600® Pure
Value Fund, Sector
Funds and Real Estate
Fund
		Not Available	3:50 P.M., Eastern Time
	High Yield Strategy Fund and Inverse High Yield Strategy Fund	Not Available	3:45 P.M., Eastern Time
	U.S. Government Money Market Fund*	Not Available	4:00 P.M., Eastern Time
PROSPECTUS | 528

METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Financial Intermediary	All Funds (except the S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund)	Not Available	Market Close**
	S&P 500® Fund, Russell 2000® Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund	10:30 A.M., Eastern Time**	Market Close**
*
To receive the current Business Day’s dividend for the Fund, the Fund must receive your wire purchase order by 1:00 p.m., Eastern Time. All redemption orders received prior to 1:00 p.m., Eastern Time will not receive the current Business Day’s dividend. All redemption orders received after 1:00 p.m., Eastern Time are entitled to receive the current Business Day’s dividend.
**
Each financial intermediary may have its own rules about share transactions and may impose earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds’ next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell shares of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Buying Fund Shares

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amounts applicable to purchases of Investor Class shares and Class H shares of the Funds, as applicable, please see the Funds’ summary sections earlier in this Prospectus. Trustees and officers of the Funds and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds' Advisor or the Funds' distributor, Guggenheim Funds Distributors, LLC (the "Distributor"), and their affiliates, are eligible to purchase Investor Class shares and Class H shares of the Funds without meeting the minimum initial investment amount for accounts held directly at Guggenheim Investments.
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost basis method for reporting your cost basis for covered shares, unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis
529 | PROSPECTUS

method for your account, you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information, please see “Cost Basis.”
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Funds for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. The refund of a canceled purchase will be mailed to you after the 10-day hold has expired for purchases made by ACH and check.
Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:
BY CHECK (MAIL) IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request an IRA kit or New Account application.	Initial Purchase	Subsequent Purchases
Complete the account application that
corresponds to the type of account you are
opening.
●Make sure to designate the Fund(s) you
want to purchase.
●Make sure your investment meets the
account minimum.

Complete the Guggenheim Investments
investment slip included with your quarterly
statement or send written purchase
instructions that include:
●Your name
●Your shareholder account number
●The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

PROSPECTUS | 530

BY WIRE Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account
application that corresponds to the type of
account you are opening.

Contact Guggenheim Investments Client
Services at 800.820.0888 to obtain your
new account number.

Use the Wire Instructions below to send
your wire.
●Make sure to designate the Fund(s) you
want to purchase.
●Make sure your investment meets the
account minimum.
Be sure to designate your wire instructions to the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
●Account Number
●Fund Name
●Amount of Wire
●Fed Wire Reference Number (upon request)
You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund.

531 | PROSPECTUS

BY ACH (FAX/MAIL) Guggenheim Investments Client Services Fax number: 301.296.5103	Initial Purchase	Subsequent Purchases
Submit a new account application. Be sure
to complete the “Electronic Investing via
ACH” section. If you are establishing an
Individual, Joint, or UGMA/UTMA account,
you may fax the application to Guggenheim
Investments. All other applications should
be mailed.
●Make sure to designate the Fund(s) you
want to purchase.
●Make sure your investment meets the
account minimum.

Subsequent purchases made via ACH
must be a minimum of $20. A maximum of
$50,000 is allowed to be purchased via
ACH per day. To make a subsequent
purchase send written purchase
instructions that include:
●Your name
●Your shareholder account number
●The Fund(s) you want to purchase
●ACH bank information (if not on record).

Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (PHONE) Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instruction on file, you may submit your purchase request by contacting Guggenheim Investments Client Services at 800.820.0888.

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

CANCELED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
if your bank does not honor your check for any reason
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your wire transfer
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your ACH transfer
•
if your bank does not honor your ACH transfer
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.
PROSPECTUS | 532

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.
Under normal circumstances, the Funds expect to satisfy redemption requests with cash or cash equivalents in their portfolios or by selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available to the Funds from time to time.
The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities (i.e., in kind) with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
During periods of stressed market conditions, the Funds may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or in kind.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds, you may send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, you may submit your redemption request via mail or telephone using the mailing addresses and telephone numbers provided above.

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
your name
•
your shareholder account number
•
Fund name(s)
•
dollar amount or number of shares you would like to sell
•
whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee)
•
signature of account owner(s) (not required for telephone redemptions)
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
533 | PROSPECTUS

If shareholders choose not to use the default cost basis method of average cost for an account, such shareholders must choose a cost basis method from among FIFO, LIFO or HIFO with respect to the account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.
Fund shareholders should consult their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information see “Cost Basis.”
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or IRA may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five days of the transfer agent receiving your request, but in any event within seven days regardless of the method used to pay your redemption proceeds (e.g., check, wire or electronic transfer (ACH)). For redemption orders that settle on federal bank holidays, your redemption proceeds will normally be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund as of the date of the redemption. If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a Medallion signature guarantee, and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Funds.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund.
PROSPECTUS | 534

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.
Exchanging Fund Shares

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Investor Class shares or Class H shares of any Rydex Series Fund or Rydex Dynamic Fund (together, the "Rydex Funds") for Investor Class shares or Class H shares of any other Rydex Fund, as applicable, on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Investor Class shares or Class H shares of any Rydex Fund for shares of the U.S. Government Money Market Fund.
For the U.S. Government Money Market Fund, investors may make exchanges on any Business Day of shares of the Fund for shares of any class of any other fund in the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds"), on the basis of the respective NAVs of the shares involved.
The Guggenheim Funds currently include all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including the Rydex Funds, and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. For more information about the Funds’ exchange privileges with other Guggenheim Funds, please contact Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com. Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Fund, which may include initial investment amount and account balance requirements, as disclosed in that Guggenheim Fund's prospectus.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ transfer agent or your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
While many of the Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund’s current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.
The exchange privilege may be modified or discontinued at any time.
535 | PROSPECTUS

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds you may send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website - Visit www.TradeRydex.com.
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
your name
•
your shareholder account number
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)
•
dollar amount, number of shares or percentage of Fund position involved in the exchange
•
signature of account owner(s) (not required for telephone or internet exchanges)
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.
Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.
The Advisor will make exchanges until the shareholder’s value in the Fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity or to identify the source of funds invested in the Funds. The Funds may not be able to establish an account if the necessary information is not received. The Funds also may place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to
PROSPECTUS | 536

verify your identity after your account is established, the Funds may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS & CONFIRMATIONS
You will receive a confirmation for every trade you initiate. You also will receive a statement each quarter, and your monthly statement will be posted online, within Secure Account Access. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if not promptly reported. If there are any discrepancies, call Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
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HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE – 1.800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets (fund assets information is available for most funds) and distributions as well as balance and history information on your Guggenheim Investments account.
SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:
•
$15 for wire transfers of redemption proceeds under $5,000
•
$50 on checks returned for insufficient funds
•
$25 to stop payment of a redemption check within 10 Business Days of the settlement date
•
$20 for standard overnight packages (fee may be higher for special delivery options including residential delivery)
•
$25 for bounced draft checks or ACH transactions
•
$15 per year for low balance accounts
•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds’ Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of
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assets into and out of the Funds may negatively impact the Funds’ ability to achieve their respective investment objectives. The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds.
RIGHTS RESERVED BY THE FUNDS
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agents) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds. Neither the Funds, the Advisor (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended (e.g., if the account owner has not initiated any activity in the account or contacted the fund) for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the appropriate state’s unclaimed property administrator, which is typically the state of your last known mailing address, in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
The Funds and Guggenheim Investments will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Distribution and Shareholder Services

CLASS H SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class H shares that allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Funds on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may
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be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Funds, promoted the distribution of the Funds, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Funds and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.
Payments also may be paid to financial intermediaries for providing the Funds with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to Fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Funds that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Funds. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Sub-Transfer Agency Services. The Advisor, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed all or in part by the Funds, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary also may be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.
Dividends and Distributions

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds, except the Government Long Bond 1.2x Strategy Fund and U.S. Government Money Market Fund, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund. You generally begin earning dividends, if applicable, on the business day following the day of your purchase of shares when your purchase of shares settles and will continue earning dividends up to and including the day of your redemption of shares. When you redeem only part of the shares you owned prior to a dividend payment date, you will usually receive the dividend payment of the redeemed shares with the dividend payment for the days you are a shareholder of record of those redeemed shares. Timing for receipt of dividends and distributions and related practices may depend on whether you invest with a Fund directly or through an intermediary.
DIVIDEND PAYMENT OPTIONS
If you invest in a Fund directly (and not through an intermediary), dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application but would like to receive cash payments, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds.
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If you elect to receive cash payments, we encourage you to cash your dividends and distributions check promptly. Interest will not accrue on the amount of your uncashed check. Additionally, the Funds may be required to transfer assets related to uncashed checks to a state under the state’s escheatment or abandoned property laws.
Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. In addition, if you elect to receive dividends and distributions in cash and you have not provided the Funds with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Funds reserve the right to reinvest such dividends or distributions in additional Fund shares and absent further instruction from you, to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). When reinvested, those amounts are subject to the risk of loss like any other investment in the Funds.
If you invest in a Fund through an intermediary, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options and related practices as well as changes to your elections.
Additional Tax Information

The following is a summary of certain important federal income tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local taxes.
TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes and has elected and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”). As long as a Fund qualifies for treatment as a RIC, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.
TAX STATUS OF DISTRIBUTIONS
•
Each Fund intends to, at least annually, distribute substantially all of its net investment income and net capital gains.
•
The income dividends you receive from the Funds will be taxed as either ordinary income or qualified dividend income.
•
For non-corporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced maximum rates to the extent that the applicable Fund receives qualified dividend income and subject to certain limitations. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. The investment strategies of certain Funds may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income. Certain Funds do not expect to report any distributions as qualified dividend income.
•
Distributions of a Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to non-corporate shareholders at reduced maximum rates.
•
Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.
•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.
541 | PROSPECTUS

•
Corporate shareholders may be entitled to a dividends-received deduction for any portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. The investment strategies of certain Funds may significantly limit their ability to distribute dividends eligible for the dividends-received deduction.
•
Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.
•
Shortly after the close of each calendar year, the Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions received from the Funds.
•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.
•
Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect a Fund's ability to qualify as a regulated investment company, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.
•
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. Certain Funds may be able to pass through foreign income taxes that they pay, allowing you to claim a credit or deduction for such taxes, subject to applicable limitations. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it elects to pass through foreign taxes.
•
Certain Funds may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.
•
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Internal Revenue Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. Assuming you hold a Fund’s shares as capital assets, the gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after
PROSPECTUS | 542

the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan. Because the U.S. Government Money Market Fund intends to maintain a stable $1.00 NAV, shareholders of the Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.
NET INVESTMENT INCOME TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
STATE TAX CONSIDERATIONS
The Funds are not liable for corporate tax in Delaware as long as they qualify as RICs for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.
COST BASIS
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. A Fund will use a default average cost basis method for reporting your cost basis for covered shares unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), a Fund is not required to report cost basis information to you or the IRS. Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
NON-U.S. INVESTORS
Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the definition of “resident alien” under the Internal Revenue Code or (2) is physically present in the United States for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in the financial statements filed on Form N-CSR. The financial statements are available upon request and are incorporated by reference in the SAI.
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Financial Highlights

Nova Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$127.98	$91.30	$133.16	$120.51	$63.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.88	1.04	.77	(.16 )	.05
Net gain (loss) on investments (realized and unrealized)	8.46	36.30	(24.31)	25.92	57.43
Total from investment operations	9.34	37.34	(23.54)	25.76	57.48
Less distributions from:
Net investment income	(.97 )	(.66 )	—	—	(.59 )
Net realized gains	—	—	(18.32)	(13.11)	—
Total distributions	(.97 )	(.66 )	(18.32)	(13.11)	(.59 )
Net asset value, end of period	$136.35	$127.98	$91.30	$133.16	$120.51

Total Return	7.21%	41.05%	(16.18% )	20.83%	90.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,455	$252,513	$225,298	$380,170	$326,237
Ratios to average net assets:
Net investment income (loss)	0.63%	0.99%	0.74%	(0.12% )	0.05%
Total expenses[b]	1.36%	1.43%	1.30%	1.25%	1.33%
Net expenses[c]	1.31%	1.39%	1.29%	1.23%	1.32%
Portfolio turnover rate	180%	1,047%	973%	1,027%	785%
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Financial Highlights (continued)

Nova Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$113.89	$81.50	$121.73	$111.34	$58.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.72	.37	(.48 )	(.18 )
Net gain (loss) on investments (realized and unrealized)	7.59	32.33	(22.28)	23.98	53.17
Total from investment operations	8.02	33.05	(21.91)	23.50	52.99
Less distributions from:
Net investment income	(.97 )	(.66 )	—	—	(.59 )
Net realized gains	—	—	(18.32)	(13.11)	—
Total distributions	(.97 )	(.66 )	(18.32)	(13.11)	(.59 )
Net asset value, end of period	$120.94	$113.89	$81.50	$121.73	$111.34

Total Return	6.95%	40.73%	(16.38% )	20.51%	90.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,493	$7,310	$11,996	$40,702	$53,660
Ratios to average net assets:
Net investment income (loss)	0.35%	0.77%	0.39%	(0.37% )	(0.20% )
Total expenses[b]	1.61%	1.69%	1.55%	1.50%	1.59%
Net expenses[c]	1.55%	1.65%	1.54%	1.48%	1.58%
Portfolio turnover rate	180%	1,047%	973%	1,027%	785%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
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Financial Highlights

S&P 500® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$80.65	$63.54	$70.90	$63.07	$46.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06 )	.14	.15	(.18 )	(.08 )
Net gain (loss) on investments (realized and unrealized)	5.35	17.41	(6.81)	8.94	24.51
Total from investment operations	5.29	17.55	(6.66)	8.76	24.43
Less distributions from:
Net investment income	(.14 )	(.09 )	—	—	(.02 )
Net realized gains	(.83 )	(.35 )	(.70 )	(.93 )	(7.98)
Total distributions	(.97 )	(.44 )	(.70 )	(.93 )	(8.00)
Net asset value, end of period	$84.97	$80.65	$63.54	$70.90	$63.07

Total Return	6.46%	27.71%	(9.32% )	13.84%	53.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,319	$192,879	$77,419	$130,055	$123,613
Ratios to average net assets:
Net investment income (loss)	(0.07% )	0.21%	0.23%	(0.25% )	(0.13% )
Total expenses	1.65%	1.65%	1.61%	1.56%	1.65%
Net expenses[b]	1.60%	1.62%	1.61%	1.56%	1.65%
Portfolio turnover rate	137%	243%	701%	268%	284%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
547 | PROSPECTUS

Financial Highlights

Inverse S&P 500® Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$126.51	$155.00	$144.39	$172.31	$284.62
Income (loss) from investment operations:
Net investment income (loss)[a]	4.50	5.85	2.10	(1.40)	(2.35)
Net gain (loss) on investments (realized and unrealized)	(5.86)	(30.54)	8.51	(26.52)	(109.21)
Total from investment operations	(1.36)	(24.69)	10.61	(27.92)	(111.56)
Less distributions from:
Net investment income	(7.53)	(3.80)	—	—	(.75 )
Total distributions	(7.53)	(3.80)	—	—	(.75 )
Net asset value, end of period	$117.62	$126.51	$155.00	$144.39	$172.31

Total Return	(0.51% )	(16.19% )	7.34%	(16.19% )	(39.21% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,576	$35,725	$56,203	$47,555	$53,937
Ratios to average net assets:
Net investment income (loss)	3.76%	4.04%	1.31%	(0.91% )	(1.12% )
Total expenses[b]	1.52%	1.50%	1.53%	1.41%	1.51%
Net expenses[c]	1.39%	1.40%	1.49%	1.39%	1.50%
Portfolio turnover rate	—	—	—	—	—
PROSPECTUS | 548

Financial Highlights (continued)

Inverse S&P 500® Strategy Fund

Class H	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$114.88	$141.46	$132.04	$157.92	$261.62
Income (loss) from investment operations:
Net investment income (loss)[a]	4.02	5.00	1.25	(1.60)	(2.80)
Net gain (loss) on investments (realized and unrealized)	(5.53)	(27.78)	8.17	(24.28)	(100.15)
Total from investment operations	(1.51)	(22.78)	9.42	(25.88)	(102.95)
Less distributions from:
Net investment income	(7.53)	(3.80)	—	—	(.75 )
Total distributions	(7.53)	(3.80)	—	—	(.75 )
Net asset value, end of period	$105.84	$114.88	$141.46	$132.04	$157.92

Total Return	(0.72% )	(16.36% )	7.12%	(16.37% )	(39.37% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$682	$1,246	$1,600	$2,618	$933
Ratios to average net assets:
Net investment income (loss)	3.64%	3.81%	0.86%	(1.15% )	(1.38% )
Total expenses[b]	1.76%	1.75%	1.78%	1.66%	1.78%
Net expenses[c]	1.63%	1.64%	1.74%	1.64%	1.76%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Reverse share split – Per share amounts have been restated to reflect a 1:5 reverse share split effective February 24, 2025.
549 | PROSPECTUS

Financial Highlights

Monthly Rebalance NASDAQ-100® 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$521.10	$306.31	$440.25	$364.34	$145.23
Income (loss) from investment operations:
Net investment income (loss)[a]	2.07	.96	.27	(3.35)	(1.81)
Net gain (loss) on investments (realized and unrealized)	44.93 [e]	230.32	(134.21)	90.79	239.19
Total from investment operations	47.00	231.28	(133.94)	87.44	237.38
Less distributions from:
Net investment income	(1.60)	(.60 )	—	—	—
Net realized gains	(131.53)	(15.89)	—	(11.53)	(18.27)
Total distributions	(133.13)	(16.49)	—	(11.53)	(18.27)
Net asset value, end of period	$434.97	$521.10	$306.31	$440.25	$364.34

Total Return	3.32%	76.74%	(30.42% )	23.46%	164.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$303,048	$639,058	$380,489	$113,538	$90,776
Ratios to average net assets:
Net investment income (loss)	0.37%	0.24%	0.10%	(0.71% )	(0.60% )
Total expenses[b]	1.80%	1.95%	1.77%	1.69%	1.77%
Net expenses[c,d]	1.27%	1.43%	1.32%	1.33%	1.33%
Portfolio turnover rate	1,036%	334%	1,054%	922%	509%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	03/31/25	03/31/24	03/31/23	03/31/22	03/31/21
Class H	1.23%	1.24%	1.28%	1.33%	1.33%
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 550

Financial Highlights

NASDAQ-100® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$76.79	$55.65	$68.39	$63.43	$39.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20 )	(.07 )	(.10 )	(.37 )	(.28 )
Net gain (loss) on investments (realized and unrealized)	4.80	21.21	(8.57)	8.70	26.64
Total from investment operations	4.60	21.14	(8.67)	8.33	26.36
Less distributions from:
Net realized gains	(5.95)	—	(4.07)	(3.37)	(2.61)
Total distributions	(5.95)	—	(4.07)	(3.37)	(2.61)
Net asset value, end of period	$75.44	$76.79	$55.65	$68.39	$63.43

Total Return	5.15%	37.99%	(11.56% )	12.69%	66.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,462,294	$1,560,083	$1,224,330	$1,424,456	$1,386,721
Ratios to average net assets:
Net investment income (loss)	(0.25% )	(0.11% )	(0.19% )	(0.53% )	(0.50% )
Total expenses[b]	1.33%	1.34%	1.30%	1.25%	1.33%
Net expenses[c]	1.24%	1.27%	1.27%	1.24%	1.33%
Portfolio turnover rate	35%	70%	50%	44%	57%
551 | PROSPECTUS

Financial Highlights (continued)

NASDAQ-100® Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$68.24	$49.57	$61.67	$57.61	$36.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36 )	(.20 )	(.21 )	(.51 )	(.38 )
Net gain (loss) on investments (realized and unrealized)	4.34	18.87	(7.82)	7.94	24.32
Total from investment operations	3.98	18.67	(8.03)	7.43	23.94
Less distributions from:
Net realized gains	(5.95)	—	(4.07)	(3.37)	(2.61)
Total distributions	(5.95)	—	(4.07)	(3.37)	(2.61)
Net asset value, end of period	$66.27	$68.24	$49.57	$61.67	$57.61

Total Return	4.88%	37.66%	(11.77% )	12.41%	66.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,006	$36,854	$22,333	$28,879	$24,532
Ratios to average net assets:
Net investment income (loss)	(0.50% )	(0.35% )	(0.42% )	(0.79% )	(0.75% )
Total expenses[b]	1.58%	1.59%	1.54%	1.50%	1.59%
Net expenses[c]	1.49%	1.51%	1.52%	1.49%	1.59%
Portfolio turnover rate	35%	70%	50%	44%	57%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 552

Financial Highlights

Inverse NASDAQ-100® Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$168.96	$230.51	$217.26	$261.66	$476.50
Income (loss) from investment operations:
Net investment income (loss)[a]	5.77	8.10	4.00	(2.80)	(4.00)
Net gain (loss) on investments (realized and unrealized)	(9.16)	(60.95)	9.25 [d]	(41.60)	(210.54)
Total from investment operations	(3.39)	(52.85)	13.25	(44.40)	(214.54)
Less distributions from:
Net investment income	(8.15)	(8.70)	—	—	(.30 )
Total distributions	(8.15)	(8.70)	—	—	(.30 )
Net asset value, end of period	$157.42	$168.96	$230.51	$217.26	$261.66

Total Return	(1.41% )	(23.27% )	6.07%	(16.97% )	(45.03% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,044	$15,568	$29,762	$14,902	$26,018
Ratios to average net assets:
Net investment income (loss)	3.68%	4.04%	1.55%	(1.22% )	(1.28% )
Total expenses[b]	1.52%	1.54%	1.59%	1.46%	1.54%
Net expenses[c]	1.41%	1.45%	1.55%	1.44%	1.52%
Portfolio turnover rate	—	—	—	23%	37%
553 | PROSPECTUS

Financial Highlights (continued)

Inverse NASDAQ-100® Strategy Fund

Class H	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$158.67	$217.68	$205.68	$248.31	$453.58
Income (loss) from investment operations:
Net investment income (loss)[a]	5.15	7.10	.90	(3.20)	(4.60)
Net gain (loss) on investments (realized and unrealized)	(8.73)	(57.41)	11.10 [d]	(39.43)	(200.37)
Total from investment operations	(3.58)	(50.31)	12.00	(42.63)	(204.97)
Less distributions from:
Net investment income	(8.15)	(8.70)	—	—	(.30 )
Total distributions	(8.15)	(8.70)	—	—	(.30 )
Net asset value, end of period	$146.94	$158.67	$217.68	$205.68	$248.31

Total Return	(1.66% )	(23.41% )	5.83%	(17.16% )	(45.21% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$245	$332	$574	$2,567	$337
Ratios to average net assets:
Net investment income (loss)	3.48%	3.79%	0.39%	(1.49% )	(1.51% )
Total expenses[b]	1.79%	1.80%	1.83%	1.72%	1.79%
Net expenses[c]	1.67%	1.71%	1.80%	1.71%	1.78%
Portfolio turnover rate	—	—	—	23%	37%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
e
Reverse share split – Per share amounts have been restated to reflect a 1:10 reverse share split effective February 24, 2025.
PROSPECTUS | 554

Financial Highlights

Mid-Cap 1.5x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$131.39	$101.34	$116.07	$132.43	$56.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.98	.36	(.76 )	(.60 )
Net gain (loss) on investments (realized and unrealized)	(12.57)	29.48	(15.09)	6.52	77.21
Total from investment operations	(11.70)	30.46	(14.73)	5.76	76.61
Less distributions from:
Net investment income	(.95 )	(.41 )	—	—	(.42 )
Net realized gains	—	—	—	(22.12)	—
Total distributions	(.95 )	(.41 )	—	(22.12)	(.42 )
Net asset value, end of period	$118.74	$131.39	$101.34	$116.07	$132.43

Total Return	(9.03% )	30.16%	(12.69% )	3.49%	136.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,796	$9,469	$6,917	$10,327	$12,089
Ratios to average net assets:
Net investment income (loss)	0.66%	0.92%	0.36%	(0.57% )	(0.64% )
Total expenses[b]	1.77%	1.79%	1.70%	1.66%	1.74%
Net expenses[c]	1.66%	1.68%	1.65%	1.65%	1.72%
Portfolio turnover rate	94%	57%	44%	159%	501%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
555 | PROSPECTUS

Financial Highlights

Inverse Mid-Cap Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$47.96	$59.44	$57.62	$63.65	$128.00
Income (loss) from investment operations:
Net investment income (loss)[a]	1.62	2.08	.81	(.84 )	(.42 )
Net gain (loss) on investments (realized and unrealized)	1.49	(9.50)	1.01 [d]	(5.19)	(63.44)
Total from investment operations	3.11	(7.42)	1.82	(6.03)	(63.86)
Less distributions from:
Net investment income	(8.50)	(4.06)	—	—	(.49 )
Total distributions	(8.50)	(4.06)	—	—	(.49 )
Net asset value, end of period	$42.57	$47.96	$59.44	$57.62	$63.65

Total Return	8.94%	(13.30% )	3.16%	(9.47% )	(49.94% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$169	$516	$2,589	$291	$779
Ratios to average net assets:
Net investment income (loss)	3.43%	3.54%	1.32%	(1.40% )	(1.38% )
Total expenses[b]	1.77%	1.71%	1.71%	1.66%	1.77%
Net expenses[c]	1.64%	1.64%	1.67%	1.64%	1.75%
Portfolio turnover rate	—	—	—	24%	42%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 556

Financial Highlights

Russell 2000® 1.5x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$54.55	$44.08	$56.20	$100.81	$39.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.61	.21	(.98 )	(.98 )
Net gain (loss) on investments (realized and unrealized)	(6.60)	9.97	(12.33)	(7.02)	63.04
Total from investment operations	(5.98)	10.58	(12.12)	(8.00)	62.06
Less distributions from:
Net investment income	(.73 )	(.11 )	—	—	(.25 )
Net realized gains	—	—	—	(36.61)	—
Total distributions	(.73 )	(.11 )	—	(36.61)	(.25 )
Net asset value, end of period	$47.84	$54.55	$44.08	$56.20	$100.81

Total Return	(11.26% )	24.07%	(21.57% )	(11.86% )	159.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,287	$6,004	$5,300	$8,683	$9,482
Ratios to average net assets:
Net investment income (loss)	1.12%	1.34%	0.46%	(1.17% )	(1.42% )
Total expenses[b]	1.80%	1.77%	1.75%	1.71%	1.78%
Net expenses[c]	1.68%	1.67%	1.69%	1.68%	1.76%
Portfolio turnover rate	10%	8%	9%	62%	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
557 | PROSPECTUS

Financial Highlights

Russell 2000® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$51.68	$43.97	$50.53	$61.68	$32.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.42	.09	(.66 )	(.75 )
Net gain (loss) on investments (realized and unrealized)	(3.37)	7.38	(6.65)	(3.43)	30.26
Total from investment operations	(2.79)	7.80	(6.56)	(4.09)	29.51
Less distributions from:
Net investment income	(.55 )	(.09 )	—	—	—
Net realized gains	—	—	—	(7.06)	—
Total distributions	(.55 )	(.09 )	—	(7.06)	—
Net asset value, end of period	$48.34	$51.68	$43.97	$50.53	$61.68

Total Return	(5.56% )	17.77%	(12.98% )	(7.29% )	91.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,027	$25,033	$15,761	$18,432	$29,743
Ratios to average net assets:
Net investment income (loss)	1.11%	0.92%	0.21%	(1.12% )	(1.52% )
Total expenses[b]	1.67%	1.67%	1.65%	1.61%	1.67%
Net expenses[c]	1.62%	1.63%	1.65%	1.61%	1.67%
Portfolio turnover rate	22%	12%	25%	76%	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 558

Financial Highlights

Inverse Russell 2000® Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$148.46	$181.13	$166.06	$166.52	$363.26
Income (loss) from investment operations:
Net investment income (loss)[a]	5.28	6.48	1.92	(1.92)	(1.32)
Net gain (loss) on investments (realized and unrealized)	6.92	(26.28)	13.15 [d]	1.46	(195.27)
Total from investment operations	12.20	(19.80)	15.07	(.46 )	(196.59)
Less distributions from:
Net investment income	(8.11)	(12.87)	—	—	(.15 )
Total distributions	(8.11)	(12.87)	—	—	(.15 )
Net asset value, end of period	$152.55	$148.46	$181.13	$166.06	$166.52

Total Return	9.22%	(11.70% )	9.09%	(0.29% )	(54.13% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,909	$1,849	$5,454	$5,396	$5,087
Ratios to average net assets:
Net investment income (loss)	3.60%	3.69%	1.06%	(1.17% )	(1.42% )
Total expenses[b]	1.78%	1.74%	1.78%	1.71%	1.81%
Net expenses[c]	1.62%	1.62%	1.72%	1.66%	1.79%
Portfolio turnover rate	—	—	—	—	14%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
e
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
559 | PROSPECTUS

Financial Highlights

Dow Jones Industrial Average® Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$95.73	$80.26	$86.15	$82.88	$57.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.79	.60	.17	.03
Net gain (loss) on investments (realized and unrealized)	4.75	15.36	(3.96)[d]	4.20 [e]	29.23
Total from investment operations	5.45	16.15	(3.36)	4.37	29.26
Less distributions from:
Net investment income	(.24 )	(.59 )	(.47 )	—	(.06 )
Net realized gains	(1.51)	(.09 )	(2.06)	(1.10)	(3.68)
Total distributions	(1.75)	(.68 )	(2.53)	(1.10)	(3.74)
Net asset value, end of period	$99.43	$95.73	$80.26	$86.15	$82.88

Total Return	5.61%	20.21%	(3.87% )	5.23%	51.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,396	$19,786	$18,713	$23,009	$17,500
Ratios to average net assets:
Net investment income (loss)	0.71%	0.93%	0.74%	0.19%	0.05%
Total expenses[b]	1.66%	1.67%	1.57%	1.57%	1.70%
Net expenses[c]	1.60%	1.63%	1.56%	1.55%	1.69%
Portfolio turnover rate	327%	140%	414%	240%	110%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
e
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 560

Financial Highlights
S&P 500® Pure Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$90.65	$74.79	$90.70	$84.00	$53.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.94 )	—	(.02 )	(1.19)	(.77 )
Net gain (loss) on investments (realized and unrealized)	3.82	15.86	(15.89)	10.35	34.03
Total from investment operations	2.88	15.86	(15.91)	9.16	33.26
Less distributions from:
Net realized gains	—	—	—	(2.46)	(3.15)
Total distributions	—	—	—	(2.46)	(3.15)
Net asset value, end of period	$93.53	$90.65	$74.79	$90.70	$84.00

Total Return	3.18%	21.21%	(17.54% )	10.53%	61.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,839	$20,046	$23,313	$27,751	$22,141
Ratios to average net assets:
Net investment income (loss)	(0.95% )	(0.00% )[c]	(0.03% )	(1.21% )	(1.03% )
Total expenses	1.60%	1.59%	1.55%	1.51%	1.61%
Net expenses[b]	1.55%	1.55%	1.55%	1.51%	1.61%
Portfolio turnover rate	1,148%	649%	434%	727%	240%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Less than (0.01%).
561 | PROSPECTUS

Financial Highlights

S&P 500® Pure Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$103.33	$89.26	$101.75	$89.64	$48.87
Income (loss) from investment operations:
Net investment income (loss)[a]	1.04	.47	.98	.98	.84
Net gain (loss) on investments (realized and unrealized)	4.59 [c]	15.32	(11.34)	13.41	40.63
Total from investment operations	5.63	15.79	(10.36)	14.39	41.47
Less distributions from:
Net investment income	(.97 )	(1.72)	(2.13)	(2.28)	(.70 )
Total distributions	(.97 )	(1.72)	(2.13)	(2.28)	(.70 )
Net asset value, end of period	$107.99	$103.33	$89.26	$101.75	$89.64

Total Return	5.44%	17.95%	(10.22% )	16.26%	85.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,475	$6,444	$12,723	$164,615	$52,797
Ratios to average net assets:
Net investment income (loss)	0.99%	0.51%	1.01%	1.01%	1.17%
Total expenses	1.60%	1.60%	1.55%	1.52%	1.58%
Net expenses[b]	1.55%	1.56%	1.55%	1.52%	1.58%
Portfolio turnover rate	2,642%	1,099%	594%	823%	1,207%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 562

Financial Highlights

S&P MidCap 400® Pure Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$59.43	$43.24	$53.54	$64.74	$33.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45 )	(.13 )	(.17 )	(.70 )	(.56 )
Net gain (loss) on investments (realized and unrealized)	(6.88)	16.32	(5.45)	(3.87)	32.12
Total from investment operations	(7.33)	16.19	(5.62)	(4.57)	31.56
Less distributions from:
Net realized gains	(7.50)	—	(4.68)	(6.63)	(.64 )
Total distributions	(7.50)	—	(4.68)	(6.63)	(.64 )
Net asset value, end of period	$44.60	$59.43	$43.24	$53.54	$64.74

Total Return	(14.27% )	37.44%	(10.32% )	(8.09% )	93.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,490	$213,865	$20,247	$29,225	$50,599
Ratios to average net assets:
Net investment income (loss)	(0.80% )	(0.26% )	(0.36% )	(1.10% )	(1.06% )
Total expenses	1.57%	1.57%	1.55%	1.51%	1.59%
Net expenses[b]	1.52%	1.53%	1.55%	1.51%	1.59%
Portfolio turnover rate	716%	570%	372%	125%	407%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
563 | PROSPECTUS

Financial Highlights

S&P MidCap 400® Pure Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$76.31	$60.56	$70.54	$70.05	$30.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	—	.49	.35	.31
Net gain (loss) on investments (realized and unrealized)	(3.06)	16.04	(1.86)	4.27	39.28
Total from investment operations	(2.91)	16.04	(1.37)	4.62	39.59
Less distributions from:
Net investment income	—	(.29 )	(.08 )	(.86 )	(.02 )
Net realized gains	(4.78)	—	(8.53)	(3.27)	—
Total distributions	(4.78)	(.29 )	(8.61)	(4.13)	(.02 )
Net asset value, end of period	$68.62	$76.31	$60.56	$70.54	$70.05

Total Return	(4.43% )	26.57%	(1.30% )	6.68%	129.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,803	$4,299	$7,749	$28,139	$154,269
Ratios to average net assets:
Net investment income (loss)	0.20%	0.01%	0.74%	0.48%	0.51%
Total expenses	1.61%	1.59%	1.55%	1.51%	1.54%
Net expenses[b]	1.56%	1.55%	1.55%	1.51%	1.54%
Portfolio turnover rate	3,996%	868%	1,064%	252%	454%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 564

Financial Highlights
S&P SmallCap 600® Pure Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$55.29	$44.67	$53.15	$89.21	$43.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22 )	.04	.02	(.81 )	(.86 )
Net gain (loss) on investments (realized and unrealized)	(1.65)	10.58	(8.50)[c]	(5.29)	46.23
Total from investment operations	(1.87)	10.62	(8.48)	(6.10)	45.37
Less distributions from:
Net investment income	(.02 )	—	—	—	—
Net realized gains	(5.58)	—	—	(29.96)	—
Total distributions	(5.60)	—	—	(29.96)	—
Net asset value, end of period	$47.82	$55.29	$44.67	$53.15	$89.21

Total Return	(4.63% )	23.77%	(15.95% )	(11.06% )	103.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,244	$2,664	$3,401	$3,312	$25,071
Ratios to average net assets:
Net investment income (loss)	(0.39% )	0.09%	0.05%	(0.97% )	(1.05% )
Total expenses	1.61%	1.57%	1.55%	1.51%	1.54%
Net expenses[b]	1.56%	1.55%	1.55%	1.51%	1.54%
Portfolio turnover rate	3,105%	942%	812%	707%	752%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
565 | PROSPECTUS

Financial Highlights
S&P SmallCap 600® Pure Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$199.98	$170.34	$182.04	$167.56	$67.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.16 )	.49	(.53 )	(.13 )
Net gain (loss) on investments (realized and unrealized)	(16.66)	31.71 [b]	(12.19)	15.01 [b]	100.44 [b]
Total from investment operations	(16.61)	31.55	(11.70)	14.48	100.31
Less distributions from:
Net investment income	—	(1.91)	—	—	—
Total distributions	—	(1.91)	—	—	—
Net asset value, end of period	$183.37	$199.98	$170.34	$182.04	$167.56

Total Return	(8.31% )	18.63%	(6.43% )	8.64%	149.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,176	$3,036	$7,449	$18,001	$35,499
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.09% )	0.29%	(0.29% )	(0.18% )
Total expenses	1.60%	1.59%	1.55%	1.51%	1.55%
Net expenses[c]	1.55%	1.56%	1.55%	1.51%	1.55%
Portfolio turnover rate	1,587%	1,058%	1,520%	892%	1,503%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 566

Financial Highlights

Banking Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$88.13	$70.50	$99.66	$95.71	$51.83
Income (loss) from investment operations:
Net investment income (loss)[a]	1.71	1.96	1.43	1.03	1.25
Net gain (loss) on investments (realized and unrealized)	11.82 [c]	16.90	(28.00)	3.42	44.89
Total from investment operations	13.53	18.86	(26.57)	4.45	46.14
Less distributions from:
Net investment income	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Total distributions	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Net asset value, end of period	$98.33	$88.13	$70.50	$99.66	$95.71

Total Return	15.06%	26.99%	(27.01% )	4.62%	90.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,151	$23,499	$1,531	$4,239	$9,027
Ratios to average net assets:
Net investment income (loss)	1.80%	2.46%	1.62%	1.02%	1.79%
Total expenses	1.43%	1.43%	1.40%	1.36%	1.43%
Net expenses[b]	1.38%	1.39%	1.40%	1.36%	1.43%
Portfolio turnover rate	280%	233%	384%	501%	799%
567 | PROSPECTUS

Financial Highlights (continued)

Banking Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$75.71	$60.85	$86.66	$83.48	$45.73
Income (loss) from investment operations:
Net investment income (loss)[a]	1.17	1.47	.91	.63	.85
Net gain (loss) on investments (realized and unrealized)	10.26 [c]	14.62	(24.13)	3.05	39.16
Total from investment operations	11.43	16.09	(23.22)	3.68	40.01
Less distributions from:
Net investment income	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Total distributions	(3.33)	(1.23)	(2.59)	(.50 )	(2.26)
Net asset value, end of period	$83.81	$75.71	$60.85	$86.66	$83.48

Total Return	14.77%	26.66%	(27.18% )	4.38%	88.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158	$237	$114	$2,316	$4,601
Ratios to average net assets:
Net investment income (loss)	1.42%	2.23%	1.16%	0.71%	1.15%
Total expenses	1.69%	1.69%	1.65%	1.60%	1.63%
Net expenses[b]	1.64%	1.65%	1.65%	1.60%	1.63%
Portfolio turnover rate	280%	233%	384%	501%	799%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 568

Financial Highlights

Basic Materials Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$86.40	$80.67	$89.73	$78.37	$42.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.67	.89	.60	.43
Net gain (loss) on investments (realized and unrealized)	(2.31)	6.81	(8.66)	12.39	37.12
Total from investment operations	(1.85)	7.48	(7.77)	12.99	37.55
Less distributions from:
Net investment income	(.04 )	(1.75)	(1.29)	—	(.54 )
Net realized gains	(8.54)	—	—	(1.63)	(1.03)
Total distributions	(8.58)	(1.75)	(1.29)	(1.63)	(1.57)
Net asset value, end of period	$75.97	$86.40	$80.67	$89.73	$78.37

Total Return	(2.45% )	9.55%	(8.59% )	16.72%	89.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,305	$19,369	$23,164	$51,058	$38,112
Ratios to average net assets:
Net investment income (loss)	0.55%	0.85%	1.11%	0.71%	0.67%
Total expenses	1.44%	1.43%	1.39%	1.36%	1.43%
Net expenses[b]	1.39%	1.40%	1.39%	1.36%	1.43%
Portfolio turnover rate	51%	49%	126%	169%	162%
569 | PROSPECTUS

Financial Highlights (continued)

Basic Materials Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$76.20	$71.53	$79.95	$70.17	$38.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.41	.28	.56	.19
Net gain (loss) on investments (realized and unrealized)	(2.02)	6.01	(7.41)	10.85	33.40
Total from investment operations	(1.78)	6.42	(7.13)	11.41	33.59
Less distributions from:
Net investment income	(.04 )	(1.75)	(1.29)	—	(.54 )
Net realized gains	(8.54)	—	—	(1.63)	(1.03)
Total distributions	(8.58)	(1.75)	(1.29)	(1.63)	(1.57)
Net asset value, end of period	$65.84	$76.20	$71.53	$79.95	$70.17

Total Return	(2.69% )	9.29%	(8.85% )	16.42%	88.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$840	$1,030	$1,563	$10,420	$2,108
Ratios to average net assets:
Net investment income (loss)	0.33%	0.59%	0.38%	0.73%	0.33%
Total expenses	1.69%	1.68%	1.65%	1.60%	1.68%
Net expenses[b]	1.64%	1.65%	1.65%	1.60%	1.68%
Portfolio turnover rate	51%	49%	126%	169%	162%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 570

Financial Highlights

Biotechnology Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$74.64	$68.29	$73.30	$94.01	$71.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37 )	(.26 )	(.24 )	(.52 )	(.58 )
Net gain (loss) on investments (realized and unrealized)	(1.23)	6.61	(3.87)	(4.42)	29.82
Total from investment operations	(1.60)	6.35	(4.11)	(4.94)	29.24
Less distributions from:
Net realized gains	(9.42)	—	(.90 )	(15.77)	(6.95)
Total distributions	(9.42)	—	(.90 )	(15.77)	(6.95)
Net asset value, end of period	$63.62	$74.64	$68.29	$73.30	$94.01

Total Return	(2.85% )	9.30%	(5.64% )	(6.81% )	40.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,949	$88,328	$93,776	$122,777	$151,506
Ratios to average net assets:
Net investment income (loss)	(0.50% )	(0.37% )	(0.34% )	(0.56% )	(0.62% )
Total expenses	1.44%	1.43%	1.39%	1.36%	1.45%
Net expenses[b]	1.39%	1.40%	1.39%	1.36%	1.45%
Portfolio turnover rate	79%	51%	61%	65%	115%
571 | PROSPECTUS

Financial Highlights (continued)

Biotechnology Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$61.74	$56.63	$61.09	$81.10	$62.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45 )	(.36 )	(.34 )	(.64 )	(.66 )
Net gain (loss) on investments (realized and unrealized)	(.93 )	5.47	(3.22)	(3.60)	26.01
Total from investment operations	(1.38)	5.11	(3.56)	(4.24)	25.35
Less distributions from:
Net realized gains	(9.42)	—	(.90 )	(15.77)	(6.95)
Total distributions	(9.42)	—	(.90 )	(15.77)	(6.95)
Net asset value, end of period	$50.94	$61.74	$56.63	$61.09	$81.10

Total Return	(3.10% )	9.02%	(5.87% )	(7.04% )	40.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,094	$5,299	$6,096	$9,352	$9,565
Ratios to average net assets:
Net investment income (loss)	(0.74% )	(0.62% )	(0.59% )	(0.82% )	(0.83% )
Total expenses	1.69%	1.68%	1.64%	1.61%	1.72%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.72%
Portfolio turnover rate	79%	51%	61%	65%	115%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 572

Financial Highlights

Consumer Products Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$158.12	$171.72	$181.58	$200.15	$158.63
Income (loss) from investment operations:
Net investment income (loss)[a]	2.10	2.25	2.91	1.98	2.10
Net gain (loss) on investments (realized and unrealized)	1.94	1.04 [c]	(.50 )[d]	6.54	55.32
Total from investment operations	4.04	3.29	2.41	8.52	57.42
Less distributions from:
Net investment income	(2.43)	(2.64)	(1.86)	(1.86)	(2.19)
Net realized gains	(7.23)	(14.25)	(10.41)	(25.23)	(13.71)
Total distributions	(9.66)	(16.89)	(12.27)	(27.09)	(15.90)
Net asset value, end of period	$152.50	$158.12	$171.72	$181.58	$200.15

Total Return	2.53%	2.71%	1.40%	4.89%	36.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,487	$48,221	$62,816	$67,612	$83,023
Ratios to average net assets:
Net investment income (loss)	1.35%	1.39%	1.65%	1.01%	1.12%
Total expenses	1.43%	1.43%	1.39%	1.36%	1.45%
Net expenses[b]	1.38%	1.40%	1.39%	1.36%	1.45%
Portfolio turnover rate	57%	43%	79%	60%	38%
573 | PROSPECTUS

Financial Highlights (continued)

Consumer Products Fund

Class H	Year Ended March 31, 2025[e]	Year Ended March 31, 2024[e]	Year Ended March 31, 2023[e]	Year Ended March 31, 2022[e]	Year Ended March 31, 2021[e]
Per Share Data
Net asset value, beginning of period	$125.33	$140.13	$150.80	$171.18	$137.79
Income (loss) from investment operations:
Net investment income (loss)[a]	1.37	1.50	1.86	1.14	1.47
Net gain (loss) on investments (realized and unrealized)	1.52	.59 [c]	(.26 )[d]	5.57	47.82
Total from investment operations	2.89	2.09	1.60	6.71	49.29
Less distributions from:
Net investment income	(2.43)	(2.64)	(1.86)	(1.86)	(2.19)
Net realized gains	(7.23)	(14.25)	(10.41)	(25.23)	(13.71)
Total distributions	(9.66)	(16.89)	(12.27)	(27.09)	(15.90)
Net asset value, end of period	$118.56	$125.33	$140.13	$150.80	$171.18

Total Return	2.27%	2.45%	1.14%	4.65%	36.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,351	$1,376	$1,741	$2,443	$5,601
Ratios to average net assets:
Net investment income (loss)	1.12%	1.15%	1.28%	0.68%	0.90%
Total expenses	1.69%	1.68%	1.64%	1.61%	1.69%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.69%
Portfolio turnover rate	57%	43%	79%	60%	38%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
e
Reverse share split — Per share amounts have been restated to reflect 1:3 reverse share split effective February 24, 2025.
PROSPECTUS | 574

Financial Highlights

Electronics Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$422.50	$293.83	$304.55	$281.78	$137.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.24)	(.90 )	(.35 )	(1.59)	(.71 )
Net gain (loss) on investments (realized and unrealized)	(61.50)	129.57	(10.37)	35.88	150.08
Total from investment operations	(63.74)	128.67	(10.72)	34.29	149.37
Less distributions from:
Net realized gains	(7.21)	—	—	(11.52)	(5.24)
Total distributions	(7.21)	—	—	(11.52)	(5.24)
Net asset value, end of period	$351.55	$422.50	$293.83	$304.55	$281.78

Total Return	(15.36% )	43.79%	(3.52% )	11.63%	109.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,465	$82,055	$42,114	$60,738	$55,324
Ratios to average net assets:
Net investment income (loss)	(0.52% )	(0.27% )	(0.14% )	(0.51% )	(0.33% )
Total expenses	1.43%	1.43%	1.39%	1.36%	1.44%
Net expenses[b]	1.38%	1.39%	1.39%	1.36%	1.44%
Portfolio turnover rate	95%	96%	147%	281%	163%
575 | PROSPECTUS

Financial Highlights (continued)

Electronics Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$372.36	$259.59	$269.75	$251.22	$123.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.97)	(1.56)	(.97 )	(2.32)	(1.23)
Net gain (loss) on investments (realized and unrealized)	(53.86)	114.33	(9.19)	32.37	134.35
Total from investment operations	(56.83)	112.77	(10.16)	30.05	133.12
Less distributions from:
Net realized gains	(7.21)	—	—	(11.52)	(5.24)
Total distributions	(7.21)	—	—	(11.52)	(5.24)
Net asset value, end of period	$308.32	$372.36	$259.59	$269.75	$251.22

Total Return	(15.58% )	43.44%	(3.77% )	11.35%	108.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,152	$2,798	$5,674	$2,051	$8,383
Ratios to average net assets:
Net investment income (loss)	(0.79% )	(0.56% )	(0.43% )	(0.85% )	(0.60% )
Total expenses	1.69%	1.68%	1.64%	1.60%	1.67%
Net expenses[b]	1.64%	1.65%	1.64%	1.60%	1.67%
Portfolio turnover rate	95%	96%	147%	281%	163%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 576

Financial Highlights

Energy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$283.41	$246.39	$239.96	$152.94	$81.74
Income (loss) from investment operations:
Net investment income (loss)[a]	4.61	4.93	7.06	3.62	1.44
Net gain (loss) on investments (realized and unrealized)	(23.72)	38.98	6.01 [c]	84.29	72.59
Total from investment operations	(19.11)	43.91	13.07	87.91	74.03
Less distributions from:
Net investment income	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Total distributions	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Net asset value, end of period	$254.72	$283.41	$246.39	$239.96	$152.94

Total Return	(6.78% )	18.30%	5.34%	57.65%	91.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,292	$24,579	$64,350	$57,612	$18,220
Ratios to average net assets:
Net investment income (loss)	1.71%	1.91%	2.79%	1.90%	2.02%
Total expenses	1.43%	1.45%	1.39%	1.36%	1.42%
Net expenses[b]	1.38%	1.41%	1.39%	1.36%	1.42%
Portfolio turnover rate	534%	500%	363%	382%	939%
577 | PROSPECTUS

Financial Highlights (continued)

Energy Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$250.19	$218.83	$214.30	$137.02	$73.61
Income (loss) from investment operations:
Net investment income (loss)[a]	3.79	2.97	5.41	2.80	1.06
Net gain (loss) on investments (realized and unrealized)	(21.25)	35.28	5.76 [c]	75.37	65.18
Total from investment operations	(17.46)	38.25	11.17	78.17	66.24
Less distributions from:
Net investment income	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Total distributions	(9.58)	(6.89)	(6.64)	(.89 )	(2.83)
Net asset value, end of period	$223.15	$250.19	$218.83	$214.30	$137.02

Total Return	(7.01% )	18.02%	5.08%	57.25%	90.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,041	$2,643	$1,227	$2,079	$1,578
Ratios to average net assets:
Net investment income (loss)	1.58%	1.28%	2.40%	1.73%	1.60%
Total expenses	1.67%	1.68%	1.65%	1.61%	1.68%
Net expenses[b]	1.62%	1.65%	1.65%	1.61%	1.68%
Portfolio turnover rate	534%	500%	363%	382%	939%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 578

Financial Highlights

Energy Services Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$268.17	$213.90	$231.88	$169.20	$75.50
Income (loss) from investment operations:
Net investment income (loss)[a]	1.18	.15	(.56 )	(.63 )	.20
Net gain (loss) on investments (realized and unrealized)	(59.15)	54.12	(17.42)	63.81	95.34
Total from investment operations	(57.97)	54.27	(17.98)	63.18	95.54
Less distributions from:
Net investment income	—	—	—	(.50 )	(1.84)
Total distributions	—	—	—	(.50 )	(1.84)
Net asset value, end of period	$210.20	$268.17	$213.90	$231.88	$169.20

Total Return	(21.62% )	25.37%	(7.75% )	37.44%	127.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,616	$12,100	$32,626	$9,376	$4,703
Ratios to average net assets:
Net investment income (loss)	0.48%	0.06%	(0.26% )	(0.35% )	0.82%
Total expenses	1.43%	1.45%	1.39%	1.36%	1.42%
Net expenses[b]	1.38%	1.42%	1.39%	1.36%	1.42%
Portfolio turnover rate	431%	296%	242%	290%	770%
579 | PROSPECTUS

Financial Highlights (continued)

Energy Services Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$240.05	$191.93	$208.59	$152.63	$68.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	(.49 )	(1.52)	(.75 )	.02
Net gain (loss) on investments (realized and unrealized)	(53.02)	48.61	(15.14)	57.21	86.08
Total from investment operations	(52.45)	48.12	(16.66)	56.46	86.10
Less distributions from:
Net investment income	—	—	—	(.50 )	(1.84)
Total distributions	—	—	—	(.50 )	(1.84)
Net asset value, end of period	$187.60	$240.05	$191.93	$208.59	$152.63

Total Return	(21.85% )	25.07%	(7.99% )	37.09%	126.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227	$863	$1,082	$11,057	$689
Ratios to average net assets:
Net investment income (loss)	0.26%	(0.23% )	(0.76% )	(0.43% )	0.11%
Total expenses	1.68%	1.68%	1.65%	1.62%	1.68%
Net expenses[b]	1.63%	1.65%	1.65%	1.62%	1.68%
Portfolio turnover rate	431%	296%	242%	290%	770%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 580

Financial Highlights

Financial Services Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$85.13	$66.11	$101.95	$88.84	$54.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	.86	.87	.64	.88
Net gain (loss) on investments (realized and unrealized)	11.38	18.16	(19.17)	13.35	33.16
Total from investment operations	12.14	19.02	(18.30)	13.99	34.04
Less distributions from:
Net investment income	(.73 )	—	(2.30)	(.34 )	—
Net realized gains	—	—	(15.24)	(.54 )	—
Total distributions	(.73 )	—	(17.54)	(.88 )	—
Net asset value, end of period	$96.54	$85.13	$66.11	$101.95	$88.84

Total Return	14.23%	28.77%	(18.35% )	15.72%	62.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,295	$33,024	$4,269	$32,004	$32,328
Ratios to average net assets:
Net investment income (loss)	0.81%	1.12%	1.00%	0.63%	1.19%
Total expenses	1.45%	1.43%	1.40%	1.36%	1.41%
Net expenses[b]	1.40%	1.39%	1.40%	1.36%	1.41%
Portfolio turnover rate	299%	119%	177%	406%	246%
581 | PROSPECTUS

Financial Highlights (continued)

Financial Services Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$73.87	$57.51	$91.63	$80.10	$49.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.59	(.06 )	.41	.68
Net gain (loss) on investments (realized and unrealized)	9.85	15.77	(16.52)	12.00	29.89
Total from investment operations	10.33	16.36	(16.58)	12.41	30.57
Less distributions from:
Net investment income	(.73 )	—	(2.30)	(.34 )	—
Net realized gains	—	—	(15.24)	(.54 )	—
Total distributions	(.73 )	—	(17.54)	(.88 )	—
Net asset value, end of period	$83.47	$73.87	$57.51	$91.63	$80.10

Total Return	13.95%	28.45%	(18.56% )	15.47%	61.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$639	$358	$374	$12,923	$3,250
Ratios to average net assets:
Net investment income (loss)	0.60%	0.95%	(0.08% )	0.45%	1.07%
Total expenses	1.70%	1.68%	1.66%	1.61%	1.69%
Net expenses[b]	1.65%	1.65%	1.66%	1.61%	1.69%
Portfolio turnover rate	299%	119%	177%	406%	246%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 582

Financial Highlights

Health Care Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025[c]	Year Ended March 31, 2024[c]	Year Ended March 31, 2023[c]	Year Ended March 31, 2022[c]	Year Ended March 31, 2021[c]
Per Share Data
Net asset value, beginning of period	$131.07	$115.10	$124.65	$117.73	$90.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26 )	(.21 )	(.30 )	(.36 )	(.45 )
Net gain (loss) on investments (realized and unrealized)	(4.92)	16.18	(7.36)	11.51	37.51
Total from investment operations	(5.18)	15.97	(7.66)	11.15	37.06
Less distributions from:
Net realized gains	—	—	(1.89)	(4.23)	(10.14)
Total distributions	—	—	(1.89)	(4.23)	(10.14)
Net asset value, end of period	$125.89	$131.07	$115.10	$124.65	$117.73

Total Return	(3.95% )	13.86%	(6.16% )	9.40%	41.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,420	$16,929	$17,873	$25,478	$20,831
Ratios to average net assets:
Net investment income (loss)	(0.20% )	(0.19% )	(0.26% )	(0.29% )	(0.41% )
Total expenses	1.44%	1.43%	1.39%	1.35%	1.46%
Net expenses[b]	1.39%	1.40%	1.39%	1.35%	1.46%
Portfolio turnover rate	236%	116%	268%	238%	256%
583 | PROSPECTUS

Financial Highlights (continued)

Health Care Fund

Class H	Year Ended March 31, 2025[c]	Year Ended March 31, 2024[c]	Year Ended March 31, 2023[c]	Year Ended March 31, 2022[c]	Year Ended March 31, 2021[c]
Per Share Data
Net asset value, beginning of period	$110.36	$97.16	$105.77	$100.71	$78.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48 )	(.42 )	(.63 )	(.51 )	(.63 )
Net gain (loss) on investments (realized and unrealized)	(4.15)	13.62	(6.09)	9.80	32.54
Total from investment operations	(4.63)	13.20	(6.72)	9.29	31.91
Less distributions from:
Net realized gains	—	—	(1.89)	(4.23)	(10.14)
Total distributions	—	—	(1.89)	(4.23)	(10.14)
Net asset value, end of period	$105.73	$110.36	$97.16	$105.77	$100.71

Total Return	(4.20% )	13.58%	(6.38% )	9.14%	40.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$967	$1,245	$1,318	$10,297	$1,760
Ratios to average net assets:
Net investment income (loss)	(0.44% )	(0.43% )	(0.64% )	(0.46% )	(0.68% )
Total expenses	1.69%	1.68%	1.65%	1.61%	1.76%
Net expenses[b]	1.64%	1.65%	1.65%	1.61%	1.76%
Portfolio turnover rate	236%	116%	268%	238%	256%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
PROSPECTUS | 584

Financial Highlights

Internet Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$123.64	$94.80	$115.59	$195.59	$105.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.35)	(1.18)	(.99 )	(2.11)	(2.03)
Net gain (loss) on investments (realized and unrealized)	14.47	30.02	(19.80)	(34.69)	92.39
Total from investment operations	13.12	28.84	(20.79)	(36.80)	90.36
Less distributions from:
Net realized gains	—	—	—	(43.20)	—
Total distributions	—	—	—	(43.20)	—
Net asset value, end of period	$136.76	$123.64	$94.80	$115.59	$195.59

Total Return	10.61%	30.42%	(17.99% )	(23.48% )	85.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,474	$32,558	$16,148	$8,777	$25,113
Ratios to average net assets:
Net investment income (loss)	(0.98% )	(1.09% )	(1.13% )	(1.18% )	(1.21% )
Total expenses	1.45%	1.42%	1.39%	1.36%	1.44%
Net expenses[b]	1.40%	1.38%	1.39%	1.36%	1.44%
Portfolio turnover rate	175%	205%	133%	150%	284%
585 | PROSPECTUS

Financial Highlights (continued)

Internet Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$104.88	$80.62	$98.55	$173.71	$93.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.40)	(1.19)	(1.09)	(2.23)	(1.75)
Net gain (loss) on investments (realized and unrealized)	12.26	25.45	(16.84)	(29.73)	81.76
Total from investment operations	10.86	24.26	(17.93)	(31.96)	80.01
Less distributions from:
Net realized gains	—	—	—	(43.20)	—
Total distributions	—	—	—	(43.20)	—
Net asset value, end of period	$115.74	$104.88	$80.62	$98.55	$173.71

Total Return	10.35%	30.09%	(18.19% )	(23.67% )	85.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$693	$656	$579	$947	$1,067
Ratios to average net assets:
Net investment income (loss)	(1.22% )	(1.33% )	(1.39% )	(1.45% )	(1.42% )
Total expenses	1.69%	1.68%	1.65%	1.61%	1.76%
Net expenses[b]	1.64%	1.65%	1.65%	1.61%	1.76%
Portfolio turnover rate	175%	205%	133%	150%	284%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 586

Financial Highlights

Leisure Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$83.50	$72.93	$80.27	$100.94	$53.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.27	.21	(.44 )	(.34 )
Net gain (loss) on investments (realized and unrealized)	7.53	10.35	(7.55)	(14.80)	48.27
Total from investment operations	7.67	10.62	(7.34)	(15.24)	47.93
Less distributions from:
Net investment income	(.40 )	(.05 )	—	—	—
Net realized gains	—	—	—	(5.43)	—
Total distributions	(.40 )	(.05 )	—	(5.43)	—
Net asset value, end of period	$90.77	$83.50	$72.93	$80.27	$100.94

Total Return	9.15%	14.58%	(9.14% )	(15.52% )	90.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,306	$4,786	$20,629	$5,574	$40,995
Ratios to average net assets:
Net investment income (loss)	0.16%	0.36%	0.30%	(0.45% )	(0.39% )
Total expenses	1.45%	1.43%	1.39%	1.36%	1.41%
Net expenses[b]	1.40%	1.40%	1.39%	1.36%	1.41%
Portfolio turnover rate	263%	214%	145%	168%	144%
587 | PROSPECTUS

Financial Highlights (continued)

Leisure Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$72.70	$63.67	$70.26	$89.30	$47.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09 )	.10	(.10 )	(.59 )	(.40 )
Net gain (loss) on investments (realized and unrealized)	6.58	8.98	(6.49)	(13.02)	42.69
Total from investment operations	6.49	9.08	(6.59)	(13.61)	42.29
Less distributions from:
Net investment income	(.40 )	(.05 )	—	—	—
Net realized gains	—	—	—	(5.43)	—
Total distributions	(.40 )	(.05 )	—	(5.43)	—
Net asset value, end of period	$78.79	$72.70	$63.67	$70.26	$89.30

Total Return	8.89%	14.26%	(9.38% )	(15.72% )	89.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$698	$1,382	$1,779	$2,023	$6,594
Ratios to average net assets:
Net investment income (loss)	(0.12% )	0.15%	(0.16% )	(0.69% )	(0.55% )
Total expenses	1.68%	1.68%	1.64%	1.61%	1.68%
Net expenses[b]	1.63%	1.65%	1.64%	1.61%	1.68%
Portfolio turnover rate	263%	214%	145%	168%	144%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 588

Financial Highlights

Precious Metals Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025[c]	Year Ended March 31, 2024[c]	Year Ended March 31, 2023[c]	Year Ended March 31, 2022[c]	Year Ended March 31, 2021[c]
Per Share Data
Net asset value, beginning of period	$104.48	$112.40	$143.95	$132.65	$79.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05 )	.18	.54	.48	(.18 )
Net gain (loss) on investments (realized and unrealized)	41.02	(4.50)	(24.80)	18.65	54.82
Total from investment operations	40.97	(4.32)	(24.26)	19.13	54.64
Less distributions from:
Net investment income	—	(3.60)	(7.29)	(7.83)	(1.50)
Total distributions	—	(3.60)	(7.29)	(7.83)	(1.50)
Net asset value, end of period	$145.45	$104.48	$112.40	$143.95	$132.65

Total Return	39.21%	(3.46% )	(16.34% )	15.84%	68.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,265	$51,211	$74,345	$63,069	$87,174
Ratios to average net assets:
Net investment income (loss)	(0.04% )	0.19%	0.48%	0.35%	(0.13% )
Total expenses	1.34%	1.33%	1.30%	1.26%	1.34%
Net expenses[b]	1.29%	1.30%	1.30%	1.26%	1.34%
Portfolio turnover rate	452%	387%	424%	114%	281%
589 | PROSPECTUS

Financial Highlights (continued)

Precious Metals Fund

Class H	Year Ended March 31, 2025[c]	Year Ended March 31, 2024[c]	Year Ended March 31, 2023[c]	Year Ended March 31, 2022[c]	Year Ended March 31, 2021[c]
Per Share Data
Net asset value, beginning of period	$93.03	$100.77	$130.38	$121.22	$72.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44 )	(.06 )	.18	.24	(.75 )
Net gain (loss) on investments (realized and unrealized)	36.61	(4.08)	(22.50)	16.75	50.56
Total from investment operations	36.17	(4.14)	(22.32)	16.99	49.81
Less distributions from:
Net investment income	—	(3.60)	(7.29)	(7.83)	(1.50)
Total distributions	—	(3.60)	(7.29)	(7.83)	(1.50)
Net asset value, end of period	$129.20	$93.03	$100.77	$130.38	$121.22

Total Return	38.88%	(3.71% )	(16.54% )	15.57%	68.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,610	$2,167	$2,591	$4,028	$2,628
Ratios to average net assets:
Net investment income (loss)	(0.41% )	(0.05% )	0.18%	0.20%	(0.59% )
Total expenses	1.59%	1.58%	1.54%	1.51%	1.60%
Net expenses[b]	1.54%	1.55%	1.54%	1.51%	1.60%
Portfolio turnover rate	452%	387%	424%	114%	281%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
PROSPECTUS | 590

Financial Highlights

Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$37.55	$35.05	$47.28	$40.78	$30.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.53	.54	.22	.23
Net gain (loss) on investments (realized and unrealized)	2.55	2.70	(11.45)	6.46	13.40
Total from investment operations	3.09	3.23	(10.91)	6.68	13.63
Less distributions from:
Net investment income	(.32 )	(.73 )	(1.32)	(.18 )	(3.48)
Total distributions	(.32 )	(.73 )	(1.32)	(.18 )	(3.48)
Net asset value, end of period	$40.32	$37.55	$35.05	$47.28	$40.78

Total Return	8.20%	9.33%	(23.04% )	16.37%	45.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,553	$2,009	$2,048	$36,643	$10,907
Ratios to average net assets:
Net investment income (loss)	1.35%	1.50%	1.33%	0.49%	0.60%
Total expenses	1.69%	1.70%	1.65%	1.62%	1.66%
Net expenses[b]	1.64%	1.66%	1.65%	1.62%	1.66%
Portfolio turnover rate	344%	249%	308%	380%	499%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
591 | PROSPECTUS

Financial Highlights

Retailing Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$51.43	$42.39	$46.75	$57.11	$28.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10 )	(.03 )	(.08 )	(.30 )	(.25 )
Net gain (loss) on investments (realized and unrealized)	.49	9.07	(4.28)	(5.31)	28.74
Total from investment operations	.39	9.04	(4.36)	(5.61)	28.49
Less distributions from:
Net realized gains	—	—	—	(4.75)	—
Total distributions	—	—	—	(4.75)	—
Net asset value, end of period	$51.82	$51.43	$42.39	$46.75	$57.11

Total Return	0.76%	21.33%	(9.33% )	(10.94% )	99.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,977	$8,533	$7,334	$7,998	$24,987
Ratios to average net assets:
Net investment income (loss)	(0.19% )	(0.08% )	(0.19% )	(0.53% )	(0.52% )
Total expenses	1.43%	1.43%	1.40%	1.36%	1.43%
Net expenses[b]	1.38%	1.40%	1.40%	1.36%	1.43%
Portfolio turnover rate	296%	299%	371%	214%	270%
PROSPECTUS | 592

Financial Highlights (continued)

Retailing Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$46.47	$38.40	$42.47	$52.44	$26.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24 )	(.10 )	(.18 )	(.38 )	(.39 )
Net gain (loss) on investments (realized and unrealized)	.47	8.17	(3.89)	(4.84)	26.48
Total from investment operations	.23	8.07	(4.07)	(5.22)	26.09
Less distributions from:
Net realized gains	—	—	—	(4.75)	—
Total distributions	—	—	—	(4.75)	—
Net asset value, end of period	$46.70	$46.47	$38.40	$42.47	$52.44

Total Return	0.49%	21.02%	(9.58% )	(11.18% )	99.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317	$394	$603	$673	$661
Ratios to average net assets:
Net investment income (loss)	(0.52% )	(0.26% )	(0.47% )	(0.73% )	(0.91% )
Total expenses	1.69%	1.68%	1.65%	1.60%	1.69%
Net expenses[b]	1.64%	1.65%	1.65%	1.60%	1.69%
Portfolio turnover rate	296%	299%	371%	214%	270%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
593 | PROSPECTUS

Financial Highlights

Technology Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$191.70	$141.40	$168.83	$177.69	$100.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.39)	(.97 )	(.68 )	(1.32)	(.96 )
Net gain (loss) on investments (realized and unrealized)	3.29	55.52	(20.64)	6.56	81.24
Total from investment operations	1.90	54.55	(21.32)	5.24	80.28
Less distributions from:
Net realized gains	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Total distributions	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Net asset value, end of period	$184.35	$191.70	$141.40	$168.83	$177.69

Total Return	0.32%	39.06%	(11.94% )	1.94%	80.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,047	$36,092	$23,656	$32,397	$35,562
Ratios to average net assets:
Net investment income (loss)	(0.70% )	(0.61% )	(0.50% )	(0.68% )	(0.65% )
Total expenses	1.43%	1.44%	1.39%	1.36%	1.44%
Net expenses[b]	1.38%	1.40%	1.39%	1.36%	1.44%
Portfolio turnover rate	138%	211%	121%	175%	195%
PROSPECTUS | 594

Financial Highlights (continued)

Technology Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$168.44	$124.98	$150.57	$160.17	$90.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.69)	(1.26)	(.92 )	(1.62)	(1.01)
Net gain (loss) on investments (realized and unrealized)	3.10	48.97	(18.56)	6.12	73.26
Total from investment operations	1.41	47.71	(19.48)	4.50	72.25
Less distributions from:
Net realized gains	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Total distributions	(9.25)	(4.25)	(6.11)	(14.10)	(2.80)
Net asset value, end of period	$160.60	$168.44	$124.98	$150.57	$160.17

Total Return	0.06%	38.72%	(12.17% )	1.68%	79.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$848	$1,253	$997	$1,355	$1,734
Ratios to average net assets:
Net investment income (loss)	(0.96% )	(0.88% )	(0.76% )	(0.93% )	(0.83% )
Total expenses	1.69%	1.69%	1.64%	1.60%	1.74%
Net expenses[b]	1.64%	1.65%	1.64%	1.60%	1.74%
Portfolio turnover rate	138%	211%	121%	175%	195%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
595 | PROSPECTUS

Financial Highlights

Telecommunications Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$43.66	$44.78	$53.37	$56.03	$43.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.49	.11	.58	.66
Net gain (loss) on investments (realized and unrealized)	8.20	(.92 )	(8.10)	(3.00)	13.33
Total from investment operations	8.47	(.43 )	(7.99)	(2.42)	13.99
Less distributions from:
Net investment income	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Total distributions	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Net asset value, end of period	$52.04	$43.66	$44.78	$53.37	$56.03

Total Return	19.39%	(0.91% )	(14.87% )	(4.36% )	32.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,601	$3,799	$8,152	$997	$1,773
Ratios to average net assets:
Net investment income (loss)	0.52%	1.13%	0.26%	1.02%	1.33%
Total expenses	1.45%	1.42%	1.40%	1.36%	1.46%
Net expenses[b]	1.40%	1.39%	1.40%	1.36%	1.46%
Portfolio turnover rate	159%	466%	471%	551%	344%
PROSPECTUS | 596

Financial Highlights (continued)

Telecommunications Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$38.11	$39.24	$47.00	$49.50	$38.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.28	.22	.44	.28
Net gain (loss) on investments (realized and unrealized)	6.97	(.72 )	(7.38)	(2.70)	12.01
Total from investment operations	7.27	(.44 )	(7.16)	(2.26)	12.29
Less distributions from:
Net investment income	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Total distributions	(.09 )	(.69 )	(.60 )	(.24 )	(1.15)
Net asset value, end of period	$45.29	$38.11	$39.24	$47.00	$49.50

Total Return	19.12%	(1.12% )	(15.14% )	(4.60% )	32.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106	$95	$111	$124	$245
Ratios to average net assets:
Net investment income (loss)	0.70%	0.73%	0.55%	0.86%	0.61%
Total expenses	1.69%	1.70%	1.65%	1.61%	1.68%
Net expenses[b]	1.64%	1.67%	1.65%	1.61%	1.68%
Portfolio turnover rate	159%	466%	471%	551%	344%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
597 | PROSPECTUS

Financial Highlights

Transportation Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$60.86	$55.68	$74.70	$84.28	$37.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.21	.19	.04	(.20 )
Net gain (loss) on investments (realized and unrealized)	(6.39)	5.06	(14.50)	.07	47.09
Total from investment operations	(6.18)	5.27	(14.31)	.11	46.89
Less distributions from:
Net investment income	(.29 )	(.09 )	—	—	—
Net realized gains	(.49 )	—	(4.71)	(9.69)	—
Total distributions	(.78 )	(.09 )	(4.71)	(9.69)	—
Net asset value, end of period	$53.90	$60.86	$55.68	$74.70	$84.28

Total Return	(10.36% )	9.49%	(18.40% )	(0.71% )	125.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,846	$6,400	$7,367	$10,814	$65,281
Ratios to average net assets:
Net investment income (loss)	0.36%	0.36%	0.32%	0.05%	(0.29% )
Total expenses	1.44%	1.43%	1.39%	1.35%	1.41%
Net expenses[b]	1.39%	1.40%	1.39%	1.35%	1.41%
Portfolio turnover rate	100%	207%	185%	162%	205%
PROSPECTUS | 598

Financial Highlights (continued)

Transportation Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$50.92	$46.71	$63.86	$73.53	$32.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.08	.03	(.25 )	(.32 )
Net gain (loss) on investments (realized and unrealized)	(5.32)	4.22	(12.47)	.27	41.15
Total from investment operations	(5.27)	4.30	(12.44)	.02	40.83
Less distributions from:
Net investment income	(.29 )	(.09 )	—	—	—
Net realized gains	(.49 )	—	(4.71)	(9.69)	—
Total distributions	(.78 )	(.09 )	(4.71)	(9.69)
Net asset value, end of period	$44.87	$50.92	$46.71	$63.86	$73.53

Total Return	(10.60% )	9.24%	(18.60% )	(0.94% )	124.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$275	$375	$506	$600	$1,169
Ratios to average net assets:
Net investment income (loss)	0.10%	0.17%	0.07%	(0.35% )	(0.56% )
Total expenses	1.69%	1.68%	1.64%	1.61%	1.68%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.68%
Portfolio turnover rate	100%	207%	185%	162%	205%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
599 | PROSPECTUS

Financial Highlights

Utilities Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$49.12	$50.77	$54.36	$47.92	$41.80
Income (loss) from investment operations:
Net investment income (loss)[a]	1.01	.91	.69	.77	.76
Net gain (loss) on investments (realized and unrealized)	9.66	(1.07)	(3.86)	7.02	6.37
Total from investment operations	10.67	(.16 )	(3.17)	7.79	7.13
Less distributions from:
Net investment income	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Total distributions	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Net asset value, end of period	$59.41	$49.12	$50.77	$54.36	$47.92

Total Return	21.74%	(0.14% )	(5.84% )	16.53%	17.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,837	$8,148	$11,671	$52,202	$21,099
Ratios to average net assets:
Net investment income (loss)	1.79%	1.90%	1.30%	1.55%	1.68%
Total expenses	1.44%	1.43%	1.39%	1.36%	1.45%
Net expense[b]	1.39%	1.40%	1.39%	1.36%	1.45%
Portfolio turnover rate	475%	163%	293%	175%	156%
PROSPECTUS | 600

Financial Highlights (continued)

Utilities Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$42.33	$44.08	$47.38	$42.04	$36.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.67	.52	.63	.42
Net gain (loss) on investments (realized and unrealized)	8.35	(.93 )	(3.40)	6.06	5.77
Total from investment operations	9.06	(.26 )	(2.88)	6.69	6.19
Less distributions from:
Net investment income	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Total distributions	(.38 )	(1.49)	(.42 )	(1.35)	(1.01)
Net asset value, end of period	$51.01	$42.33	$44.08	$47.38	$42.04

Total Return	21.42%	(0.39% )	(6.09% )	16.23%	16.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$916	$658	$1,713	$2,148	$719
Ratios to average net assets:
Net investment income (loss)	1.49%	1.61%	1.14%	1.45%	1.08%
Total expenses	1.69%	1.68%	1.64%	1.61%	1.72%
Net expenses[b]	1.64%	1.65%	1.64%	1.61%	1.72%
Portfolio turnover rate	475%	163%	293%	175%	156%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
601 | PROSPECTUS

Financial Highlights
Europe 1.25x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$119.37	$105.14	$100.11	$93.56	$68.79
Income (loss) from investment operations:
Net investment income (loss)[a]	2.93	3.64	1.01	(.93 )	(.74 )
Net gain (loss) on investments (realized and unrealized)	.90 [d]	11.34	4.02 [d]	7.48 [d]	30.06
Total from investment operations	3.83	14.98	5.03	6.55	29.32
Less distributions from:
Net investment income	(11.97)	(.75 )	—	—	(4.55)
Total distributions	(11.97)	(.75 )	—	—	(4.55)
Net asset value, end of period	$111.23	$119.37	$105.14	$100.11	$93.56

Total Return	4.08%	14.32%	5.01%	7.00%	42.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,461	$1,735	$13,479	$4,182	$1,410
Ratios to average net assets:
Net investment income (loss)	2.49%	3.37%	1.08%	(0.90% )	(0.88% )
Total expenses[b]	1.77%	1.76%	1.77%	1.71%	1.77%
Net expenses[c]	1.59%	1.69%	1.73%	1.69%	1.74%
Portfolio turnover rate	4,585%	1,595%	231%	517%	534%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain (loss) on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 602

Financial Highlights

Japan 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$160.43	$118.13	$143.98	$202.65	$95.70
Income (loss) from investment operations:
Net investment income (loss)[a]	4.83	4.48	1.64	(2.25)	(2.07)
Net gain (loss) on investments (realized and unrealized)	(45.75)	45.28	(27.49)	(56.42)	110.08
Total from investment operations	(40.92)	49.76	(25.85)	(58.67)	108.01
Less distributions from:
Net investment income	(5.58)	(7.46)	—	—	(1.06)
Total distributions	(5.58)	(7.46)	—	—	(1.06)
Net asset value, end of period	$113.93	$160.43	$118.13	$143.98	$202.65

Total Return	(26.07% )	44.34%	(17.95% )	(28.95% )	112.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$614	$2,338	$7,347	$1,049	$1,560
Ratios to average net assets:
Net investment income (loss)	3.53%	3.54%	1.48%	(1.22% )	(1.27% )
Total expenses[b]	1.58%	1.58%	1.54%	1.51%	1.58%
Net expenses[c]	1.53%	1.56%	1.53%	1.49%	1.56%
Portfolio turnover rate	—	—	—	—	15%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
603 | PROSPECTUS

Financial Highlights

Emerging Markets 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$56.16	$54.34	$68.26	$116.30	$44.29
Income (loss) from investment operations:
Net investment income (loss)[a]	1.34	1.32	1.20	.01	(1.28)
Net gain (loss) on investments (realized and unrealized)	10.18 [c]	1.71	(15.12)	(48.05)	73.29
Total from investment operations	11.52	3.03	(13.92)	(48.04)	72.01
Less distributions from:
Net investment income	(2.25)	(1.21)	—	—	—
Total distributions	(2.25)	(1.21)	—	—	—
Net asset value, end of period	$65.43	$56.16	$54.34	$68.26	$116.30

Total Return	20.75%	5.78%	(20.41% )	(41.31% )	162.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,194	$2,686	$2,597	$2,810	$6,808
Ratios to average net assets:
Net investment income (loss)	2.16%	2.53%	2.35%	0.01%	(1.29% )
Total expenses	1.90%	1.93%	1.82%	1.75%	1.81%
Net expenses[b]	1.80%	1.85%	1.76%	1.75%	1.81%
Portfolio turnover rate	925%	905%	416%	266%	632%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 604

Financial Highlights

Inverse Emerging Markets 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025[c]	Year Ended March 31, 2024[c]	Year Ended March 31, 2023[c]	Year Ended March 31, 2022[c]	Year Ended March 31, 2021[c]
Per Share Data
Net asset value, beginning of period	$221.54	$269.12	$303.40	$250.77	$927.73
Income (loss) from investment operations:
Net investment income (loss)[a]	5.60	8.60	2.20	(4.60)	(8.40)
Net gain (loss) on investments (realized and unrealized)	(70.73)	(48.78)	(36.48)	57.23	(668.56)
Total from investment operations	(65.13)	(40.18)	(34.28)	52.63	(676.96)
Less distributions from:
Net investment income	(9.45)	(7.40)	—	—	—
Total distributions	(9.45)	(7.40)	—	—	—
Net asset value, end of period	$146.96	$221.54	$269.12	$303.40	$250.77

Total Return	(29.89% )	(15.24% )	(11.27% )	20.97%	(72.97% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131	$299	$465	$1,265	$400
Ratios to average net assets:
Net investment income (loss)	3.31%	3.61%	0.66%	(1.70% )	(1.85% )
Total expenses	1.82%	1.83%	2.01%	1.75%	1.89%
Net expenses[b]	1.72%	1.75%	1.97%	1.75%	1.89%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
Reverse share split — Per share amounts have been restated to reflect a 1:20 reverse share split effective February 24, 2025. See Note 11 in the Notes to Financial Statements.
605 | PROSPECTUS

Financial Highlights

Strengthening Dollar 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$62.55	$57.86	$52.44	$48.29	$55.12
Income (loss) from investment operations:
Net investment income (loss)[a]	1.90	2.07	.67	(.66 )	(.70 )
Net gain (loss) on investments (realized and unrealized)	1.08 [d]	3.89 [d]	4.75 [d]	4.81	(5.85)
Total from investment operations	2.98	5.96	5.42	4.15	(6.55)
Less distributions from:
Net investment income	(2.34)	(1.27)	—	—	(.28 )
Total distributions	(2.34)	(1.27)	—	—	(.28 )
Net asset value, end of period	$63.19	$62.55	$57.86	$52.44	$48.29

Total Return	4.61%	10.35%	10.34%	8.59%	(11.86% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,764	$2,004	$6,596	$4,190	$2,437
Ratios to average net assets:
Net investment income (loss)	2.92%	3.46%	1.08%	(1.36% )	(1.36% )
Total expenses[b]	2.01%	1.90%	1.81%	1.89%	1.94%
Net expenses[c]	1.91%	1.83%	1.77%	1.85%	1.90%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 606

Financial Highlights

Weakening Dollar 2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$138.35	$146.60	$166.11	$190.78	$173.29
Income (loss) from investment operations:
Net investment income (loss)[a]	4.20	5.04	1.65	(2.19)	(2.79)
Net gain (loss) on investments (realized and unrealized)	(4.81)	(11.82)	(21.16)	(22.48)	20.64
Total from investment operations	(.61 )	(6.78)	(19.51)	(24.67)	17.85
Less distributions from:
Net investment income	(5.54)	(1.47)	—	—	(.36 )
Total distributions	(5.54)	(1.47)	—	—	(.36 )
Net asset value, end of period	$132.20	$138.35	$146.60	$166.11	$190.78

Total Return	(0.24% )	(4.64% )	(11.74% )	(12.93% )	10.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$936	$737	$1,363	$1,005	$1,063
Ratios to average net assets:
Net investment income (loss)	3.07%	3.50%	1.18%	(1.17% )	(1.47% )
Total expenses[b]	2.01%	1.89%	1.74%	1.90%	1.88%
Net expenses[c]	1.91%	1.81%	1.69%	1.84%	1.86%
Portfolio turnover rate	—	—	—	—	48%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Reverse share split — Per share amounts have been restated to reflect a 1:3 reverse share split effective February 24, 2025.
607 | PROSPECTUS

Financial Highlights

Government Long Bond 1.2x Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$114.30	$133.97	$184.71	$189.64	$370.56
Income (loss) from investment operations:
Net investment income (loss)[a]	3.90	4.00	3.20	1.95	1.25
Net gain (loss) on investments (realized and unrealized)	(7.24)	(19.67)	(50.54)	(4.98)	(72.97)
Total from investment operations	(3.34)	(15.67)	(47.34)	(3.03)	(71.72)
Less distributions from:
Net investment income	(3.92)	(4.00)	(3.40)	(1.90)	(1.25)
Net realized gains	—	—	—	—	(107.95)
Total distributions	(3.92)	(4.00)	(3.40)	(1.90)	(109.20)
Net asset value, end of period	$107.04	$114.30	$133.97	$184.71	$189.64

Total Return	(2.94% )	(11.71% )	(25.66% )	(1.71% )	(24.72% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,609	$14,403	$17,260	$11,904	$69,360
Ratios to average net assets:
Net investment income (loss)	3.54%	3.42%	2.15%	0.95%	0.40%
Total expenses[b]	1.05%	1.05%	1.01%	0.96%	1.07%
Net expenses[c]	1.00%	1.00%	0.99%	0.95%	1.05%
Portfolio turnover rate	1,616%	1,573%	2,562%	2,153%	1,938%
PROSPECTUS | 608

Financial Highlights (continued)

Government Long Bond 1.2x Strategy Fund

Class H	Year Ended March 31, 2025[d]	Year Ended March 31, 2024[d]	Year Ended March 31, 2023[d]	Year Ended March 31, 2022[d]	Year Ended March 31, 2021[d]
Per Share Data
Net asset value, beginning of period	$115.69	$135.49	$186.86	$191.89	$373.77
Income (loss) from investment operations:
Net investment income (loss)[a]	3.64	3.65	3.00	1.40	.65
Net gain (loss) on investments (realized and unrealized)	(7.29)	(19.70)	(51.32)	(5.03)	(74.13)
Total from investment operations	(3.65)	(16.05)	(48.32)	(3.63)	(73.48)
Less distributions from:
Net investment income	(3.67)	(3.75)	(3.05)	(1.40)	(.45 )
Net realized gains	—	—	—	—	(107.95)
Total distributions	(3.67)	(3.75)	(3.05)	(1.40)	(108.40)
Net asset value, end of period	$108.37	$115.69	$135.49	$186.86	$191.89

Total Return	(3.18% )	(11.87% )	(25.87% )	(1.95% )	(24.98% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,617	$977	$24,223	$49,287	$85,087
Ratios to average net assets:
Net investment income (loss)	3.31%	2.87%	2.05%	0.69%	0.23%
Total expenses[b]	1.31%	1.28%	1.25%	1.21%	1.29%
Net expenses[c]	1.25%	1.26%	1.24%	1.19%	1.28%
Portfolio turnover rate	1,616%	1,573%	2,562%	2,153%	1,938%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Reverse share split — Per share amounts have been restated to reflect a 1:5 reverse share split effective February 24, 2025.
609 | PROSPECTUS

Financial Highlights

Inverse Government Long Bond Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Investor Class	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$192.41	$166.83	$133.30	$139.52	$114.58
Income (loss) from investment operations:
Net investment income (loss)[a]	7.65	8.64	(.15 )	(3.89)	(1.30)
Net gain (loss) on investments (realized and unrealized)	7.22	19.22	33.68	(2.33)	26.68
Total from investment operations	14.87	27.86	33.53	(6.22)	25.38
Less distributions from:
Net investment income	(15.29)	(2.28)	—	—	(.44 )
Total distributions	(15.29)	(2.28)	—	—	(.44 )
Net asset value, end of period	$191.99	$192.41	$166.83	$133.30	$139.52

Total Return	7.82%	16.72%	25.15%	(4.46% )	22.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,169	$13,105	$29,663	$78,436	$36,863
Ratios to average net assets:
Net investment income (loss)	3.87%	4.62%	(0.09% )	(3.02% )	(2.46% )
Total expenses[b]	5.10%	4.75%	4.32%	3.31%	2.75%
Net expenses[c,d]	4.95%	4.63%	4.28%	3.29%	2.73%
Portfolio turnover rate	643%	662%	1,076%	2,058%	2,159%
PROSPECTUS | 610

Financial Highlights (continued)

Inverse Government Long Bond Strategy Fund

Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$182.92	$159.09	$127.42	$133.70	$109.85
Income (loss) from investment operations:
Net investment income (loss)[a]	6.80	7.67	(.55 )	(3.95)	(.98 )
Net gain (loss) on investments (realized and unrealized)	6.86	18.44	32.22	(2.33)	25.27
Total from investment operations	13.66	26.11	31.67	(6.28)	24.29
Less distributions from:
Net investment income	(15.29)	(2.28)	—	—	(.44 )
Total distributions	(15.29)	(2.28)	—	—	(.44 )
Net asset value, end of period	$181.29	$182.92	$159.09	$127.42	$133.70

Total Return	7.56%	16.43%	24.85%	(4.70% )	22.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,146	$2,769	$14,072	$11,922	$7,472
Ratios to average net assets:
Net investment income (loss)	3.64%	4.37%	(0.36% )	(3.20% )	(2.62% )
Total expenses[b]	5.34%	4.99%	4.55%	3.49%	2.94%
Net expenses[c,d]	5.19%	4.88%	4.51%	3.47%	2.92%
Portfolio turnover rate	643%	662%	1,076%	2,058%	2,159%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:
	03/31/25	03/31/24	03/31/23	03/31/22	03/31/21
Investor Class	1.33%	1.37%	1.40%	1.39%	1.47%
Class H	1.59%	1.62%	1.65%	1.64%	1.73%
611 | PROSPECTUS

Financial Highlights

High Yield Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$121.22	$114.41	$117.03	$122.51	$108.54
Income (loss) from investment operations:
Net investment income (loss)[a]	3.95	3.98	1.61	(1.41)	(.47 )
Net gain (loss) on investments (realized and unrealized)	3.84	7.64	(3.87)	(4.07)	14.44 [d]
Total from investment operations	7.79	11.62	(2.26)	(5.48)	13.97
Less distributions from:
Net investment income	(8.70)	(4.81)	(.36 )	—	—
Total distributions	(8.70)	(4.81)	(.36 )	—	—
Net asset value, end of period	$120.31	$121.22	$114.41	$117.03	$122.51

Total Return	6.41%	10.32%	(1.88% )	(4.47% )	12.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,870	$32,837	$14,924	$16,947	$19,835
Ratios to average net assets:
Net investment income (loss)	3.20%	3.41%	1.45%	(1.14% )	(1.23% )
Total expenses[b]	1.59%	1.58%	1.55%	1.51%	1.61%
Net expenses[c]	1.53%	1.54%	1.53%	1.49%	1.59%
Portfolio turnover rate	—	—	—	40%	134%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 612

Financial Highlights

Inverse High Yield Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$49.75	$51.12	$50.44	$50.99	$63.45
Income (loss) from investment operations:
Net investment income (loss)[a]	1.72	1.75	.47	(.68 )	(.74 )
Net gain (loss) on investments (realized and unrealized)	(1.52)	(3.12)	.21 [d]	1.27	(7.85)
Total from investment operations	.20	(1.37)	.68	.59	(8.59)
Less distributions from:
Net investment income	—	—	—	(1.14)	(3.87)
Total distributions	—	—	—	(1.14)	(3.87)
Net asset value, end of period	$49.95	$49.75	$51.12	$50.44	$50.99

Total Return	0.40%	(2.68% )	1.35%	1.27%	(13.58% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,542	$6,109	$17,927	$6,706	$3,719
Ratios to average net assets:
Net investment income (loss)	3.44%	3.39%	0.88%	(1.35% )	(1.26% )
Total expenses[b]	1.56%	1.58%	1.54%	1.52%	1.62%
Net expenses[c]	1.50%	1.55%	1.53%	1.51%	1.60%
Portfolio turnover rate	—	—	—	344%	438%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.
613 | PROSPECTUS

Financial Highlights

Emerging Markets Bond Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended March 31, 2025[c]	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$57.36	$58.30	$62.03	$69.64	$63.50
Income (loss) from investment operations:
Net investment income (loss)[a]	1.67	1.65	.40	(1.07)	(1.14)
Net gain (loss) on investments (realized and unrealized)	.78	3.19	(4.13)	(6.54)	8.12
Total from investment operations	2.45	4.84	(3.73)	(7.61)	6.98
Less distributions from:
Net investment income	(3.98)	(5.78)	—	—	(.84 )
Total distributions	(3.98)	(5.78)	—	—	(.84 )
Capital contribution from administrator	.02	—	—	—	—
Net asset value, end of period	$55.85	$57.36	$58.30	$62.03	$69.64

Total Return	4.39%	8.62%	(6.01% )	(10.93% )	10.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$343	$518	$389	$494	$343
Ratios to average net assets:
Net investment income (loss)	2.93%	2.85%	0.70%	(1.52% )	(1.61% )
Total expenses	1.65%	1.64%	1.61%	1.56%	1.65%
Net expenses[b]	1.60%	1.62%	1.61%	1.56%	1.65%
Portfolio turnover rate	—	—	—	—	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
c
On May 17, 2024, the Fund’s administrator made a capital contribution to the Fund’s Class H shares, relating to an operational issue. The impact of the capital contribution to the total return for the year ended March 31, 2025 was 0.04% for Class H.
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Financial Highlights

U.S. Government Money Market Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.04	.02	— [c]	— [c]
Net gain (loss) on investments (realized and unrealized)	— [c]	— [c]	— [c]	— [c]	— [c]
Total from investment operations	.04	.04	.02	— [c]	— [c]
Less distributions from:
Net investment income	(.04 )	(.04 )	(.02 )	—	—
Net realized gains	— [c]	— [c]	—	—	—
Total distributions	(.04 )	(.04 )	(.02 )	—	—
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.98%	4.33%	1.86%	0.00% [d]	0.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,420	$275,650	$311,699	$356,201	$348,971
Ratios to average net assets:
Net investment income (loss)	3.91%	4.26%	1.81%	(0.04% )	0.00% [d]
Total expenses	1.05%	1.05%	0.99%	0.95%	1.04%
Net expenses[b]	1.05%	1.05%	0.86%	0.12%	0.16%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Net expense information reflects the expense ratio after expense waivers and reimbursements, as applicable.
c
Less than $0.01 per share.
d
Less than 0.01%.
615 | PROSPECTUS

Index Publishers Information

Frank Russell Company
The Inverse Russell 2000® Strategy Fund, Russell 2000® Fund and Russell 2000® 1.5x Strategy Fund (the “Guggenheim Russell Funds”) are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company (“Russell”). Russell is not responsible for and has not reviewed the Guggenheim Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the “Russell Index”) which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Guggenheim Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.
Russell’s publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.
Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.
Russell® is a trademark of the Frank Russell Company.
ICE Futures U.S., Inc.
The Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Products”) are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures”). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index® to track market performance of either Product. ICE Futures’ only relationship to Guggenheim Investments (“Licensee”) is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.
ICE Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein. ICE Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. ICE Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or any data included therein. Without limiting any of the foregoing, in no event shall ICE Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
NASDAQ OMX Group, Inc.
The Inverse NASDAQ-100® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund and NASDAQ-100® Fund (the “Guggenheim NASDAQ Funds”) are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”).The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Guggenheim NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Guggenheim NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to
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track general stock market performance. The Corporations’ only relationship to Guggenheim Investments (“Licensee”) is in the licensing of the NASDAQ®, NASDAQ-100®, and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Guggenheim NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Guggenheim NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Guggenheim NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Guggenheim NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Guggenheim NASDAQ Funds.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ-100 Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Guggenheim NASDAQ Funds, or any other person or entity from the use of the NASDAQ-100 Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ-100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of such damages.
Nikkei Inc.
Nikkei Inc. (the “Index Publisher”) does not sponsor, endorse, sell or promote any Guggenheim Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:
•
The advisability of investing in index funds;
•
The ability of any index to track stock market performance;
•
The accuracy and/or the completeness of the aforementioned index or any data included therein;
•
The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and
•
The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.
Further, the Index Publisher does not:
•
Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;
•
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;
•
Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;
•
Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;
•
Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;
•
Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.
S&P Dow Jones Indices LLC
The “Dow Jones Industrial Average” and “S&P Emerging 50 ADR Index” are products of S&P Dow Jones Indices LLC (“SPDJI”) and have been licensed for use by Security Investors, LLC. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average® are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Security Investors, LLC.
The Dow Jones Industrial Average® Fund, Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund (the “Guggenheim S&P Dow Jones Funds”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Guggenheim S&P Dow Jones Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim S&P
617 | PROSPECTUS

Dow Jones Funds particularly or the ability of the Dow Jones Industrial Average or S&P Emerging 50 ADR Index to track general market performance. S&P Dow Jones Indices’ only relationship to Security Investors, LLC, with respect to the Dow Jones Industrial Average and S&P Emerging 50 ADR Index, is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average and S&P Emerging 50 ADR Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Security Investors, LLC or the Guggenheim S&P Dow Jones Funds. S&P Dow Jones Indices has no obligation to take the needs of Security Investors, LLC or the owners of the Guggenheim S&P Dow Jones Funds into consideration in determining, composing or calculating the Dow Jones Industrial Average or S&P Emerging 50 ADR Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Guggenheim S&P Dow Jones Funds or the timing of the issuance or sale of the Guggenheim S&P Dow Jones Funds or in the determination or calculation of the equation by which the Guggenheim S&P Dow Jones Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Guggenheim S&P Dow Jones Funds. There is no assurance that investment products based on the Dow Jones Industrial Average or S&P Emerging 50 ADR Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc., a shareholder of S&P Dow Jones Indices, and its affiliates may independently issue and/or sponsor financial products unrelated to the Guggenheim S&P Dow Jones Funds currently being issued by Security Investors, LLC, but which may be similar to and competitive with the Guggenheim S&P Dow Jones Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average and S&P Emerging 50 ADR Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR S&P EMERGING 50 ADR INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SECURITY INVESTORS, LLC, OWNERS OF THE GUGGENHEIM S&P DOW JONES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR S&P EMERGING 50 ADR INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SECURITY INVESTORS, LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Standard & Poor’s
The Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Nova Fund, S&P 500® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund (the “Guggenheim S&P Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation, condition, warranty, express or implied, to the owners of the Guggenheim S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, and S&P SmallCap 600 Pure Value Index (the “S&P Indices”) to track general stock market performance or provide a basis for superior investment performance. S&P’s only relationship to Guggenheim Investments (the “Licensee”) is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Guggenheim S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Guggenheim S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the
PROSPECTUS | 618

determination of the prices and amount of the Guggenheim S&P Funds or the timing of the issuance or sale of the Guggenheim S&P Funds or in the determination or calculation of the equation by which the Guggenheim S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Guggenheim S&P Funds.
S&P does not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Guggenheim S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.
“Standard & Poor’s®,” S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “Standard & Poor’s MidCap 400®,” “S&P MidCap 400®,” “Standard & Poor’s SmallCap,” “S&P SmallCap 600®,” “S&P 500 Pure Value,” “S&P 500 Pure Growth,” “S&P MidCap 400 Pure Value,” “S&P MidCap 400 Pure Growth,” “S&P SmallCap 600 Pure Value,” and “S&P SmallCap 600 Pure Growth” are trademarks of The McGraw-Hill Companies, Inc.
STOXX Ltd.
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers have no relationship to Guggenheim Investments other than the licensing of the STOXX Europe 50® Index (hereinafter “Index”) and the related trademarks for use in connection with the Europe 1.25x Strategy Fund (hereinafter the “Product”).
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers do not:
•
sponsor, endorse, sell or promote the Product or recommend that any person invest in the Product or any other securities.
•
have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Product.
•
have any responsibility or liability for the administration, management or marketing of the Product.
•
Consider the needs of the Product or the owners of the Product in determining, composing or calculating the Index or have any obligation to do so.
STOXX Ltd. and Qontigo Index GmbH respectively as the licensor and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Product or its performance.
Specifically,
•
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•
the results to be obtained by the Product, the owner of the Product or any other person in connection with the use of the Index and the data included in the Index;
•
the accuracy or completeness of the Index and its data;
•
the merchantability and the fitness for a particular purpose or use of the Index and its data;
•
the performance of the Product generally.
•
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the Index or its data;
•
Under no circumstances will STOXX Ltd., Qontigo Index GmbH or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the Index or its data or generally in relation to the Product even in circumstances where STOXX Ltd., Qontigo Index GmbH or their licensors, research partners or data providers are aware that such loss or damage may occur.
STOXX Ltd. and Qontigo Index GmbH do not assume any contractual relationship with the purchasers of the Product or any other third parties. The licensing agreement between Guggenheim Investments and the respective licensors solely for their benefit and not for the benefit of the owners of the Product or any other third parties.
619 | PROSPECTUS

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:

Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded, without charge, from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
The information contained in or otherwise accessible through the Guggenheim Investments website does not form part of, and is not incorporated by reference into, this Prospectus.
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Annual/Semi-Annual Reports and Form N-CSR
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. The Funds' annual and semi-annual reports and other information, such as Fund financial statements, are available, without charge, upon request by calling the Funds' toll-free telephone number 800.820.0888 or by visiting http://www.guggenheiminvestments.com. In the Funds' annual reports, among other things, you will find a brief summary of key factors that materially affected the Funds' performance during the reporting period, including the relevant market conditions and investment strategies and techniques used by the Advisor. In Form N-CSR, you will find, among other things, the Funds' annual and semi-annual financial statements.
Statement of Additional Information
The SAI, which includes additional information about the Funds, is available, without charge, upon request by calling the Funds' toll-free telephone number 800.820.0888 or by visiting http://www.guggenheiminvestments.com. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds' toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference and thus is deemed to be legally part of this Prospectus.
The Trust’s Investment Company Act file number is listed below.
Rydex Series Funds: 811-07584
No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.
PROSPECTUS | 620

Appendix A – Additional Index Information

The following index descriptions are summaries based on publicly available information regarding the respective index.  The Funds and Guggenheim Investments have not verified such publicly available information and disclaim responsibility for their accuracy and completeness.
The Bloomberg Emerging Markets USD Aggregate Bond Index is a flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund (IMF) country classifications.
The Bloomberg U.S. Aggregate Bond Index is a broad-based market index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.
The Bloomberg U.S. Treasury Bellwethers 30 Yr. Index tracks the performance and attributes of on-the-run (most recently auctioned) U.S. Treasuries that reflect the most recently issued 30-year securities.
The Dow Jones Industrial Average® (The Dow®) is a price-weighted index of 30 U.S. blue-chip companies that covers all industries except transportation and utilities.
The ICE BofA BBB & Lower Sovereign USD External Debt Index tracks the performance of U.S. dollar denominated emerging market and cross-over sovereign debt publicly issued in the eurobond or U.S. domestic market. Index constituents are market capitalization weighted.
The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large-, mid- and small-cap segments of the U.S. market. With 117 constituents, it represents about 99% of the U.S. REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status.
The MSCI World ex USA Index is a broad-based market index that captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. The DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. With 806 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The NASDAQ-100 Index® is a modified capitalization-weighted index designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
The Nikkei-225 Stock Average Index is a price-weighted equity index that consists of 225 stocks in the Prime Market of the Tokyo Stock Exchange. The Index is used around the globe as the premier index of Japanese stocks.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is a subset of the Russell 3000® Index which is designed to represent approximately 98% of the investable U.S. equity market.
PROSPECTUS | A-1

The S&P 500® Index is a broad-based index that includes 500 leading companies and covers approximately 80% of available market capitalization. The Index is widely regarded as the best single gauge of large-cap U.S. equities.
The S&P 500® Consumer Discretionary Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Consumer Discretionary Sector. The manufacturing segment of the GICS® Consumer discretionary sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.
The S&P 500® Consumer Staples Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Consumer Staples Sector. The GICS® Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers.
The S&P 500® Energy Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Energy Sector. The GICS® Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services.
The S&P 500® Financials Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Financials Sector. The GICS® Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance.
The S&P 500® Health Care Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Health Care Sector. The GICS® Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.
The S&P 500® Industrials Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Industrials Sector. The GICS® Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services.
The S&P 500® Information Technology Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Information Technology Sector. The GICS® Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.
The S&P 500® Materials Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Materials Sector. The GICS® Materials Sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.
The S&P 500® Telecommunication Services Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Communication Services Sector and Information Technology Sector. The GICS® Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The GICS Information Technology Sector includes
A-2 | PROSPECTUS

companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.
The S&P 500® Utilities Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Utilities Sector. The GICS® Utilities Sector includes utility companies such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources.
The S&P 500® Pure Growth Index is a style-concentrated index designed to track the performance of stocks included in the S&P 500® Index that exhibit the strongest growth characteristics by using a style-attractiveness-weighting scheme. The S&P 500® Index a broad-based index that includes 500 leading companies and covers approximately 80% of available market capitalization. The Index is widely regarded as the best single gauge of large-cap U.S. equities.
The S&P 500® Pure Value Index is a style-concentrated index designed to track the performance of stocks included in the S&P 500® Index that exhibit the strongest value characteristics by using a style-attractiveness-weighting scheme. The S&P 500® Index a broad-based index that includes 500 leading companies and covers approximately 80% of available market capitalization. The Index is widely regarded as the best single gauge of large-cap U.S. equities.
The S&P Emerging 50 ADR Index seeks to track all American depositary receipts trading on the NYSE, NYSE American, and NASDAQ that represent shares in the largest 50 companies from emerging markets.
The S&P MidCap 400® Index is an index designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. The Index provides investors with a benchmark for mid-sized companies.
The S&P MidCap 400® Pure Growth Index includes only those components of the S&P MidCap 400® Index that exhibit strong growth characteristics (measured using sales growth, the ratio of earnings change to price, and momentum), and weights them by growth score. The S&P MidCap 400® Index is an index designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. The Index provides investors with a benchmark for mid-sized companies.
The S&P MidCap 400® Pure Value Index includes only those components of the S&P MidCap 400® Index that exhibit strong value characteristics (measured using the ratios of book value, earnings, and sales to price), and weights them by value score. The S&P MidCap 400® Index is an index designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. The Index provides investors with a benchmark for mid-sized companies.
The S&P SmallCap 600® Pure Growth Index includes only those components of the S&P SmallCap 600® Index that exhibit strong growth characteristics (measured using sales growth, the ratio of earnings change to price, and momentum), and weights them by growth score. The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.
The S&P SmallCap 600® Pure Value Index includes only those components of the S&P SmallCap 600® Index that exhibit strong value characteristics (measured using the ratios of book value, earnings, and sales to price), and weights them by value score. The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.
The STOXX Europe 50® Index is Europe’s leading Blue-chip index and provides a representation of super-sector leaders in Europe. The Index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The U.S. Dollar Index® measures the performance of the U.S. dollar against a basket of foreign currencies that include the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.
PROSPECTUS | A-3

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800.820.0888
guggenheiminvestments.com
SERIAH-1-0825x0826

STATEMENT OF ADDITIONAL INFORMATION
RYDEX SERIES FUNDS
702 KING FARM BOULEVARD, SUITE 200
ROCKVILLE, MARYLAND 20850
800.820.0888 301.296.5100
WWW.GUGGENHEIMINVESTMENTS.COM
This Statement of Additional Information (the “SAI”) relates to each share class of the following portfolios (each, a “Fund” and collectively, the “Funds”) of Rydex Series Funds (the “Trust”):
	Investor Class	Class A	Class C	Class H	U.S. Government Money Market Fund Shares
Rydex Domestic Equity – Broad Market Funds
Inverse Mid-Cap Strategy Fund	--	RYAGX	RYCLX	RYMHX	--
Inverse NASDAQ-100® Strategy Fund	RYAIX	RYAPX	RYACX	RYALX	--
Inverse Russell 2000® Strategy Fund	--	RYAFX	RYCQX	RYSHX	--
Inverse S&P 500® Strategy Fund	RYURX	RYARX	RYUCX	RYUHX	--
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	--	RMQAX	RMQCX	RMQHX	--
Mid-Cap 1.5x Strategy Fund	--	RYAHX	RYDCX	RYMDX	--
Nova Fund	RYNVX	RYANX	RYNCX	RYNHX	--
NASDAQ-100® Fund	RYOCX	RYATX	RYCOX	RYHOX	--
Russell 2000® Fund	--	RYRRX	RYROX	RYRHX	--
Russell 2000® 1.5x Strategy Fund	--	RYAKX	RYCMX	RYMKX	--
S&P 500® Fund	--	RYSOX	RYSYX	RYSPX	--
Dow Jones Industrial Average® Fund	--	RYDAX	RYDKX	RYDHX	--
Rydex Domestic Equity - Pure Style Funds
S&P 500® Pure Growth Fund	--	RYLGX	RYGRX	RYAWX	--
S&P 500® Pure Value Fund	--	RYLVX	RYVVX	RYZAX	--
S&P MidCap 400® Pure Growth Fund	--	RYMGX	RYCKX	RYBHX	--
S&P MidCap 400® Pure Value Fund	--	RYMVX	RYMMX	RYAVX	--
S&P SmallCap 600® Pure Growth Fund	--	RYSGX	RYWCX	RYWAX	--
S&P SmallCap 600® Pure Value Fund	--	RYSVX	RYYCX	RYAZX	--
Rydex Sector Funds
Banking Fund	RYKIX	RYBKX	RYKCX	RYKAX	--
Basic Materials Fund	RYBIX	RYBMX	RYBCX	RYBAX	--
Biotechnology Fund	RYOIX	RYBOX	RYCFX	RYOAX	--
Consumer Products Fund	RYCIX	RYPDX	RYCPX	RYCAX	--
Electronics Fund	RYSIX	RYELX	RYSCX	RYSAX	--
Energy Fund	RYEIX	RYENX	RYECX	RYEAX	--
Energy Services Fund	RYVIX	RYESX	RYVCX	RYVAX	--
Financial Services Fund	RYFIX	RYFNX	RYFCX	RYFAX	--
Health Care Fund	RYHIX	RYHEX	RYHCX	RYHAX	--
Internet Fund	RYIIX	RYINX	RYICX	RYIAX	--
Leisure Fund	RYLIX	RYLSX	RYLCX	RYLAX	--
Precious Metals Fund	RYPMX	RYMNX	RYZCX	RYMPX	--
Real Estate Fund	--	RYREX	RYCRX	RYHRX	--
Retailing Fund	RYRIX	RYRTX	RYRCX	RYRAX	--
Technology Fund	RYTIX	RYTHX	RYCHX	RYTAX	--
Telecommunications Fund	RYMIX	RYTLX	RYCSX	RYMAX	--
Transportation Fund	RYPIX	RYTSX	RYCNX	RYPAX	--
Utilities Fund	RYUIX	RYUTX	RYCUX	RYAUX	--

	Investor Class	Class A	Class C	Class H	U.S. Government Money Market Fund Shares
Rydex International Equity Funds
Europe 1.25x Strategy Fund	--	RYAEX	RYCEX	RYEUX	--
Japan 2x Strategy Fund	--	RYJSX	RYJTX	RYJHX	--
Emerging Markets 2x Strategy Fund	--	RYWTX	RYWUX	RYWVX	--
Inverse Emerging Markets 2x Strategy Fund	--	RYWWX	RYWZX	RYWYX	--
Rydex Specialty Funds
Strengthening Dollar 2x Strategy Fund	--	RYSDX	RYSJX	RYSBX	--
Weakening Dollar 2x Strategy Fund	--	RYWDX	RYWJX	RYWBX	--
Rydex Fixed Income Funds
Government Long Bond 1.2x Strategy Fund	RYGBX	RYABX	RYCGX	RYHBX	--
Inverse Government Long Bond Strategy Fund	RYJUX	RYAQX	RYJCX	RYHJX	--
High Yield Strategy Fund	--	RYHDX	RYHHX	RYHGX	--
Inverse High Yield Strategy Fund	--	RYILX	RYIYX	RYIHX	--
Emerging Markets Bond Strategy Fund	--	RYIEX	RYFTX	RYGTX	--
Rydex Money Market Fund
U.S. Government Money Market Fund	--	--	--	--	RYFXX
This SAI is not a prospectus. This SAI relates to the Funds’ Investor Class, Class H and Money Market Class Prospectus; Class A, Class C and Money Market Class Prospectus; and Summary Prospectuses dated August 1, 2025, as may be revised from time to time (each, a “Prospectus” and collectively, the “Prospectuses”), and should be read in conjunction with the Prospectuses. The audited financial statements for each Fund’s fiscal year ended March 31, 2025, and the related report of Ernst & Young LLP, independent registered public accounting firm, contained in the Funds’ N-CSR, are incorporated herein by reference and have been filed with the U.S. Securities and Exchange Commission (the “SEC”).
The Prospectuses (and the Funds’ annual and semi-annual reports and other information, such as the Funds’ financial statements) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling 301.296.5100 or 800.820.0888 or by visiting http://www.guggenheiminvestments.com/services/prospectuses-and-reports.
As described herein, the investment adviser to each Fund is Security Investors, LLC, principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017.
Capitalized terms not defined herein are defined in the Prospectuses.
The date of this SAI is August 1, 2025, as may be supplemented from time to time.
RFB-SAI-0825x0826

ii

General Information About the Trust

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and classes of shares may be created from time to time. All payments received by the Trust for shares of any fund belong to that fund. Each fund has its own assets and liabilities.
Each Fund is an open-end management investment company. Currently, the Trust offers fifty-one (51) separate funds that issue a combination of Investor Class, Class A, Class C, Class H, Class P, and/or Institutional Class shares. The U.S. Government Money Market Fund offers a single share class. The different classes provide for variations in sales charges, certain shareholder servicing and distribution expenses, and minimum initial investment requirements. In addition, an initial sales charge is imposed on the purchase of Class A shares, and a contingent deferred sales charge is imposed on the redemption of Class C shares. Sales charges and minimum investment requirements applicable to each class of shares are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see “Management of the Trust – The Distributor and the Distribution Agreement.”
The “Domestic Equity Funds”
Inverse Mid-Cap Strategy Fund	Nova Fund	S&P 500® Pure Growth Fund
Inverse NASDAQ-100® Strategy Fund	NASDAQ-100® Fund	S&P 500® Pure Value Fund
Inverse Russell 2000® Strategy Fund	Russell 2000® Fund	S&P MidCap 400® Pure Growth Fund
Inverse S&P 500® Strategy Fund	Russell 2000® 1.5x Strategy Fund	S&P MidCap 400® Pure Value Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	S&P 500® Fund	S&P SmallCap 600® Pure Growth Fund
Mid-Cap 1.5x Strategy Fund	Dow Jones Industrial Average® Fund	S&P SmallCap 600® Pure Value Fund

The “Sector Funds”
Banking Fund	Energy Services Fund	Real Estate Fund
Basic Materials Fund	Financial Services Fund	Retailing Fund
Biotechnology Fund	Health Care Fund	Technology Fund
Consumer Products Fund	Internet Fund	Telecommunications Fund
Electronics Fund	Leisure Fund	Transportation Fund
Energy Fund	Precious Metals Fund	Utilities Fund

The “International Equity Funds”
Europe 1.25x Strategy Fund	Emerging Markets 2x Strategy Fund
Japan 2x Strategy Fund	Inverse Emerging Markets 2x Strategy Fund

The “Fixed Income Funds”
Government Long Bond 1.2x Strategy Fund	High Yield Strategy Fund
Inverse Government Long Bond Strategy Fund	Inverse High Yield Strategy Fund
Emerging Markets Bond Strategy Fund

The “Specialty Funds”
Weakening Dollar 2x Strategy Fund	Strengthening Dollar 2x Strategy Fund

The “Money Market Fund”
U.S. Government Money Market Fund
1

For the period from April 1, 2000 to April 1, 2007, the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund and Inverse Government Long Bond Strategy Fund pursued their respective investment objectives indirectly by investing through what is referred to as a “master-feeder” structure. For the period from August 1, 2001 to April 1, 2007, the Nova Fund also pursued its investment objective indirectly by investing through a master-feeder arrangement. On April 1, 2007, the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund and Inverse Government Long Bond Strategy Fund began pursuing their respective investment objectives directly and the assets and liabilities of each Fund’s corresponding master fund were transferred to the Fund.
Investment Methods and Risk Factors

General
Each Fund’s investment objective and principal investment strategies are described in the Fund’s Prospectuses. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.
Portfolio management is provided to each Fund by the Trust’s investment adviser, Security Investors, LLC, a Kansas limited liability company principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017. Security Investors, LLC operates under the name Guggenheim Investments (the “Advisor”). Prior to January 3, 2011, the name of the Advisor was Rydex Advisors, LLC and prior to June 30, 2010, PADCO Advisors, Inc., each of which did business under the name Rydex Investments.
The investment strategies of the Funds discussed below and in the Funds’ Prospectuses may, consistent with each Fund’s investment objective and investment limitations, be used by a Fund if, in the opinion of the Advisor, the strategies will be advantageous to the Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies. There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s objectives. With the exception of the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Energy Fund, Emerging Markets Bond Strategy Fund, Financial Services Fund, Government Long Bond 1.2x Strategy Fund, Health Care Fund, Internet Fund, Inverse Government Long Bond Strategy Fund, Leisure Fund, Real Estate Fund, Retailing Fund, Technology Fund, Transportation Fund, Utilities Fund and U.S. Government Money Market Fund, each Fund is considered non-diversified for purposes of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, a fund’s sub-categorization as a diversified fund is a fundamental policy. A diversified fund under the 1940 Act is defined to mean that the fund may not (as to 75% of the fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the fund. Each of the Domestic Equity Funds and International Equity Funds track underlying indices the components of which generally are expected to be in the aggregate non-diversified. The composition of each underlying index, however, may at times shift from non-diversified to diversified solely due to changes in the relative market capitalizations or index weightings of one or more index components. As a result, a Fund’s diversification status also may shift from non-diversified to diversified and back again depending on the composition of, and to the same extent as, its underlying index. To the extent a Fund becomes diversified and subsequently returns to a non-diversified state due solely to changes in the composition of the Fund’s underlying index, the Fund will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified. The information in this SAI supplements and should be read in conjunction with the Funds’ Prospectuses.
Principal Investment Policies, Techniques and Risk Factors —Each Fund’s principal investment strategies and the summaries of risks associated with the Fund’s principal investment strategies are described in the Fund’s “Fund Summary” and “Principal Risks” sections of the Fund’s Prospectuses. The following discussion provides additional information about certain of those principal investment strategies and related risks, as well as information about other investment strategies that a Fund may utilize and related risks that may apply to a Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in a Fund’s Summary Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to that Fund.
2

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Funds are described in the “Fund Summaries” and “Principal Risks” sections of the Prospectuses and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by one or more of the Funds. Although the Funds may employ the techniques, instruments and methods described below, consistent with their investment objectives and policies and any applicable law, a Fund is not required to do so.
Investors should be aware that economies and financial markets have in recent periods experienced increased uncertainty and volatility because of, among other factors, economic developments, geopolitical tensions, labor and public health conditions around the world, inflation, tariffs and changing interest rates. To the extent these or similar conditions continue to occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore a Fund’s investments and a shareholder’s investment in a Fund may be particularly subject to reduced yield and/or income and to sudden and substantial losses. The fact that a particular risk is not specifically identified as being heightened under current conditions, does not mean that the risk is not greater than under normal conditions.
Investment objectives and policies of each Fund are described in the Prospectuses. Below are additional details about the investment policies of certain Funds. There are risks inherent in the ownership of any security, and there can be no assurance that a Fund's investment objective(s) will be achieved. The objective(s) and policies of each Fund, except those enumerated under “Investment Restrictions—Fundamental Policies,” may be modified at any time without shareholder approval.
The investment methods and risk factors are presented below in alphabetical order and not in the order of importance or potential exposure.
General Risk Factors
The net asset value per share (“NAV”) of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The Funds are subject to the risks associated with financial, economic and other global market developments and disruptions, including those arising out of geopolitical events and risks, public health emergencies (such as pandemics and epidemics), natural/ environmental disasters (such as earthquakes, wildfires and floods), cyber attacks, terrorism, and governmental or quasi-governmental actions. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of the Funds’ investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of the Advisor to execute investment decisions for the Funds (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. In addition, the Funds and their investments may be adversely impacted by volatility and other developments associated with domestic and global economies, market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. Also, changes in inflation rates may adversely affect market and economic conditions, the Funds’ investments and investments in the Funds. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling, which may occur time to time, could result in increased volatility in both stock and bond markets and various adverse market and economic developments. It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed. There is no assurance that the Funds will achieve their respective investment objectives.
Borrowing
While most of the Funds do not normally borrow funds for investment purposes, each Fund reserves the right to do so. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. A Fund also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Fund. Leveraging will exaggerate the effect on the NAV of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase
3

more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Generally, the Funds would use this form of leverage during periods when the Advisor believes that the Fund’s investment objective would be furthered.
Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous to the extent such liquidation would otherwise be required to meet redemption requests in cash. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.
The Funds have established a line of credit with certain banks from which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that adversely affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Commercial Paper
Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted, and susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default. The Money Market Fund and the Emerging Markets Bond Strategy Fund may invest in commercial paper rated A-1 or A-2 by S&P Global Ratings (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). See “Appendix A-Description of Ratings” for a description of commercial paper ratings.
Currency Transactions
Foreign Currencies. The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.
•
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
4

•
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive thereby reducing demand for its currency.
•
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
•
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
•
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears to be a less desirable place in which to invest and do business.
•
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may initiate policies with an exchange rate target as the goal. The value of the Funds’ investments is calculated in U.S. dollars each day that the New York Stock Exchange (the “NYSE”) is open for business. As a result, to the extent a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.
Currency-Related Derivatives and Other Financial Instruments. Although the International Equity Funds and the Emerging Markets Bond Strategy Fund do not currently expect to engage in currency hedging, each Fund is permitted to do so. Currency hedging is the use of currency transactions to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.
A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which would generally arise in connection with the purchase or sale
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of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.
A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.
A Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund also may engage in Proxy Hedging, a type of currency hedging. Proxy Hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in Proxy Hedging.
Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
A Fund also may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to
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purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund will regularly enter into forward currency contracts.
Each Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.
The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may each use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may have to limit their currency transactions to qualify as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund currently do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
At or before the maturity of a forward currency contract, the International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may either sell a portfolio security and make delivery of the currency or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.
If the International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund engage in an offsetting transaction, each Fund may later enter into a new forward currency contract to sell the currency. If the International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund engage in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
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The International Equity Funds, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may convert their holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
To the extent a Fund invests in derivatives, including for hedging purposes, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" herein.
Foreign Currency Exchange-Related Securities. The Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Investments in Variable Interest Entities (“VIEs”). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor,
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regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company’s performance or the enforceability of the company’s contractual arrangements with the VIE and thus, the value of a Fund’s investment in the VIE. In addition to the risk of government intervention, a Fund’s investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.
Cyber Security, Market Disruptions and Operational Risk
Like other funds and other parts of the modern economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters (such as earthquakes, wildfires and floods), war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortion) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks and other disruptions, particularly from nation-states or entities with nation-state backing.
A cyber incident could adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and the Advisor) to invest or manage the Fund’s assets.
Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal
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working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Funds and their shareholders.
The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and operational and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.
The Funds’ and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.
Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Funds do not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks.
Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess. In addition, the use work-from-home arrangements or the use of contingency plans by the Funds or the Advisor (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds or the Advisor (or their service providers) susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware.
Equity Securities
Each Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may decline as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may decline because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund may purchase equity securities traded in the United States on registered exchanges or in the OTC market. Each Fund also may purchase equity securities traded on exchanges all over the world. Equity securities generally have greater price volatility than fixed income securities. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. The Funds may invest in the types of equity securities described in more detail below.
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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.
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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security also may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities also may be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities also are subject to credit risk, and are often lower-quality securities.
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Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.
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Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own (or own interests in) several properties or businesses that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
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Initial Public Offerings (“IPOs”). The Emerging Markets Bond Strategy Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund’s investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
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Warrants. As a matter of non-fundamental policy, the Funds (except the S&P 500® Fund and Russell 2000® Fund) do not invest in warrants. However, the Funds may, from time to time, receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. Each Fund, however, reserves the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
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Rights. Each Fund may from time to time receive rights as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Fixed Income Securities
The Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Dow Jones Industrial Average® Fund, Fixed Income Funds, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and U.S. Government Money Market Fund may invest in fixed income securities. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of declining interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV. Additional information regarding fixed income securities is described below.
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Duration. Duration is a measure of the expected change in the value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent (1%), the value of a security having an effective duration of two years generally would vary by two percent (2%). Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.
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Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
Debt Securities. The Specialty Funds, Fixed Income Funds, and U.S. Government Money Market Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.
Corporate Debt Securities. The High Yield Strategy Fund and Emerging Markets Bond Strategy Fund may seek investment in, and the Inverse High Yield Strategy Fund may seek inverse exposure to, corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The High Yield Strategy Fund and Emerging Markets Bond Strategy Fund may invest in , and the Inverse High Yield Strategy Fund may seek inverse exposure to, all grades of corporate debt securities including below investment grade as discussed below. See Appendix A for a description of corporate bond ratings. The Funds also may invest in unrated securities. The U.S. Government Money Market Fund may invest in corporate debt securities that at the time of purchase are rated in the top two rating categories by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality.
Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but also may include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not
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make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Non-Investment-Grade Debt Securities. The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s or lower than BBB– by S&P) or are determined to be of comparable quality by the Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.
Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.
The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.
The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.
Unrated Debt Securities. The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
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Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”). The Emerging Markets Bond Strategy Fund and the U.S. Government Money Market Fund may invest in debt securities issued by the World Bank. Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.
Foreign Issuers
The Domestic Equity Funds, Sector Funds, International Equity Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar-denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or in the OTC market in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer. However, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.
Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences in a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Investing directly and indirectly in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. Many
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foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.
Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic or legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), and possible difficulty in obtaining and enforcing judgments against foreign entities. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Trading volumes in emerging market countries also may be consistently low, which may result in a lack of liquidity and extreme price volatility.
The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political, social or financial instability. Lack of information also may affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, social, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. There also are special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. Current conditions have had a global impact, but have exacerbated the economic, political, and social risks of certain countries and regions to a greater extent than others.
Risk Factors Regarding Europe. The Europe 1.25x Strategy Fund seeks to provide investment results which correlate to the performance of the STOXX Europe 50® Index. The STOXX Europe 50® Index is a capitalization-weighted index composed of 50 European blue-chip stocks. Index members are chosen by STOXX Ltd. from 17 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 17 countries include Switzerland, Norway, the United Kingdom and 14 of the 27 countries of the European Union (“EU”) – Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, and Sweden.
The EU is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States-consisting of a common trade policy and a single currency-and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.
Member States face a number of challenges, including, but not limited to: tight fiscal and monetary controls; complications that result from adjustment to a new currency; the absence of exchange rate flexibility; and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. These types of challenges may affect the value of the Fund’s investments.
In addition, changes to the value of the euro against the U.S. dollar also could affect the value of the Fund’s investments. Investing in euro-denominated securities or securities denominated in other European currencies entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it, such as the United Kingdom’s withdrawal from the EU in January 2020, discussed further below, and the
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effects of such abandonment on individual countries and the EMU as a whole are uncertain but could be negative. Any change in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.
The Fund’s Europe-linked investments are subject to considerable uncertainty and risk. In recent years, many European countries and banking and financial sectors have experienced significant financial and economic challenges. In addition, some European countries, including Greece, Ireland, Italy, Portugal and Spain, in which the Fund may invest, may be dependent on assistance from other governments or international organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause an economic downturn and affect the value of the Fund’s investments.
Certain European countries have experienced significant governmental debt levels and, for some countries, the ability to repay their debt may be in question, and the possibility of default may be heightened, any of which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the risk of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.
Significant risks, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU continue to present economic and financial challenges in Europe. These countries will likely need to make further economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives intended to strengthen regulation and supervision of financial markets in the EU have been instituted, greater regulation may occur.
The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. The national policies of European countries can be unpredictable and subject to influence by disruptive political groups or ideologies. The occurrence of conflicts, war or terrorist activities in Europe could have an adverse impact on financial markets. An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the ongoing Russia-Ukraine war. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia, which may carry various negative consequences, including direct effects, such as export restrictions, Russian support for separatist groups located within EU countries, interference by Russia in internal affairs of EU countries, and externalities of ongoing conflict, such as an influx of refugees, all of which could impact EU economic activity. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.
Risk Factors Regarding Eastern Europe. Social, political (including geopolitical), economic and other developments in Eastern Europe and Russia could have long-term potential consequences for investments in this region. Because of the global sanctions on Russia due to the ongoing Russia-Ukraine war, investments in Russia are prohibited or extremely restricted. Investment in Eastern European countries is highly speculative. Political and economic reforms have not yet established a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries also may have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience trading securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition that does not recognize private property rights. In addition, these countries may have national policies that restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from the 1940 Act may be required.
As noted above, in February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this military action, and resulting market and economic disruption and uncertainty, is difficult to accurately predict. The United States and other counties have imposed significant sanctions against Russia and could impose additional
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sanctions or other measures. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia. In addition, the risks described in “Political, Economic and Other Risks” below, and other risks associated with investments in Eastern Europe, are significantly heightened.
Brexit. The United Kingdom ceased to be a member of the EU on January 31, 2020 (such departure from the EU, “Brexit”). A trade agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. Although the TCA covers many issues, such as economic partnership, free trade, law enforcement and judicial co-operation and governance, it is silent on items such as financial services equivalence. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Funds’ investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.
Risk Factors Regarding Japan. The Japan 2x Strategy Fund seeks to provide investment results that correlate to the performance of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange. Because the Nikkei 225 Stock Average is expected to represent the performance of the stocks on the First Section - and by extension the market in general - the mix of components is rebalanced from time to time to assure that all issues in the index are both highly liquid and representative of Japan’s industrial structure.
After three decades of strong economic growth, Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the then-current global economic crisis. Recently, the growth of Japan’s economy has lagged that of its Asian neighbors and other major developed economies, and uncertainties about its recovery remain. Going forward, Japan’s economy faces several concerns, including huge government debt, high unemployment, an aging and shrinking population, an unstable financial sector, and low domestic consumption.
Japanese unemployment levels and the aging and shrinking population have become areas of increasing concern. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Also of concern are Japan’s trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures promoted by their trading partners. Japan’s heavy dependence on international trade has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. Additionally, the Japanese yen has fluctuated widely at times and the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.
The most pressing need for action is financial sector reform and securing public support for taxpayer-funded bailouts, although internal conflict over the proper way to reform has stifled progress. Banks, in particular, must dispose of their bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. In addition, the Japanese securities markets are less regulated than the U.S. markets, shareholders’ rights are not always enforced, and evidence has emerged of instances of distortion of market prices to serve political or other purposes. Successful financial sector reform would allow Japan’s financial institutions to act as a catalyst for economic recovery at home and across the Asian region.
Because Japan’s economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the United States. Japan also has growing economic relationships with China and other Southeast Asian countries and, thus, Japan’s economy also may be affected by
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economic, political or social instability in those countries. For instance, Japan is particularly susceptible to the slowing economic growth in China, Japan’s second largest export market. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained, and an increase in tension could adversely affect the economy and destabilize the region as a whole. Japanese securities also may be subject to a lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.
The natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy and its nuclear energy industry and may continue to do so. The risks of natural disasters occurring, and the resulting damage, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities, and a natural disaster centered in or near Tokyo, Osaka, or Nagoya could have a particularly devastating effect on Japan’s financial markets. Additionally, Japan has few natural resources and remains heavily dependent on oil imports. Any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. In addition, in recent years, a territorial dispute between Japan and China over the Senkaku Islands has heightened, which may result in discord between the two countries that, in turn, may negatively impact a Fund’s investments. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.
Risk Factors Regarding Emerging Markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and (8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default. These risks are heightened for investments in frontier markets.
Many emerging market countries suffer from uncertainty and corruption in their legal and political systems. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. A change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future. In such an event, it is possible that a fund could lose the entire value of its investments in the affected market. Similarly, a lack of social, political, and economic stability among emerging market countries can be common and may lead to social unrest, an uneven distribution of wealth, labor strikes, religious oppression, and civil wars. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation, and rapid fluctuations in inflation rates; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers, all of which can contribute to increased volatility.
Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers for reasons apart from factors that affect the soundness and competitiveness of the issuers. For instance, prices may be unduly influenced by traders who control large positions in these markets. Foreign security trading, settlement and custodial practices (including those involving securities settlements where fund assets may be released prior to receipt of payment) are often less developed than in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or
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breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). Moreover, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In the past, governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which can cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
In addition to their over-reliance on international capital markets, many emerging economies also are highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. The recent global economic crisis weakened the global demand for their exports and tightened international credit supplies and, as a result, many emerging countries are facing significant economic difficulties and some countries have fallen into recession and recovery may be gradual.
The Advisor has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, the Advisor may take into account specific or general factors that the Advisor deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
Political, Economic and Other Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, geopolitical and economic instability of certain countries and the risks of military and other conflicts, expropriation, nationalization, seizure, confiscation of companies or assets, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, seizure, nationalization or other confiscation by any country, a Fund could lose its entire investment in the country.
Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
As a result of any investments in non-U.S. companies, a Fund would be subject to the political and economic risks associated with investments in emerging markets. Changes in the leadership or policies of the governments of emerging market countries or in the leadership or policies of any other government that exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities that may currently exist.
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Upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property represented by the securities purchased by a Fund. The claims of property owners against those governments were never settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, seized or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion or all of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments (such as is currently the case against Russia), or from problems in share registration, settlement or custody, may result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to accurately predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity, valuation and performance.
Futures and Options Transactions; CFTC Regulations
Futures and Options on Futures. Each Fund (other than the U.S. Government Money Market Fund) may engage in futures transactions and options transactions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodity Futures Trading Commission (the “CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index, or instrument; or other risk management purposes. To the extent a Fund invests in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance upon and in accordance with the Commodity Exchange Act (the “CEA”) and applicable CFTC regulations.
Due to their investments in certain futures and other instruments deemed to be commodity interests and subject to the regulatory jurisdiction of the CFTC, the Nova Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Russell 2000® Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund are considered commodity pools and subject to regulation by the CFTC under the CEA and applicable CFTC regulations. The Advisor is subject to registration and regulation as a commodity pool operator (“CPO”) under the CEA with respect to its service as investment adviser to such Funds. Regulations imposed by the CFTC applicable to the Funds may cause the Advisor and the Funds to incur additional compliance expenses or impede the Funds' ability to implement their investment programs as contemplated.
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With respect to the S&P 500® Fund, NASDAQ-100® Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, each Sector Fund, the Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund, the Trust has filed with the NFA a notice claiming an exclusion pursuant to CFTC Rule 4.5 from the definition of “commodity pool operator” under the CEA and the rules of the CFTC promulgated thereunder, with respect to such Funds’ operation. Accordingly, the Funds are not subject to registration or regulation as commodity pools or commodity pool operators. However, changes to a Fund's investment strategies or investments may cause the Fund to lose the benefits of the exclusion and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Funds.
Each Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.
There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options. Each Fund, except for the U.S. Government Money Market Fund, may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective.
A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will own an equal amount of the underlying foreign currency.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
Each Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.
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The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
Each Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
Each Fund may purchase and write options on an exchange or OTC market. OTC options differ from exchange-traded options in several important respects. OTC options are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is determined normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. Additionally, the market for an option may be impacted by the availability of additional expiry cycles, which may lead trading volume into contracts closer to expiration, including zero days to expiration contracts (0DTE contracts). 0DTE contracts may involve substantially greater volatility than other options contracts.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
To the extent a Fund invests in derivatives, including for hedging purposes, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Hybrid Instruments
Each Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (an “underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
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Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes a Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products may be subject to limits applicable to investments in investment companies and to restrictions contained in the 1940 Act.
Structured Notes. Each Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. In particular, the High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund will invest in structured notes that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties. Each Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps, each Fund also is subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
To the extent a Fund invests in derivatives, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Investments by Investing Funds and Other Large Shareholders
To the extent shares of a Fund are offered to certain other investment companies and other investors capable of purchasing a large percentage of Fund shares, the Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares. A Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. A Fund's
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performance also may be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund. Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Investments in Other Investment Companies
Each Fund may invest in the securities of other investment companies, including affiliated investment companies, to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, Rule 12d1-4 thereunder or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. A Fund may invest in other registered investment companies (each, an “underlying fund”) in excess of the limits prescribed by Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).
If a Fund invests in, and thus, is a shareholder of, an underlying fund, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such underlying fund, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Consistent with the restrictions discussed above, each Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.
Investment companies may include index-based investments, such as ETFs that hold substantially all of the component securities of a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Each Fund also may invest in ETFs that are actively managed to the extent such investments are consistent with its investment objective and policies.
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Certain ETFs may produce income that is not qualifying income for purposes of the “90% Test” (as defined under “Dividends, Distributions and Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test. Similarly, a Fund receiving non-qualifying income from an ETF might fail the 90% Test if it is unable to generate qualifying income in a particular taxable year at sufficient levels, or if it is unable to determine the percentage of qualifying income it derives for a taxable year until after year-end. A failure to meet the 90% Test could cause the Fund to fail to qualify as a RIC under the Internal Revenue Code. Under certain circumstances, a Fund may be able to cure a failure to meet the 90% Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund's ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact each Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which a Fund invests or other funds that invest in the Funds.
Investments in Guggenheim Short-Term Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. As such, or for other portfolio management purposes, a Fund may maintain significant cash balances (including foreign currency balances). A Fund may also have cash balances for other reasons, including cash proceeds from a Fund’s short sales.
As disclosed in the Prospectuses, each Domestic Equity Fund (with the exception of the S&P 500® Fund, Russell 2000® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund), International Equity Fund (with the exception of the Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund), Fixed Income Fund (with the exception of the Emerging Markets Bond Strategy Fund), and Specialty Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in certain short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. These Guggenheim short-term funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Advisor, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Accordingly, to the extent a Fund invests in such Guggenheim funds, the Fund would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.
These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Advisor and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments
The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Funds, the Advisor and others) are continuously changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted, and additional trading costs are possible. The extent of the impact of these changes on the Funds’ investment objectives, investment strategies, and performance is difficult to predict.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Advisor must consider the effect of these limits in managing the Funds. In addition, the CFTC has position limits rules that
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establish certain limits for specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent. These position limits may adversely affect market liquidity of the futures, options and economically equivalent derivatives in which a Fund may enter. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. These limitations may adversely affect the operations and performance of a Fund.
The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. When a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Funds' potential securities lending activities. In addition, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant categories of transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the performance of the Fund.
These and other regulatory changes may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect the performance of the Fund.
With respect to each of the following Fund’s operations, the Trust or the Advisor, on behalf of the Fund, has filed with the National Futures Association (the “NFA”) a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the CEA: the S&P 500® Fund, NASDAQ-100® Fund, Dow Jones Industrial Average® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, each Sector Fund, the Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and U.S. Government Money Market Fund. Accordingly, for each of these Funds, the Fund and the Advisor, with respect to the Fund, are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund or the Advisor may incur additional expenses.
The Advisor is not eligible to claim the exclusion from registration with the CFTC with respect to the following Funds: the Nova Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Russell 2000® Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, each International Equity Fund, the Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, High Yield Strategy Fund, Inverse High
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Yield Strategy Fund, and Emerging Markets Bond Strategy Fund. As a result, the Advisor has registered with the CFTC as a CPO with respect to each of the Funds, which are considered commodity pools under the CEA. In compliance with the CEA and certain CFTC regulations, the Advisor and the Funds are required to make certain disclosures, report to the CFTC certain information about the Advisor and the Funds and maintain such disclosures. The Funds also are subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Funds’ ability to obtain exposure to certain commodity interests and the commodities markets generally.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of this mandate, which may affect the cost, terms and/or availability of cleared repo transactions.
Pursuant to regulatory changes effective May 28, 2024, many U.S. securities transitioned to a “T+1” (trade date plus one day) settlement cycle. Securities trading in many non-U.S. markets (among other securities) are not impacted by these regulatory changes and typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for a Fund with a significant portion of its assets invested in securities not subject to T+1 settlement. These risks include, but are not limited to, the need to maintain more cash and liquid securities (thereby creating cash drag on the Fund’s portfolio) and a potential increase in custodial overdraft charges, in each case to facilitate settlement of Fund share redemptions on a T+1 basis.
Pooled Investment Vehicles
Each Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such vehicles, a Fund will not have all of the investors protections afforded by the 1940 Act. Such pooled vehicles may be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933 (the “1933 Act”). These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations. In addition, a Fund's investment in pooled investment vehicles may be considered illiquid and subject to the Fund's restrictions on illiquid investments.
Portfolio Turnover
As discussed in the Funds’ Prospectuses, the Trust anticipates that investors in the Funds, other than the Emerging Markets Bond Strategy Fund, will frequently purchase and/or redeem shares of the Funds as part of an asset allocation investment strategy. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. Because each Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund’s investors, it is very difficult to estimate what the Fund’s actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds, except for the Emerging Markets Bond Strategy Fund, will be substantial.
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In general, the Advisor manages the Emerging Markets Bond Strategy Fund without regard to restrictions on portfolio turnover. The Fund’s investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that the Emerging Markets Bond Strategy Fund uses derivatives, it will generally be short-term derivative instruments. As a result, the Fund’s reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of the Emerging Markets Bond Strategy Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. For additional information about portfolio turnover rate, please see “More Information About Portfolio Turnover” in this SAI.
Qualified Financial Contracts
Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds. Similar requirements may apply under the special resolution regime applicable to certain counterparties organized in other financial markets.
Real Estate Investment Trusts (“REITs”)
The Real Estate Fund will invest a majority of its assets in REITs and other Funds also may invest in REITs. A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation for U.S. federal income tax purposes) which meets certain definitional requirements under the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating entity level federal income tax. To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by
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REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs also are subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Real Estate Securities
Certain Funds may invest in equity securities of real estate companies and companies related to the real estate industry, including REITs, as discussed above, and companies with substantial real estate investments, and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. In particular, the Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of the Fund’s investment in the securities of companies principally engaged in the real estate industry. The risks associated with direct ownership of real estate and the real estate industry include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate markets); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, wildfires, terrorist acts or other natural disasters; limitations on and variations in rents; changes in interest rates; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs or costs to convert properties for other uses; default risk and credit quality of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. The value of real estate securities also are subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Real estate-related investments that are concentrated in one geographic area, one property type or one particular industry are particularly subject to the risks affecting such areas, property types or industries.
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Repurchase Agreements
Each Fund may enter into repurchase agreements with financial institutions. Repurchase agreements are transactions in which the purchaser buys a debt security from a financial institution and simultaneously commits to resell that security to the financial institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition is continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, exercising the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15%(5% with respect to the U.S. Government Money Market Fund) of the Fund’s net assets. Repurchase agreements with maturities in excess of seven days but which are subject to an agreement obligating the counterparty to the repurchase agreement to repurchase the collateral within seven days are not subject to this policy. A Fund’s investments in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.
To the extent a Fund invests in repurchase agreements, the Fund must comply either with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions or the 1940 Act provision requiring asset coverage for certain borrowing transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Reverse Repurchase Agreements
The Domestic Equity Funds, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Emerging Markets Bond Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may enter into reverse repurchase agreements as part of the Funds’ investment strategies. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1∕3% of its total assets.
To the extent a Fund invests in reverse repurchase agreements, the Fund must comply either with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions or the 1940 Act provision requiring asset coverage for certain borrowing transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Short Sales
The Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and Inverse High Yield Strategy Fund will regularly engage in short
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sales transactions in which a Fund sells a security it does not own. The remaining Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, High Yield Strategy Fund, and Emerging Markets Bond Strategy Fund also may engage in short sales transactions in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund also may use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent consistent with the 1940 Act, each Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.
Swap Agreements
Each Fund (except the U.S. Government Money Market Fund) may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. Swaps are particularly subject to counterparty credit, correlation (imperfect correlations with underlying investments or a Fund’s other portfolio holdings), valuation, liquidity and leveraging risks and could result in substantial losses to a Fund and a shareholder's investment in a Fund. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position or generate income. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. The Inverse High Yield Strategy Fund will primarily employ credit default swaps in order to obtain inverse exposure to the high yield bond market. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of credit protection would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. The Inverse High Yield Strategy Fund expects to buy credit protection with multiple reference issuers, in which case, payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.
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The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Emerging Markets Bond Strategy Fund may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. The High Yield Strategy Fund and Emerging Markets Bond Strategy Fund are usually a net seller of credit protection and the Inverse High Yield Strategy Fund is usually a net buyer of credit protection, but each Fund may buy or sell credit protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) a Fund may enter into calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. In addition, the secondary market for swap agreements may be less liquid, making them difficult to sell when a Fund determines to do so. The possible lack of a liquid secondary market for a swap agreement and the resulting inability of a Fund to sell a swap agreement could expose the Fund to losses and could make the swap agreement more difficult for the Fund to value accurately. Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the High Yield Strategy Fund or Inverse High Yield Strategy Fund is selling credit protection, the default of a third-party issuer. Each Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Like any contract, swap agreements are subject to certain early termination events, including: failure to make payments when they become due; insolvency of either party to the swap agreement; the occurrence of an event that makes part of the swap agreement unable to be performed due to causes that are outside the control of the parties, such as natural disasters; or where a change in law renders the swap agreement ineffective or illegal.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap agreement or to the default of a reference obligation.
Swap agreements may be either fully funded or unfunded. Unfunded swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to such swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap agreement will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a custodian.
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The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments traded in the OTC market. While liquidity has improved, the swap market remains subject to significant risks as described herein. The Advisor is primarily responsible for determining and monitoring the liquidity of Fund investments.
The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.
A fully funded total return swap agreement requires a Fund to make an upfront lump sum payment to the counterparty in return for the counterparty paying the investment return on an underlying “basket” or portfolio of assets. In return, the counterparty makes payments to the Fund that reflect the returns (if any) on the assets referenced by the swap agreement. The counterparty to a fully funded swap agreement generally will physically invest in the basket or portfolio of assets referenced by the swap agreement in order to manage the risk that it becomes unable to meet its payment obligations under the swap agreement.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
To the extent a Fund invests in swap agreements, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Time Deposits and Eurodollar Time Deposits
The U.S. Government Money Market Fund and the Emerging Markets Bond Strategy Fund may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.
Tracking Error
Tracking error is the difference between a fund's returns and those of the benchmark or index the fund seeks to track. The following factors may affect the ability of the Domestic Equity Funds, International Equity Funds, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and Specialty Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in its underlying index and/or securities not included in its underlying index being held by the Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the Europe 1.25x Strategy Fund’s and Japan 2x Strategy Fund’s respective underlying indices and the time the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund price their shares at the close of the New York Stock Exchange (“NYSE”); or (11) market movements that run counter to a leveraged Fund’s investments. Market movements that run counter to a leveraged Fund’s investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The
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tracking error of a leveraged Fund is generally small during a well-defined uptrend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the Europe 1.25x Strategy and Japan 2x Strategy Funds’ performance may tend to vary from the closing performance of the Europe 1.25x Strategy and Japan 2x Strategy Funds’ respective underlying indices. However, all of the Domestic Equity Funds’, International Equity Funds’, Government Long Bond 1.2x Strategy Fund’s, Inverse Government Long Bond Strategy Fund’s, and Specialty Funds’ performance attempts to correlate highly with the movement in their respective underlying indices over time.
U.S. Government Securities
The Government Long Bond 1.2x Strategy Fund invests primarily in obligations issued or guaranteed by the U.S. government and each of the other Funds may invest in U.S. government securities. The Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Specialty Funds may enter into short transactions in U.S. government securities. A Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), as amended, the U.S. Treasury has pledged to provide financial support to Fannie Mae or Freddie Mac in any quarter which the respective entity has a net worth deficit as defined in the respective SPA, as amended.
Also, in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund to lose value.
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Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits each enterprise to develop a plan to exit conservatorship but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules.
Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the creditworthiness of the U.S. Government and the liquidity and/or market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities (including U.S. Treasury securities), including those held by a Fund, which could have a material negative impact on the Fund. These types of situations could result in higher interest rates, lower prices of U.S. Treasury and other U.S. government securities and could adversely affect a Fund's investments, including in other types of debt instruments.
A Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Non-Principal Investment Methods and Risk Factors—The investment methods and risk factors described below are not considered to be principal to the management of the Funds. However, the Funds are permitted to, and may from time to time, engage in the investment activities described below if and when the Advisor determines that such activities will help the Funds to achieve their respective investment objectives. Shareholders will be notified if a Fund’s use of any of the investment methods or instruments described below represents a material change in the Fund’s principal investment strategies.
Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, geopolitical tensions, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund's investments and a shareholder’s investment in a Fund to reduced yield and/or income and to sudden and substantial losses.
Exchange-Traded Notes
The Emerging Markets Bond Strategy Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.
It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other exchange-traded products (“ETPs”), an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Illiquid Securities
Each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (5% with respect to
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the U.S. Government Money Market Fund) of the Fund’s net assets in illiquid securities. If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% (5% with respect to the U.S. Government Money Market Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Trust's Board of Trustees (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities in which a Fund may invest to the Advisor.
Lending of Portfolio Securities
Each Fund expects to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1∕3% of the total asset value of the Fund (including the loan collateral). The Funds are not permitted to lend portfolio securities to the Advisor or its affiliates unless the Funds apply for and receive specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will invest cash collateral received from the borrower in types of investments previously approved by the Board that are intended to be conservative in nature. Investments of cash collateral will be undertaken at the Fund’s risk and the Fund could lose money in the event of a decline in the value of such investments.
Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.
Liquidity and Valuation

Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain
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securities or other assets, such as high-yield bonds, loans or those traded in OTC markets, may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances, legal or regulatory changes or other governmental policies, or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as a Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of a Fund because it may be unable to sell such investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the investments, sell other investments or forgo another more attractive investment opportunity. Subject to its investment strategies, a significant portion of a Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. However, liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.
Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets (5% of its net assets with respect to the U.S. Government Money Market Fund) in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under Rule 22e-4, investments that a Fund reasonably expects can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment are not considered “illiquid” investments for purposes of this limitation on illiquid investments, even if the sale or disposition is reasonably expected to settle in more than seven calendar days. As required by the Liquidity Rule, the Trust has implemented a written liquidity risk management program and related procedures (the “Liquidity Program”) that are reasonably designed to assess and manage each Fund’s “liquidity risk” (defined in the Liquidity Rule as the risk that a Fund could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds). Consistent with the Liquidity Rule, among other things, the Liquidity Program provides for classification of each portfolio investment of a Fund into one of four liquidity categories (including “illiquid investments,” discussed above). These liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds’ investments in accordance with the Liquidity Program. Liquidity classifications under the Liquidity Program also reflect consideration of whether trading varying portions of a position, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect the position’s liquidity, and if so, whether that fact is taken into account when classifying the investment’s liquidity.
In addition, applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining a particular instrument’s classification as illiquid or as one of the other liquidity categories defined under the Liquidity Rule. For example, certain loans may not be readily marketable and/or may be subject to restrictions on resale or assignments. Consequently, the Funds may determine that it is reasonable to expect that such a loan cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that the Funds invest in such loans, they may be subject to increased liquidity and valuation risks. As the market develops, the liquidity of these instruments could improve. Accordingly, loans for which there is no readily available market may be classified as illiquid investments but, at the same time, other loans may be classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations (such as trading in the loans among specialized financial institutions). In addition, certain CLOs/CDOs (as discussed in the Prospectuses and elsewhere in this SAI) may be classified as illiquid investments, depending upon the assessment of relevant market, trading and investment-specific considerations under the Liquidity Program. However, an active dealer market or other relevant measure of liquidity may exist for certain CLOs/CDOs, which may result in such instruments being classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations.
At times, market quotations may not be readily available and the Funds may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for a Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded, including under current conditions, or valued using a fair value methodology or information provided by third-party pricing services. Thus, a
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Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.
The SEC has proposed amendments to its rule regarding investments in illiquid investments by registered investment companies such as a Fund. If the proposed amendments are adopted, the Fund’s operations and investment strategies may be adversely impacted.
When-Issued and Delayed-Delivery Securities
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (e.g., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.
To the extent a Fund invests in when-issued delayed-delivery securities that are not intended to be physically settled or that do not settle within 35 days, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Zero Coupon Bonds
The Dow Jones Industrial Average® Fund and Fixed Income Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.
Additional Information About the Sector Funds

Banking Fund
The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, brokerage, financial planning, wealth management, leasing, mortgage finance and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.
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SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be “principally engaged” in this Fund’s business activity. Rule 12d3-1 under the 1940 Act allows investment portfolios, such as the Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:
a.
the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer;
b.
for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class;
c.
for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.
In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.
Basic Materials Fund
The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials as well as intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund also may invest in the securities of mining, processing, transportation, and distribution companies primarily involved in this sector.
Biotechnology Fund
The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund also may invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.
The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).
Consumer Products Fund
The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, household and personal care products. The Fund may invest in owners and operators of distributors, food retail stores, pharmacies, hypermarkets and super centers selling food and a wide-range of consumer staple products. The Fund may invest in distillers, vintners and producers of alcoholic beverages, beer, malt liquors, and non-alcoholic beverages (including mineral water). The Fund may invest in producers of agricultural
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products (crop growers, owners of plantations) and companies that produce and process food, producers of packaged foods (including dairy products, fruit juices, meats, poultry, fish and pet foods) and producers of non-durable household products (including detergents, soaps, diapers and other tissue and household paper products). The Fund also may invest in manufacturers of personal and beauty care products, including cosmetics and perfumes.
Electronics Fund
The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing (“CAD/CAM”), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.
Energy Fund
The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field also may be considered for this Fund.
Energy Services Fund
The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund also may invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.
Financial Services Fund
The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, investment banking, asset management, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.
The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.
SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be “principally engaged” in this Fund’s business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment
41

advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:
a.
the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer;
b.
for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class;
c.
for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.
In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.
Health Care Fund
The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.
Internet Fund
The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.
Leisure Fund
The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, lodging, restaurants, leisure equipment and gaming casinos.
Precious Metals Fund
The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector (“Precious Metals Companies”). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.
Real Estate Fund
The Fund may invest in companies that are involved in the real estate industry, including REITs (collectively, “Real Estate Companies”). Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies also may include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.
42

Retailing Fund
The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. The Fund also may invest in companies primarily distributing goods to merchandisers. Companies in which the Fund may invest include general merchandise retailers, department stores, internet retailers and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, home furnishings or home improvement products. The Fund also may invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.
Technology Fund
The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics and communications.
Telecommunications Fund
The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies also may have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.
Transportation Fund
The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.
Utilities Fund
The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund’s Prospectuses. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.
Special Considerations Regarding the Use of Leveraged and Inverse Investment Strategies

To the extent discussed above and in the Prospectuses, the Domestic Equity Funds (except the NASDAQ-100® Fund, Russell 2000® Fund, S&P 500® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund and S&P SmallCap 600® Pure Value Fund), International Equity Funds, Fixed Income Funds (except the High Yield Strategy Fund and Emerging Markets Bond Strategy Fund), and Specialty Funds, present certain risks, some of which are further described below.
Leverage. The Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the “Leveraged Funds”) and the Inverse Emerging Markets 2x Strategy Fund and Weakening Dollar 2x Strategy Fund
43

(the “Leveraged Inverse Funds”) employ leverage as a principal investment strategy and each of the Leveraged Funds and Leveraged Inverse Funds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a fund achieves the right to a return on a capital base that exceeds the amount the fund has invested. Leverage creates the potential for greater gains to shareholders of the Leveraged Funds and Leveraged Inverse Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Leveraged Funds and Leveraged Inverse Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Leveraged Funds and Leveraged Inverse Funds to pay interest, which would decrease the Leveraged Funds’ and Leveraged Inverse Funds’ total return to shareholders. If the Leveraged Funds and Leveraged Inverse Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.
Special Note Regarding the Correlation Risks of the Leveraged Funds and Leveraged Inverse Funds. As discussed in the Prospectuses, each of the Leveraged Funds and Leveraged Inverse Funds are “leveraged” funds in the sense that each has an investment objective to match a multiple or the inverse of a multiple of the performance of an index on a given day or, for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, on a calendar month basis, and for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, over time. The Leveraged Funds and Leveraged Inverse Funds are subject to all of the risks described in the Prospectuses. In addition, there is a special form of correlation risk that derives from the Leveraged Funds’ and Leveraged Inverse Funds’ use of leverage. For periods greater than one day, or for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, a full calendar month, and for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, a single trading day as measured by their respective underlying indices, the use of leverage tends to cause the performance of a Leveraged Fund or Leveraged Inverse Fund to be either greater than, or less than, the underlying index performance times the stated multiple in the fund objective.
A Leveraged Fund’s or Leveraged Inverse Fund’s return for periods longer than one day or, for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, a full calendar month, and for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, a single trading day as measured by their respective underlying indices, is primarily a function of the following: (a) index performance; (b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.
The performance of a hypothetical leveraged fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a hypothetical leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid by the companies included in the index; (b) no fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent (0%). If fund expenses were included, the fund’s performance would be lower than shown.
The first table below shows the estimated fund return over a one-year period for a hypothetical leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectuses. However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectuses. In the charts below, unshaded areas represent those scenarios where a hypothetical leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund’s investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.
44

Hypothetical Leveraged Fund Median Annual Returns
Index Performance		Market Volatility
One Year Index Performance	200% of One Year Index Performance	10%	15%	20%	25%	30%	35%	40%	45%	50%
-40%	-80%	-64%	-64%	-65%	-65%	-67%	-68%	-69%	-70%	-71%
-35%	-70%	-58%	-59%	-59%	-60%	-62%	-63%	-64%	-65%	-66%
-30%	-60%	-52%	-53%	-52%	-53%	-55%	-56%	-58%	-60%	-61%
-25%	-50%	-45%	-46%	-46%	-47%	-48%	-50%	-52%	-53%	-55%
-20%	-40%	-36%	-37%	-39%	-40%	-41%	-43%	-44%	-47%	-50%
-15%	-30%	-29%	-29%	-30%	-32%	-33%	-36%	-38%	-40%	-43%
-10%	-20%	-20%	-21%	-23%	-23%	-26%	-28%	-31%	-32%	-36%
-5%	-10%	-11%	-12%	-13%	-16%	-18%	-20%	-23%	-25%	-29%
0%	0%	-1%	-2%	-4%	-6%	-8%	-11%	-14%	-17%	-20%
5%	10%	9%	8%	6%	3%	2%	-3%	-5%	-8%	-12%
10%	20%	19%	19%	16%	15%	10%	9%	4%	0%	-5%
15%	30%	31%	29%	27%	25%	21%	19%	15%	11%	6%
20%	40%	43%	41%	38%	35%	32%	27%	23%	18%	13%
25%	50%	54%	52%	50%	48%	43%	39%	34%	29%	22%
30%	60%	69%	64%	62%	58%	56%	49%	43%	39%	34%
35%	70%	79%	77%	75%	70%	68%	61%	57%	50%	43%
40%	80%	92%	91%	88%	82%	81%	73%	67%	62%	54%
The second table below shows the estimated fund return over a one-year period for a hypothetical leveraged fund that has an investment objective to correspond to twice (200% of) the monthly performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectuses. However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectuses. In the charts below, unshaded areas represent those scenarios where a hypothetical leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund’s investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.
45

Hypothetical Leveraged Monthly 2x Fund Median Annual Returns
Index Performance		Market Volatility
One Year Index Performance	200% of One Year Index Performance	10%	15%	20%	25%	30%	35%	40%	45%	50%
-40%	-80%	-65%	-66%	-66%	-67%	-68%	-69%	-70%	-71%	-73%
-35%	-70%	-59%	-59%	-60%	-61%	-62%	-63%	-65%	-66%	-68%
-30%	-60%	-52%	-53%	-53%	-54%	-56%	-57%	-59%	-60%	-62%
-25%	-50%	-45%	-45%	-46%	-47%	-49%	-50%	-52%	-54%	-56%
-20%	-40%	-37%	-38%	-39%	-40%	-41%	-43%	-45%	-48%	-50%
-15%	-30%	-29%	-29%	-31%	-32%	-34%	-36%	-38%	-40%	-43%
-10%	-20%	-20%	-21%	-22%	-24%	-25%	-28%	-30%	-33%	-36%
-5%	-10%	-11%	-12%	-13%	-15%	-17%	-19%	-22%	-25%	-28%
0%	0%	-1%	-2%	-3%	-5%	-8%	-10%	-13%	-17%	-20%
5%	10%	9%	8%	6%	4%	2%	-1%	-4%	-8%	-12%
10%	20%	20%	19%	17%	15%	12%	9%	5%	1%	-3%
15%	30%	31%	30%	28%	25%	22%	19%	15%	11%	6%
20%	40%	42%	41%	39%	36%	33%	30%	25%	21%	16%
25%	50%	54%	53%	51%	48%	44%	40%	36%	31%	25%
30%	60%	67%	65%	63%	60%	56%	52%	47%	41%	36%
35%	70%	79%	78%	75%	72%	68%	64%	58%	53%	47%
40%	80%	93%	91%	88%	85%	80%	76%	70%	64%	57%
The third table below shows the estimated fund return over a one-year period for a hypothetical leveraged inverse fund that has an investment objective to correspond to twice (200% of) the opposite of the daily performance of an index. The hypothetical leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectuses. However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectuses. In the charts below, unshaded areas represent those scenarios where a hypothetical leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund’s investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.
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Hypothetical Leveraged Inverse Fund Median Annual Returns
Index Performance		Market Volatility
One Year Index Performance	200% Inverse of One Year Index Performance	10%	15%	20%	25%	30%	35%	40%	45%	50%
-40%	80%	165%	153%	145%	127%	114%	99%	74%	57%	35%
-35%	70%	130%	122%	109%	96%	84%	68%	51%	32%	17%
-30%	60%	98%	93%	79%	68%	58%	46%	29%	16%	1%
-25%	50%	73%	68%	58%	49%	36%	26%	13%	2%	-13%
-20%	40%	51%	45%	39%	31%	20%	12%	-2%	-11%	-23%
-15%	30%	35%	29%	23%	16%	6%	-2%	-12%	-22%	-30%
-10%	20%	20%	16%	9%	3%	-5%	-13%	-21%	-30%	-39%
-5%	10%	8%	5%	-2%	-8%	-14%	-21%	-30%	-38%	-46%
0%	0%	-3%	-7%	-12%	-17%	-23%	-28%	-37%	-44%	-51%
5%	-10%	-12%	-15%	-19%	-25%	-31%	-35%	-43%	-47%	-55%
10%	-20%	-19%	-23%	-27%	-32%	-36%	-43%	-47%	-53%	-59%
15%	-30%	-27%	-29%	-32%	-37%	-42%	-46%	-53%	-58%	-63%
20%	-40%	-33%	-35%	-38%	-42%	-46%	-50%	-56%	-60%	-66%
25%	-50%	-38%	-40%	-43%	-47%	-51%	-55%	-59%	-64%	-68%
30%	-60%	-43%	-44%	-47%	-51%	-55%	-59%	-62%	-66%	-71%
35%	-70%	-46%	-49%	-52%	-53%	-58%	-61%	-66%	-68%	-73%
40%	-80%	-50%	-52%	-55%	-57%	-61%	-64%	-68%	-71%	-75%
The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a hypothetical leveraged fund. A Leveraged Fund’s or Leveraged Inverse Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above and in the Prospectuses.
Investment Restrictions

Fundamental Policies
The following investment limitations are fundamental policies of the Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.
Fundamental Policies of the Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund and NASDAQ-100® Fund), Sector Funds (except the Precious Metals Fund), International Equity Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Emerging Markets Bond Strategy Fund, and Specialty Funds
Each Fund may not:
1.
Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.
2.
Make loans if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
47

3.
Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase or sell (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. This policy does not apply to the Emerging Markets Bond Strategy Fund.
4.
Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts). This policy applies only to the Monthly Rebalance NASDAQ-100® 2x Strategy Fund and Emerging Markets Bond Strategy Fund.
5.
Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectuses and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. This policy applies only to the Monthly Rebalance NASDAQ-100® 2x Strategy Fund and Emerging Markets Bond Strategy Fund.
6.
Issue senior securities (meaning any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.
7.
Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
8.
Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.
9.
Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Domestic Equity Fund, International Equity Fund, or Specialty Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund will be concentrated in an industry or group of industries within a sector1. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.
In addition, the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Real Estate Fund, Retailing Fund, Technology Fund, Transportation Fund and Utilities Fund each may not:
10.
With respect to 75% of the Fund’s total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.
1
Each Sector Fund expects to concentrate its investments in one or more industries or groups of industries within the economic sector or segment identified in each Fund’s name. Each industry in which each Sector Fund is concentrated, as of June 30, 2025, is identified and described in the Fund Summary section of the Prospectus. Each such industry is defined by one or more widely recognized sector and industry-level classification standards, including, but not limited to, Bloomberg Industry Classification Standard (BICS), Bloomberg Classification System (BCLASS), and Global Industry Classification Standard (GICS®).
48

Fundamental Policies of the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund, NASDAQ-100® Fund, Precious Metals Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund
Each Fund may not:
11.
Lend any security or make any other loan if, as a result, more than 33 1∕3% of the value of the Fund’s total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies, and limitations; (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.
12.
Underwrite securities of any other issuer.
13.
Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.
14.
Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 15, 16, 17, and 18, as applicable to the Fund.
15.
Pledge, mortgage, or hypothecate the Fund’s assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.
16.
Invest in commodities, except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.
16.1
The Precious Metals Fund may (a) trade in futures contracts and options on futures contracts; or (b) invest in precious metals and precious minerals.
17.
Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.
17.1
The Precious Metals Fund will invest 25% or more of the value of its total assets in securities in the metals-related and minerals-related industries.
18.
Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.
19.
Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost (“selling against the box”).
19.1
The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, and Inverse Government Long Bond Strategy Fund may engage in short sales of portfolio securities or maintain a short position
49

if at all times when a short position is open (i) the Fund maintains a segregated account with the Fund’s custodian to cover the short position in accordance with the position of the SEC or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.
Fundamental Policies of the U.S. Government Money Market Fund
The U.S. Government Money Market Fund may not:
20.
Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.
21.
Lend its portfolio securities in excess of 15% of the Fund’s total assets. Any loans of the Fund’s portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.
22.
Issue senior securities, except as permitted by the Fund’s investment objectives and policies.
23.
Write or purchase put or call options.
24.
Mortgage, pledge, or hypothecate the Fund’s assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the borrowing.
25.
Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.
26.
Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.
27.
Underwrite securities of any other issuer.
Non-Fundamental Policies
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.
Each Fund may not:
1.
Invest in warrants. This policy does not apply to the S&P 500® Fund, Russell 2000® Fund or Dow Jones Industrial Average® Fund.
2.
Invest in real estate limited partnerships. This policy does not apply to the Real Estate Fund.
3.
Invest in mineral leases. This policy does not apply to the S&P 500® Fund, Russell 2000® Fund or Dow Jones Industrial Average® Fund.
The Domestic Equity Funds (except for the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500® Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds, International Equity Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Emerging Markets Bond Strategy Fund, and Specialty Funds may not:
4.
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy Nos. 1 and 18 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.
5.
Invest in companies for the purpose of exercising control. This policy does not apply to the S&P 500® Fund, Russell 2000® Fund, Dow Jones Industrial Average® Fund, High Yield Strategy Fund, or Inverse High Yield Strategy Fund.
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6.
Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act, which generally permits a registered investment company to (1) borrow from a bank as long as the registered investment company maintains an asset coverage of at least 300% for all borrowings of such company and (2) enter into certain derivative transactions as long as the Fund at all times maintain an asset coverage of 100%.
7.
Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.
8.
Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
The Monthly Rebalance NASDAQ-100® 2x Strategy Fund may not:
9.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and securities and financial instruments with economic characteristics that should perform similarly to the securities of companies in its underlying index, without 60 days’ prior notice to shareholders.
The Russell 2000® 1.5x Strategy Fund may not:
10.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to the securities of companies in its underlying index, without 60 days’ prior notice to shareholders.
The Inverse S&P 500® Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse Russell 2000® Strategy Fund each may not:
11.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite the securities of companies in its underlying index, without 60 days’ prior notice to shareholders.
The S&P 500® Fund, NASDAQ-100® Fund, Russell 2000® Fund, and Dow Jones Industrial Average® Fund each may not:
12.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.
The Mid-Cap 1.5x Strategy Fund may not:
13.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.
The Inverse Mid-Cap Strategy Fund may not:
14.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies in its underlying index without 60 days’ prior notice to shareholders.
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The S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund each may not:
15.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.
Each Sector Fund may not:
16.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (and derivatives thereof) of companies in its respective sector without 60 days’ prior notice to shareholders.
The Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and Emerging Markets 2x Strategy Fund each may not:
17.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.
The Inverse Emerging Markets 2x Strategy Fund may not:
18.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index without 60 days’ prior notice to shareholders.
The Government Long Bond 1.2x Strategy Fund may not:
19.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof) without 60 days’ prior notice to shareholders.
The Inverse Government Long Bond Strategy Fund may not:
20.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government without 60 days’ prior notice to shareholders.
The High Yield Strategy Fund may not:
21.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities without 60 days’ prior notice to shareholders.
The Inverse High Yield Strategy Fund may not:
22.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets without 60 days’ prior notice to shareholders.
The Emerging Markets Bond Strategy Fund may not:
23.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in a particular type or category of investments or securities without 60 days’ prior notice to shareholders.
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The U.S. Government Money Market Fund may not:
24.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized by government securities without 60 days’ prior notice to shareholders.
With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security (except that if the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% (5% for the U.S. Government Money Market Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities); and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitations related to borrowing and the issuance of senior securities.
More Information About Portfolio Turnover

A Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. Portfolio turnover rates can vary greatly from year to year, as well as within a particular year. The Advisor intends to manage each Fund’s assets by buying and selling investments to seek to achieve the Fund’s investment objective. Each Fund may dispose of investments regardless of the holding period. Such transactions may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, which may result in increased transaction costs or a mark-up or markdown of the transaction price. The portfolio turnover rates of the Funds cannot be accurately predicted. The table below sets forth the Funds’ portfolio turnover rates during the Funds’ two most recently completed fiscal years.
Fund	Portfolio Turnover Rate for the Fiscal Year Ended March 31, 2025	Portfolio Turnover Rate for the Fiscal Year Ended March 31, 2024
Nova Fund	180%	1,047%
S&P 500® Fund	137%	243%
Inverse S&P 500® Fund	--	--
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,036%	334%
NASDAQ-100® Fund	35%	70%
Inverse NASDAQ-100® Strategy Fund	--	--
Mid-Cap 1.5x Strategy Fund	94%	57%
Inverse Mid-Cap Strategy Fund	--	--
Russell 2000® 1.5x Strategy Fund	10%	8%
Russell 2000® Fund	22%	12%
Inverse Russell 2000® Strategy Fund	--	--
Dow Jones Industrial Average® Fund	327%	140%
S&P 500® Pure Growth Fund	1,148%	649%
S&P 500® Pure Value Fund	2,642%	1,099%
S&P MidCap 400® Pure Growth Fund	716%	570%
S&P MidCap 400® Pure Value Fund	3,996%	868%
S&P SmallCap 600® Pure Growth Fund	3,105%	942%
S&P SmallCap 600® Pure Value Fund	1,587%	1,058%
Banking Fund	280%	233%
Basic Materials Fund	51%	49%
Biotechnology Fund	79%	51%
Consumer Products Fund	57%	43%
Electronics Fund	95%	96%
Energy Fund	534%	500%
Energy Services Fund	431%	296%
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Fund	Portfolio Turnover Rate for the Fiscal Year Ended March 31, 2025	Portfolio Turnover Rate for the Fiscal Year Ended March 31, 2024
Financial Services Fund	299%	119%
Health Care Fund	236%	116%
Internet Fund	175%	205%
Leisure Fund	263%	214%
Precious Metals Fund	452%	387%
Real Estate Fund	344%	249%
Retailing Fund	296%	299%
Technology Fund	138%	211%
Telecommunications Fund	159%	466%
Transportation Fund	100%	207%
Utilities Fund	475%	163%
Europe 1.25x Strategy Fund	4,585%	1,595%
Japan 2x Strategy Fund	--	--
Emerging Markets 2x Strategy Fund	925%	905%
Inverse Emerging Markets 2x Strategy Fund	--	--
Strengthening Dollar 2x Strategy Fund	--	--
Weakening Dollar 2x Strategy Fund	--	--
Government Long Bond 1.2x Strategy Fund	1,616%	1,573%
Inverse Government Long Bond Strategy Fund	643%	662%
High Yield Strategy Fund	--	--
Inverse High Yield Strategy Fund	--	--
Emerging Markets Bond Strategy Fund	--	--
U.S. Government Money Market Fund	--	--
The significant variations in the Funds’ portfolio turnover rates are due to the fluctuating volume of shareholder purchase and redemption orders or market conditions.
Portfolio Brokerage and Investment Allocation

The Advisor makes investment decisions for each Fund, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. The Advisor has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among each Fund and the Advisor’s other clients fairly, equitably and in a non-preferential manner over time.
The Advisor has discretionary trading authority on behalf of each Fund (and its other clients) and has a duty to each of those Funds (and its other clients) to seek the most favorable execution for each portfolio transaction it makes on their behalf. In furtherance of seeking the most favorable execution, the Advisor has adopted a Counterparty Approval Policy pursuant to which it maintains an Approved Counterparty List. Transactions may only be executed with counterparties/broker-dealers on the Approved Counterparties List unless an exception is granted by an authorized person under the Counterparty Approval Policy. Initially and on an ongoing basis, the Advisor consults a variety of information relating to a counterparty/broker-dealer, including regulatory reports and financial information, in connection with adding and maintaining a counterparty to the Approved Counterparty List. Generally, counterparties on the Approved Counterparty List must, in the Advisor’s opinion, have financial stability and a positive reputation in the industry. When reviewing brokers, the Advisor may consider, without limitation, the size and type of transaction, access to liquidity, execution efficiency and capability, and other factors it may deem appropriate. The Advisor uses its judgment to select a broker or dealer on the basis of how a transaction can be executed to achieve the most favorable execution for its client under the circumstances. Accordingly, the Advisor is not obligated
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to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for a Fund. The Advisor and its affiliates do not currently participate in soft dollar arrangements.
The Advisor may aggregate trade orders for one or more Funds and/or its other clients in a particular security, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for its clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. The Advisor will allocate such orders in a fair and equitable manner in relation to the objectives and needs of the Funds and other client accounts involved. When feasible, the Advisor will allocate these orders prior to executing the trade in accordance with its applicable policies and procedures. In some cases, the Advisor may use various forms of pro rata or other methods of allocation that are considered to be consistent with the Advisor’s established policies and procedures. Allocations for IPOs are typically handled in the same manner as any other aggregated trade, however, the Advisor will attempt to allocate IPOs among appropriate client accounts on a pro rata basis, subject to certain adjustments.
Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s markup or reflect a dealer’s markdown. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.
For the fiscal years ended March 31, 2025, March 31, 2024, and March 31, 2023, the Funds paid the following brokerage commissions:
Fund	Fund Inception Date	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended March 31, 2025	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended March 31, 2024	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended March 31, 2023
Inverse Mid-Cap Strategy Fund	2/20/2004	$0	$0	$13
Inverse NASDAQ-100® Strategy Fund	9/3/1998	$185	$62	$525
Inverse Russell 2000® Strategy Fund	2/20/2004	$49	$340	$344
Inverse S&P 500® Strategy Fund	1/7/1994	$485	$1,277	$1,205
Mid-Cap 1.5x Strategy Fund	8/16/2001	$2,687	$2,701	$2,242
Dow Jones Industrial Average® Fund	12/1/2015	$5,409	$3,409	$9,774
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	11/28/2014	$538,116	$158,642	$216,997
Nova Fund	7/12/1993	$43,289	$308,646	$175,097
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Fund	Fund Inception Date	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended March 31, 2025	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended March 31, 2024	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended March 31, 2023
NASDAQ-100® Fund	2/14/1994	$81,178	$143,558	$40,429
Russell 2000® Fund	5/31/2006	$2,576	$5,932	$2,572
Russell 2000® 1.5x Strategy Fund	11/1/2000	$600	$1,414	$805
S&P 500® Fund	5/31/2006	$26,143	$48,814	$72,398
S&P 500® Pure Growth Fund	2/20/2004	$86,181	$59,181	$30,546
S&P 500® Pure Value Fund	2/20/2004	$212,259	$120,197	$172,468
S&P MidCap 400® Pure Growth Fund	2/20/2004	$152,673	$180,607	$53,098
S&P MidCap 400® Pure Value Fund	2/20/2004	$137,809	$70,509	$219,456
S&P SmallCap 600® Pure Growth Fund	2/20/2004	$199,700	$31,316	$55,177
S&P SmallCap 600® Pure Value Fund	2/20/2004	$216,559	$61,409	$218,129
Banking Fund	4/1/1998	$21,638	$27,608	$17,911
Basic Materials Fund	4/1/1998	$8,867	$14,012	$28,407
Biotechnology Fund	4/1/1998	$41,057	$37,564	$40,375
Consumer Products Fund	7/6/1998	$13,641	$17,542	$26,828
Electronics Fund	4/1/1998	$24,623	$20,084	$14,306
Energy Fund	4/21/1998	$64,813	$128,452	$119,011
Energy Services Fund	4/1/1998	$30,913	$70,133	$71,528
Financial Services Fund	4/2/1998	$17,017	$10,473	$12,769
Health Care Fund	4/17/1998	$10,253	$8,282	$22,749
Internet Fund	4/6/2000	$11,637	$24,782	$6,770
Leisure Fund	4/1/1998	$6,062	$18,635	$9,964
Precious Metals Fund	12/1/1993	$454,805	$446,400	$503,596
Real Estate Fund	2/20/2004	$5,516	$3,069	$14,313
Retailing Fund	4/1/1998	$6,271	$10,110	$10,612
Technology Fund	4/14/1998	$11,900	$25,338	$9,820
Telecommunications Fund	4/1/1998	$20,728	$15,055	$9,359
Transportation Fund	4/2/1998	$5,807	$22,684	$12,837
Utilities Fund	4/3/2000	$40,944	$16,216	$57,260
Europe 1.25x Strategy Fund	5/8/2000	$61,300	$25,986	$10,705
Japan 2x Strategy Fund	2/22/2008	$2,313	$4,659	$3,569
Emerging Markets 2x Strategy Fund	10/29/2010	$11,909	$12,686	$7,343
Inverse Emerging Markets 2x Strategy Fund	10/29/2010	$0	$0	$0
Government Long Bond 1.2x Strategy Fund	1/3/1994	$4,801	$5,425	$9,732
Inverse Government Long Bond Strategy Fund	3/3/1995	$1,155	$2,156	$5,136
High Yield Strategy Fund	4/16/2007	$36,206	$24,582	$24,428
Inverse High Yield Strategy Fund	4/16/2007	$5,573	$7,964	$51,089
Emerging Markets Bond Strategy Fund	10/8/2013	$393	$1,607	$382
Strengthening Dollar 2x Strategy Fund	5/25/2005	$10,362	$3,730	$7,596
Weakening Dollar 2x Strategy Fund	5/25/2005	$3,832	$1,200	$1,361
U.S. Government Money Market Fund	12/1/1993	$0	$0	$0
Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall asset level and volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.
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Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement (as defined below). Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.
In some cases, the Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.
From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
For the fiscal year ended March 31, 2025, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.
Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Guggenheim Funds Distributors, LLC (the “Distributor”), the distributor of the Funds’ shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds’ objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to
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receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal years ended March 31, 2025, March 31, 2024, and March 31, 2023, the Funds did not pay brokerage commissions to the Distributor or any affiliated brokers.
Guggenheim Investments has created a Best Execution Committee in connection with the broker-dealer selection process and oversight of the best execution policies. The Best Execution Committee examines the performance of broker-dealers and, for equity trades, makes recommendations regarding the addition of potential broker-dealers. In addition, the Best Execution Committee works to mitigate potential conflicts of interest that could exist.
Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. As of March 31, 2025, the following Funds held the following securities of the Trust’s “regular brokers or dealers”:
Fund	Name of Broker/Dealer	Type of Security	Total Dollar ($) Amount of Securities of Each Regular Broker-Dealer Held
Dow Jones Industrial Average® Fund	Goldman Sachs Group, Inc.	Common Stock	$1,848,099
	JPMorgan Chase & Co.	Common Stock	$829,850
Nova Fund	Bank of America Corp.	Common Stock	$1,127,586
	Citigroup, Inc.	Common Stock	$543,783
	Goldman Sachs Group, Inc.	Common Stock	$695,427
	JPMorgan Chase & Co.	Common Stock	$2,799,118
S&P 500® Fund	Bank of America Corp.	Common Stock	$841,652
	Citigroup, Inc.	Common Stock	$405,921
	Goldman Sachs Group, Inc.	Common Stock	$519,522
	JPMorgan Chase & Co.	Common Stock	$2,089,220
S&P 500® Pure Value Fund	Bank of America Corp.	Common Stock	$107,413
	Citigroup, Inc.	Common Stock	$337,486
Banking Fund	Bank of America Corp.	Common Stock	$1,043,709
	Barclays plc	Common Stock	$234,547
	Citigroup, Inc.	Common Stock	$1,035,673
	JPMorgan Chase & Co.	Common Stock	$1,071,716
Financial Services Fund	Bank of America Corp.	Common Stock	$527,843
	Citigroup, Inc.	Common Stock	$354,950
	Goldman Sachs Group, Inc.	Common Stock	$410,810
	JPMorgan Chase & Co.	Common Stock	$820,038
Europe 1.25x Strategy Fund	BNP Paribas S.A.	Common Stock	$99,305
Management of the Funds

Trustees and Officers
Oversight of the management and affairs of the Trust and the Funds, including general supervision of the duties performed by the Advisor for the Funds under the investment advisory agreement between the Advisor and the Trust is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once
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the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services, competitiveness of fees and the Advisor's profitability.
The Board currently has 7 Trustees, 6 of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Each Independent Trustee does not own, nor do any of his or her immediate family members own, any stock or other securities issued by the Advisor or the Distributor or a person (other than a registered investment company, if applicable) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor as of December 31, 2024. Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”), because of her position with the Distributor and/or the parent of the Advisor.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (the “Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. As of the date of this SAI, the Fund Complex is comprised of 4 closed-end funds and 123 open-end funds advised or serviced by the Advisor or its affiliates.
Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001- present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	127
Current: Advent
Convertible and Income
Fund (2005-present);
Purpose Investments
Funds (2013-present).

Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021).

59

Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Retired. Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-2023); Senior Leader, TIAA (financial services firm) (1987-2012).	126
Current: Hunt
Companies, Inc. (2019-
present); Mutual Fund
Directors Forum (2022-
present); Bowhead
Specialty Holdings Inc.
(May 2024-present).

Former: Bowhead
Insurance GP, LLC
(2020-September
2024); Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Infinity
Property & Casualty
Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996- present); CEO, Lydon Media (2016- present). Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-April 2024); CEO, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	126
Current: The 2023 ETF
Series Trust (4) (2023-
present); The 2023 ETF
Series Trust II (1)
(2023-present); US
Global Investors, Inc.
(GROW) (1995-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Harvest
Volatility Edge Trust (3)
(2017-2019).

60

Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019 (Trustee) Since 2020 (Chair of the Nominating and Governance Committee)	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	127
Current: Advent
Convertible and Income
Fund (2003-present).

Former: PPM Funds
(2018-December 2024);
Endeavor Health
(2012-2024);
Guggenheim Energy &
Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	126
Current: SPDR Series
Trust (85) (2018-
present); SPDR Index
Shares Funds (25)
(2018-present); SSGA
Active Trust (32) (2018-
present).
Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); SSGA
Master Trust (1)
(2018-2020).

61

Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019
Current: Portfolio
Consultant (2010-
present); Member,
Governing Council,
Independent Directors
Council (2013-
present); Governor,
Board of Governors,
Investment Company
Institute (2018-
present).

Former: Member,
Executive Committee,
Independent Directors
Council (2016-2018);
Vice President,
Manager and Portfolio
Manager, Nuveen
Asset Management
(1998-1999); Vice
President, Nuveen
Investment Advisory
Corp. (1992-1999);
Vice President and
Manager, Nuveen Unit
Investment Trusts
(1991-1999); and
Assistant Vice
President and Portfolio
Manager, Nuveen Unit
Investment Trusts
(1988-1999), each of
John Nuveen & Co.,
Inc. (registered broker-
dealer) (1982-1999).
126
Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

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Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Interested Trustee
Amy J. Lee (1961)[4]	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018- present); Chief Legal Officer, certain other funds in the Fund Complex (2014- present); Vice President, certain other funds in the Fund Complex (2007- present); and Senior Managing Director, Guggenheim Investments (2012- present). Former: President and/or Chief Executive Officer, certain Funds in the Fund Complex (2017- 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	126
Former: Guggenheim
Energy & Income Fund
(2018-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2018-2022);
Guggenheim Enhanced
Equity Income Fund
(2018- 2021);
Guggenheim Credit
Allocation Fund
(2018-2021).

1
The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
2
Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents.
3
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, Rydex Variable Trust, Guggenheim Active Allocation Fund, Guggenheim Strategic Opportunities Fund, and Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of the Advent Convertible & Income Fund. Together with the Trust, these Trusts and Funds and their series, if any, comprise the “Fund Complex.” Figures provided in parentheses after the name of a fund complex for which a Trustee is a member of that fund complex’s Board of Trustees, indicate the number of funds overseen in that fund complex.
4
This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Advisor and/or the parent of the Advisor.
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The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.
Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019
Current: President, Mutual
Funds Boards, Guggenheim
Investments (2022-present);
President and Chief
Executive Officer, certain
other funds in the Fund
Complex (2018-present);
President, Mutual Funds
Board and Senior Managing
Director, Guggenheim Funds
Investment Advisors, LLC and
Security Investors, LLC
(2018-present); Board
Member, Guggenheim
Partners Investment Funds
plc (2022-present); Board
Member, Guggenheim Global
Investments plc (2022-
present); Board Member and
Chairman, Guggenheim
Credit Income Fund (2024-
present).

Former: Board Member,
Guggenheim Partners Fund
Management (Europe)
Limited (2018-2024); Senior
Managing Director and Chief
Administrative Officer,
Guggenheim Investments
(2018-2022); Managing
Director and President,
Deutsche Funds, and Head
of US Product, Trading and
Fund Administration,
Deutsche Asset Management
(2013-2018); Managing
Director, Chairman of North
American Executive
Committee and Head of
Business Management and
Consulting, Invesco Ltd.
(2010-2012).

James Howley (1972)	Chief Accounting Officer, Chief Financial Officer, Principal Financial and Accounting Officer, and Treasurer	Since 2022
Current: Managing Director,
Guggenheim Investments
(2004-present); Chief
Financial Officer, Chief
Accounting Officer, and
Treasurer, certain other funds
in the Fund Complex (2022-
present).

Former: Assistant Treasurer,
certain other funds in the
Fund Complex (2006-2022);
Manager, Mutual Fund
Administration of Van
Kampen Investments, Inc.
(1996-2004).

64

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); and Managing Director, Guggenheim Investments (2007-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: Chief Compliance
Officer, certain other funds in
the Fund Complex (2012-
present); Senior Managing
Director, Guggenheim
Investments (2012-present);
and Senior Managing
Director, Guggenheim Funds
Distributors, LLC (2014-
present).

Former: Chief Compliance
Officer, Security Investors,
LLC and Guggenheim Funds
Investment Advisors, LLC
(2012-2018); Chief
Compliance Officer,
Guggenheim Distributors,
LLC (2009-2014); Senior
Manager, Security Investors,
LLC (2004-2014); and Senior
Manager, Guggenheim
Distributors, LLC
(2004-2014).

Margaux M. Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance
Officer, Security Investors,
LLC and Guggenheim Funds
Investment Advisors, LLC
(2018-present); AML Officer,
Security Investors, LLC and
certain other funds in the
Fund Complex (2017-
present); and Managing
Director, Guggenheim
Investments (2015-present).

Former: Assistant Chief
Compliance Officer, Security
Investors, LLC and
Guggenheim Funds
Investment Advisors, LLC
(2015-2018).

Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014- present); and Managing Director, Guggenheim Investments (2012-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016
Current: Director,
Guggenheim Investments
(2012-present); and Assistant
Treasurer, certain other funds
in the Fund Complex (2012-
present).

Former: Financial Reporting
Manager, Invesco, Ltd.
(2010-2011); Vice President/
Assistant Treasurer, Mutual
Fund Administration for Van
Kampen Investments, Inc./
Morgan Stanley Investment
Management (2009-2010);
and Manager of Mutual Fund
Administration, Van Kampen
Investments, Inc./Morgan
Stanley Investment
Management (2005-2009).

65

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); and Assistant Treasurer, certain other funds in the Fund complex (2016- present).
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Director,
Guggenheim Investments
(2017-present); and Assistant
Treasurer, certain other funds
in the Fund Complex (2017-
present).

Former: Assistant Treasurer
of Henderson Global Funds
and Manager of US Fund
Administration, Henderson
Global Investors (North
America) Inc. ("HGINA")
(2017); Senior Analyst of US
Fund Administration, HGINA
(2014-2017); Senior
Associate of Fund
Administration, Cortland
Capital Market Services, LLC
(2013-2014); and
Experienced Associate,
PricewaterhouseCoopers
LLP (2012-2013).

*
The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified or until his or her earlier death, inability to serve, resignation or removal.
Board Leadership Structure
The primary responsibility of the Board is to represent the interest of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are Independent Trustees. The Board generally acts by majority vote of all the Trustees and, if required by applicable laws, also by a majority vote of the Independent Trustees.
The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees other than the Valuation Oversight Committee, which is comprised of all Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, including through the review of the Trust’s: contractual arrangements with service providers and the Funds’ financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership (other than for the Valuation Oversight Committee) limited to Independent Trustees, is appropriate in light of the characteristics and
66

circumstances of the Trust because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the Trust and other trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund, the Trust and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Qualifications and Experience of Trustees
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of other funds in the Fund Complex. The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the experience, qualifications, attributes and skills of Trustees are pursuant to SEC requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2019 and as a trustee of other funds in the Fund Complex since 2004. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, his prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory, governance and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Trustee of the Trust and as a trustee of other funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, her professional training in law and business, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, regulatory, governance and investment matters.
Thomas F. Lydon, Jr.—Mr. Lydon has served as a Trustee of the Trust and as a trustee of other funds in the Fund Complex since 2005. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Contracts Review Committee, his service on other registered investment company boards, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2019 and as a trustee of other funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating and Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as a partner of the law firm, Momkus LLP, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Trustee of the Trust and as a trustee of other funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Companies, Inc., a construction and real estate development company, her Certified Public Accountant (inactive) designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
67

Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2019 and as a trustee of other funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (“IDC”) of the Investment Company Institute (“ICI”) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory, governance and investment matters.
Amy J. Lee—Ms. Lee has served as a Trustee of the Trust since 2019 and as a trustee of other funds in the Fund Complex since 2018. She previously served as a Trustee of the Trust from March 2018 through February 2019. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Life Insurance Company and Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Each Trustee also has considerable familiarity with the Trust, the Funds, the Advisor and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the funds in the Fund Complex or, with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisors of the funds of the Fund Complex.
Board's Role in Risk Oversight
The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds' investments and operations, is performed by third-party service providers, primarily the Advisor and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds' business and consequently, for managing risks associated with that activity. Each of the Advisor, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Contracts Review Committee, the Nominating and Governance Committee, and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis, as applicable. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and Guggenheim Investments’ risk management personnel and internal auditors for the Advisor or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service
68

providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Advisor on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees the Advisor as valuation designee in the performance of fair value determinations of the Funds’ securities and/or other assets in accordance with Rule 2a-5 under the 1940 Act. The Board has approved the Funds’ valuation policy and procedures and the Advisor’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Valuation Oversight Committee reviews, at least annually, a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and also receives periodic and prompt reporting on fair value matters from the valuation designee, in accordance with the Trust’s valuation policy and procedures. The Board also requires the Advisor to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented a liquidity risk management program and related procedures (the “Liquidity Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board oversees the Funds’ use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to each of the Funds that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters. With respect to each Fund that is classified as a limited derivatives user fund (each an “LDU Fund”), the Board oversees the Fund’s derivatives risks through, among other things, receiving written reports by the Advisor regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds' investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds' investment management and business affairs are carried out by or through the Advisor, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Advisor. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
Board Committees
Audit Committee—The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Ms. Sponem serves as Chair of the Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Funds’ systems for accounting, financial reporting
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and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Funds’ financial statements (and the audit thereof), reviewing reports from the Advisor on portfolio securities pricing errors and errors in the calculation of the NAV of a Fund, as well as overseeing the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Audit Committee met six times during the fiscal year ended March 31, 2025.
Contracts Review Committee—The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of each Fund and its shareholders are served by the terms of these contracts. The Contracts Review Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, distribution agreements, distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act and certain other agreements and plans. In addition, at its discretion or at the request of the Board, the Contracts Review Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust, on behalf of each Fund, is or is proposed to be a party. The Contracts Review Committee met two times during the fiscal year ended March 31, 2025.
Executive Committee—The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee did not meet during the fiscal year ended March 31, 2025.
Nominating and Governance Committee—The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. To have a candidate considered by the Nominating and Governance Committee, a shareholder should submit the recommendation in writing, delivered to or mailed and received at the principal executive offices of the Trust at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850 to the attention of the Nominating and Governance Committee, care of the Secretary of the Trust. Additional requirements and procedures relating to shareholder submissions may be communicated to the shareholder in response to the submission. The Nominating and Governance Committee periodically reviews other governance and policy matters affecting the operation of the Board and Board committees, including the Independent Trustee compensation structure. The Nominating and Governance Committee met three times during the fiscal year ended March 31, 2025.
Valuation Oversight Committee—The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee, as well as Amy J. Lee, who is an Interested Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee’s primary function is to oversee the activities of the Advisor as valuation designee in making fair value determinations of the Funds’ securities and other assets and performing its other valuation responsibilities. The Valuation Oversight Committee receives reporting on valuation matters from the valuation designee in accordance with the Trust’s valuation policy and procedures. The Valuation Oversight Committee met four times during the fiscal year ended March 31, 2025.
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Remuneration of Trustees
The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; and the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, the Nominating and Governance Committee, and the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets.
The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust. The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Guggenheim Family of Funds, to each of the Independent Trustees during the fiscal year ended March 31, 2025 is set forth below.
Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Interested Trustees
Amy J. Lee	$0	$0	$0	$0
Independent Trustees
Randall C. Barnes	$71,671	$0	$0	$373,750
Angela Brock-Kyle	$66,643	$0	$0	$347,500
Thomas F. Lydon, Jr.	$71,671	$0	$0	$373,750
Ronald A. Nyberg	$71,671	$0	$0	$373,750
Sandra G. Sponem	$75,281	$0	$0	$392,500
Ronald E. Toupin, Jr.	$90,637	$0	$0	$472,500
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.
The Advisor compensates its officers and directors who also may serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.
Trustee Ownership of Securities
As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below. If a Fund is not shown for a Trustee, the Trustee did not beneficially own shares of the Fund as of the end of most recently completed calendar year.
Trustee	Fund	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee*
Interested Trustee
Amy J. Lee	None	None	$1-$10,000
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Trustee	Fund	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee*
Independent Trustees
Randall C. Barnes	None	None	Over $100,000
Angela Brock-Kyle	None	None	Over $100,000
Thomas F. Lydon, Jr.	Russell 2000® Fund	$10,001-$50,000	$10,001-$50,000
Ronald A. Nyberg	None	None	Over $100,000
Sandra G. Sponem	None	None	Over $100,000
Ronald E. Toupin, Jr.	None	None	Over $100,000
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.
Code of Ethics
The Trust has adopted a Combined Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Advisor and the Distributor, as well as certain other affiliated entities, also are covered by the Combined Code of Ethics adopted by the Trust. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees (“access persons”) of the Trust, Advisor and Distributor, as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC and is available to the public.
Proxy Voting
The Board has delegated to the Advisor the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. Certain funds of the Guggenheim Family of Funds (“investing fund”), such as a Fund, may invest in other funds of the Guggenheim Family of Funds (“underlying fund”), including another Fund, and as a result, an investing fund may be a shareholder of record of, and own shares with voting rights of, an underlying fund. With respect to a proposal that applies on a trust-wide basis (i.e., all series of the underlying fund’s trust will vote together on the proposal, e.g., election of trustees), the investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders of series of the underlying fund’s trust that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates in the aggregate. The investing fund’s adviser may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate. As a general matter, for proposals that are fund or class-specific (i.e., each fund or class votes separately), an investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders in that underlying fund that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates (also called “mirror” or “echo” voting). With regard to investing funds that hold shares in underlying funds that are offered exclusively to funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates and institutional accounts managed by such advisers or their affiliates, an investing fund’s adviser will cause the investing fund to: (i) echo vote in proportion to votes of the shareholders of the investing fund in the event that both the investing and underlying funds are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing fund or an independent proxy voting service if deemed appropriate by the independent board members of the investing fund. In addition, a Fund may be required by regulation to vote its shares of another fund registered under the 1940 Act in the same proportion as the vote of all other holders of shares of such Fund.
The Advisor’s Proxy Voting Policies and Procedures (in this section, the “Procedures”) are designed to ensure that proxies are voted in the best interests of each Fund. Where the Advisor has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. The Advisor will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
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The financial interest of the Advisor’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Advisor and its clients with respect to proxy voting are resolved in the best interests of the clients. Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.
The Advisor has adopted the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as the Advisor’s proxy voting guidelines (in this section, the “Guidelines”). The Advisor also has engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for the Advisor’s clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The Advisor reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties at least annually. The Advisor may override the Guidelines recommending a vote on a particular proposal if the Advisor determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the Guidelines, the reasons will be documented in writing by the Advisor.
The Advisor seeks to vote securities in the best interest of clients, and will apply the Guidelines regardless of whether the issuer, a third party, or both solicit the Advisor’s vote.
In the absence of contrary instructions received from the Advisor, ISS will vote proxies in accordance with the Guidelines, as such Guidelines may be revised from time to time. The Advisor will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) the Advisor has decided to vote some or all of the shares contrary to the Guidelines.
(1)
Proposals not addressed by Guidelines: ISS will notify the Advisor of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which the Advisor has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If the investment team(s) responsible, together with the Proxy Voting Advisory Group (“PVAG”) (a group comprised of representatives from investment management, compliance, operational due diligence services, operations, and legal that is responsible for overseeing the proxy voting activities and policies and procedures of the Advisor and certain affiliated entities), determines that there are no material conflicts of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAG. If there is a material conflict of interest, the Advisor will follow the procedures outlined below.
(2)
Proposal to be voted contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the investment team will consult with the PVAG to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAG, determines that there is no material conflict of interest, the Advisor will override ISS’s vote recommendation in accordance with the recommendation of said investment team(s) and with approval from the PVAG. If there is a material conflict of interest, the Advisor will follow the procedures outlined below.
The Advisor may occasionally be subject to material conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the Advisor or its affiliates provide or are seeking to provide services to the company on whose behalf proxies are being solicited, and the amount of fees involved is or would be material to the Advisor or its affiliates, (b) an employee of the Advisor or its affiliates has a personal relationship with the relevant company’s management or another proponent of a proxy issue, and the employee may be in a position to influence the proxy voting decision, or (c) an immediate family member of the employee of the Advisor or its affiliates is a director or executive officer of the relevant company, and the employee may be in a position to influence the proxy voting decision. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team will consult with the PVAG to determine how to resolve the conflict consistent with the procedures below.
If the Guidelines do not address a proposal, or the Advisor wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and the Advisor has a material conflict of interest as to the vote, then the Advisor may resolve the conflict in any of the following ways, as recommended by the PVAG:
•
Refer Proposal to the Client - the Advisor may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
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•
Obtain Client Ratification - if the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Advisor will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
•
Abstaining from voting.
•
Use another Independent Third Party for All Proposals - subject to any client-imposed proxy voting policies, the Advisor may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).
•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - subject to any client-imposed proxy voting policies, the Advisor may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).
•
Demonstrate that its Vote was Not the Product of a Material Conflict – in limited situations, the Advisor may be able to demonstrate that its vote was not the product of a conflict. For example, the Advisor may be able to demonstrate that an investment team recommending an override of a proxy voting recommendation was insulated from the conflict or used a predetermined policy to arrive at its view.
The method selected by the PVAG to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with the Advisor’s duty of loyalty and care.
In certain instances, proxy voting involves logistical issues which affect the Advisor’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) securities being subject to lending arrangements; (ii) special issues with voting foreign proxies; (iii) share blocking; and (iv) lack of adequate information, untimely receipt of proxy, or excessive costs.
Where a proxy proposal pertains to a security on loan pursuant to a Fund’s securities lending arrangement, the Advisor will refrain from voting such securities where they determine, in their discretion and consistent with their fiduciary duties, that the costs to the Fund and/or the administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting.
With regard to voting proxies of foreign companies, voting such proxies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a Fund, the Advisor may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.
The Adviser may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines.
The Advisor will provide clients with a copy of its Procedures upon written request and will make specific voting information relating to a client available to that client upon written request.
The Funds are required to file Form N-PX with the SEC with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX is available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov. The Funds also make available their proxy voting record included in their Form N-PX filing at https://www.guggenheiminvestments.com/mutual-funds/literature.
Investment Advisory Services
Pursuant to an Advisory Agreement, dated March 1, 2012, between the Trust and Security Investors, LLC (the “Advisory Agreement”), the Advisor, principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017, serves as investment adviser and provides portfolio management services to each Fund. The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federally-registered investment adviser since 1971. The Advisor also is registered as a CPO with the CFTC and NFA with respect to the
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Funds. The Advisor does business as Guggenheim Investments and is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC (“Guggenheim Capital”), an affiliate of Guggenheim Partners, LLC, a global, diversified financial services firm. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.
Pursuant to the Advisory Agreement, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. Pursuant to the Advisory Agreement, each Fund pays the Advisor a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, as set forth below. The Advisor may, from time to time reimburse certain expenses of the Funds in order to limit the Funds’ operating expenses as described in the Prospectuses. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.
For the fiscal years ended March 31, 2025, March 31, 2024, and March 31, 2023, the Funds paid the following advisory fees to the Advisor:
Fund	Fund Inception Date	Advisory Fee	Advisory Fees Paid During the Fiscal Year Ended March 31, 2025	Advisory Fees Paid During the Fiscal Year Ended March 31, 2024	Advisory Fees Paid During the Fiscal Year Ended March 31, 2023
Inverse Mid-Cap Strategy Fund	2/20/2004	0.90%	$3,737	$19,211	$10,766
Inverse NASDAQ-100® Strategy Fund	9/3/1998	0.90%	$153,011	$192,688	$430,804
Inverse Russell 2000® Strategy Fund	2/20/2004	0.90%	$19,241	$35,621	$107,887
Inverse S&P 500® Strategy Fund	1/7/1994	0.90%	$367,697	$443,690	$762,729
Dow Jones Industrial Average® Fund	12/1/2015	0.75%	$170,940	$179,644	$211,659
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	11/28/2014	0.90%	$6,056,431	$4,652,418	$2,619,970
Mid-Cap 1.5x Strategy Fund	8/16/2001	0.90%	$123,429	$103,753	$111,660
Nova Fund	7/12/1993	0.75%	$1,982,955	$1,289,992	$1,403,145
NASDAQ-100® Fund	2/14/1994	0.75%	$14,018,043	$11,779,624	$9,434,511
Russell 2000® Fund	5/31/2006	0.75%	$153,167	$204,470	$188,978
Russell 2000® 1.5x Strategy Fund	11/1/2000	0.90%	$60,017	$58,510	$69,136
S&P 500® Fund	5/31/2006	0.75%	$1,681,425	$1,244,428	$841,657
S&P 500® Pure Growth Fund	2/20/2004	0.75%	$509,250	$255,040	$282,673
S&P 500® Pure Value Fund	2/20/2004	0.75%	$152,962	$140,972	$407,740
S&P MidCap 400® Pure Growth Fund	2/20/2004	0.75%	$330,773	$341,946	$294,051
S&P MidCap 400® Pure Value Fund	2/20/2004	0.75%	$74,005	$126,013	$201,826
S&P SmallCap 600® Pure Growth Fund	2/20/2004	0.75%	$89,025	$47,230	$99,699
S&P SmallCap 600® Pure Value Fund	2/20/2004	0.75%	$126,795	$51,072	$131,134
Banking Fund	4/1/1998	0.85%	$143,749	$104,166	$76,931
Basic Materials Fund	4/1/1998	0.85%	$228,443	$262,786	$360,897
Biotechnology Fund	4/1/1998	0.85%	$876,759	$953,505	$1,146,876
Consumer Products Fund	7/6/1998	0.85%	$435,501	$557,421	$762,252
Electronics Fund	4/1/1998	0.85%	$955,601	$674,669	$326,035
Energy Fund	4/21/1998	0.85%	$215,981	$360,371	$814,401
Energy Services Fund	4/1/1998	0.85%	$68,537	$211,774	$282,528
Financial Services Fund	4/2/1998	0.85%	$172,033	$123,172	$104,553
Health Care Fund	4/17/1998	0.85%	$207,902	$205,305	$302,564
Internet Fund	4/6/2000	0.85%	$133,158	$224,448	$101,745
Leisure Fund	4/1/1998	0.85%	$73,958	$110,626	$100,750
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Fund	Fund Inception Date	Advisory Fee	Advisory Fees Paid During the Fiscal Year Ended March 31, 2025	Advisory Fees Paid During the Fiscal Year Ended March 31, 2024	Advisory Fees Paid During the Fiscal Year Ended March 31, 2023
Precious Metals Fund	12/1/1993	0.75%	$603,332	$447,856	$529,055
Real Estate Fund	2/20/2004	0.85%	$39,839	$19,189	$33,898
Retailing Fund	4/1/1998	0.85%	$79,212	$75,419	$87,831
Technology Fund	4/14/1998	0.85%	$488,239	$487,287	$296,380
Telecommunications Fund	4/1/1998	0.85%	$142,809	$26,523	$31,352
Transportation Fund	4/2/1998	0.85%	$79,472	$128,758	$131,346
Utilities Fund	4/3/2000	0.85%	$235,107	$144,975	$387,598
Europe 1.25x Strategy Fund	5/8/2000	0.90%	$37,559	$46,593	$22,747
Japan 2x Strategy Fund	2/22/2008	0.75%	$11,741	$20,433	$9,376
Emerging Markets 2x Strategy Fund	10/29/2010	0.90%	$33,369	$30,764	$49,252
Inverse Emerging Markets 2x Strategy Fund	10/29/2010	0.90%	$3,206	$4,048	$9,567
Government Long Bond 1.2x Strategy Fund	1/3/1994	0.50%	$122,939	$198,105	$311,446
Inverse Government Long Bond Strategy Fund	3/3/1995	0.90%	$161,490	$309,328	$1,004,033
High Yield Strategy Fund	4/16/2007	0.75%	$275,343	$295,252	$147,034
Inverse High Yield Strategy Fund	4/16/2007	0.75%	$36,490	$87,973	$159,532
Emerging Markets Bond Strategy Fund	10/8/2013	0.75%	$4,337	$10,543	$3,009
Strengthening Dollar 2x Strategy Fund	5/25/2005	0.90%	$28,013	$42,834	$84,858
Weakening Dollar 2x Strategy Fund	5/25/2005	0.90%	$11,260	$12,244	$11,598
U.S. Government Money Market Fund *	12/1/1993	0.50%	$1,317,888	$1,312,941	$1,578,956
*
The Advisor may reimburse expenses or waive fees for the U.S. Government Money Market Fund to the extent necessary to maintain the U.S. Government Money Market Fund’s net yield at a certain level as determined by the Advisor. The advisory fees paid by the U.S., Government Money Market Fund reflected in the above chart, are net of any such waiver or reimbursement. For the fiscal years ended March 31, 2025, March 31, 2024, and March 31, 2023, the Advisor reimbursed expenses and/or waived fees of the Fund in the amounts of $0, $0, and $336,883, respectively. Any such fee waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the U.S. Government Money Market Fund will be able to avoid a negative yield.
For each Fund (with the exception of the U.S. Government Money Market Fund), the Advisor has contractually agreed to waive and/or reimburse each Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to a Fund of the termination of the agreement. The agreement may be terminated at any time by the Board. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
For the Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund, the Advisor also has contractually agreed to additionally waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to a Fund of the termination of the agreement. The agreement may be terminated at any time by the Board. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
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For the Europe 1.25x Strategy Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.10% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Board. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
For the NASDAQ-100® Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through August 1, 2026 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Board. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
In addition to the contractual waiver and/or reimbursement arrangements discussed above, the Advisor also has contractually agreed, through August 1, 2026, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment adviser. The Advisor is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms with respect to a Fund, unless the Advisor provides written notice to the Fund of the termination of the agreement.
After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Portfolio Managers
This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Other Accounts Managed by Portfolio Managers. As of March 31, 2025, including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adrian Bachman	40	$760	0	$0	0	$0
Michael Byrum	107	$5,198	0	$0	0	$0
Brendan Cain	103	$5,132	0	$0	0	$0
Spencer Crane	103	$5,132	0	$0	0	$0
Scott Miller	103	$5,132	0	$0	0	$0
None of the accounts managed by the portfolio managers are subject to performance-based advisory fees.
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Information Regarding Potential Conflicts of Interest
Potential Conflicts Related to the Sale of Fund Shares. The Advisor, its affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. The Funds and/or the Advisor or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds over other funds or financial products.
To the extent permitted by applicable law, the Advisor and its affiliates and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of the assets of the Advisor or its affiliates or amounts payable to the Advisor or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Funds over other funds or financial products.
Potential Conflicts Related to Management of the Funds by the Advisor. The following are descriptions of certain conflicts, financial or otherwise, that the Advisor and its employees may have in managing the Funds. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Advisor, its affiliates, or their respective clients. To address these and other actual or potential conflicts, the Advisor and the Funds have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Advisor’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Advisor’s affiliates and are not employees or clients of the Advisor.
Additional information about potential conflicts of interest regarding the Advisor is set forth in the Advisor’s Form ADV. A copy of Part 1 and Part 2A of the Advisor’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Advisor and Its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Advisor is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Advisor (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Advisor in managing the Funds.
For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Advisor, its affiliates and their respective other clients, on the other hand. The Advisor and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, restructuring, liability management, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Advisor or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Advisor and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of a Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Advisor’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by a Fund. Such activities can give rise to interests different from or adverse to those of the Fund, and they could affect the prices and availability of the securities and instruments that a Fund holds or that the Advisor seeks to buy or sell for a Fund’s account, which could adversely impact the financial returns of the Funds.
These Other Business Activities may create other potential conflicts of interests in managing the Funds, may cause the Funds to be subject to additional regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund's participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Advisor and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit the Advisor, its affiliates or other client accounts.
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The Advisor’s and Its Affiliates’ Activities on Behalf of Other Clients. The Advisor and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts (including through the Advisor’s or an affiliate’s participation in third-party sponsored separately managed account programs through which the Advisor an affiliate provides discretionary sub-advisory services to individuals and other investors), open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Advisor, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by Funds and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Funds. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affects the market value of securities held in another client portfolio, or trading terms could be adversely affected when opposite trades are executed, In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Funds. Regardless of the similarity in investment objectives and strategies between the Funds and Other Clients, the Advisor may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Funds, and the Funds and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. Furthermore, the manner in which the Advisor executes a strategy for the Funds may differ from how that same or similar strategy is executed for Other Clients due to, for example, investment restrictions imposed by the Funds or the Other Client. These practices, limitations and conflicts may be disadvantageous to the Funds and adversely affect their performance.
The investment policies, fee arrangements and other characteristics of the Funds may also vary from those of Other Clients. In some cases, the Advisor or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Funds (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Funds or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Funds. The Advisor, on behalf of the Funds or Other Clients, may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Advisor will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Advisor may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Funds and other clients. These potential conflicts of interests between the Advisor’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small-capitalization, emerging market, distressed or less liquid strategies.
Advisor Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Advisor, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Advisor, its related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc., a diversified company with several insurance company subsidiaries (together with its subsidiaries, (“Sammons”)), holds indirect, significant economic interests in Guggenheim Capital, LLC (“Guggenheim Capital”, the Advisor’s ultimate parent company. As a result of its ownership stake in Guggenheim Capital, Sammons is the largest individual stakeholder of the Advisor. Certain of Sammons’ wholly owned insurance company and other
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subsidiaries are advisory clients of, and pay fees to, the Advisor or its affiliates. As a result, Sammons is the largest source of annual advisory fees paid to the Advisor and/or certain other Guggenheim Entities. Sammons also has other relationships with the Advisor and various Guggenheim Entities.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Advisor (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Advisor. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Advisor has invested or will invest on behalf of its clients or to which the Advisor has provided or will provide financing on behalf of its clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Advisor’s clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to the Advisor and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Advisor on behalf of its clients. The Advisor does not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Advisor in managing the Funds and could create an incentive for the Advisor to favor the interests of these companies over its clients. These incentives are more pronounced where the Advisor has multiple relationships with the client. For example, the Advisor has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Advisor clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Funds and other clients of the Advisor. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Advisor, on behalf of the Funds, and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Advisor may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Advisor may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Funds. In addition, the Advisor may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Advisor mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Advisor’s pecuniary or investment interests (or those of their respective employees or affiliates). The Funds and the Advisor also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit the Funds’ transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities. As described above, the Advisor and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Funds, and such Other Clients could be viewed as being in competition with the Funds for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Funds may vary from those of the Other Clients, and the Advisor may face potential conflicts of interest because the Advisor may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
At times, in order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by the Advisor unless the Advisor believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the
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terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. In particular, the Advisor expects that trades will be aggregated between the Advisor’s clients and the Advisor’s affiliates’ clients unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When the Advisor believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Advisor has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, the Advisor will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, the Advisor may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Advisor allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors can result in non-pro rata allocations, and particular client accounts (including client accounts in which the Advisor and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) will receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Funds may devote as much time to the Funds as the Advisor deems appropriate to perform its duties in accordance with reasonable commercial standards and the Advisor’s duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Funds may have no interest. As a result of these separate business activities, the Advisor may have conflicts of interest in allocating management time, services and functions among the Funds and Other Business Activities or Other Clients in that the time and effort of the Funds’ portfolio managers would not be devoted exclusively to the business of the Funds.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Advisor and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Advisor will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Advisor may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Funds’ Investments. Fund assets are valued in accordance with the Funds’ valuation policy and procedures and Advisor’s Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures. The valuation of a security or other asset for the Funds may differ from the value ascribed to the same asset by affiliates of the Advisor
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(particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Funds’ procedures or may have access to different information or pricing vendors or use different models or techniques. The Advisor has been designated as the valuation designee to perform fair value determinations for the Funds with respect to all Funds’ investments of Fund assets and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Funds may invest in other funds sponsored, managed, advised or sub-advised by the Advisor or its affiliates. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of a Fund. As disclosed in the Prospectus(es) and this SAI, the Advisor has agreed to waive certain fees associated with these investments, which will reduce, but will not eliminate, these types of conflicts. In other circumstances, the Advisor may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Advisor that will be compensated for such services.
Potential Conflicts Associated with the Advisor and Its Affiliates Acting in Multiple Capacities Simultaneously
Principal and Cross Transactions. The Advisor may, to the extent permitted under applicable law, effect client cross transactions where the Advisor causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because the Advisor represents the interests of both the selling account and the buying account in the same transaction, and the Advisor could seek to treat one party to the cross transaction more favorably than the other party. The Advisor has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Advisor’s fiduciary duties and obligation to seek best execution and applicable rules.
The Advisor and Its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, the Advisor may cause the Funds to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) the Advisor or one of its affiliates. Such investments may include (i) investments that the Advisor or one of its affiliates originated, arranged or placed, (ii) investments in which the Advisor’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Advisor’s affiliate represented the buyer or seller); (iii) investments where the Advisor or its affiliates provided other services to a transaction participant or other third party, (iv) investments where the Advisor or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by the Advisor or its affiliates, investment funds or pools managed by the Advisor or its affiliates or assets or obligations managed by the Advisor or its affiliates. Commissions, fees, or other remuneration payable to the Advisor or its affiliates in these transactions may present a potential conflict in that the Advisor may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Advisor may cause the Funds to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Advisor, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Advisor’s affiliates or its related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Advisor’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of the Advisor, or the Advisor’s advisory client is a lender or financing provider to the Advisor or its affiliates (including a parent), a potential conflict may exist as the Advisor may have an incentive to favor the interests of those clients relative to those of its other clients.
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Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Advisor’s affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Advisor but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Funds’ investment programs, these funds may reduce capacity otherwise available to the Funds.
To the extent permitted by applicable law, the Advisor and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to portfolio holdings of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Some of the Advisor’s employees (or others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which a Fund invests. These services are separate from the services the Advisor renders to the Funds and may thus create conflicts. Certain professionals, including investment professionals of the Advisor may, from time to time, also serve as investment professionals of affiliates. These arrangements, and the relationship between the Advisor and the affiliates, present potential conflicts of interest, including those described herein. Present and future activities of the Advisor and its affiliates (and the role and relationships of the Advisor’s personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. The Advisor compensates portfolio managers for their management of a Fund’s portfolio. Compensation is evaluated (1) quantitatively based on their contribution to investment performance and portfolio risk control and (2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm-wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. Some portfolio managers earn compensations that vary based on the performances of certain accounts or investments. All employees of the Advisor also are eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. The Advisor’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of certain funds managed by the particular portfolio manager. The value of the fund shares under the deferred compensation programs is awarded annually and each award vests over a period of years (generally 4 years). As discussed below, a portfolio manager’s ownership of shares of a fund, including a Fund, managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such fund, or Fund, over other Funds or other accounts.
Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of each Fund that he manages in which he owns shares as of the most recently completed fiscal year. Unless noted below, the portfolio managers did not own shares of any Fund as of March 31, 2025. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
Portfolio Manager	Fund	Dollar Range of Shares Owned
Adrian Bachman	None	None
Michael P. Byrum	None	None
Brendan Cain	None	None
Spencer Crane	None	None
Scott Miller	None	None
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Administration, Fund Accounting and Transfer Agency Services
Pursuant to an Amended and Restated Open-End Fund Accounting and Administration Agreement, dated October 24, 2022, between the Trust and MUFG Investor Services (US), LLC (“MUIS”) (the “Fund Accounting and Administration Agreement”), MUIS, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the administrative agent for the Funds. As administrative agent, MUIS performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, MUIS receives a fixed annual fee, apportioned to each series of the Trust based on average daily net assets, plus a fee, payable monthly in arrears, based on a percentage of its average daily net assets. MUFG also receives from the Funds fees based on the number of Funds or share classes offered by the Funds, as applicable, for certain filing and reporting services MUFG provides to the Funds. The Funds also reimburse MUFG for certain out-of-pocket expenses.
Pursuant to an Amended and Restated Transfer Agency Agreement, dated October 24, 2022, between the Trust and MUIS (the “Transfer Agency Agreement”), MUIS also serves as transfer agent for the Funds. As transfer agent, MUIS performs all shareholder servicing functions for the Funds, including processing purchase and redemption transactions, processing transfers and exchanges, maintenance of shareholder accounts, answering inquiries, supporting the mailing and e-delivery of shareholder communications, and acting as the dividend disbursing agent.
The Funds have agreed to reimburse MUIS, the Advisor, the Distributor and any of their affiliates for any expenses they pay to financial intermediaries, such as third-party administrators, broker/dealers, banks, insurance companies or other subcontractors, for providing certain sub-transfer agency and similar subcontracted services, pursuant to various sub-transfer agency and other subcontractor agreements. Payments reimbursed by the Funds pursuant to such agreements are generally calculated based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, any Rule 12b-1 fees the financial intermediary also may be receiving pursuant to agreements with the Distributor. The fees paid for sub-transfer agency and similar subcontracted services vary based on, for example, the nature of the services provided. For the Funds’ most recently completed fiscal year, the total sub-transfer agency payments of this nature made by the Trust, on behalf of the Funds, were approximately $5,051,124.
Each Fund pays all of its respective expenses not assumed by MUIS or the Distributor, including organization expenses; Trustees’ fees; fees of the Funds’ custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; distribution fees (if any); legal, auditing and accounting expenses; and reasonable out-of-pocket expenses. Each Fund also pays for the preparation and distribution of its Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, any private debt and derivatives investments of the Funds often require legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Funds. In certain cases, these fees can be borne by several Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
For the fiscal years ended March 31, 2025, March 31, 2024, and March 31, 2023, the Funds paid the following accounting and administration service fees to MUIS:
Fund	Fund Inception Date	Accounting and Administration Service Fees Paid During the Fiscal Year Ended March 31, 2025	Accounting and Administration Service Fees Paid During the Fiscal Year Ended March 31, 2024	Accounting and Administration Service Fees Paid During the Fiscal Year Ended March 31, 2023
Inverse Mid-Cap Strategy Fund	2/20/2004	$634	$3,254	$1,762
Inverse NASDAQ-100® Strategy Fund	9/3/1998	$25,937	$32,637	$69,093
Inverse Russell 2000® Strategy Fund	2/20/2004	$3,262	$6,033	$16,885
Inverse S&P 500® Strategy Fund	1/7/1994	$62,328	$75,151	$119,067
Dow Jones Industrial Average® Fund	12/1/2015	$34,770	$36,511	$39,945
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Fund	Fund Inception Date	Accounting and Administration Service Fees Paid During the Fiscal Year Ended March 31, 2025	Accounting and Administration Service Fees Paid During the Fiscal Year Ended March 31, 2024	Accounting and Administration Service Fees Paid During the Fiscal Year Ended March 31, 2023
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	11/28/2014	$877,879	$716,632	$398,736
Mid-Cap 1.5x Strategy Fund	8/16/2001	$20,922	$17,574	$17,084
Nova Fund	7/12/1993	$398,983	$261,791	$253,905
NASDAQ-100® Fund	2/14/1994	$1,989,014	$1,719,203	$1,242,834
Russell 2000® Fund	5/31/2006	$41,873	$55,881	$48,364
Russell 2000® 1.5x Strategy Fund	11/1/2000	$10,173	$9,910	$10,630
S&P 500® Fund	5/31/2006	$459,638	$340,083	$216,155
S&P 500® Pure Growth Fund	2/20/2004	$103,584	$51,834	$52,398
S&P 500® Pure Value Fund	2/20/2004	$31,113	$28,652	$68,364
S&P MidCap 400® Pure Growth Fund	2/20/2004	$67,284	$69,504	$55,329
S&P MidCap 400® Pure Value Fund	2/20/2004	$15,052	$25,609	$38,165
S&P SmallCap 600® Pure Growth Fund	2/20/2004	$18,108	$9,599	$19,510
S&P SmallCap 600® Pure Value Fund	2/20/2004	$25,793	$10,380	$24,720
Banking Fund	4/1/1998	$25,799	$18,684	$12,384
Basic Materials Fund	4/1/1998	$41,003	$47,126	$57,233
Biotechnology Fund	4/1/1998	$157,370	$170,996	$187,707
Consumer Products Fund	7/6/1998	$78,169	$99,963	$125,158
Electronics Fund	4/1/1998	$171,523	$120,992	$53,422
Energy Fund	4/21/1998	$38,767	$64,624	$132,475
Energy Services Fund	4/1/1998	$12,302	$37,975	$44,851
Financial Services Fund	4/2/1998	$30,874	$22,093	$16,100
Health Care Fund	4/17/1998	$37,316	$36,818	$49,586
Internet Fund	4/6/2000	$23,899	$40,254	$16,646
Leisure Fund	4/1/1998	$13,274	$19,838	$16,676
Precious Metals Fund	12/1/1993	$122,722	$91,019	$94,623
Real Estate Fund	2/20/2004	$7,151	$3,441	$5,321
Retailing Fund	4/1/1998	$14,218	$13,525	$14,352
Technology Fund	4/14/1998	$87,635	$87,385	$47,995
Telecommunications Fund	4/1/1998	$25,629	$4,756	$5,302
Transportation Fund	4/2/1998	$14,264	$23,090	$21,309
Utilities Fund	4/3/2000	$42,201	$25,999	$64,963
Europe 1.25x Strategy Fund	5/8/2000	$6,367	$7,891	$3,403
Japan 2x Strategy Fund	2/22/2008	$2,389	$4,153	$1,757
Emerging Markets 2x Strategy Fund	10/29/2010	$7,605	$7,008	$10,509
Inverse Emerging Markets 2x Strategy Fund	10/29/2010	$734	$924	$2,043
Government Long Bond 1.2x Strategy Fund	1/3/1994	$37,509	$60,399	$81,508
Inverse Government Long Bond Strategy Fund	3/3/1995	$27,373	$52,391	$151,811
High Yield Strategy Fund	4/16/2007	$56,007	$60,007	$27,747
Inverse High Yield Strategy Fund	4/16/2007	$7,422	$17,879	$29,407
Emerging Markets Bond Strategy Fund	10/8/2013	$1,189	$2,885	$748
Strengthening Dollar 2x Strategy Fund	5/25/2005	$4,748	$7,255	$13,462
Weakening Dollar 2x Strategy Fund	5/25/2005	$1,909	$2,074	$1,808
U.S. Government Money Market Fund*	12/1/1993	$398,000	$396,462	$474,229
*
MUIS may reimburse expenses or waive fees for the U.S. Government Money Market Fund to the extent necessary to maintain the U.S. Government Money Market Fund’s net yield at a certain level as determined by MUIS. The accounting and administration service fees paid by the U.S. Government Money Market Fund reflected in the above chart are net of any such waiver or reimbursement. For the fiscal years
85

ended March 31, 2025, March 31, 2024, and March 31, 2023, MUIS reimbursed expenses and/or waived fees of the Fund in the amounts of $0, $0, and $28,102, respectively. Any such fee waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the U.S. Government Money Market Fund will be able to avoid a negative yield.
For the fiscal years ended March 31, 2025, March 31, 2024, and March 31, 2023, the Funds paid the following transfer agency service fees to MUIS:
Fund	Fund Inception Date	Transfer Agency Service Fees Paid During the Fiscal Year Ended March 31, 2025	Transfer Agency Service Fees Paid During the Fiscal Year Ended March 31, 2024	Transfer Agency Service Fees Paid During the Fiscal Year Ended March 31, 2023
Inverse Mid-Cap Strategy Fund	2/20/2004	$915	$4,534	$2,489
Inverse NASDAQ-100® Strategy Fund	9/3/1998	$36,874	$46,826	$101,012
Inverse Russell 2000® Strategy Fund	2/20/2004	$4,559	$8,612	$26,088
Inverse S&P 500® Strategy Fund	1/7/1994	$88,460	$107,838	$184,301
Dow Jones Industrial Average® Fund	12/1/2015	$49,719	$52,143	$61,153
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	11/28/2014	$1,451,113	$1,125,141	$628,061
Mid-Cap 1.5x Strategy Fund	8/16/2001	$29,761	$25,238	$27,793
Nova Fund	7/12/1993	$575,196	$374,254	$415,500
NASDAQ-100® Fund	2/14/1994	$4,069,523	$3,427,036	$2,806,657
Russell 2000® Fund	5/31/2006	$45,081	$61,355	$57,037
Russell 2000® 1.5x Strategy Fund	11/1/2000	$14,520	$14,187	$17,166
S&P 500® Fund	5/31/2006	$503,861	$374,339	$252,411
S&P 500® Pure Growth Fund	2/20/2004	$145,288	$73,807	$84,362
S&P 500® Pure Value Fund	2/20/2004	$45,177	$42,186	$131,944
S&P MidCap 400® Pure Growth Fund	2/20/2004	$92,691	$96,735	$85,867
S&P MidCap 400® Pure Value Fund	2/20/2004	$22,105	$36,340	$58,654
S&P SmallCap 600® Pure Growth Fund	2/20/2004	$26,498	$13,324	$28,348
S&P SmallCap 600® Pure Value Fund	2/20/2004	$36,787	$15,078	$38,541
Banking Fund	4/1/1998	$36,933	$26,685	$20,907
Basic Materials Fund	4/1/1998	$58,159	$67,590	$96,976
Biotechnology Fund	4/1/1998	$223,844	$244,861	$299,253
Consumer Products Fund	7/6/1998	$110,666	$142,708	$197,525
Electronics Fund	4/1/1998	$242,283	$170,877	$85,353
Energy Fund	4/21/1998	$54,399	$94,390	$212,006
Energy Services Fund	4/1/1998	$17,523	$55,285	$75,153
Financial Services Fund	4/2/1998	$45,707	$31,823	$29,687
Health Care Fund	4/17/1998	$53,079	$52,696	$78,701
Internet Fund	4/6/2000	$35,000	$56,614	$26,785
Leisure Fund	4/1/1998	$19,416	$28,528	$26,055
Precious Metals Fund	12/1/1993	$174,633	$130,778	$161,493
Real Estate Fund	2/20/2004	$9,965	$4,954	$9,629
Retailing Fund	4/1/1998	$19,937	$19,199	$23,184
Technology Fund	4/14/1998	$124,379	$124,404	$79,025
Telecommunications Fund	4/1/1998	$37,451	$6,852	$7,743
Transportation Fund	4/2/1998	$20,372	$32,893	$35,146
Utilities Fund	4/3/2000	$59,613	$37,247	$98,630
Europe 1.25x Strategy Fund	5/8/2000	$8,644	$11,439	$5,764
Japan 2x Strategy Fund	2/22/2008	$3,347	$5,974	$2,732
Emerging Markets 2x Strategy Fund	10/29/2010	$8,505	$7,719	$12,341
Inverse Emerging Markets 2x Strategy Fund	10/29/2010	$812	$1,018	$2,392
Government Long Bond 1.2x Strategy Fund	1/3/1994	$45,224	$73,205	$121,222
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Fund	Fund Inception Date	Transfer Agency Service Fees Paid During the Fiscal Year Ended March 31, 2025	Transfer Agency Service Fees Paid During the Fiscal Year Ended March 31, 2024	Transfer Agency Service Fees Paid During the Fiscal Year Ended March 31, 2023
Inverse Government Long Bond Strategy Fund	3/3/1995	$39,157	$74,909	$252,134
High Yield Strategy Fund	4/16/2007	$79,988	$85,325	$42,695
Inverse High Yield Strategy Fund	4/16/2007	$10,330	$25,882	$46,951
Emerging Markets Bond Strategy Fund	10/8/2013	$1,298	$3,260	$938
Strengthening Dollar 2x Strategy Fund	5/25/2005	$6,945	$10,460	$20,122
Weakening Dollar 2x Strategy Fund	5/25/2005	$2,702	$2,929	$2,820
U.S. Government Money Market Fund*	12/1/1993	$481,672	$482,383	$559,597
*
MUIS may reimburse expenses or waive fees for the Fund to the extent necessary to maintain the U.S. Government Money Market Fund’s net yield at a certain level as determined by MUIS. The transfer agency service fees paid by the U.S. Government Money Market Fund reflected in the above chart, are net of any such waiver or reimbursement. For the fiscal years ended March 31, 2025, March 31, 2024, and March 31, 2023, MUIS reimbursed expenses and/or waived fees of the U.S. Government Money Market Fund in the amounts of $0, $0, and $135,982, respectively. Any such fee waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the U.S. Government Money Market Fund will be able to avoid a negative yield.
Distribution Services
Guggenheim Funds Distributors, LLC (the “Distributor”), a Delaware limited liability company located at 227 West Monroe Street, Chicago, Illinois 60606, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement, dated March 1, 2012, between the Trust and the Distributor (the “Distribution Agreement”). The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor is an affiliate of the Advisor and also serves as principal underwriter for Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, and Rydex Variable Trust.
In addition to the Distribution Agreement granting the Distributor the exclusive right to distribute the shares of the Funds, the Distribution Agreement also permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Fund’s current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.
Class A Distribution Plan—Each Fund has adopted a Distribution Plan applicable to Class A shares (the “Class A Plan”). The Class A Plan allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor generally will, in turn, pay the Service Providers out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Class C Distribution and Shareholder Servicing Plan—Each Fund has adopted a Distribution and Shareholder Services Plan for Class C shares (the “Class C Plan”). Under the Class C Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund’s assets attributable to Class C shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan allows for payment of up to 0.75% of each Fund’s assets attributable to Class C shares as compensation for distribution services and up to 0.25% of each Fund’s assets attributable to Class C shares as compensation for shareholder services.
Class H Distribution Plan—Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class H Plan”). Under the Class H Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund’s assets attributable to Class H shares as compensation for distribution services provided to that Fund.
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Description of Distribution Services and Shareholder Services—Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker‑dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.
Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.
For the fiscal year ended March 31, 2025, the Funds paid the following fees pursuant to the plans described above:
Fund	Fund Inception Date	Class A (0.25% 12b-1 Fee)	Class C (1.00% 12b-1 Fee)	Class H (0.25% 12b-1 Fee)
Inverse Mid-Cap Strategy Fund	2/20/2004	$171	$343	$781
Inverse NASDAQ-100® Strategy Fund	9/3/1998	$1,614	$2,353	$1,000
Inverse Russell 2000® Strategy Fund	2/20/2004	$883	$28	$4,455
Inverse S&P 500® Strategy Fund	1/7/1994	$3,290	$2,177	$2,356
Dow Jones Industrial Average® Fund	12/1/2015	$8,552	$25,164	$42,136
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	11/28/2014	$20,830	$19,514	$1,656,656
Mid-Cap 1.5x Strategy Fund	8/16/2001	$8,850	$3,021	$24,681
Nova Fund	7/12/1993	$33,772	$7,976	$14,061
NASDAQ-100® Fund	2/14/1994	$262,618	$785,300	$98,066
Russell 2000® Fund	5/31/2006	$13,223	$20,069	$32,819
Russell 2000® 1.5x Strategy Fund	11/1/2000	$2,540	$246	$14,071
S&P 500® Fund	5/31/2006	$48,527	$93,524	$488,567
S&P 500® Pure Growth Fund	2/20/2004	$22,432	$19,399	$142,467
S&P 500® Pure Value Fund	2/20/2004	$7,120	$7,739	$41,932
S&P MidCap 400® Pure Growth Fund	2/20/2004	$20,388	$4,002	$88,869
S&P MidCap 400® Pure Value Fund	2/20/2004	$4,856	$2,757	$19,123
S&P SmallCap 600® Pure Growth Fund	2/20/2004	$2,725	$2,232	$26,392
S&P SmallCap 600® Pure Value Fund	2/20/2004	$3,685	$779	$38,385
Banking Fund	4/1/1998	$6,301	$2,470	$543
Basic Materials Fund	4/1/1998	$16,773	$12,430	$2,700
Biotechnology Fund	4/1/1998	$35,515	$7,837	$12,168
Consumer Products Fund	7/6/1998	$20,107	$17,589	$3,469
Electronics Fund	4/1/1998	$20,794	$16,932	$8,275
Energy Fund	4/21/1998	$10,237	$17,562	$3,846
Energy Services Fund	4/1/1998	$2,388	$4,492	$1,545
Financial Services Fund	4/2/1998	$5,525	$7,172	$1,137
Health Care Fund	4/17/1998	$12,273	$6,779	$2,575
Internet Fund	4/6/2000	$4,308	$39,183	$1,912
Leisure Fund	4/1/1998	$4,409	$2,658	$2,501
Precious Metals Fund	12/1/1993	$19,571	$9,422	$6,712
Real Estate Fund	2/20/2004	$1,219	$532	$10,366
Retailing Fund	4/1/1998	$1,875	$655	$881
Technology Fund	4/14/1998	$23,301	$29,539	$3,861
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Fund	Fund Inception Date	Class A (0.25% 12b-1 Fee)	Class C (1.00% 12b-1 Fee)	Class H (0.25% 12b-1 Fee)
Telecommunications Fund	4/1/1998	$510	$180	$346
Transportation Fund	4/2/1998	$8,266	$2,722	$826
Utilities Fund	4/3/2000	$14,591	$5,921	$2,152
Europe 1.25x Strategy Fund	5/8/2000	$642	$985	$9,545
Japan 2x Strategy Fund	2/22/2008	$857	$28	$3,050
Emerging Markets 2x Strategy Fund	10/29/2010	$512	$1,653	$8,348
Inverse Emerging Markets 2x Strategy Fund	10/29/2010	$104	$64	$775
Government Long Bond 1.2x Strategy Fund	1/3/1994	$1,696	$2,359	$5,530
Inverse Government Long Bond Strategy Fund	3/3/1995	$6,848	$5,440	$7,701
High Yield Strategy Fund	4/16/2007	$7,805	$4,466	$82,859
Inverse High Yield Strategy Fund	4/16/2007	$663	$191	$11,452
Emerging Markets Bond Strategy Fund	10/8/2013	$97	$142	$1,317
Strengthening Dollar 2x Strategy Fund	5/25/2005	$993	$27	$6,782
Weakening Dollar 2x Strategy Fund	5/25/2005	$481	$4	$2,646
Other Distribution or Service Arrangements—The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.
Such compensation, if any, may be paid to financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation also may be paid to financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.
As of March 31, 2025, the Distributor and/or the Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or the Advisor make revenue sharing payments. For the fiscal year ended March 31, 2025, the Distributor and/or the Advisor paid the following fees, based on the assets invested in the Funds, for services provided to the Trust, which includes series and classes of shares not offered in this SAI:
Financial Intermediary	Payments During Last Fiscal Year
Charles Schwab	$2,985,964
Fidelity Investments (National Financial Services, LLC)	$1,626,045
Morgan Stanley	$202,459
Pershing	$200,856
Wells Fargo Advisors	$164,306
Merrill Lynch Pierce Fenner Smith	$111,942
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Financial Intermediary	Payments During Last Fiscal Year
LPL Financial	$75,916
UBS Financial	$67,065
American Enterprise	$18,901
Raymond James Financial Services	$15,807
RBC Capital Markets	$15,660
Empower Financial Services	$4,800
Citigroup Global Markets	$3,967
PNC Investments LLC	$183
The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the financial intermediaries listed above.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates also may pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his or her broker or financial intermediary how he or she will be compensated for investments made in the Funds.
Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund’s portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Securities Lending
The Funds participate in a securities lending program (the “Securities Lending Program”) offered by U.S. Bank National Association (‘‘U.S. Bank’’) pursuant to the terms of a securities lending agreement entered into between the Trust and U.S. Bank.
As securities lending agent, U.S. Bank is responsible for the administration and management of the Funds’ Securities Lending Program, including: the preparation, negotiation, and execution of a participant agreement with each borrower governing the terms, conditions and fees of any securities loan; ensuring that securities loans are properly coordinated and documented; the selection of securities to be loaned; ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s); maintaining custody of non-cash collateral; recordkeeping and account servicing; arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines as approved by the Board; recalling loaned securities in accordance with Fund instructions; and arranging for the return of loaned securities at the time of the loan termination. U.S. Bank receives as compensation for its services a portion of the amount earned by the Funds for lending securities, as set forth below.
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For the fiscal year ended March 31, 2025, the gross income from securities lending activities, including income from cash collateral, and net income from securities lending activities received by the Funds is as follows:
Fund	Gross Income from Securities Lending Activities (Including Income From Cash Collateral)	Net Income from Securities Lending Activities
Inverse Mid-Cap Strategy Fund	$0	$0
Inverse NASDAQ-100® Strategy Fund	$0	$0
Inverse Russell 2000® Strategy Fund	$0	$0
Inverse S&P 500® Strategy Fund	$0	$0
Dow Jones Industrial Average® Fund	$0	$0
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$31,749	$10,388
Mid-Cap 1.5x Strategy Fund	$1,691	$209
Nova Fund	$1,837	$109
NASDAQ-100® Fund	$134,048	$35,301
Russell 2000® Fund	$46,989	$5,995
Russell 2000® 1.5x Strategy Fund	$2,843	$1,282
S&P 500® Fund	$1,874	$106
S&P 500® Pure Growth Fund	$1,677	$128
S&P 500® Pure Value Fund	$4,811	$261
S&P MidCap 400® Pure Growth Fund	$6,002	$289
S&P MidCap 400® Pure Value Fund	$1,900	$61
S&P SmallCap 600® Pure Growth Fund	$3,871	$176
S&P SmallCap 600® Pure Value Fund	$7,315	$2,273
Banking Fund	$8,595	$1,552
Basic Materials Fund	$27,452	$9,901
Biotechnology Fund	$58,629	$7,853
Consumer Products Fund	$10,638	$867
Electronics Fund	$128,184	$26,010
Energy Fund	$26,313	$4,123
Energy Services Fund	$4,293	$492
Financial Services Fund	$2,825	$313
Health Care Fund	$3,216	$160
Internet Fund	$5,913	$2,121
Leisure Fund	$11,008	$7,381
Precious Metals Fund	$150,787	$8,325
Real Estate Fund	$1,067	$241
Retailing Fund	$1,989	$360
Technology Fund	$18,357	$764
Telecommunications Fund	$23,076	$8,007
Transportation Fund	$21,638	$5,218
Utilities Fund	$6,241	$886
Europe 1.25x Strategy Fund	$7,484	$5,180
Japan 2x Strategy Fund	$0	$0
Emerging Markets 2x Strategy Fund	$2,877	$909
Inverse Emerging Markets 2x Strategy Fund	$0	$0
Government Long Bond 1.2x Strategy Fund	$0	$0
Inverse Government Long Bond Strategy Fund	$0	$0
High Yield Strategy Fund	$0	$0
Inverse High Yield Strategy Fund	$0	$0
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Fund	Gross Income from Securities Lending Activities (Including Income From Cash Collateral)	Net Income from Securities Lending Activities
Emerging Markets Bond Strategy Fund	$0	$0
Strengthening Dollar 2x Strategy Fund	$0	$0
Weakening Dollar 2x Strategy Fund	$0	$0
U.S. Government Money Market Fund	$0	$0
For the fiscal year ended March 31, 2025, the Funds paid the following fees in connection with the Funds' participation in the Securities Lending Program:
Fund	Revenue Generated by Securities Lending Program Paid to Securities Lending Agent (“Revenue Split”)	Fees Paid for Cash Collateral Management Services Not Included in Revenue Split*	Administrative Fees Not Included in Revenue Split	Fees for Indemnification Not Included in Revenue Split	Rebates Paid to Borrowers	Other Fees Relating to Securities Lending Program Not Included in Revenue Split	Aggregate Fees Paid
Inverse Mid-Cap Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Inverse NASDAQ-100® Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Inverse Russell 2000® Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Inverse S&P 500® Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Industrial Average® Fund	$0	$0	$0	$0	$0	$0	$0
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	($778)	($720)	$0	$0	($19,863)	$0	($21,361)
Mid-Cap 1.5x Strategy Fund	($18)	($46)	$0	$0	($1,418)	$0	($1,482)
Nova Fund	($10)	($52)	$0	$0	($1,666)	$0	($1,728)
NASDAQ-100® Fund	($2,740)	($3,251)	$0	$0	($92,756)	$0	($98,747)
Russell 2000® Fund	($491)	($1,225)	$0	$0	($39,278)	$0	($40,994)
Russell 2000® 1.5x Strategy Fund	($102)	($61)	$0	$0	($1,398)	$0	($1,561)
S&P 500® Fund	($9)	($53)	$0	$0	($1,706)	$0	($1,768)
S&P 500® Pure Growth Fund	($11)	($49)	$0	$0	($1,489)	$0	($1,549)
S&P 500® Pure Value Fund	($23)	($137)	$0	$0	($4,390)	$0	($4,550)
S&P MidCap 400® Pure Growth Fund	($25)	($186)	$0	$0	($5,502)	$0	($5,713)
S&P MidCap 400® Pure Value Fund	($5)	($53)	$0	$0	($1,781)	$0	($1,839)
S&P SmallCap 600® Pure Growth Fund	($15)	($108)	$0	$0	($3,572)	$0	($3,695)
S&P SmallCap 600® Pure Value Fund	($195)	($196)	$0	$0	($4,651)	$0	($5,042)
Banking Fund	($130)	($243)	$0	$0	($6,670)	$0	($7,043)
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Fund	Revenue Generated by Securities Lending Program Paid to Securities Lending Agent (“Revenue Split”)	Fees Paid for Cash Collateral Management Services Not Included in Revenue Split*	Administrative Fees Not Included in Revenue Split	Fees for Indemnification Not Included in Revenue Split	Rebates Paid to Borrowers	Other Fees Relating to Securities Lending Program Not Included in Revenue Split	Aggregate Fees Paid
Basic Materials Fund	($818)	($685)	$0	$0	($16,048)	$0	($17,551)
Biotechnology Fund	($658)	($1,642)	$0	$0	($48,476)	$0	($50,776)
Consumer Products Fund	($73)	($294)	$0	$0	($9,404)	$0	($9,771)
Electronics Fund	($2,236)	($3,574)	$0	$0	($96,364)	$0	($102,174)
Energy Fund	($360)	($707)	$0	$0	($21,123)	$0	($22,190)
Energy Services Fund	($43)	($125)	$0	$0	($3,633)	$0	($3,801)
Financial Services Fund	($27)	($82)	$0	$0	($2,403)	$0	($2,512)
Health Care Fund	($15)	($93)	$0	$0	($2,948)	$0	($3,056)
Internet Fund	($136)	($152)	$0	$0	($3,504)	$0	($3,792)
Leisure Fund	($637)	($144)	$0	$0	($2,846)	$0	($3,627)
Precious Metals Fund	($666)	($4,232)	$0	$0	($137,564)	$0	($142,462)
Real Estate Fund	($20)	($29)	$0	$0	($777)	$0	($826)
Retailing Fund	($31)	($54)	$0	$0	($1,544)	$0	($1,629)
Technology Fund	($65)	($510)	$0	$0	($17,018)	$0	($17,593)
Telecommunications Fund	($670)	($629)	$0	$0	($13,770)	$0	($15,069)
Transportation Fund	($453)	($534)	$0	$0	($15,433)	$0	($16,420)
Utilities Fund	($64)	($174)	$0	$0	($5,117)	$0	($5,355)
Europe 1.25x Strategy Fund	($409)	($140)	$0	$0	($1,755)	$0	($2,304)
Japan 2x Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Emerging Markets 2x Strategy Fund	($60)	($78)	$0	$0	($1,830)	$0	($1,968)
Inverse Emerging Markets 2x Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Government Long Bond 1.2x Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Inverse Government Long Bond Strategy Fund	$0	$0	$0	$0	$0	$0	$0
High Yield Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Inverse High Yield Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Emerging Markets Bond Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Strengthening Dollar 2x Strategy Fund	$0	$0	$0	$0	$0	$0	$0
Weakening Dollar 2x Strategy Fund	$0	$0	$0	$0	$0	$0	$0
U.S. Government Money Market Fund	$0	$0	$0	$0	$0	$0	$0
*
Includes any fees deducted from a pooled cash collateral reinvestment vehicle.
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Costs and Expenses
Each Fund bears all expenses of its operations other than those assumed by the Advisor or MUIS. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.
Business Continuity and Disaster Recovery
The Advisor and the Distributor have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Advisor and Distributor believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Advisor and/or Distributor could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each of the Advisor’s and Distributor’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of each of the Advisor or Distributor, or the reckless disregard of their respective obligations, the Advisor and Distributor generally will not be liable for any related losses to the Funds or to the Funds’ shareholders as a result of such an occurrence.
Control Persons and Principal Holders of Securities

For a list of the control persons and principal holders of securities of each Fund as of July 1, 2025, please see Appendix B to this SAI.
Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Calculating Net Asset Value.” Neither the Funds’ Prospectuses nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Funds’ Prospectuses and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.
The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the current value of the Fund’s total assets, less all liabilities, by the number of outstanding shares of the Fund. Each Fund’s assets are comprised of its portfolio securities and other investments and other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of a Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in a Fund’s NAV in the amount of the payment of the income dividend or capital gains distribution (i.e., the NAV as of the ex-dividend date, which is the first date following the declaration of a dividend and/or distribution on which the purchaser of shares is not entitled to receive the payment, excludes the amount of the dividend and/or distribution to be paid). The number of shares purchased by a shareholder and the management and other asset-based fees paid by a Fund on an ongoing basis are determined based on the NAV so calculated.
The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Advisor as the valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As
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the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act, the Advisor has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 under the 1940 Act. The Advisor, in its sole role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from the Advisor’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions, which may not always be accurate. The Valuation Procedures and Valuation Designee Procedures may be amended and potentially adversely affected as the Funds seek to comply with regulations that apply to the valuation practices of registered investment companies.
In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or are deemed unreliable by the Advisor, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to, market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. The Advisor, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Advisor, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services. Valuations provided by pricing services are generally based on methods that the Advisor believes are reasonably designed to approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Advisor. A Fund also may use third-party service providers to model certain securities, including CLOs and certain other structured finance securities, using cash flow models to determine fair market value. While a Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, a Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.
Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. OTC securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.
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Funds that are party to a structured note, will regularly value their investments in such structured notes at fair value and other investments at market prices. The International Equity Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets’ perceptions and trading activity related to the Funds’ assets since the calculation of the closing level of the International Equity Funds’ respective underlying indices. The Nikkei 225 Stock Average is determined in the early morning (2:00 a.m., Eastern Time) prior to the opening of the NYSE. The STOXX Europe 50® Index is determined in the mid-morning (approximately 10:30 a.m., Eastern Time) prior to the closing of the NYSE. Under fair value pricing, the values assigned to an International Equity Fund’s securities may not be the quoted or published prices of those securities on their primary markets or exchanges.
Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. A Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the Fund sold the instrument.
For investments in an underlying open-end mutual fund, a Fund usually values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Options on securities and indices purchased by a Fund generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Fund will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Fund will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.
The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third-party pricing service.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Funds’ procedures.
Illiquid securities, investments for which market quotations are not readily available, are fair valued as determined in good faith by the Advisor. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.
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A Fund also may fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information. For underlying funds in which the Funds may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each underlying fund’s respective prospectus.
Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset or the price at which the portfolio security or asset would trade if a reliable market quotation were readily available.
The U.S. Government Money Market Fund’s Use of Amortized Cost Valuation
The U.S. Government Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, held by the Fund is higher or lower than the price the Fund would receive if it sold the security. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar fund which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar fund and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.
The Fund’s use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the “Rule”). The Rule requires that the Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule’s quality, maturity and diversification requirements. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity of not more than sixty calendar days and precludes the purchase of any instrument with a remaining maturity of more than 397 days (about 13 months).
The Fund may only purchase “Eligible Securities.” Eligible Securities are securities which: (a) have remaining maturities of 397 days (about 13 months) or less; (b) are issued by a registered investment company that is a money market fund; (c) are government securities; and (d) the Fund’s Board determines present minimal credit risks to the Fund. As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board’s oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.
The Fund’s Board will monitor the valuation of the Fund’s assets using the amortized cost method and will make any such changes it deems necessary if it no longer believes the method fairly reflects a market-based NAV. If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Fund’s $1.00 NAV calculated using the amortized cost method or if there were any other deviation that the Board believed would result in a material dilution to shareholders, the Board would promptly consider what action, if any, should be taken including, without limitation, selling portfolio investments prior to their maturity to realize capital gains/losses or to
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shorten average portfolio maturity; redeeming shares in kind; establishing a NAV by using available market quotations or equivalents; or reducing the number of shares outstanding on a pro rata basis through a reverse distribution mechanism to the extent permissible by applicable law and the Trust’s organizational documents.
The Board also may consider taking one or more of these actions during a negative interest rate environment in an effort to maintain the Fund’s $1.00 NAV. In the event of an expected decline in market values below the Fund’s $1.00 NAV, the Board may also elect to temporarily reduce or suspend dividend payments by the Fund. Such action could result in shareholders receiving less of a dividend or no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. If the Fund were to implement a reverse distribution mechanism, which would occur only upon prior notice to shareholders, shareholders would observe a stable share price but a declining number of shares for their investment.
If the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of any such change.
Purchase, Exchange and Redemption of Shares

For information on how to purchase, exchange and redeem shares of each share class, please see each Fund's Prospectus(es), as applicable. The information below supplements the information contained in the Prospectuses.
Minimum Investment Requirements
For information regarding the minimum investment requirements for purchases of Investor Class, Class A, Class C, Class H and Money Market Class shares of the Funds, as applicable, please see each Fund's Prospectus. Each Fund reserves the right to modify its minimum investment requirements at any time, with or without prior notice to you. The Trust may redeem an account whose balance (due in whole or in part to redemptions) has fallen below the minimum investment amount applicable at the time of the shareholder’s most recent purchase of Fund shares. However, a Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. The Trust also may charge an annual maintenance fee to an account whose balance has fallen below the minimum investment amount without prior notification.
Retirement Account Fees
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
Guggenheim Investments EIP and Employee Accounts are not subject to IRA maintenance or liquidation fees.
Tax Consequences
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.
Suspension of the Right of Redemption
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable;
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or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange (“CBOE”), CBOT, or any foreign market where the Funds’ securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds’ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day’s NAV. In addition, the Money Market Fund may rely on Rule 22e-3 of the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.
Holidays
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, and the CBOT are closed on weekends and on the following holidays: (i) New Year’s Day (the CBOT also will close on New Year’s Eve Day), Martin Luther King Jr. Day, Presidents’ Day, Good Friday (except for the Federal Reserve Bank of New York which is open on such day), Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays fall on a Sunday. In addition, the Federal Reserve Bank of New York is closed on Columbus Day and Veterans Day and the CBOT, NYSE and Nasdaq will close early (1 p.m., Eastern Time) on the day preceding Independence Day (July 3), the Friday following Thanksgiving, and on Christmas Eve day (the CBOT will close entirely on Christmas Eve day). Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and will close early (2 p.m., Eastern Time) on the day preceding Good Friday, the Friday preceding Memorial Day, the day preceding Independence Day (July 3), the day following Thanksgiving, Christmas Eve day, and New Year’s Eve day, based on the Securities Industry and Financial Markets Association’s recommendations.
The Tokyo Stock Exchange is closed on the following holidays in 2025 and 2026:
2025
New Year’s Day (Wednesday, January 1); Market Holiday (Thursday, January 2 and Friday, January 3); Coming of Age Day (Monday, January 13); National Foundation Day (Tuesday, February 11); Emperor's Birthday (observed Monday, February 24); Vernal Equinox (Thursday, March 20); Showa Day (Tuesday, April 29); Constitution Memorial Day (Saturday, May 3); Greenery Day (Sunday, May 4); Children’s Day (Monday, May 5); Marine Day (Monday, July 21); Mountain Day (Monday, August 11); Respect for the Aged Day (Monday, September 15); Autumnal Equinox (Tuesday, September 23); Sports Day (Monday, October 13); Culture Day (Monday, November 3); Labor Thanksgiving Day (observed Monday, November 24); and New Year’s Eve Day (Wednesday, December 31).
2026
New Year’s Day (Thursday, January 1); Market Holiday (Friday, January 2); Coming of Age Day (Monday, January 12); National Foundation Day (Wednesday, February 11); Emperor's Birthday (Monday, February 23); Vernal Equinox (Friday, March 20); Showa Day (Wednesday, April 29); Constitution Memorial Day (Sunday, May 3); Greenery Day (Monday, May 4); Children’s Day (Tuesday, May 5); Constitution Memorial Day (observed Wednesday, May 6), Marine Day (Monday, July 20); Mountain Day (Tuesday, August 11); Respect for the Aged Day (Monday, September 21); Holiday (in accordance with Rule 3, Paragraph 3 of Act on National Holidays) (Tuesday, September 22), Autumnal Equinox (Wednesday, September 23); Sports Day (Monday, October 12); Culture Day (Tuesday, November 3); Labor Thanksgiving Day (Monday, November 23); and New Year’s Eve Day (Thursday, December 31).
Although the Trust expects this same holiday schedule to be observed in the future, the Tokyo Stock Exchange may modify its holiday schedule at any time.
National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.
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Redemptions In-Kind
Each Fund intends to pay your redemption proceeds in cash, but may pay all or a portion of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you may pay brokerage costs to sell the securities distributed to you, and you may receive less for them than the price at which they were valued for purposes of redemption. During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by redeeming your shares in kind.
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Sales Charges, Reductions and Waivers

Initial Sales Charges/Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Class A Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds’ shares. You also may be charged a transaction or other fee by the financial institution managing your account.
Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.
Amount of Investment	Authorized Dealer Commission as % of Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than 1,000,000	1.75%
Greater than $1,000,000	1.00%
Reduced Sales Charges and Sales Charge Waivers. Eligible purchasers of Class A shares and Class C shares may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds. The availability of such sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have additional and different policies and procedures regarding the availability of certain share classes. In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for certain share classes eligible for sales charge waivers or discounts. If certain share classes or waivers and discounts are not available through a particular intermediary, shareholders may purchase Fund shares directly from the Fund or through another intermediary to receive the available waivers or discounts. Please see the Class A and Class C shares Prospectus for a description of waivers or discounts available through certain intermediaries.
Rights of Accumulation
You may qualify for reduced initial sales charges based upon your existing investment in shares of any Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish MUIS with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts (Group Purchases)
1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:
•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
•
solely controlled business accounts;
•
single participant retirement plans; or
•
endowments or foundations established and controlled by you or your immediate family.
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2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers – provided they are not aggregated with individual accounts – also may be aggregated.
3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.
Some accounts cannot be aggregated. At the request of certain investment firms, some accounts are set up as “street name” or “nominee” accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm’s clients’ account information. Since MUIS has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.
Letters of Intent
You also may pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:
•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” in the Prospectus).
•
It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.
•
The offering price may be further reduced as described below above under “Rights of Accumulation” if MUIS is advised of all other accounts at the time of the investment.
•
Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased
•
Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.
•
Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.
•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.
•
MUIS will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment
•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.
•
To assure compliance with the provisions of the 1940 Act, MUIS will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed
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shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.
•
If the intended investment is not completed, you will pay MUIS the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint MUIS as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.
Canceling the LOI
•
If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.
•
If at any time before completion the LOI Program you request MUIS to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, MUIS will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.
Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.
Calculation and Waiver of Contingent Deferred Sales Charges. Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of a Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
The contingent deferred sales charge is waived: (1) following the death or disability of a shareholder; (2) when the 1.00% sales commission was not paid to the intermediary at the time of purchase; (3) upon the redemption of the first 10% of shares sold within 12 months of purchase; (4) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code; and (5) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) “financial hardship” of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.
Systematic Withdrawal Plan
A Systematic Withdrawal Plan may be established by shareholders who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Withdrawals under a Withdrawal Plan will generally be considered taxable events. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.
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Dividends, Distributions and Taxes

Dividends and Distributions
Dividends from net investment income and any distributions of net realized capital gains from each Fund will be distributed as described in the Fund’s Prospectuses under “Dividends and Distributions.” If selling securities generates net capital gains for a Fund, the Fund will typically distribute these gains at the end of the calendar year. Any payment of an income dividend or distribution of capital gains will result in a decrease in a Fund’s NAV. Normally, unless a shareholder elects otherwise, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.
The Government Long Bond 1.2x Strategy Fund and U.S. Government Money Market Fund intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds. Net income will be calculated immediately prior to the determination of NAV of the Government Long Bond 1.2x Strategy Fund and U.S. Government Money Market Fund.
The Board may revise the dividend policy, or postpone the payment of dividends, if the U.S. Government Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the U.S. Government Money Market Fund. On occasion, in order to maintain a constant $1.00 NAV for the U.S. Government Money Market Fund, the Board may direct that the number of outstanding shares of the U.S. Government Money Market Fund be reduced in each shareholder’s account. Such reduction may result in taxable income to a shareholder of the U.S. Government Money Market Fund in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder’s account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.
A Fund may make additional distributions to (i) the extent necessary or advisable to preserve the status of the Fund as a RIC and (ii) avoid imposition of income and excise taxes imposed by the Internal Revenue Code.
Federal Tax Treatment of Dividends and Distributions
The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made herein to present a comprehensive and detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion in this SAI and in the Prospectuses is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of their particular tax situations and regarding specific questions as to federal, state, or local taxes.
Regulated Investment Company Status
A fund that qualifies as a RIC under Subchapter M of the Internal Revenue Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund timely distributes to the fund’s shareholders. Each Fund has elected and will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year, a Fund (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt income for such year (the “Distribution Requirement”), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, that are distributed to the Fund’s shareholders in a timely manner. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign
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currencies, other income derived with respect to the Fund’s business of investing in such stock, securities, and foreign currencies, and net income derived from interests in certain qualified publicly traded partnerships (the “90% Test”). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test.
A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). While the Precious Metals Fund does not currently invest in actual precious metals and minerals, if it does so in the future it intends to restrict its investment in such commodities to avoid a violation of the 90% Test.
In general, for purposes of the 90% Test described above, income derived from a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that generally derives less than 90% of its income from the 90% Test described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirements under Internal Revenue Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of meeting the Asset Test, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the Asset Test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the Asset Test.
If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders to the extent of current and accumulated earnings and profits, unless certain requirements are met for the dividends-received deduction for corporate shareholders or qualified dividend income (taxable at lower rates) received by non-corporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits (as calculated for federal income tax purposes) from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income
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for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In certain circumstances, the Funds may be required to liquidate portfolio holdings in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisor might not otherwise have chosen to do so. The liquidation of portfolio holdings in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Internal Revenue Code. Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Distributions to Shareholders
Each Fund intends to distribute to shareholders substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.
If a Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which for non-corporate shareholders is subject to tax at reduced rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in countries with comprehensive tax treaties with the United States, and certain other foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States).
In order for some portion of the dividends received by a Fund’s shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the underlying dividend paying stock, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions received by a Fund from underlying fund taxable as a RIC (including an ETF that is taxable as a RIC) or from a U.S. REIT will only be treated as qualified dividend income to the extent so reported by such underlying fund or REIT. If 95% or more of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in a taxable year is attributable to qualified dividend income, that Fund may report 100% of its distributions of such income as qualified dividend income. To the extent a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to a securities loan or pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the
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dividends received deduction for corporate shareholders. Certain Funds’ investment strategies (including securities lending, investments in derivatives, bonds, REITs, certain foreign corporations, among others) may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.
Corporate shareholders may be entitled to a dividends-received deduction for any portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. Certain Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction.
Distributions reported to Fund shareholders as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has owned the shares. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If a Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for federal income tax purposes), all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.
Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.
The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Distributions may be subject to state and local taxes.
Net Investment Income Tax
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Sales, Exchanges and Redemptions
Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized on a sale, redemption or exchange will be capital gain or loss and will be classified as long-term capital gain or loss if you held your shares for more than twelve months and otherwise will be classified as short-term capital gain or loss. Because the U.S. Government Money Market Fund intends to maintain a stable $1.00 NAV, shareholders of that Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.
All or a portion of any loss realized by an investor upon the redemption of Fund shares (other than shares of the U.S. Government Money Market Fund) will be disallowed to the extent that the investor purchases (or enters into a contract or option to purchase) shares by the investor within a period of 61 days (beginning 30 days before and ending 30 days after the redemption). This loss disallowance rule will apply if shares are purchased through the reinvestment of dividends during the 61-day period. Any loss disallowed under these rules will be added to the tax
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basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you provide instructions to the Funds to use another method. Under the average cost method, the basis per share is reported as an average of the bases of your Fund shares in your account. If you wish to choose another default cost basis method for your account you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
Special Tax Considerations Applicable to Certain Funds
Certain Funds may invest in complex investments such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, and accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts that are subject to Section 1256 of the Internal Revenue Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund.
Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward contracts, and futures, as well as its long and short positions in portfolio securities may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.
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If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in such stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were issued and applied to certain Funds, such as the Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds, it is possible that the amount of their qualifying income would no longer satisfy the 90% Test and that those Funds would fail to qualify as RICs.
It also is possible that a Fund's strategy of investing in derivatives such as swaps, futures contracts, options and other related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as a RIC. Failure of the Asset Test might result from a determination by the IRS that financial instruments in which the Funds invest are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the IRS regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test. The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Regulated Investment Company Status.”
Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund is required to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income. Those sales may occur at a time when the Advisor would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.
Any market discount recognized on a market discount bond is taxable as ordinary income.  A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount.  Absent an election to include the market discount in income as it accrues, gain on a Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under section 163(j) of the Internal Revenue Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income
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over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. However, such holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
The Sector Funds and International Equity Funds may incur a liability for foreign withholding taxes as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. A Fund will make this election only if it deems the election to be in the best interests of its shareholders. If a Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such foreign taxes would directly reduce the return to an investor from an investment in that Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Internal Revenue Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Internal Revenue Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund as a result of a QEF election will be “qualifying income”, even if not distributed to the Fund, to the extent such income is derived with respect to such Fund’s business of investing in stock, securities or currencies.
A Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but a Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the 90% Test and the Asset Test. MLPs and other partnerships that the Funds may invest in will deliver Schedule K-1s to the Funds to report their share of income, gains, losses, deductions and
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credits of the MLP or other partnership. These Schedule K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.
“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Internal Revenue Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A RIC, such as a Fund, is not permitted to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.
A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.
Options Transactions by the Funds
If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund’s holding period for the underlying security or underlying futures contract.
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With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.
Certain Funds may utilize options on securities indices. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.
The trading strategies of each of the Domestic Equity Funds, Sector Funds, International Equity Funds, and Specialty Funds involving non-equity options on securities indices may constitute “straddle” transactions. “Straddles” may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each Fund will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. Each such Fund intends to utilize the tax treatment that, in the Fund’s judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.
Certain Foreign Currency Tax Issues
A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contracts in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excuse taxes.
Backup Withholding
In certain cases a Fund will be required to withhold (as “backup withholding”) and remit to the U.S. Treasury an amount equal to the applicable backup withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to backup withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to backup withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%.
Real Estate Fund’s Investments in U.S. Real Property
Subject to the exemptions described below, a non-U.S. shareholder generally will be subject to U.S. federal income tax under the Foreign Investment in Real Property Act (“FIRPTA”) on any gain from the sale or exchange of shares if a Fund is a “U.S. real property holding corporation” (as defined below) at any time during the shorter of the period during which the non-U.S. shareholder held such shares and the five-year period ending on the date of the disposition of those shares. Any such gain will be taxed in the same manner as for a U.S. Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds. The Real Estate Fund will be a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.
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An exemption from FIRPTA applies if either (i) the class of shares disposed of by the non-U.S. shareholder is regularly traded on an established securities market (as determined for U.S. federal income tax purposes) and the non-U.S. shareholder did not actually or constructively hold more than 5% of such class of shares at any time during the five-year period prior to the disposition, or (ii) the Fund is a “domestically-controlled RIC.” A “domestically- controlled RIC” is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock is owned by U.S. persons.
Furthermore, special rules apply under FIRPTA in respect of distributions attributable to gains from USRPIs. In general, if the Real Estate Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by the Real Estate Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the United States, subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.
Even if the Real Estate Fund is treated as a U.S. real property holding corporation, distributions on the Real Estate Fund’s shares will not be treated, under the rule described above, as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) 5% or less (by class) of shares and such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends subject to a 30% withholding tax or lower applicable treaty rate).
Non-U.S. Shareholders
Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital dividend,” which would generally be exempt from this 30% U.S. withholding tax provided certain other requirements are met. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN, or other applicable form, certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. This 30% withholding tax generally will not apply to net capital gains distributions or to redemption proceeds.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or their agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
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Tax-Exempt Shareholders
Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax adviser. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers regarding these issues.
A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax adviser about the tax implications of an investment in the Funds.
Tax Shelter Reporting Obligations
If a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as a Fund, are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State Taxes
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal income tax treatment. It is expected that a Fund will not be liable for any excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.
In some states ownership of Fund shares also may be subject to state and local taxation. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in Government National Mortgage Association or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should consult your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.
Other Information

Portfolio Holdings
It is the policy of the Funds to protect the confidentiality of their portfolio holdings and information derived from the portfolio holdings and prevent the selective disclosure of such non-public information. Accordingly, the Board has adopted formal procedures governing compliance with this policy, which are subject to periodic evaluation and review. Any violations of this policy are reported to the Board on a quarterly basis.
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Non-public portfolio holdings may not be disclosed to any unaffiliated third party, except when the Funds have a legitimate business purpose for doing so. Specifically, non-public portfolio holdings information may only be made available to third parties if: (i) such availability is disclosed in the Funds’ registration statement, as required by applicable law, as well as on the Funds’ website, if applicable; (ii) the Funds’ officers determine such disclosure is in the best interests of Fund shareholders; (iii) such information is available on an equal basis to anyone requesting it; and (iv) the Advisor determines that the disclosure does not present the risk of such information being used to trade against the Funds to their detriment. In addition, prior to authorizing the disclosure of a Fund’s non-public portfolio holdings, the Fund’s President and/or the Chief Compliance Officer must determine that: (i) such disclosure serves a reasonable business purpose and is in the best interests of the Fund’s shareholders; and (ii) that no conflict exists between the interests of the Fund’s shareholders and those of the (1) Advisor, (2) the Distributor, or (3) any affiliated person of the Fund, the affiliated person's investment adviser, or the affiliated person's principal underwriter. Each Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
Recipients of non-public portfolio holdings information, such as mutual fund evaluation services and due diligence departments of broker/dealers and wirehouses, will be subject to a duty of confidentiality, and a duty to not trade based on the non-public information and/or other restrictions on the use and dissemination of the information.
Portfolio holdings information may be disclosed as frequently as daily to certain service providers and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. The policy does not require a delay between the date of the portfolio holding information and the date on which the information is disclosed.
The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include U.S. Bank, N.A. (the Funds’ custodian), the Advisor, MUIS (the Funds’ administrator), Ernst & Young LLP (the Funds’ independent registered public accountant), Morgan, Lewis & Bockius LLP (legal counsel to the Funds), Vedder Price P.C. (legal counsel to the Funds’ Independent Trustees), investment management trade associations (e.g., Investment Company Institute), officers and directors, and each of their respective affiliates. In addition, at this time, portfolio holdings information is shared as follows:
Individual/Entity	Frequency	Time Lag
Bloomberg	Quarterly	60 calendar days
FactSet	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Morningstar	Monthly	30 calendar days
State Street	Monthly	60 calendar days
Thompson Financial	Quarterly	30 calendar days
Vickers Stock Research	Monthly	30 calendar days
In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); U.S. Bank, N.A. (the Funds’ custodian bank); Intercontinental Exchange, Inc. (ICE) (the Funds’ pricing services); Institutional Shareholder Services (proxy voting services); and InvestOne (Sungard) (the Funds’ accounting system).
Neither the Funds, their service providers, nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
In accordance with applicable law, each Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com within 60 days of the quarter-end. Such information will remain available, free of charge, on the website for 12 months, or as otherwise required by law. Also, certain Funds may disclose top 10 holdings on a quarterly or other periodic basis through publicly available marketing materials.
The Advisor seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures. However, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.
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Voting Rights
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders will receive one vote for every full Fund share owned. Each Fund or class of a Fund, as applicable, will vote separately on matters relating solely to that Fund or class. Each Fund’s shares are freely transferable.
As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
Reporting
As a shareholder of a Fund, you will receive the unaudited financial information and audited financial statements for that Fund. In addition, the Trust will send you proxy statements and other reports related to the Fund in which you own shares. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.
Shareholder Inquiries
Shareholders may visit the Trust’s website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.
Index Publishers Information

Frank Russell Company
The Inverse Russell 2000® Strategy Fund, Russell 2000® Fund and Russell 2000® 1.5x Strategy Fund (the “Guggenheim Russell Funds”) are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company (“Russell”). Russell is not responsible for and has not reviewed the Guggenheim Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the “Russell Index”) which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Guggenheim Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.
Russell’s publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.
Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.
Russell® is a trademark of the Frank Russell Company.
ICE Futures U.S., Inc.
The Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Products”) are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures”). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index® to track market performance of either Product. ICE Futures’ only relationship to Guggenheim Investments
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(“Licensee”) is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.
ICE Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein. ICE Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. ICE Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or any data included therein. Without limiting any of the foregoing, in no event shall ICE Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The NASDAQ OMX Group, Inc.
The Inverse NASDAQ-100® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund and NASDAQ-100® Fund (the “Guggenheim NASDAQ Funds”) are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”).The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Guggenheim NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Guggenheim NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations’ only relationship to Guggenheim Investments (“Licensee”) is in the licensing of the NASDAQ®, NASDAQ-100®, and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Guggenheim NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Guggenheim NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Guggenheim NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Guggenheim NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Guggenheim NASDAQ Funds.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ-100 Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Guggenheim NASDAQ Funds, or any other person or entity from the use of the NASDAQ-100 Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ-100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of such damages.
Nikkei Inc.
Nikkei Inc. (the “Index Publisher”) does not sponsor, endorse, sell or promote any Guggenheim Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:
•
The advisability of investing in index funds;
•
The ability of any index to track stock market performance;
•
The accuracy and/or the completeness of the aforementioned index or any data included therein;
•
The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and
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•
The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.
•
Further, the Index Publisher does not:
•
Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;
•
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;
•
Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;
•
Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;
•
Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;
•
Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.
S&P Dow Jones Indices LLC
The “Dow Jones Industrial Average” and “S&P Emerging 50 ADR Index” are products of S&P Dow Jones Indices LLC (“SPDJI”) and have been licensed for use by Security Investors, LLC. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average® are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Security Investors, LLC.
The Dow Jones Industrial Average® Fund, Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund (the “Guggenheim S&P Dow Jones Funds”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Guggenheim S&P Dow Jones Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim S&P Dow Jones Funds particularly or the ability of the Dow Jones Industrial Average or S&P Emerging 50 ADR Index to track general market performance. S&P Dow Jones Indices’ only relationship to Security Investors, LLC, with respect to the Dow Jones Industrial Average and S&P Emerging 50 ADR Index, is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average and S&P Emerging 50 ADR Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Security Investors, LLC or the Guggenheim S&P Dow Jones Funds. S&P Dow Jones Indices has no obligation to take the needs of Security Investors, LLC or the owners of the Guggenheim S&P Dow Jones Funds into consideration in determining, composing or calculating the Dow Jones Industrial Average or S&P Emerging 50 ADR Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Guggenheim S&P Dow Jones Funds or the timing of the issuance or sale of the Guggenheim S&P Dow Jones Funds or in the determination or calculation of the equation by which the Guggenheim S&P Dow Jones Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Guggenheim S&P Dow Jones Funds. There is no assurance that investment products based on the Dow Jones Industrial Average or S&P Emerging 50 ADR Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc., a shareholder of S&P Dow Jones Indices, and its affiliates may independently issue and/or sponsor financial products unrelated to the Guggenheim S&P Dow Jones Funds currently being issued by Security Investors, LLC, but which may be similar to and competitive with the Guggenheim S&P Dow Jones Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average and S&P Emerging 50 ADR Index.
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S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR S&P EMERGING 50 ADR INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SECURITY INVESTORS, LLC, OWNERS OF THE GUGGENHEIM S&P DOW JONES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR S&P EMERGING 50 ADR INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SECURITY INVESTORS, LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Standard & Poor’s
The Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Nova Fund, S&P 500® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund (the “Guggenheim S&P Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation, condition, warranty, express or implied, to the owners of the Guggenheim S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Guggenheim S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, and S&P SmallCap 600 Pure Value Index (the “S&P Indices”) to track general stock market performance or provide a basis for superior investment performance. S&P’s only relationship to Guggenheim Investments (the “Licensee”) is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Guggenheim S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Guggenheim S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination of the prices and amount of the Guggenheim S&P Funds or the timing of the issuance or sale of the Guggenheim S&P Funds or in the determination or calculation of the equation by which the Guggenheim S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Guggenheim S&P Funds.
S&P does not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Guggenheim S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.
“Standard & Poor’s®,” S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “Standard & Poor’s MidCap 400®,” “S&P MidCap 400®,” “Standard & Poor’s SmallCap,” “S&P SmallCap 600®,” “S&P 500 Pure Value,” “S&P 500 Pure Growth,” “S&P MidCap 400 Pure Value,” “S&P MidCap 400 Pure Growth,” “S&P SmallCap 600 Pure Value,” and “S&P SmallCap 600 Pure Growth” are trademarks of The McGraw-Hill Companies, Inc.
STOXX Ltd.
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers have no relationship to Guggenheim Investments other than the licensing of the STOXX Europe 50® Index (hereinafter “Index”) and the related trademarks for use in connection with the Europe 1.25x Strategy Fund (hereinafter the “Product”).
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STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers do not:
•
sponsor, endorse, sell or promote the Product or recommend that any person invest in the Product or any other securities.
•
have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Product.
•
have any responsibility or liability for the administration, management or marketing of the Product.
•
Consider the needs of the Product or the owners of the Product in determining, composing or calculating the Index or have any obligation to do so.
STOXX Ltd. and Qontigo Index GmbH respectively as the licensor and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Product or its performance.
Specifically,
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•
the results to be obtained by the Product, the owner of the Product or any other person in connection with the use of the Index and the data included in the Index;
•
the accuracy or completeness of the Index and its data;
•
the merchantability and the fitness for a particular purpose or use of the Index and its data;
•
the performance of the Product generally.
STOXX Ltd., Qontigo Index GmbH and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the Index or its data.
Under no circumstances will STOXX Ltd., Qontigo Index GmbH or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the Index or its data or generally in relation to the Product even in circumstances where STOXX Ltd., Qontigo Index GmbH or their licensors, research partners or data providers are aware that such loss or damage may occur.
STOXX Ltd. and Qontigo Index GmbH do not assume any contractual relationship with the purchasers of the Product or any other third parties. The licensing agreement between Guggenheim Investments and the respective licensors solely for their benefit and not for the benefit of the owners of the Product or any other third parties.
Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, District of Columbia 20004, serves as legal counsel to the Funds.
Independent Registered Public Accounting Firm

The Trust's independent registered public accounting firm, Ernst & Young LLP, 1775 Tysons Boulevard, Tysons, Virginia 22102, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports, prepares the Funds' federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.
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Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.
Financial Statements

The audited financial statements of the Funds for the fiscal year ended March 31, 2025, including notes thereto and the report of the Funds’ independent registered public accounting firm, which are contained in the Funds’ report on Form N-CSR for the most recently completed fiscal year, available at https://www.sec.gov/Archives/edgar/data/899148/000139834425011398/fp0092701-207_ncsrixbrl.htm, are incorporated herein by reference. Copies of the Funds’ annual and semi-annual reports and other information, such as Fund financial statements, may be obtained by telephoning the transfer agent at 800.820.0888 or 301.296.5100 or by visiting www.guggenheiminvestments.com.
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Appendix A

Description of Ratings
Bond Ratings
Below is a description of S&P Global Ratings and its affiliates (collectively, “S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) bond rating categories.
S&P Global Ratings
Long-Term Issue Credit Ratings*
AAA—An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D—An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

NR—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
*
The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1—A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
For more information on S&P's ratings, please visit S&P's website at www.standardandpoors.com.
Moody’s Investors Service, Inc.
Corporate Bond Ratings
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities also may be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
For more information on long-term ratings assigned to obligations in default, please visit Moody’s website at www.moodys.com.
Fitch Ratings, Inc.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
Long-Term Credit Ratings Scales
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.
CC Very high levels of credit risk. Default of some kind appears probable.
C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
the formal announcement by the issuer or their agent of a distressed debt exchange;
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
the selective payment default on a specific class or currency of debt;
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B

Control Persons and Principal Holders of Securities
As of July 1, 2025, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. Persons owing of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act.
Class A
FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Banking Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	29.97%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	16.89%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	13.58%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	13.29%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	8.59%
Basic Materials Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	41.35%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	15.62%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	11.56%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	8.62%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.42%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	5.24%
Biotechnology Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	33.92%
	NFS LLC FEBO Mutual Funds Fractional	200 Liberty Street New York, NY 10281	14.35%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	9.38%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	7.86%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	7.24%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	6.94%
	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	5.51%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Consumer Products Fund	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	18.70%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	17.87%
	Charles Schwab & Co. Inc.	211 Main Street San Francisco, CA 94105	15.77%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	12.78%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	6.11%
	Wells Fargo Clearing Services, LLC	2801 Market Street St. Louis, MO 63103	5.61%
	Morgan Stanley Smith Barney LLC	1 New York Plaza 12th Floor New York, NY 10004	5.57%
Dow Jones Industrial Average® Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	43.62%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	35.45%
	John Hancock Trust Company LLC	200 Berkeley Street Boston, MA 02116	5.68%
Electronics Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	32.90%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	15.82%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	11.19%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	7.32%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	7.18%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.75%
Emerging Markets 2x Strategy Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	57.68%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	16.27%
Emerging Markets Bond Strategy Fund	Guggenheim Funds Distributors, LLC	227 West Monroe Street Suite 4800 Chicago, IL 60606	60.91%
	Jennifer Fields	[address intentionally omitted]	16.28%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Energy Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	23.36%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	23.28%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	11.25%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	9.36%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.91%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	5.96%
Energy Services Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	29.47%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	26.23%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	13.10%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.05%
Europe 1.25x Strategy Fund	Janis Lightfoot	[address intentionally omitted]	20.57%
	Linda Ewald	[address intentionally omitted]	13.17%
	Cheryl Hall	[address intentionally omitted]	11.45%
	Knoxville Kiwanis Youth Foundation	P.O. Box 232 Knoxville, TN 37901	10.54%
	Megan Nolen	[address intentionally omitted]	9.08%
	Patricia Underwood	[address intentionally omitted]	5.97%
	Richard Schnabel	[address intentionally omitted]	5.33%
Financial Services Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	29.59%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	21.08%
	Susan Wick Revocable Trust	[address intentionally omitted]	8.67%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.94%
	William Erickson	[address intentionally omitted]	5.26%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Government Long Bond 1.2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	29.25%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	20.61%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	14.72%
	Jerry Farley Revocable Trust	[address intentionally omitted]	8.24%
High Yield Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	50.30%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	12.59%
	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	5.39%
Health Care Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	24.72%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	14.41%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	11.26%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	8.30%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.95%
Internet Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	22.26%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	22.07%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	14.41%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.29%
Inverse Emerging Markets 2x Strategy Fund	Guggenheim Funds Distributors, LLC	227 West Monroe Street Suite 4800 Chicago, IL 60606	59.54%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	14.35%
	Barbara Dawson	[address intentionally omitted]	9.60%
	William Toshner	[address intentionally omitted]	8.51%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Inverse Government Long Bond Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	21.50%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	15.65%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.72%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	8.86%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	8.21%
	UBS Financial Services Inc.	1000 Harbor BoulevardWeehawken, NJ 07086	7.11%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	5.25%
Inverse High Yield Strategy Fund	Matrix Trust Company	717 17th Street Suite 1300 Denver, CO 80202	84.23%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.49%
Inverse Mid-Cap Strategy Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	48.24%
	Georgia Kroustalis Spyros Kroustalis	[address intentionally omitted]	39.00%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	6.94%
Inverse NASDAQ-100® Strategy Fund	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	46.64%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	26.90%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	12.98%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	9.78%
Inverse Russell 2000® Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	60.13%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	10.92%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	9.81%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	5.83%
	Altruist Financial LLC	300 S. Pearl Expressway Suite 250 Dallas, TX 75201	5.44%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Inverse S&P 500® Strategy Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	27.62%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	21.82%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	19.29%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	13.99%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.43%
Japan 2x Strategy Fund	National Financial Services LLC	499 Washington BoulevardJersey City, NJ 07310	75.97%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	7.68%
	J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	5.19%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.15%
Leisure Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	40.61%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	17.48%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	9.46%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	5.38%
Mid-Cap 1.5x Strategy Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	19.92%
	Vanguard Brokerage Services	100 Vanguard Boulevard Malvern, PA 19355	15.86%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	11.13%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	10.46%
	Yvone Clark	[address intentionally omitted]	6.93%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	6.93%
	Donald Clark	[address intentionally omitted]	6.33%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	49.03%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	16.45%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	10.23%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
NASDAQ-100® Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	19.82%
	NFS LLC FEBO Mutual Funds Fractional	200 Liberty Street New York, NY 10281	14.84%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	14.70%
	UBS Financial Services Inc.	1000 Harbor Boulevard Weehawken, NJ 07086	9.44%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	9.18%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	8.24%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	7.32%
Nova Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	31.99%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	20.57%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	17.25%
Precious Metals Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	33.50%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	14.68%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	11.27%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.67%
Real Estate Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	20.76%
	Susan Frances Wick Revocable Trust	[address intentionally omitted]	17.89%
	Holly Burns	[address intentionally omitted]	9.72%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	7.65%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	7.63%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.50%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Retailing Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	20.15%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	13.23%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	12.59%
	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	8.77%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	8.04%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	7.17%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	6.97%
	Myrna Umagat	[address intentionally omitted]	6.42%
Russell 2000® Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	44.36%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	9.64%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	9.28%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	7.65%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	5.12%
	Ascensus Trust Company	P.O. Box 10758 Fargo, ND 58106	5.03%
Russell 2000® 1.5x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	19.77%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	19.37%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	18.40%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	12.89%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	9.26%
	Edward Cheesman	[address intentionally omitted]	7.03%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	5.72%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
S&P 500® Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	18.89%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	14.27%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	12.27%
	UBS Financial Services Inc.	1000 Harbor Boulevard Weehawken, NJ 07086	8.14%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	7.99%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	6.28%
S&P 500® Pure Growth Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	24.09%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	20.22%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	14.26%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	10.57%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	5.29%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.24%
S&P 500® Pure Value Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	25.73%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	20.92%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	15.59%
	Edward D Jones & Co. FEBO Customers	12555 Manchester Road St. Louis, MO 63131	8.15%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	6.77%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.02%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
S&P MidCap 400® Pure Growth Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	23.27%
	UBS Financial Services Inc.	1000 Harbor Boulevard Weehawken, NJ 07086	14.37%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	13.04%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	12.07%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	9.85%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	8.75%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.24%
S&P MidCap 400® Pure Value Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	25.60%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	23.31%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	13.13%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	8.03%
	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	6.93%
S&P SmallCap 600® Pure Growth Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	28.44%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	15.39%
	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	10.76%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	9.16%
	Moyhuddin Living Trust	[address intentionally omitted]	6.05%
S&P SmallCap 600® Pure Value Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	52.48%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	12.66%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	10.59%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.53%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Strengthening Dollar 2x Strategy Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	27.40%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	24.35%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	15.75%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.36%
Technology Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	26.30%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	21.29%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	11.60%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	8.16%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	7.78%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	6.59%
Telecommunications Fund	Debbie Carel	[address intentionally omitted]	23.73%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	22.44%
	UBS Financial Services Inc.	1000 Harbor Boulevard Weehawken, NJ 07086	16.29%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	9.15%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	9.00%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	6.83%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	6.20%
Transportation Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	35.48%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	21.10%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.49%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	6.37%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Utilities Fund	UBS Financial Services Inc.	1000 Harbor Boulevard Weehawken, NJ 07086	31.84%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	23.47%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	15.05%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main StreetSan Francisco, CA 94105	8.20%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	8.08%
Weakening Dollar 2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	44.99%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	15.93%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	9.57%
	Marjorie White	[address intentionally omitted]	8.28%
	Brown Brothers Harriman Investments, LLC	104 Broadway New York, NY 10005	7.89%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.91%
Class C
FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Banking Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	36.57%
	Leslie Fukumoto	[address intentionally omitted]	26.34%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	16.33%
	Robert Dwyer	[address intentionally omitted]	10.76%
Basic Materials Fund	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	50.01%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	29.07%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	9.42%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.49%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Biotechnology Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	41.04%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	9.22%
	UBS Financial Services Inc.	1000 Harbor Boulevard Weehawken, NJ 07086	8.57%
	Christopher Nolen	[address intentionally omitted]	7.75%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	6.74%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	6.55%
	Megan Nolen	[address intentionally omitted]	5.76%
Consumer Products Fund	American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	47.64%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	17.41%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	6.70%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	5.59%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.53%
Dow Jones Industrial Average® Fund	Mid Atlantic Trust Company	1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	30.79%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	22.14%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	21.31%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	8.83%
Electronics Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	24.24%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	17.64%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	11.14%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	9.74%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	8.65%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	7.94%
	Christopher Nolen	[address intentionally omitted]	6.21%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Emerging Markets 2x Strategy Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	33.71%
	Tricia Lechmaier	[address intentionally omitted]	15.03%
	Christopher Lechmaier	[address intentionally omitted]	14.68%
	Jorge Gonzalez	[address intentionally omitted]	9.73%
	TransSolutions Retirement Plan & Trust FEBO Customers	[address intentionally omitted]	6.97%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.66%
	TransSolutions Retirement Plan & Trust FEBO Customers	[address intentionally omitted]	6.64%
Emerging Markets Bond Strategy Fund	Axos Clearing LLC	15950 West Dodge Road Suite 300 Omaha, NE 68118	98.60%
Energy Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	47.95%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	36.25%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.46%
Energy Services Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	42.36%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	25.35%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.91%
	Darlette Cavin	[address intentionally omitted]	6.27%
Europe 1.25x Strategy Fund	David Smith	[address intentionally omitted]	27.53%
	Lisa Ewald	[address intentionally omitted]	17.56%
	TransSolutions Retirement Plan & Trust FEBO Customers	[address intentionally omitted]	11.87%
	TransSolutions Retirement Plan & Trust FEBO Customers	[address intentionally omitted]	11.31%
	TransSolutions Retirement Plan & Trust FEBO Customers	[address intentionally omitted]	7.80%
	Megan Nolen	[address intentionally omitted]	7.16%
	Richard Schnabel	[address intentionally omitted]	6.85%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Financial Services Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	36.41%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	28.56%
	Robert Dwyer	[address intentionally omitted]	8.06%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.37%
	Jesse Stratton Linda Stratton	[address intentionally omitted]	5.27%
Government Long Bond 1.2x Strategy Fund	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	69.69%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	17.28%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	12.99%
High Yield Strategy Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	13.40%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	11.95%
	Leslie Fukumoto	[address intentionally omitted]	9.50%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	9.20%
	Robert Larsen	[address intentionally omitted]	6.30%
Health Care Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	48.80%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	11.72%
	Christopher Nolen	[address intentionally omitted]	10.75%
	Megan Nolen	[address intentionally omitted]	7.88%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	7.57%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.89%
Internet Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	92.92%
Inverse Emerging Markets 2x Strategy Fund	Guggenheim Funds Distributors, LLC	227 West Monroe Street Suite 4800 Chicago, IL 60606	99.86%
Inverse Government Long Bond Strategy Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	54.17%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	37.29%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.30%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Inverse High Yield Strategy Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	77.54%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	21.43%
Inverse Mid-Cap Strategy Fund	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	96.44%
Inverse NASDAQ-100® Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	82.91%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	16.93%
Inverse Russell 200® Strategy Fund	Guggenheim Funds Distributors, LLC	227 West Monroe Street Suite 4800 Chicago, IL 60606	100%
Inverse S&P 500® Strategy Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	39.78%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	37.54%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	17.09%
Japan 2x Strategy Fund	Guggenheim Funds Distributors, LLC	227 West Monroe Street Suite 4800 Chicago, IL 60606	54.51%
	Ronnie Bacon	[address intentionally omitted]	17.34%
	Michele Bacon	[address intentionally omitted]	17.32%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	10.83%
Leisure Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	32.51%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	23.62%
	Christopher Nolen	[address intentionally omitted]	16.41%
	Megan Nolen	[address intentionally omitted]	12.12%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	8.88%
Mid-Cap 1.5x Strategy Fund	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	92.77%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.17%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	58.05%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	7.46%
	Dale Anderson	[address intentionally omitted]	5.91%
NASDAQ-100® Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	29.21%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	18.51%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	17.07%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	11.24%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	8.12%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.08%
Nova Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	73.25%
	Matrix Trust Company	717 17th Street Suite 1300 Denver, CO 80202	9.24%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.09%
Precious Metals Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	44.13%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	10.38%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	7.20%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	6.24%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.37%
Real Estate Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	42.21%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	32.65%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	16.31%
	Diane Anderson	[address intentionally omitted]	6.47%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Retailing Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	45.30%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	24.90%
	Timothy Brown Stefanie Brown	[address intentionally omitted]	22.71%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.10%
Russell 2000® Fund	Ascensus Trust Company	P.O. Box 10758 Fargo, ND 58106	16.25%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	16.10%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	10.92%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	8.48%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.09%
Russell 2000® 1.5x Strategy Fund	Matrix Trust Company	717 17th Street Suite 1300 Denver, CO 80202	92.72%
S&P 500® Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	43.70%
	Equity Trust Co.	P.O. Box 451430 Westlake, OH 44145	11.78%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	8.63%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	6.40%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	5.51%
S&P 500® Pure Growth Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	60.53%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	15.37%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	9.13%
S&P 500® Pure Value Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	55.33%
	Leslie Fukumoto	[address intentionally omitted]	20.79%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	5.66%
S&P MidCap 400® Pure Growth Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	41.68%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	21.37%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	18.58%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
S&P MidCap 400® Pure Value Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	26.75%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	19.57%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	14.26%
	Bruce Latkins	[address intentionally omitted]	10.15%
	Jennifer Schwendig	[address intentionally omitted]	10.11%
	Michael Lassley	[address intentionally omitted]	6.93%
	William Jewell	[address intentionally omitted]	5.99%
S&P SmallCap 600® Pure Growth Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	65.11%
	Muriel Siebert & Co., Inc.	[address intentionally omitted]	13.95%
	Jennifer Schwendig	[address intentionally omitted]	12.88%
S&P SmallCap 600® Pure Value Fund	Jennifer Schwendig	[address intentionally omitted]	88.17%
	Paul Murray	[address intentionally omitted]	9.38%
Strengthening Dollar 2x Strategy Fund	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	96.74%
Technology Fund	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	41.04%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	9.22%
	UBS Financial Services Inc.	1000 Harbor Boulevard Weehawken, NJ 07086	8.57%
	Christopher Nolen	[address intentionally omitted]	7.75%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	6.74%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	6.55%
	Megan Nolen	[address intentionally omitted]	5.76%
Telecommunications Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	99.99%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Transportation Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	35.12%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	30.25%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	12.50%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	12.33%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.68%
Utilities Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	27.52%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	26.71%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	19.21%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	10.08%
Weakening Dollar 2x Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	99.76%
Class H
FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Banking Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	32.14%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	21.44%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	18.15%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	17.39%
Basic Materials Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	40.24%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	22.98%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	15.92%
	Mid Atlantic Trust Company FEBO Customer	1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	5.50%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Biotechnology Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	52.29%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.66%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	10.01%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	7.53%
Consumer Products Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	25.87%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	15.84%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	15.71%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	12.40%
	ABHA Architects Inc.	1621 N. Lincoln Street Wilmington, DE 19806	5.27%
Dow Jones Industrial Average® Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	41.01%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	27.12%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	5.59%
Electronics Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	39.32%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	17.97%
	J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	11.40%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	11.35%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	11.21%
Emerging Markets Bond Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	39.72%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	35.23%
	J. Redmond	[address intentionally omitted]	7.03%
Emerging Markets 2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	86.59%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.81%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Energy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	57.97%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	11.88%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	8.13%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	6.23%
Energy Services Fund	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	77.71%
	J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	5.01%
Europe 1.25x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	17.07%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.39%
Financial Services Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	38.23%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	33.17%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	10.39%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	5.86%
Government Long Bond 1.2x Strategy Fund	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	81.13%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	7.61%
Health Care Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	28.84%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	19.87%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	11.14%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	9.34%
	J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	7.22%
High Yield Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	77.33%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	6.75%
Internet Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	43.17%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	28.33%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Inverse Emerging Markets 2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	55.31%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	19.03%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	11.14%
	Judy Drafz	[address intentionally omitted]	6.03%
Inverse Government Long Bond Strategy Fund	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	87.11%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.03%
Inverse High Yield Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	45.77%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	22.64%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	11.72%
Inverse Mid-Cap Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	40.45%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	34.20%
	Mid Atlantic Trust Company	1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	15.86%
Inverse NASDAQ-100® Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	65.13%
	Interactive Brokers LLC	2 Pickwick Plaza Greenwich, CT 06830	14.70%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	8.70%
Inverse Russell 2000® Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	32.70%
	Altruist Financial LLC	300 S. Pearl Expressway Suite 250 Dallas, TX 75201	26.14%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	12.07%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	7.47%
	Dobo Trust	[address intentionally omitted]	6.74%
Inverse S&P 500® Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	47.66%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	28.50%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	10.62%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Japan 2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	33.91%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	12.09%
	Jay Wertman	[address intentionally omitted]	10.66%
	Scott Trost	[address intentionally omitted]	9.92%
	Peter Tropaitis	[address intentionally omitted]	8.95%
	James Rischar	[address intentionally omitted]	7.56%
Leisure Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	51.46%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	18.30%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	11.63%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	6.82%
Mid-Cap 1.5x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	52.01%
	Edward D Jones & Co. FEBO Customers	12555 Manchester Road St. Louis, MO 63131	7.41%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.07%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	80.53%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.60%
NASDAQ-100® Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	37.15%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	32.36%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	7.07%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	5.52%
Nova Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	61.93%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	14.60%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.71%
Precious Metals Fund	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	65.94%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	11.05%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Real Estate Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	23.41%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	13.16%
	Saraswathi Ekambaram	[address intentionally omitted]	10.69%
	J. & D. Feil Trust	[address intentionally omitted]	6.83%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	6.09%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	5.84%
Retailing Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	44.81%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.09%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	10.08%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	7.25%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	7.25%
Russell 2000® Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	27.34%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	25.00%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	12.86%
	Roger Somers	[address intentionally omitted]	6.13%
Russell 2000® 1.5x Strategy Fund	Leon Bastajian Deanna Bastajian	[address intentionally omitted]	30.28%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	24.34%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	8.26%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	6.01%
S&P 500® Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	68.57%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.06%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	6.18%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
S&P 500® Pure Growth Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	46.49%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.17%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	7.72%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	7.66%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	6.58%
S&P 500® Pure Value Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	30.67%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	13.96%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	12.97%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	6.37%
	Saraswathi Ekambaram	[address intentionally omitted]	6.27%
S&P MidCap 400® Pure Growth Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	43.38%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	33.73%
S&P MidCap 400® Pure Value Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	44.38%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	21.32%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	6.47%
S&P SmallCap 600® Pure Growth Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	30.32%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	18.33%
	Gail Parsons	[address intentionally omitted]	9.13%
	Matrix Trust Company	717 17th Street Suite 1300 Denver, CO 80202	6.60%
S&P SmallCap 600® Pure Value Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	68.73%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	9.57%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Strengthening Dollar 2x Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	45.59%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	25.58%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	7.75%
Technology Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	27.35%
	RBC Capital Markets, LLC	250 Nicollet Mall Suite 1400 Minneapolis, MN 55401	17.81%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	16.81%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	10.49%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	9.55%
Telecommunications Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	76.94%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	11.81%
Transportation Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	49.89%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	23.91%
Utilities Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	39.22%
	Nationwide Trust Company	P.O. Box 182029 Columbus, OH 43218	17.31%
	Edward D Jones & Co. FEBO Customers	12555 Manchester Road St. Louis, MO 63131	7.81%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	7.02%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	6.38%
Weakening Dollar 2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	27.09%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	23.17%
	Roger Scott	[address intentionally omitted]	14.91%
	Ralph Neumann	[address intentionally omitted]	8.00%
Investor Class

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Banking Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	83.77%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.89%
Basic Materials Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	32.87%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	27.58%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	9.19%
Biotechnology Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	37.18%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	31.44%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	5.25%
Consumer Products Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	45.54%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	26.06%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	7.40%
Electronics Fund	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	37.83%
	Charles Schwab & Co. Inc.	211 Main Street San Francisco, CA 94105	33.65%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	7.57%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	6.88%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.55%
Energy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	20.45%
	Jame Pilliod	[address intentionally omitted]	17.74%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	12.88%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	8.13%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Energy Services Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	41.90%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	28.25%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.11%
Financial Services Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	83.49%
Internet Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	40.49%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	17.33%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	7.87%
Leisure Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	65.57%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	18.63%
Government Long Bond 1.2x Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	69.25%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	9.13%
Health Care Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	48.19%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	14.59%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	11.15%
Inverse Government Long Bond Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	46.82%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	15.97%
	Vanguard Brokerage Services	100 Vanguard Boulevard Malvern, PA 19355	8.51%
Inverse NASDAQ-100® Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	37.38%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	24.42%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	17.98%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	7.54%
Inverse S&P 500® Strategy Fund	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	39.23%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	25.84%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	20.49%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Nova Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	71.03%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	10.50%
Precious Metals Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	44.30%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	21.78%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	10.83%
NASDAQ-100® Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	38.92%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	21.88%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza 12th Floor New York, NY 10004	6.26%
	Vanguard Brokerage Services	100 Vanguard Boulevard Malvern, PA 19355	5.16%
Retailing Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	48.00%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	17.19%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	12.15%
	Duvedal Associates Partnership	[address intentionally omitted]	7.32%
Technology Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	48.02%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	22.74%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	10.43%
Telecommunications Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	79.50%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	8.84%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	5.09%
Transportation Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	46.94%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	19.74%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	8.81%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	6.52%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.05%

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Utilities Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	44.07%
	National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	16.06%
	Altruist Financial LLC	300 S. Pearl Expressway Suite 250 Dallas, TX 75201	7.23%
Money Market Class
FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
U.S. Government Money Market Fund	N/A	N/A	N/A

PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(1)
Certificate of Trust, dated February 10, 1993, of Rydex Series Funds (the “Registrant” or the “Trust”) is
incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 27 to the Registrant’s
registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000906287-96-000141 on October 30,
1996.

	(2)
Registrant’s Amended and Restated Declaration of Trust, dated as of August 27, 2020, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 216 to the Registrant’s registration statement on
Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001193125-21-144374 on April 30, 2021.

(b)
Registrant’s Amended and Restated Bylaws, dated as of August 27, 2020, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 216 to the Registrant’s registration statement on Form N-1A
(File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001193125-21-144374 on April 30, 2021.

(c)		Not applicable.

(d)	(1)
Advisory Agreement, dated March 1, 2012, between the Registrant and Security Investors, LLC (the “Advisory
Agreement”) is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 112 to the
Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

	(2)
Schedule A, revised as of December 1, 2015, to the Advisory Agreement is incorporated herein by reference to
Exhibit (d)(2) of Post-Effective Amendment No. 146 to the Registrant's registration statement on Form N-1A
(File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001628280-15-009014 on December 1, 2015.

	(3)
Amendment, dated May 21, 2018, to the Advisory Agreement is incorporated herein by reference to Exhibit
(d)(3) of Post-Effective Amendment No. 187 to the Registrant’s registration statement on Form N-1A (File
Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001628280-18-009776 on
July 30, 2018.

(e)	(1)
Distribution Agreement, dated March 1, 2012, as amended and restated September 1, 2013, between the
Registrant and Guggenheim Distributors, LLC (now, Guggenheim Funds Distributors, LLC) (the “Distribution
Agreement”) is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 128 to the
Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001445305-14-001606 on April 30, 2014.

	(2)
Amendment No. 1, dated February 28, 2014, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 212 to the Registrant’s registration statement on Form N-1A
(File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001628280-20-005689 on April 28, 2020.

(f)		Not applicable.

(g)	(1)
Custody Agreement, dated October 16, 2009, between the Registrant and U.S. Bank, National Association (the
“Custody Agreement”) is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment
No. 94 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0000950123-10-006178 on January 28, 2010.

(2)
Revised Fee Schedule to the Custody Agreement is incorporated herein by reference to Exhibit (g)(2) of Post-
Effective Amendment No. 116 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-322802 on July 30, 2012.

(3)
Amended and Restated Foreign Custody Manager Agreement, dated April 24, 2008, between the Registrant and U.S. Bank, National Association (the “Foreign Custody Manager Agreement”) is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 76 to the Registrant’s registration statement on
Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession
No. 0000935069-08-001345 on May 30, 2008.

(4)
Schedule II, as revised August 18, 2014, to the Foreign Custody Manager Agreement is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 137 to the Registrant’s registration statement on
Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001445305-14-005287 on November 26, 2014.

(h)	(1)
Amended and Restated Open-End Fund Accounting and Administration Agreement, dated October 24, 2022, by and between the Registrant, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim
Variable Funds Trust, Rydex Dynamic Funds, Rydex Variable Trust, and MUFG Investor Services (US), LLC
(the “Fund Accounting and Administration Agreement”) is incorporated herein by reference to Exhibit (h)(4)
of Post-Effective Amendment No. 285 to Guggenheim Funds Trust’s registration statement on Form N-1A (File
Nos. 002-19458 and 811-01136), as filed with the SEC via EDGAR Accession No. 0001193125-23-017681 on
January 27, 2023.

(2)
Amendment, dated December 13, 2023, to the Fund Accounting and Administration Agreement is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 286 to Guggenheim Funds Trust’s
registration statement on Form N-1A (File Nos. 002-19458 and 811-01136), as filed with the SEC via EDGAR
Accession No. 0001193125-24-016994 on January 29, 2024.

(3)
Amendment, dated August 1, 2024, to the Fund Accounting and Administration Agreement is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 295 to Guggenheim Funds Trust’s
registration statement on Form N-1A (File Nos. 002-19458 and 811-01136), as filed with the SEC via EDGAR
Accession No. 0001193125-24-199784 on August 13, 2024.

(4)
Amended and Restated Transfer Agency Agreement, dated October 24, 2022, by and between the Registrant,
Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex
Dynamic Funds, Rydex Variable Trust, and MUFG Investor Services (US), LLC (the “Transfer Agency
Agreement”) is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 285 to
Guggenheim Funds Trust’s registration statement on Form N-1A (File Nos. 002-19458 and 811-01136), as
filed with the SEC via EDGAR Accession No. 0001193125-23-017681 on January 27, 2023.

(5)
Investment Management Agreement, dated March 1, 2012, between the Rydex Series Managed Futures
Strategy CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(7) of Post-
Effective Amendment No. 112 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(6)
Investment Management Agreement, dated March 1, 2012, between the Rydex Series Multi-Hedge Strategies
CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(9) of Post-Effective
Amendment No. 112 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(7)
Investment Management Agreement, dated March 1, 2012, between the Rydex Series Commodities Strategy
CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(10) of Post-Effective
Amendment No. 112 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(8)
Amended and Restated Expense Limitation Agreement, dated November 15, 2023, between the Registrant and
Security Investors, LLC is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No.
222 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-24-121794 on April 29, 2024.

(9)
Expense Reimbursement and/or Waiver Agreement, dated August 1, 2022, between the Registrant and Security
Investors, LLC is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 219 to
the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the
SEC via EDGAR Accession No. 0001193125-22-206847 on July 29, 2022.

(10)
Expense Reimbursement and/or Waiver Agreement, dated August 1, 2022, between the Registrant and Security
Investors, LLC is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 219 to
the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the
SEC via EDGAR Accession No. 0001193125-22-206847 on July 29, 2022.

(11)
Second Expense Reimbursement and/or Waiver Agreement, dated August 1, 2023, between the Registrant and
Security Investors, LLC is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No.
221 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-23-199230 on July 31, 2023.

(12)
Third Expense Reimbursement and/or Waiver Agreement, dated August 1, 2024, between the Registrant and
Security Investors, LLC is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment
No. 223 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-24-187713 on July 29, 2024.

(13)
Amended and Restated Fund of Funds Waiver Agreement, dated November 18, 2021, between the Registrant and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(12) of Post-Effective
Amendment No. 75 to Rydex Variable Trust’s registration statement on Form N-1A (File Nos. 333-57017 and
811-08821), as filed with the SEC via EDGAR Accession No. 0001193125-22-043494 on February 15, 2022.

(14)
Form of (CEFs) Guggenheim Funds Rule 12d1-4 (Acquiring Fund) Fund of Funds Investment Agreement is
incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 75 to Rydex Variable
Trust’s registration statement on Form N-1A (File Nos. 333-57017 and 811-08821), as filed with the SEC via
EDGAR Accession No. 0001193125-22-043494 on February 15, 2022.

(15)
Form of (OEFs/ETFs) Guggenheim Funds Rule 12d1-4 (Acquiring Fund) Fund of Funds Investment
Agreement is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 75 to
Rydex Variable Trust’s registration statement on Form N-1A (File Nos. 333-57017 and 811008821), as filed with the SEC via EDGAR Accession No. 0001193125-22-043494 on February 15, 2022.

(i)	(1)
Opinion regarding legality of shares, relating to each series of the Trust (with the exception of the Commodities
Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 223 to the Registrant’s registration statement on
Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001193125-24-187713 on July 29, 2024.

(2)
Opinion regarding legality of shares, relating to the Commodities Strategy Fund, Managed Futures Strategy
Fund and Multi-Hedge Strategies Fund, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective
Amendment No. 222 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-24-121794 on April 29, 2024.

(j)		Consent of independent registered public accounting firm, Ernst & Young LLP, is filed herewith.

(k)		Not applicable.

(l)		Not applicable.

(m)	(1)
Amended and Restated Distribution and Shareholder Services Plan, dated August 28, 2000, for Class C shares
(the “Class C Distribution and Shareholder Services Plan”) is incorporated herein by reference to Exhibit
(m)(11) of Post-Effective Amendment No. 43 to the Registrant’s registration statement on Form N-1A (File
Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0000912057-01-525748 on
July 30, 2001.

(2)
Amendment, dated May 21, 2001, to the Class C Distribution and Shareholder Services Plan is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 43 to the Registrant’s Registration
Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession
No. 0000912057-01-525748 on July 30, 2001.

(3)
Amendment, dated December 1, 2015, to the Class C Distribution and Shareholder Service Plan is
incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 146 to the Registrant’s
registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR
Accession No. 0001628280-15-009014 on December 1, 2015.

(4)
Distribution Plan, dated February 25, 2000, for Class H shares (the “Class H Distribution Plan”) is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 40 to the Registrant’s
registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR
Accession No. 0000912057-00-034316 on August 2, 2000.

(5)
Amendment, dated December 1, 2015, to the Class H Distribution Plan is incorporated herein by reference to
Exhibit (m)(5) of Post-Effective Amendment No. 146 to the Registrant’s registration statement on Form N-1A
(File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001628280-15-009014 on December 1, 2015.

(6)
Distribution Plan, dated November 5, 2001, for Class A shares (the “Class A Distribution Plan”) is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 57 to the Registrant’s
registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR
Accession No. 0000935069-05-001236 on May 24, 2005.

(7)
Amendment, dated December 1, 2015, to the Class A Distribution Plan is incorporated herein by reference to
Exhibit (m)(7) of Post-Effective Amendment No. 146 to the Registrant’s registration statement on Form N-1A
(File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001628280-15-009014 on December 1, 2015.

(8)
Distribution Plan for Class P Shares is incorporated herein by reference to Exhibit (m)(8) of Post-Effective
Amendment No. 140 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001628280-15-003146 on April 30, 2015.

(n)
Rule 18f-3 Multiple Class Plan, dated August 28, 2000, as amended and restated May 26, 2021, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 217 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession
No. 0 001193125-21-229064 on July 29, 2022.

(o)	Not applicable.

(p)
Combined Code of Ethics of the Trust, Security Investors, LLC and Guggenheim Funds Distributors, LLC,
dated November 1, 2024, is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No.
224 to the Registrant’s registration statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-25-104076 on April 29, 2025.

(q)
Powers of Attorney for Trustees, dated November 15, 2023, are incorporated herein by reference to Exhibit (q)
of Post-Effective Amendment No. 286 to Guggenheim Funds Trust’s registration statement on Form N-1A (File
Nos. 002-19458 and 811-01136), as filed with the SEC via EDGAR Accession No. 0001193125-24-016994 on
January 29, 2024.

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Item 29. Persons Controlled By or Under Common Control with Registrant.
As of the date of this Registration Statement, the Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund (each, a “Parent Fund”) owned 100% of the Rydex Series Commodities Strategy CFC, Rydex Series Multi-Hedge Strategies CFC, and Rydex Series Managed Futures Strategy CFC, respectively, each an exempted company organized under Cayman Islands law (each, a “Subsidiary”). Each Subsidiary’s financial information is reported on a consolidated basis with that of its Parent Fund.
Item 30. Indemnification
The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of March 13, 1993, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:
(a)
no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;
(b)
officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)
expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.
The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser.
Security Investors, LLC (“Security Investors”) serves as investment advisor for each series of the Trust. Security Investors is primarily engaged in the provision of investment advisory and management services to mutual funds and private accounts. The directors and officers of Security Investors consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, none of the directors or executive officers of Security Investors is or has been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years. Information as to the executive officers and directors of Security Investors is included in its Form ADV as filed with the SEC (File No. 801-8008) pursuant to the Investment Advisers Act of 1940, as amended.
Item 32. Principal Underwriters
(a)
Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, and Rydex Variable Trust.
(b)
The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:
Name and Principal Address	Position and Offices with Underwriter	Position and Offices with Registrant
Dina DiLorenzo 330 Madison Avenue New York, New York 10017	President of the Broker Dealer, Guggenheim Funds Distributors, LLC	None
Dominick Cogliandro 42-40 Bell Boulevard, Suite 505 Bayside, New York 11361	Chief Operating Officer, Unit Investment Trust Business	None
Dennis R. Metzger 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850	Chief Compliance Officer	None
Amy J. Lee 330 Madison Avenue, New York, New York 10017	General Counsel, Secretary, and Senior Managing Director	Trustee, Vice President and Chief Legal Officer
Elisabeth A. Miller 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850	Senior Managing Director	Chief Compliance Officer

Name and Principal Address	Position and Offices with Underwriter	Position and Offices with Registrant
Christopher V. Parisi 222 West Monroe Street, 7th Floor Chicago, Illinois 60606	Head of Distribution, Senior Managing Director	None
Ying Chan 330 Madison Avenue New York, New York 10017	Financial and Operations Principal	None

Item 33. Location of Accounts and Records
Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by:
Cyxtera

350 E Cermak Road
Chicago, Illinois 60616
1919 Park Avenue

Weehawken, New Jersey 07086
Guggenheim Investments

222 Berkeley Street, 11th Floor
Boston, Massachusetts 02116
800 SW Jackson Street

Topeka, Kansas 66612
100 Wilshire Boulevard

Santa Monica, California 90401
227 West Monroe Street

Chicago, Illinois 60606
Institutional Shareholder Services, Inc.
702 King Farm Boulevard, Suite 400

Rockville, Maryland 20850
Iron Mountain

1 Federal Street, Suite 600
Boston, Massachusetts 02110
MUFG Investor Services (US), LLC

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
Security Investors, LLC

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
330 Madison Avenue, 10th Floor

New York, New York 10017
Star Compliance

9200 Corporate Boulevard, Suite 440
Rockville, Maryland 20850
U.S. Bank, National Association

425 Walnut Street
Cincinnati, Ohio 45202
Item 34. Management Services
There are no management-related service contracts not discussed in Parts A and B.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on this 29th day of July 2025.
Rydex Series Funds

By:	/s/ Brian E. Binder
Brian E. Binder President and Chief Executive Officer
Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Randall C. Barnes*	Member of the Board of Trustees	July 29, 2025
Randall C. Barnes
/s/ Angela Brock-Kyle*	Member of the Board of Trustees	July 29, 2025
Angela Brock-Kyle
/s/ Amy J. Lee	Member of the Board of Trustees	July 29, 2025
Amy J. Lee
/s/ Thomas F. Lydon, Jr.*	Member of the Board of Trustees	July 29, 2025
Thomas F. Lydon, Jr.
/s/ Ronald A. Nyberg*	Member of the Board of Trustees	July 29, 2025
Ronald A. Nyberg
/s/ Sandra G. Sponem*	Member of the Board of Trustees	July 29, 2025
Sandra G. Sponem
/s/ Ronald E. Toupin, Jr.*	Chair and Member of the Board of Trustees	July 29, 2025
Ronald E. Toupin, Jr.
/s/ James M. Howley	Chief Financial Officer, Chief Accounting Officer and Treasurer	July 29, 2025
James M. Howley
/s/ Amy J. Lee
* Amy J. Lee, Attorney-in-Fact, pursuant to power of attorney

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.J	Consent of independent registered public accounting firm, Ernst & Young LLP

101.INS	XBRL Instance – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

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